      As filed with Securities and Exchange Commission on April 28, 1997

                                            Registration Nos. 33-88524; 811-8938


                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                       POST-EFFECTIVE AMENDMENT NO. 2
                                  to the
                                 FORM S-6
                          REGISTRATION STATEMENT
                                under the
                         SECURITIES ACT OF 1933

        SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13
                          (Exact Name of Trust)


                 SECURITY EQUITY LIFE INSURANCE COMPANY
                           (Name of Depositor)

                    84 Business Park Drive - Suite 303
                          Armonk, New York 10504
            (Address of Depositor's Principal Executive Offices)

                        CHRISTOPHER A. MARTIN, ESQ.
             Counsel, General American Life Insurance Company
                            700 Market Street
                        St. Louis, Missouri 63101
                 (Name and Address of Agent for Service)

                                Copies to:
                           STEPHEN E. ROTH, ESQ.
                       Sutherland, Asbill & Brennan
                       1275 Pennsylvania Ave., N.W.
                       Washington, D.C. 20004-2404

It is proposed that this filing will become effective:

  / /   Immediately upon filing pursuant to paragraph (b), of Rule 485.
  /X/   on May 1, 1997 pursuant to paragraph (b) of Rule 485.
  / /   60 days after filing pursuant to paragraph (a)(1) of Rule 485.
  / /   On (date) pursuant to paragraph (a)(1) of Rule  485.
  / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Notice required by Rule 24f-2 for 1996 was filed on February 28, 1997.

          SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13
                     REGISTRATION STATEMENT ON FORM S-6
                          CROSS-REFERENCE SHEET
FORM N-8B-2
ITEM NO.                      CAPTION IN PROSPECTUS
1                             Cover Page.
2                             Cover Page.
3                             Inapplicable.
4                             Sale of the Contract.
5                             Information about SELIC.
6                             The Separate Account.
7                             Not Required.
8                             Not Required.
9                             Inapplicable.
10(a)                         Additional Provisions of the Contract.
10(b)                         The Contract.
10(c),(d),(e)                 Death Benefits under the Contract; Contract
                              Values; Summary of the Contract; Additional
                              Provisions of the Contract; Surrender and
                              Partial Withdrawals; Contract Loan Privilege;
                              Transfers; Premiums; Appendix B.
10(f),(g),(h)                 Voting Rights; Additional Provisions of the
                              Contract.
10(i)                         Additional Provisions of the Contract; Death
                              Benefits under the Contract; The Separate Account;
                              Appendix B.
11                            The Separate Account.
12                            The Separate Account; Appendix A; Sale of the
                              Contract.
13                            Charges and Deductions; Sale of the Contract;
                              Appendix A.
14                            Premiums; Charges and Deductions; Sale of the
                              Contract.
15                            Premiums.
16                            The Separate Account; Appendix A.
17                            Captions referenced under Items 10(c), (d), (e)
                              and (i) above.
18                            The Separate Account; Contract Values.
19                            Records and Reports; Sale of the Contracts.
20                            Captions referenced under Items 6 and 10(g)
                              above.
21                            Contract Loan Privilege.
22                            Inapplicable.
23                            Sale of the Contract.
24                            Additional Provisions of the Contract.
25                            Information about SELIC.
26                            Sale of the Contract.
27                            Information about SELIC.
28                            Management of the Company.
29                            Information about SELIC.
30                            Inapplicable.
31                            Inapplicable.




FORM N-8B-2
ITEM NO.                      CAPTION IN PROSPECTUS
32                            Inapplicable.
33                            Inapplicable.
34                            Sale of the Contract.
35                            Information about SELIC.
36                            Inapplicable.
37                            Inapplicable.
38                            Sale of the Contract.
39                            Sale of the Contract.
40                            Sale of the Contract.
41(a)                         Sale of the Contract.
42                            Inapplicable.
43                            Inapplicable.
44(a)                         The Separate Account; Appendix A; Premiums;
                              Charges and Deductions.
44(b)                         Charges and Deductions.
44(c)                         Premiums; Charges and Deductions.
45                            Inapplicable.
46                            Appendix A; Captions referenced under Items
                              10(c), (d) and (e) above.
47                            Inapplicable.
48                            Inapplicable.
49                            Inapplicable.
50                            Inapplicable.
51                            Cover Page; Death Benefits under the Contract;
                              Termination; Charges and Deductions; The Contract;
                              Appendix B; Summary; Additional Provisions of the
                              Contract; Premiums; Sale of the Contract.
52                            Additional Provisions of the Contract.
53                            Federal Income Tax Considerations.
54                            Inapplicable.
55                            Inapplicable.
59                            Financial Statements.


This Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 includes three prospectuses describing the Contracts. The first prospectus ("Prospectus Version A") describes the Contracts as they will be sold in the general market. The second prospectus ("Prospectus Version B"), which is being added by this filing, describes Contracts which are substantially identical to the Contracts in Prospectus Version A, except that the Contracts described in Prospectus Version B make available to policy owners different investment divisions of the Registrant than does the Contracts in Prospectus Version A. The third prospectus ("Prospectus Version C") describes the Contracts as they will be sold primarily through a particular bank-affiliated distribution network.

PROSPECTUS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
ISSUED BY SECURITY EQUITY LIFE INSURANCE COMPANY



SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13


PROSPECTUS DATED MAY 1, 1997






                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           84 BUSINESS PARK DRIVE
                                SUITE 303
                            ARMONK, NY  10504

                           TEL: (914) 273-1290

             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                                 ISSUED BY

                     SECURITY EQUITY LIFE INSURANCE COMPANY
                        84 BUSINESS PARK DRIVE, SUITE 303
                              ARMONK, NY  10504
                             TEL: (914) 273-1290


This Prospectus describes the Individual Flexible Premium Variable Life Insurance Contract (the "Contract") offered by Security Equity Life Insurance Company ("SELIC" or the "Company"). The Contract is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Contract. This flexibility allows a Contract Holder to provide for changing insurance needs under a single insurance Contract. A Contract Holder also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Contract provides for: (1) a Net Cash Value that can be obtained by surrendering the Contract; (2) Contract loans; and (3) a Death Benefit payable at the Insured's death. Contract Holders may also attach a rider that amends the Contract to instead provide insurance coverage on the lives of two Insureds, with proceeds payable upon the death of the last surviving Insured. As long as a Contract remains in force, the Death Benefit will not be less than the current Face Amount of the Contract. A Contract will remain in force so long as its Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Contract.

During the "Free Look" period, Net Premiums are allocated to the Money Market Division as specified in Appendix A. After the end of the "Free Look" period, Net Premiums may be allocated to one or more of the Available Divisions of the Separate Account or to the Fixed Fund. If Net Premiums are allocated to the Separate Account, the duration of the Contract and the amount of the Insurance Account Value will vary to reflect the investment performance of the Available Divisions selected by the Contract Holder, and depending on the Death Benefit option elected, the amount of the Death Benefit above the minimum may also vary with that investment performance. The Contract Holder bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Insurance Account Value.

Each Available Division of the Separate Account 13 will invest in one of the Underlying Portfolios shown in Appendix A. The accompanying Prospectuses for these portfolios describe the investment objectives and policies, and the risks of the portfolios. This Prospectus generally describes only the portion of the Contracts involving the Available Divisions of the Separate Account. For a brief summary of the Fixed Fund, see "The Fixed Fund".

It may not be advantageous to purchase a Contract as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another Flexible Premium Variable Life Insurance Contract. Within certain limits, a Contract Holder may return the Contract, or convert it to a Contract that provides benefits that do not vary with the investment results of Available Divisions by exercising the Conversion Right.

This Prospectus must be accompanied or preceded by the current prospectuses for the Underlying Portfolios listed in Appendix A.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contracts are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

Please read this Prospectus carefully and retain it for future reference.

The date of this Prospectus is May 1, 1997

                                    TABLE OF CONTENTS

                                                                                PAGE

Definitions                                                                        6

Summary of Contract                                                               10
   Explanation of a Case                                                          10
   Purpose of the Contract                                                        11
   The Contract Holder and Beneficiary                                            11
   Availability of the Contract                                                   12
   Joint Insureds                                                                 12
   Contract Values                                                                12
   The Separate Account                                                           12
   Death Benefit                                                                  13
   Premiums                                                                       13
   Charges and Deductions                                                         14
   Contract Loans                                                                 15
   Surrender and Partial Withdrawals                                              16
   Termination                                                                    16
   Illustrations                                                                  16
   Replacement of Existing Coverage                                               16
   Tax Considerations                                                             16
   Free Look and Conversion Rights                                                17

Information About SELIC                                                           17

The Separate Account                                                              18

The Contract                                                                      19
   Availability of Insurance Coverage                                             20
   Evidence of Insurability                                                       21
   Premiums                                                                       21
   Contract Values                                                                23
   Transfers                                                                      26
   Contract Loan Privilege                                                        27
   Surrender and Partial Withdrawals                                              30
   Death Benefits Under the Contract                                              31

Charges and Deductions                                                            36
   Premium Load                                                                   36
   Daily Charges                                                                  38
   Monthly Charges                                                                39

                                    -3-

   Underwriting Charges                                                           41
   Annual Charges                                                                 42
   Other Charges                                                                  42

Termination                                                                       43
   Maturity Date                                                                  43
   Termination for Insufficient Net Cash Value                                    43
   Reinstatement of a Contract Terminated for Insufficient Value                  44

The Fixed Fund                                                                    44
   General Description                                                            44
   Allocation of Amounts to the Fixed Fund                                        45
   Fixed Fund Benefits                                                            45
   Fixed Fund Insurance Account Value                                             45
   Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans       47

Federal Income Tax Considerations                                                 47

Additional Provisions of the Contract                                             53
   Addition, Deletion, or Substitution of Investments                             53
   Incontestability                                                               54
   Conversion Rights                                                              55
   Misstatement of Age or Sex                                                     55
   Suicide                                                                        55
   Availability of Funds                                                          55
   Entire Contract                                                                56
   Representations in Application                                                 56
   Contract Application and Contract Schedules                                    56
   Right to Amend Contract                                                        57
   Computation of Contract Values                                                 57
   Claims of Creditors                                                            57
   Notice                                                                         57
   Assignments                                                                    57
   Construction                                                                   58
   Severability                                                                   58
   State Variations                                                               58

Unisex Requirements Under Montana Law                                             58

Records and Reports                                                               58

Sale of the Contract                                                              59

                                    -4-

Voting Rights                                                                     59

State Regulation of the Company                                                   60

Management of the Company                                                      61-63

Legal Matters                                                                     64

Legal Proceedings                                                                 64

Experts                                                                           64

Additional Information                                                            64

Financial Statements                                                              64

Appendix A - Underlying Portfolios                                             A1-A2

Appendix B - Contract Riders                                                   B1-B7

Appendix C - Illustrations of Death Benefits and Insurance Account Value      C1-C11

                                 DEFINITIONS

See Appendix B for modifications to Definitions in the event that riders are added to the Contract.

ATTAINED AGE: The Insured's Issue Age under the Contract plus the number of completed Contract Years.

APPLICATION: The application form that must be completed by any purchaser of the Contract, before the Contract can be issued.

AVAILABLE DIVISION: A Division of the Separate Account to which Net Premiums may be allocated or Separate Account Value or Fixed Fund Insurance Account Value may be transferred under the Contracts. Each Available Division invests exclusively in the shares of a corresponding Underlying Portfolio listed in Appendix A.

BENEFICIARY: The person(s), entity or entities named on SELIC's records to receive the insurance proceeds payable under the Contract after the Insured dies.

BORROWED FUND: An account established in SELIC's General Account for any amounts transferred from the Available Divisions and the Fixed Fund and held as collateral for Contract Loans. (See "Contract Loan Privilege").

CASE: A grouping of one or more Contracts connected by a non-arbitrary factor, presented to SELIC as a group. (An example of such a factor is a common employer for the Insureds under each Contract in the grouping). (See "Explanation of a Case").

CONTRACT: The Flexible Premium Variable Life Insurance Contract offered by SELIC that is described in this Prospectus.

CONTRACT ANNIVERSARY: An anniversary of the Contract Date. It marks the start of a new Contract Year.

CONTRACT DATE: The date used to begin calculating Monthly Charges and Annual Charges under the Contract. It will be shown in the Contract.

CONTRACT HOLDER: The owner of the Contract, as shown in the records of SELIC. All of the rights and benefits of the Contract belong to the Contract Holder, unless otherwise stated in the Contract.

CONTRACT LOAN: An amount borrowed by the Contract Holder from the Insurance Account Value of the Contract.

CONTRACT MONTH: Each one month period commencing on the Contract Date and on each Monthiversary thereafter.

CONTRACT YEAR: Each successive twelve month period starting on the Contract Date and on each Contract Anniversary thereafter.

DEATH BENEFIT:  The benefit payable to the Beneficiary when the Insured dies.

DEATH BENEFIT OPTION ACCUMULATION RATE: The rate at which Premiums are accumulated for purposes of calculating Death Benefit Option 3.

DIVISION: A sub-account of the Separate Account. Only Available Divisions (described in this Prospectus) are available for investment under the Contracts.

EMPLOYER: A corporation, partnership, sole proprietorship, association, trust, and other similar or related entity. Affiliated Employers are considered one Employer.

EXCESS PREMIUM: Any amount of Premium paid in a Contract Year over and above the Target Premium.

FACE AMOUNT: The amount of insurance under the contract, excluding any Supplemental Term Insurance Amount. The Initial Face Amount on the Issue Date is shown in the Contract. Thereafter, it may change in accordance with the terms of the Contract.

FIXED FUND: The portion of the Insurance Account Value allocated to the Company's General Account (excluding the Borrowed Fund).

GOVERNING JURISDICTION: The state or jurisdiction in which the Contract is delivered and whose laws govern its terms. The Governing Jurisdiction is set forth in the Contract.

HOME OFFICE: The principal administrative office of SELIC, which is located at 84 Business Park Drive, Suite 303, Armonk, NY 10504.

INITIAL NET PREMIUM: The Initial Premium paid under the Contract less the applicable Premium Load.

INITIAL PREMIUM:  The first Premium paid under the Contract.

INSURANCE ACCOUNT VALUE: The total amount that a Contract provides for investment at any time. It is equal to the total of the amounts credited to the Contract Holder in the Separate Account, the Fixed Fund, and the Borrowed Fund.

INSURED: The person whose life is insured under the terms of the Contract. The Insured is shown in the Contract.

ISSUE AGE:  The Insured's age at his/her nearest birthday as of the Contract
Date.

ISSUE DATE: The day the Initial Premium is received and accepted by SELIC. This is also the date that insurance coverage becomes effective. All Contract values based on the Separate Account are determined beginning on the Issue Date. The Issue Date is shown in the Contract.

MATURITY DATE: The date on which the Contract will mature. The Maturity Date is shown in the Contract.

MAXIMUM LOAN AMOUNT: The maximum amount of Insurance Account Value that can be borrowed by the Contract Holder under the Contract.

MINIMUM INSURANCE COVERAGE: The minimum amount of Total Insurance Coverage, which includes any Supplemental Term Insurance Amount, under the Contract. It is currently $25,000.

MINIMUM PREMIUM: The Minimum Premium is equal to the Minimum Net Premium plus any applicable Premium Load.

MINIMUM NET PREMIUM: The Minimum Net Premium at any time is equal to (12) times the Monthly Charges for the first month in the then current Contract Year.

MONTHIVERSARY: The first day of each Contract Month. It is the day as of which Monthly Charges are deducted from the Insurance Account Value. The Monthiversary and the Contract Date coincide, except in months in which the Monthiversary falls on a day which is not a Valuation Day. In such months, the Valuation Day is deemed to fall on the next Valuation Day. If any Monthiversary would fall on the 29th, 30th, or 31st of a month that does not have that number of days, then the Monthiversary is deemed to be the last day of that month.

MONTHLY CHARGES: The Contract charges that are deducted monthly from Insurance Account Value. Monthly Charges include the Administration Charge, the Cost of Insurance Charge, any Monthly Charges for benefits provided by Contract rider, and any charges for special insurance class rating. (See "Charges and Deductions").

NET AMOUNT AT RISK:  The Net Amount at Risk is calculated on any
Monthiversary by subtracting the Insurance Account Value from the Death Benefit, discounted one month at a 4.00% assumed annual effective interest rate.

NET CASH VALUE: The Contract's Insurance Account Value minus any Contract Loan balance and interest accrued thereon and unpaid.

NET PREMIUM:  The amount of a Premium less applicable Premium Load.

PLANNED RENEWAL PREMIUM:   An amount of Premium, specified in the
Application, which the Contract Holder anticipates will be paid in each Contract Year after the first.

PREMIUM: Premiums are the payments made to SELIC under the Contract by the Contract Holder to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. Each Premium amount may consist of Target Premium, Excess Premium, or both.

PREMIUM LOAD: An amount deducted from each Premium prior to allocation of the Premium to the Separate Account and/or the Fixed Fund. Premium Load includes the Distribution Charge (comprised of a Premium Expense Load and a Commission Charge), a Premium Tax Charge and a DAC Tax Charge.

SELIC:  Security Equity Life Insurance Company, the issuer of the Contract.

SEPARATE ACCOUNT: A separate investment account established by the Board of Directors of SELIC to support the benefits payable under the Contract. Each Available Division of the Separate Account invests in a single corresponding Underlying Portfolio.

SEPARATE ACCOUNT VALUE: The portion of the Contract's Insurance Account Value invested in the Separate Account. It will be equal to the Contract's Insurance Account Value, less the total of amounts in the Borrowed Fund and in the Fixed Fund.

SUPPLEMENTAL TERM INSURANCE AMOUNT: The amount of insurance provided by the Supplemental Term Insurance Rider, if any. This amount is shown in the Contract. The Supplemental Term Insurance Rider is described in Appendix B.

TARGET PREMIUM: An amount of Premium used to determine Premium Loads under the Contract. The annual Target Premium is based upon the Face Amount and is shown in the Contract. For Contracts with a Face Amount equal to the Minimum Face Amount, the Target Premium will be zero (0).

TOTAL INSURANCE COVERAGE: Total amount of insurance, including coverage provided by any Supplemental Term Insurance Rider under the Contract.

UNDERLYING PORTFOLIO: An investment portfolio, managed by one or more investment managers, the shares or units of which comprise the investment of an Available Division of the Separate Account.

VALUATION DAY: A day that is a regular business day of SELIC and that the New York Stock Exchange (or its successor) is open for trading. Each Valuation Day ends at the Valuation Time.

VALUATION TIME: The close of trading on the New York Stock Exchange (or any successor exchange), which is generally 4 p.m. Eastern Time.

VALUATION PERIOD: The period of time between Valuation Days. A Valuation Period begins immediately after the Valuation Time on the previous Valuation Day and ends as of the Valuation Time on the next succeeding Valuation Day.


                          SUMMARY OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract and should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Further detail is provided in the Contract, the Application, and the prospectuses for the Underlying Portfolios. See Appendix B for modifications to this section in the event that riders are added to the Contract.

EXPLANATION OF A CASE

Every Contract issued by SELIC will be part of a Case. A Case is a grouping of one or more Contracts linked together by a non-arbitrary factor such as a
common Employer of each Insured under the Contracts.   SELIC in its sole
discretion will determine what constitutes a Case. A Case may have one Contract Holder (i.e., a single entity owns all the Contracts in the Case) or as many Contract Holders as there are Contracts in the Case. The Premium Load, Minimum Initial Premiums, and underwriting standards for an individual Contract are determined based on the characteristics of the Case to which the Contract belongs. (See "Charges and Deductions").

A Contract is the agreement between SELIC and the Contract Holder to provide benefits on the life of an Insured. Every Contract will belong to a Case. Each Contract will be treated as an individual Contract, yet will also be linked to the Case it belongs for purposes of determining certain Contract features and charges.

PURPOSE OF THE CONTRACT

The Contract offers a means to obtain insurance protection relating to the life of a person in whom the Contract Holder has an insurable interest. A Death Benefit is payable to the applicable Beneficiary upon the death of the Insured so long as the Contract remains in force. The accumulated values and benefits under the Contract may be used by Contract Holders for any valid purpose. Unlike traditional life insurance, which provides a guaranteed Insurance Account Value, a Contract's Insurance Account Value will vary to reflect investment results of the Available Divisions and interest credited to the Fixed Fund.

Life insurance is not a short-term investment. Prospective Contract Holders should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

The Contract is a long-term investment designed to provide a Death Benefit, and should only be purchased for purposes consistent with these features.
The Death Benefit and Net Cash Value under Contracts in a Case may be used to provide proceeds for various planning purposes. However, the Contracts are not liquid investments: partial withdrawals may be currently taxable; and Contract Loans and partial withdrawals may significantly affect current and future Death Benefit proceeds and Net Cash Value, and cause Contracts to lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). In addition, if the performance of the Available Divisions to which Insurance Account Value is allocated is not sufficient to provide proceeds for the specific planning purpose contemplated, or if insufficient premiums are paid or Contract values maintained, then Contracts may not achieve the purpose for which they were purchased, or may lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). Because the Contracts are designed to provide benefits on a long-term basis, before purchasing Contracts for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated Contract Loans and partial withdrawals, are consistent with the purpose for which the Contracts are being considered. Using the Contracts for a specialized purpose may have tax consequences. (See generally "Federal Income Tax Considerations," and in particular, "Other Tax Consequences."

THE CONTRACT HOLDER AND BENEFICIARY

The Contract Holder is the individual or entity set forth in the Application, unless subsequently changed on the records of SELIC. The Contract Holder retains all rights and responsibilities of ownership pertaining to its interest in the Contract, including but not limited to, investment allocation, payment of Premiums, borrowing, taking partial withdrawals, and surrendering the Contract.

The Beneficiary is also named in the Application. The Contract Holder has the right to change a revocable Beneficiary with prior written notice to SELIC. The Beneficiary will receive all insurance benefits payable upon the death of the Insured. UNLESS THE INSURED IS NAMED AS CONTRACT HOLDER, OR THE
                       ------------------------------------------------------
CONTRACT HOLDER ASSIGNS THE RIGHT TO DESIGNATE THE BENEFICIARY TO THE
---------------------------------------------------------------------
INSURED, OR UNLESS OTHERWISE AGREED, THE INSURED HAS NO DIRECT OR INDIRECT
--------------------------------------------------------------------------
INTEREST IN THE CONTRACT.
------------------------

AVAILABILITY OF THE CONTRACT

The Contract is offered only to individuals, corporations, partnerships, sole proprietorships, associations, trusts, and other similar or related entities, which satisfy certain suitability standards. The Contract may be purchased to acquire insurance on the life of a person in whom the Contract Holder has an appropriate insurable interest. Failure to establish an insurable interest may result in adverse financial and tax consequences to the Contract Holder.

JOINT INSUREDS

A rider may be added to the Contract to provide coverage on the lives of two Insureds, with the Death Benefit payable on the death of the last surviving Insured. Most of the discussions in this Prospectus referencing a single Insured may also be read as though the single Insured were the two Insureds under a joint Contract. Certain discussions in the Prospectus are modified if a Joint and Last Survivor Rider is added to the Contract. (See Appendix B -- "Joint and Last Survivor Rider").

CONTRACT VALUES

Net Premiums are allocated to one or more Available Divisions and/or the Fixed Fund. To the extent Net Premiums are allocated to the Available Divisions, the Insurance Account Value will, and the Death Benefit may, vary with the investment performance of the chosen Available Divisions. To the extent Net Premiums are allocated to the Fixed Fund, the Insurance Account Value will accrue interest at a guaranteed minimum rate (see "The Fixed Fund"). To the extent that Net Premiums are allocated to the Available Divisions of the Separate Account, the Contract Holder bears the entire investment risk associated with the investments of the selected Available Divisions, and there is no guaranteed minimum Insurance Account Value.

THE SEPARATE ACCOUNT

Several Divisions of the Separate Account are available for allocation of Net Premiums paid under the Contract, subject to certain limitations set forth in the Contract. (See "The Contract -- Premiums") A list of the Available Divisions -- a Division of the Separate Account currently available under the Contract for allocation of Net Premiums and transfers -- is set forth in Appendix A of this Prospectus.

Each Available Division of the Separate Account invests its assets in shares or units of an Underlying Portfolio managed by one or more investment managers. Each Underlying Portfolio has a different investment objective, and is described more fully in the prospectus for the Underlying Portfolio which accompanies this Prospectus.

In the future, Available Divisions may be added, and existing Available Divisions may be deleted. The Contract Holder will be notified in writing of any such change. (See "The Separate Account").

DEATH BENEFIT

Death Benefit proceeds are payable to the named Beneficiary when the Insured under the Contract dies. The Death Benefit payable under the Contract will depend upon the Death Benefit Option in effect for the Contract. So long as the Contract remains in force, the minimum death benefit under each Death Benefit Option will be at least equal to the current Face Amount of the Contract. (See "The Contract -- Death Benefits Under the Contract").

PREMIUMS

A Contract Holder will have considerable flexibility under a Contract as to both the timing and amount of Premiums. SELIC will not issue a Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount, which is equal to 12 times the Monthly Charges due under that Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of certain Contracts. Each subsequent Premium must be at least $50 per Contract. Subsequent Premiums may be paid at any time and in any frequency, subject to certain restrictions. (See "The Contract -- Premiums"). If the Initial Premium and subsequent Premiums prove to be too low, insurance coverage under the Contract may cease.

The initial Net Premium will be allocated during the Free Look period to the Money Market Division specified in Appendix A. After the Free Look period, Separate Account Value will be allocated among the Available Divisions of the Separate Account and the Fixed Fund according to the Contract Holder's instructions as specified in the Application or as subsequently changed prior to the end of the Free Look period.

Insurance Account Value may be transferred among the Available Divisions of the Separate Account and the Fixed Fund by written request, subject to certain restrictions. Amounts may be transferred by dollar amounts or by percentages. (See "The Contract -- Transfers").

CHARGES AND DEDUCTIONS

Certain charges are deducted from Premiums and from Insurance Account Value under the Contract. For a more detailed discussion of the charges deducted under the Contract, see "Charges and Deductions." For additional information regarding the investment advisory fees and operating expenses of the Underlying Portfolios, see the accompanying prospectuses for these portfolios.

A Premium Load is deducted from the Initial Premium and from each subsequent Premium paid, prior to allocation to the Separate Account or the Fixed Fund. The Premium Load includes a Distribution Charge (which consists of a

Premium Expense Load and a Commission Charge), a Premium Tax Charge (which will be made for any applicable state premium taxes), and the DAC Tax Charge.

The Distribution Charge is equal to a maximum of 30% of Premiums paid during the first Contract Year up to one Target Premium (and 2% of first year Premiums thereafter), and declines as a percentage of Premiums paid in Contract Years 2-10 (to a maximum of 10% of Premiums paid during each Contract Year up to a Target Premium; and 2% of Premiums thereafter); Contract Years 11-15 (to a maximum of 8% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter), and Contract Years 16 and thereafter (a maximum of 4% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter).

The Premium Tax Charge reflects the state premium taxes imposed under the Contract. The DAC Tax Charge is equal to 1% of all Premiums paid in all Contract Years.

A Daily Charge for mortality and expense risks assumed by SELIC under the Contract is calculated and deducted daily as a percentage of the Insurance Account Value attributable to each Division of the Separate Account. Currently, this Daily Charge is equal to 0.35% on an annual basis; it is guaranteed not to exceed 0.50% on an annual basis.

Monthly Charges are deducted directly from the Insurance Account Value as of the Contract Date and on each Monthiversary thereafter. Monthly Charges include an Administration Charge of $4.50 per month (guaranteed not to exceed $8.00 per month) and a charge for the cost of insurance provided under the
Contract.   Monthly Charges also include any charges for additional benefits provided by Contract rider and charges for a special class rating, if applicable.

SELIC will deduct an Underwriting Charge, not to exceed $100, on the Issue Date for Contracts issued on a medically underwritten basis, and on any Monthiversary following any medical underwriting in connection with certain Contract changes. This charge changes if a Joint and Last Survivor Rider is added to the Contract. See Appendix B. SELIC may reduce or waive the Underwriting Charge under certain circumstances.

On each Contract Anniversary the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

No charges are currently made to the Separate Account for federal, state or local taxes that SELIC incurs which may be attributable to the Separate Account. However, SELIC may impose such a charge in the future to provide for any tax liability of the Separate Account.

Investment advisory fees and operating expenses of each Underlying Portfolio are paid by such portfolio, and are reflected in the Separate Account Value of a Contract.

At the Contract Holder's request, SELIC will provide an illustrative report in addi-tion to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.

CONTRACT LOANS

The Contract Holder may obtain a Contract Loan under the Contract on any Monthiversary. There is a maximum amount that may be borrowed, and interest will be charged for any amount borrowed in accordance with the Contract Loan interest rate option selected by the Contract Holder in the Application or as subsequently changed. (See "Contract Loan Privilege").

Contract Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any Death Benefit proceeds. Contract Loan interest accrues daily, and if it is not repaid each year, it is capitalized and added to the Contract Loan. Depending upon the investment performance of the Available Divisions and the amounts borrowed, Contract Loans may cause a Contract to lapse. If the Contract lapses with a Contract Loan outstanding, adverse tax consequences may result. A Contract Loan may also have other Federal income tax consequences. (See "Federal Income Tax Considerations").

SURRENDER AND PARTIAL WITHDRAWALS

While the Insured is alive, the Contract may be surrendered at any time for its Net Cash Value upon written request to SELIC's Home Office. To the extent that the Insurance Account Value is allocated to the Available Divisions of the Separate Account, SELIC does not guarantee any minimum Net Cash Value. Partial withdrawals of Net Cash Value are permitted, subject to certain restrictions. (See "The Contract - Surrender and Partial Withdrawals").

A surrender or partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

TERMINATION

The Contract does not automatically terminate for failure to pay subsequent Premiums. However, the Contract may terminate prior to its Maturity Date if there is insufficient Net Cash Value to pay Monthly Charges. (See "Termination").

ILLUSTRATIONS

Illustrations in this prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only, and should not be deemed to be a representation of past or potential investment performance. Actual rates of return may be more or less than those in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, a prospective Contract Holder should consider whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another insurance contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace the coverage is based solely on a comparison of contract illustrations.

TAX CONSIDERATIONS

SELIC intends for the Contract to satisfy the definition of life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract may be a "modified endowment contract" under federal tax law, depending upon the amount of payments made in relation to the death benefit provided under the Contract. SELIC will monitor Contracts and will attempt to notify a Contract Holder on a timely basis if his or her Contract is in jeopardy of becoming a modified endowment contract. The status under the Internal Revenue Code of Contracts issued with a Supplemental Term Insurance Rider, or a Joint and Last Survivor Rider, is less clear. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

FREE LOOK AND CONVERSION RIGHTS

In most states, the Contract may be canceled at any time within 10 days after it is received by the Contract Holder, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or within 45 days after the date of the Application, whichever is later. The Contract must be returned to SELIC at its Home Office along with written notice of cancellation. If the Contract is canceled, it will be as though the Contract had never been issued. A refund will be paid if the Contract is canceled. The refund will equal any Premium(s) paid, minus any partial withdrawals taken and any Contract Loans together with accrued but unpaid Contract Loan interest.

Once issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value out of the Separate Account and into the Fixed Fund, and receive fixed and guaranteed benefits under the Contract. Once this right is exercised no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. (See "Additional Provisions of The Contract - Conversion Rights").


                            INFORMATION ABOUT SELIC

SELIC is a stock life insurance company domiciled in New York. It is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a life insurance company domiciled in Missouri.

SELIC was established in 1983 as a wholly-owned subsidiary of Security Mutual Life Insurance Company of New York. It was purchased by General American on December 31, 1993.

General American commenced operations in 1933 as a stock company and was converted to a mutual company in a process that ended in 1946. General American is principally engaged in issuing individual and group life and health insurance contracts and annuity products. It is admitted to do business in 49 states, the District of Columbia, and 10 Canadian provinces. The principal offices of General American are located in St. Louis, Missouri.

SELIC is admitted to sell life insurance and annuities in 40 states and the District of Columbia. SELIC concentrates on sales of corporate owned life insurance products in all of these jurisdictions and sales of individual products to residents of New York.

                           THE SEPARATE ACCOUNT

Security Equity Life Insurance Company Separate Account 13 (the "Separate Account") was established by SELIC as a Separate Investment Account on December 30,1994. The Separate Account will receive and invest the Net Premiums paid under this Contract and allocated to it. In addition, the Separate Account may receive and invest Net Premiums for other flexible premium variable life insurance contracts that might be issued by SELIC.

The Separate Account is currently divided into a number of Divisions. Not all Divisions are available for allocation of Net Premiums and transfers under the Contract. Each Available Division invests exclusively in shares of an Underlying Portfolio listed in Appendix A. Both realized and unrealized gains or losses and income from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or from any other business SELIC may conduct.

Obligations to Contract Holders and Beneficiaries that arise under the Contract are obligations of SELIC. SELIC owns the assets of the Separate Account. Those assets will only be used to support variable life insurance contracts and for any other purposes permitted by applicable laws and regulations. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be charged with liabilities that arise from any other business SELIC may conduct. SELIC may, however, transfer from the Separate Account to its General Account assets that exceed the reserves and other contract liabilities in respect of the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices of the Separate Account, the Contracts, or SELIC by the Commission.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES OF ANY UNDERLYING PORTFOLIO WILL BE ACHIEVED.

Detailed information concerning the investment objectives, techniques and restrictions pertaining to each Underlying Portfolio, and the expenses, investment advisory services, and risks attendant to allocating Insurance Account Value to each Underlying Portfolio, can be found in the current prospectus with respect to each

Underlying Portfolio, which accompanies this Prospectus, and the current Statement of Additional Information for each Underlying Portfolio. Such information has been prepared by the Underlying Portfolio or the investment company of which it is a part, and SELIC is not responsible for preparing this information. The Underlying Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Premium payments or transfers among the Available Divisions.

Not all of the investment portfolios described in the accompanying prospectuses are necessarily available under the Contract. Moreover, SELIC cannot guarantee that each Underlying Portfolio will always be available for the Contract. In the unlikely event that an Underlying Portfolio becomes unavailable, SELIC will attempt to secure the availability of a comparable Underlying Portfolio. Shares and units of each Underlying Portfolio are purchased and redeemed at Net Asset Value, without a sales charge.

One or more of the Underlying Portfolios are available for investment by both variable life insurance and variable annuity separate accounts. It is conceivable that in the future it may be disadvantageous for both variable life and variable annuity separate accounts to invest simultaneously in an Underlying Portfolio that sells its shares to both types of separate accounts. The Board of Directors or Trustees of such Underlying Portfolios, the respective investment advisers of each Underlying Portfolio, and SELIC are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events of conflicts. Material conflicts could arise from such things as changes in state insurance laws, changes in federal income tax laws, changes in the investment management of an Underlying Portfolio, or differences in the voting instructions given by variable annuity contract owners and variable life insurance contract owners. In the event of a material irreconcilable conflict, SELIC will take steps necessary to protect our Contract Holders. This could include discontinuance of investment in an Underlying Portfolio.


                                  THE CONTRACT

The Contract is a flexible premium variable life insurance contract that provides insurance on the life of an Insured. A Contract may be sold together with other related Contracts forming a Case. See Appendix B for modifications to this Section in the event that a Joint and Last Survivor Rider and/or a Supplemental Term Insurance Rider is added to the Contract.

AVAILABILITY OF INSURANCE COVERAGE

To be eligible for insurance under the Contract, a prospective Insured must on the Contract Date:

(1)   be at least 20 years of age and no more than 85 years of age;

(2) have elected or consented to be an Insured (if required by SELIC or the Governing Jurisdiction); and

(3) have satisfied any necessary underwriting requirements of SELIC (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

A Contract can be issued if the Contract Holder:

(1) provides SELIC with the data it requires including, but not limited to the prospective Insured's name, address, social security number, sex, date of birth, smoker/nonsmoker status, and citizenship
      (SELIC may also require submission of related documents that have been completed by the prospective Insured);

(2) requests Total Insurance Coverage at least equal to the Minimum Insurance Coverage for an Insured;

(3)   designates the Beneficiary under the Contract; and

(4)   pays the initial Minimum Premium for the first Contract Year.

Insurance coverage generally begins on the Issue Date for the Contract. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with SELIC's underwriting rules, temporary life insurance coverage may not exceed the greater of $100,000 or two times the Premium paid, and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any Death Benefit under such temporary coverage will only be paid if the Insured meets SELIC's usual and customary underwriting standards for the applied-for coverage under the Contract (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

As provided for under state insurance law, a Contract Holder, to preserve insurance age of the Insured, may be permitted to backdate the Contract. In no case may the Contract Date be more than six months prior to the date that the Application was completed. If any Contract in a Case is backdated, then all Contracts in the Case must be backdated to the same date. Monthly Charges for the backdated period will be deducted as of the Contract Date, and each Monthiversary thereafter.

For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

EVIDENCE OF INSURABILITY

SELIC may require medical evidence of insurability for any Contract that does not meet SELIC's guaranteed issue or simplified issue standards when the Contract is issued. (See "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge"). Medical evidence of insurability may also be required for any transaction that increases the Net Amount at Risk for the Contract. Transactions that increase the Net Amount at Risk may include but are not limited to: payment of subsequent Premiums, change of Death Benefit Option, change of Face Amount, partial withdrawals, and reinstatement of a Contract.

For modifications to this section for Joint Insureds, see Appendix B -- Last Survivor Rider.

PREMIUMS

Premiums are the payments made to SELIC under the Contract to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. All Premiums are payable to SELIC at its Home Office. A Premium Load is deducted from any Premium received by SELIC prior to its allocation to the Separate Account or to the Fixed Fund. The resulting amount is the Net Premium. The applicable Premium Load percentage depends upon the Case to which the Contract belongs, whether the Premium consists of Target Premium or Excess Premium, and the Contract Year in which the Premium is paid. (See "Charges and Deductions -- Premium Load).

Premiums may consist of Target Premium, Excess Premium or both. The Target Premium depends upon the Insured's Issue Age, sex, underwriting class and Face Amount. The Target Premium for the initial Face Amount is determined to be the level annual premium payable to age 100 for a level death benefit that under guaranteed cost of insurance rates and guaranteed policy expense charges and a 4.00% net interest rate (after the M&E charge) the cash value will accumulate to equal the initial Face Amount at age 100. The Target Premium is determined on the Issue Date. It is not recalculated if there is an increase in the Face

Amount. It is recalculated if there is a decrease in the Face Amount, but only if the new Face Amount is below the initial Face Amount.

SELIC has the right to refund promptly any amount of Premium paid if necessary to keep the Contract in compliance with state and federal laws, including federal income tax laws. In particular, if a Contract Holder pays Premium amounts during the first Contract Year significantly in excess of the Planned Renewal Premium, SELIC reserves the right to refund promptly part or all of such excess if applicable state insurance law restricts the amount of commissions that would otherwise be payable to the writing agent in connection with part or all of such Premium amounts.

SELIC will not issue the Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount. The initial Minimum Premium under the Contract is equal to twelve times the Monthly Charges due under the Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributor of the Contracts, or selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street.

After the Initial Premium has been received and accepted by SELIC, the Contract Holder may pay subsequent Premiums on any Valuation Day provided that each subsequent Premium is at least $50 per Contract. All payments received by SELIC from the Contract Holder will be credited to the Contract as Premiums, unless the Contract Holder specifies that such payments are Contract Loan repayments. Subsequent Premiums may cause a Contract that was not classified as a "modified endowment contract" to become classified as such a contract. SELIC will take steps to monitor subsequent Premiums, and will notify a Contract Holder if a subsequent Premium, or a portion thereof, would cause a Contract to become a modified endowment contract. (See "Federal Income Tax Considerations -- Modified Endowment Contracts")

ALLOCATION OF NET PREMIUMS: Generally, the initial Net Premium will be credited to the Money Market Division of the Separate Account and the Insurance Account Value will begin to vary with investment experience on the Valuation Day next following receipt of the initial payment at the Home Office. However, in situations where SELIC receives the initial payment with the application and underwriting is required, then the payment will be held on deposit in SELIC's General Account until underwriting is completed and the Contract is issued (the Issue Date). Any Net Premiums received during the Free Look period will be allocated to the Money Market Division.
At the end of such period, Separate Account Value will be allocated to or among any of the Available Divisions and the Fixed Fund, in accordance with the Contract Holder's allocation instructions set forth in the Application, or as subsequently changed prior to the end of the Free Look period. No allocation or transfer instructions received from the Contract Holder in the Application or during the Free Look period will be acted upon until the Free Look period has expired. The duration of the Free Look period depends upon the law of a Contract's Governing Jurisdiction. The Free Look period under a Contract will expire after the number of days provided for in the applicable Governing Jurisdiction's Free Look period has elapsed following the date the Contract is delivered to the Contract Holder, as evidenced by a signed delivery receipt or certified mail return receipt, or if later, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or 45 days after the Application is signed. Transfer of money to the Available Divisions and, or the Fixed Fund specified by the Contract Holder will occur at the expiration of the Free Look period.

Net Premiums received after the Free Look period expires will be allocated among the Available Divisions and the Fixed Fund in accordance with the Contract Holder's instructions. Net Premiums that are received prior to the Valuation Time on any Valuation Day will be allocated as of the date they are received. Net Premiums received after such time will be allocated on the next Valuation Day.

The maximum number of Available Divisions to which the Contract's Separate Account Value may be allocated at any one time is five; amounts can also be allocated to the Fixed Fund. If no instructions accompany a Premium, the resulting Net Premium will be allocated to the Available Divisions and the Fixed Fund in the same proportions as stated in the most recently recorded Premium allocation instructions SELIC received from the Contract Holder.

The allocation of subsequent Premiums may be changed at any time upon SELIC's receipt of written notice from the Contract Holder.

PREMIUMS TO PREVENT LAPSE: If the Contract is in danger of lapsing because the Net Cash Value is insufficient to pay the Monthly Charges for the Contract on a Monthiversary, the amount of Premium that must be paid to prevent lapse will be equal to three times the Monthly Charges then due plus any applicable Premium Load. (See "Termination -- Termination for Insufficient Cash Value"). SELIC will send a notice to a Contract Holder when such Premiums are required to keep the Contract in force.

PREMIUMS TO REINSTATE A CONTRACT: When a Contract has lapsed due to insufficient Net Cash Value, the amount of Premium that must be paid to reinstate insurance coverage will be equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value). When the Contract has terminated, SELIC will send a notice specifying the Premiums that are required to be paid to reinstate the Contract.

CONTRACT VALUES

The Insurance Account Value of the Contract is equal to the total amounts of the Insurance Account Value in each Available Division of the Separate Account, the Insurance Account Value in the Fixed Fund, and the Insurance Account Value in the Borrowed Fund.

The Insurance Account Value allocated to each Available Division is measured in "Accumulation Units." The value of an Accumulation Unit is determined as of the Valuation Time on each Valuation Day. The value of any unit will vary from Valuation Day to Valuation Day to reflect the investment performance of the Available Division applicable to that Accumulation Unit.

The value of an Accumulation Unit in each Available Division is arbitrarily set at $1.00 on the first Valuation Day for that Available Division. The value of any Accumulation Unit on any subsequent Valuation Day is equal to its value on the preceding Valuation Day multiplied by that Available Division's Net Investment Factor for the Valuation Period. The Net Investment Factor for an Available Division for a Valuation Period equals the "gross investment rate" for such period plus one and minus the Mortality and Expense Risk Charge for that Valuation Period.

The "gross investment rate" of an Available Division for any Valuation Period is equal to the net earnings of that Available Division during the Valuation Period, divided by the value of the total assets of that Available Division at the beginning of the Valuation Period. The net earnings of each Available Division during a Valuation Period are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Available Division, reduced by any amount charged against that Available Division for premium taxes or other governmental charges paid or reserved by SELIC during that Valuation Period.

The "gross investment rate" and net earnings of each Available Division will be determined by SELIC in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

Transactions which require the crediting and canceling of Accumulation Units will be processed as of the Valuation Time on the Valuation Day in which the transaction is effected. Premium payments, and requests for Contract Loans, withdrawals, transfers, or any other transaction, received in proper form before the Valuation Time on a Valuation Day will be effected as of the Valuation Time on the day that the Premium payment, or transaction request, is received. Premium payments, and transaction requests, received in proper form after the Valuation Time on a Valuation Day, will be effected as of the Valuation Time of the following Valuation Day.

The Insurance Account Value in the Money Market Division on the Issue Date is equal to the Premium paid on that date, less any applicable Premium Load less:

(1)   Cost of Insurance Charges;

(2)   Administration Charges;

(3) Any charges that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(4)   Underwriting Charges, if any; and

(5)   Charges for Special Insurance Class Rating, if any.

The Insurance Account Value in each Available Division as of the Valuation Time on any subsequent Valuation Day is equal to the Insurance Account Value in that Available Division on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to that Available Division;

(2) Any amounts transferred to that Available Division from another Available Division, the Fixed Fund or the Borrowed Fund; and

(3) Any increase in value of the Available Division's investments due to investment results net of Daily Charges;

and less:

(1) Any amounts transferred from that Available Division to another Available Division, the Fixed Fund or the Borrowed Fund;

(2) Any decrease in the value of the Available Division's investments due to investment results net of Daily Charges;

(3) The Cost of Insurance Charges allocated to that Available Division (deducted only on a Monthiversary);

(4) The Administration Charges allocated to that Available Division (deducted only on a Monthiversary);

(5) Any partial withdrawals taken from such Contract and allocated to that Available Division;

(6) Any charges allocated to that Available Division that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(7)   Any Underwriting Charges allocated to that Available Division;

(8) Any charges for Special Insurance Class Rating allocated to that Available Division (deducted only on a Monthiversary); and

(9) Any other charges allocated to that Available Division as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

For description of the Insurance Account Value in the Fixed Fund and the Borrowed Fund, see "The Contract -- The Fixed Fund" and "Contract Loan Privilege."

TRANSFERS

The Contract provides that all or part of the Insurance Account Value (except amounts in the Borrowed Fund) may be transferred between or among Available Divisions and the Fixed Fund on any Valuation Day subject to the following limitations:

(a) The Insurance Account Value cannot be allocated to more than five Available Divisions and the Fixed Fund at any one time;

(b)   Transfer requests must be in writing and in a form acceptable to SELIC;

(c) Except as described below, only one transfer is permitted in each Contract Year;

(d) SELIC reserves the right to limit the amount of any transfer. Transfers from or among the Available Divisions must be in amounts of at least $500, or, if smaller, the Insurance Account Value in an Available Division; and

(e) Transfers to the Fixed Fund may be limited. Insurance Account Value in the Fixed Fund after any transfer to the Fixed Fund may be no greater than the amount specified in the Contract. (See "The
      Fixed Fund -- Allocation of Amounts to the Fixed Fund").

Transfers from the Fixed Fund are also subject to the following limitations:

(a) The transfer must be made in the 30 day period following a Contract Anniversary; and

(b) The amount transferred may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer.

Transfers may be requested by dollar amount or whole percentage. SELIC will execute a transfer only upon receipt of a properly executed transfer request. Written confirmation of each transfer will be sent to the Contract Holder.

Notwithstanding the above limitations, which are set forth in the Contract, SELIC will, as a matter of administrative practice, allow up to 12 transfers per year between or among Available Divisions. Contract Holders will be notified in advance if this administrative practice is changed or eliminated. For purposes of calculating the number of transfers requested in any Contract Year, all transfer requests received on the same Valuation Day will be counted as one transfer request. Transfers effected in connection with Contract Loans will not be counted for purposes of the limitations on the amount or frequency of transfers permitted in each Contract Year.

CONTRACT LOAN PRIVILEGE

The Contract Holder may request a loan against the Contract. The Contract must be assigned to the Company as the sole security for the Contract Loan. A Contract Loan may take place on any Valuation Day. An amount equal to the amount borrowed will be transferred from the Separate Account and the Fixed Fund to the Borrowed Fund.

The Borrowed Fund is a portion of SELIC's General Account reserved for amounts held as collateral for Contract Loans. A Contract Loan from, or secured by, the Contract may have federal income tax consequences. In particular, if the Contract is a "modified endowment contract" loans may be currently taxable and subject to a 10% penalty tax. (See "Federal Income Tax Considerations").

SOURCE OF CONTRACT LOAN: Insurance Account Value equal to each Contract Loan will be transferred to the Borrowed Fund, reducing the Insurance Account Value in the Separate Account and the Fixed Fund. Unless other specific instructions are received from the Contract Holder, the Contract Loan will be taken from the Available Divisions of the Separate Account and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

The maximum total of Contract Loans for each Contract is equal to the Insurance Account Value less the sum of the following:


(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with interest accrued but unpaid; and

(3)   Contract Loan interest charges until the next Contract Anniversary.

If a Contract Loan is requested that would cause this maximum to be exceeded,

SELIC will not process the request.

CONTRACT LOAN INTEREST: Contract Loan interest accrues daily and is due on each Contract Anniversary. If it is not paid when due, the Contract Loan interest will be added to the Contract Loan and, as part of the Contract Loan, will bear the same interest rate. Any Contract Loan interest capitalized on a Contract Anniversary will be treated as if it was a new Contract Loan and will be transferred from the Available Division of the Separate Account and Fixed Fund in proportion to the Insurance Account Value therein.

A fixed Contract Loan interest rate option or a variable Contract Loan interest rate option may be elected. This option may be changed by the Contract Holder on any Contract Anniversary. Written notice of the change must be received at SELIC's Home Office no more than 90 days nor less than 30 days prior to such Contract Anniversary. The Contract Loan interest rate options are as follows:

Fixed Contract Loan Interest Rate.  If a Fixed Contract Loan Interest Rate
---------------------------------
option is selected and a Contract Loan is outstanding, a fixed Contract Loan interest rate of 6.00% will be assessed annually in arrears on the Contract Anniversary.

Variable Contract Loan Interest Rate.  On each Contract Anniversary, SELIC
------------------------------------
will declare the Variable Contract Loan Interest Rate that will apply to outstanding Contract Loans for the next Contract Year. This rate will equal the higher of a) or b), where a) is the Monthly Average of the Composite Yield on Corporate Bonds as published by Moody's Investor Service, Inc. (or, if it is no longer published, a substantially similar average) for the calendar month ending two months before the Contract Year begins, and b) is 4.50%. If the rate calculated according to this formula is not at least .50% higher than the rate in effect for the previous year, SELIC will not increase the rate. If the rate calculated is at least .50% lower than the rate in effect for the previous year, SELIC will decrease the rate.

If the Variable Contract Loan Interest Rate option is selected, SELIC will inform the Contract Holder of the current Variable Contract Loan Interest Rate at the time a Contract Loan is made. The current Variable Contract Loan Interest Rate can be changed by SELIC on any Contract Anniversary, but the rate will never exceed the maximum Contract Loan interest rate permitted by the law of the Governing Jurisdiction.

INTEREST ON BORROWED FUND: Interest will be credited to amounts held in the Borrowed Fund as collateral for Contract Loans. This rate of interest credited on the Borrowed Fund will be at least equal to an annual effective rate of 4.00%.

For the Fixed Contract Loan Interest Rate option, the rate of interest credited on the Borrowed Fund is currently set equal to 5.65%. If a Variable Contract Loan Interest Rate option is chosen, SELIC currently anticipates that the rate of interest credited on the Borrowed Fund will equal the Variable Contract Loan Interest Rate less a "loan interest spread" of .35%. This "loan interest spread" is guaranteed never to exceed .50%. The Borrowed Fund crediting rate may not be changed more frequently than annually. Any change in the Borrowed Fund crediting rate for the Contract will be effective on a Contract Anniversary. The Contract Holder will be notified in advance of any such change.

Interest credited to the Borrowed Fund will be transferred to the Available Divisions of the Separate Account and Fixed Fund on each Contract
Anniversary. The amount so transferred will be allocated among the Available Divisions of the Separate Accounts and Fixed Fund in proportion to the Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

If Contract Loan interest due for the previous Contract Year has not been paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

On any given day the Insurance Account Value in the Borrowed Fund will be equal to the Insurance Account Value in the Borrowed Fund on the previous day plus:

(1) Any new amounts transferred to the Borrowed Fund from the Separate Account and Fixed Fund due to new Contract Loans and/or capitalized Contract Loan Interest; and

(2)   Any interest credited to the Borrowed Fund.

and less:

(1) Any amounts transferred from the Borrowed Fund to the Separate Account and/or Fixed Fund due to Contract Loan repayments or the transfer of interest credited to the Borrowed Fund on a Contract
      Anniversary.

REPAYMENT: All funds received by SELIC will be credited to the Contract as Premiums unless clearly designated as a Contract Loan repayment by the Contract Holder.

All or part of the Contract Loan plus accrued Contract Loan interest may be repaid at any time while the Contract is in force.

Any repayment of a Contract Loan will result in the transfer of values equal to the repayment out of the Borrowed Fund and the application of those values to the Available Divisions of the Separate Account and Fixed Fund. Unless other specific instructions are received from the Contract Holder, these values will be applied to the Separate Account's Available Divisions and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while the Contract is in force, the Contract may be surrendered for its Net Cash Value on any Valuation Date. The Contract Holder must request a surrender in writing and in a form acceptable to SELIC. On surrender, SELIC will pay to the Contract Holder in a single sum the Contract's Net Cash Value as of the Valuation Day during which a proper surrender request is received. A Contract's Net Cash Value is the Insurance Account Value less any outstanding Contract Loan and accrued and unpaid Contract Loan interest. If a proper surrender request is received on a Monthiversary, then Monthly Charges will not be deducted on that Monthiversary. A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations") Once the Contract is surrendered, SELIC's obligations under the Contract will cease. (See "Termination").

The Contract Holder may also request partial withdrawals of Net Cash Value from one or more Available Divisions and the Fixed Fund. The withdrawal must be requested by the Contract Holder in writing on a form acceptable to SELIC. Unless other specific instructions are received from the Contract Holder, the withdrawal will be taken from each Available Division and the Fixed Fund in proportion to the Contract Holder's then current Insurance Account Value in each Available Division and the Fixed Fund. (See "The Fixed Fund").

Surrender and partial withdrawal proceeds will generally be paid to the Contract Holder within seven days. (See "Additional Provisions of the Contract -- Availability of Funds" and "The Fixed Fund").

The Contract Holder may withdraw any amount of at least $1,000 per withdrawal and up to the Contract's maximum withdrawal amount. The maximum withdrawal amount for the Contract is equal to the Insurance Account Value less the sum of the following:


(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with the unpaid accrued Contract Loan interest on the Contract Loan amount; and

(3) Contract Loan interest on the Contract Loan amount until the next Contract Anniversary.

Partial withdrawals may increase the Net Amount at Risk, resulting in higher Cost of Insurance Charges under the Contract.

The Death Benefit and Face Amount may be adjusted at the time a partial withdrawal is taken, based on the amount withdrawn, the Death Benefit Option then in effect for the Contract, and the Insurance Account Value. If the Face Amount is reduced, the reduction in Face Amount for Death Benefit Option 1 or Death Benefit Option 3 will be equal to the amount of the withdrawal. The Total Insurance Coverage remaining after the partial withdrawal may not be less than the Minimum Insurance Coverage. A partial withdrawal request that would reduce the Total Insurance Coverage below this minimum will not be effected. If the Face Amount reflects previous Face Amount increases at the time of a partial withdrawal which causes a reduction in Face Amount, then partial withdrawals will be applied first to reduce the Initial Face Amount, and then to each Face Amount increase in order, starting with the first increase.

A partial withdrawal that decreases the Face Amount of the Contract will result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

A partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations".)

Split Dollar Exception: Notwithstanding the above limitations, SELIC will, as a matter of administrative practice, at the time of a split dollar rollout, allow the owner of a Death Benefit Option 3 Contract, the option of reducing the accumulated Premiums before reducing the Face Amount. If the withdrawal is greater than the accumulated Premiums, a reduction in Face Amount will occur for the amount in excess of the accumulated Premiums.

DEATH BENEFITS UNDER THE CONTRACT

If the Insured dies while the Contract is in force, a Death Benefit is payable to the Beneficiary when SELIC receives due proof of death and any other requirements are satisfied. The amount of the Death Benefit payable depends on the Death Benefit Option selected for the Contract by the Contract Holder and in effect on the date of death of the Insured, and is adjusted for outstanding Contract Loans and unpaid charges. (See "Payment of Death Benefits"). The amount of the Death Benefit will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the Application or as subsequently changed. The Death Benefit under each Death Benefit Option will never be less than the Contract's Face Amount as long as the

Contract remains in force. For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

DEATH BENEFIT OPTIONS: The Contract Holder may select one of the following Death Benefit Options:

Option 1:   The Face Amount in effect at the date of death

Option 2:   The Face Amount plus the Insurance Account Value in effect at the date of death; or

Option 3:   The Face Amount in effect at the date of death, plus the
            accumulated Premiums paid under the Contract up to the date of death. In calculating the Death Benefit under this option, the Premiums are accumulated from the date such Premiums were credited to the Insurance Account Value to the date of death, at a rate equal to the Death Benefit Option Accumulation Rate shown in the Contract. This rate, which is selected by the Contract Holder and subject to approval by SELIC, may be as low as 0%, and does not have a maximum cap. A higher Death
            Benefit Option Accumulation Rate will result in higher Cost of Insurance Charges under a Contract.

To ensure that the Contract will qualify as life insurance under the Internal Revenue Code, the Total Insurance Coverage will never be less than the Minimum Death Benefit. The Minimum Death Benefit is equal to the Insurance Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor as set forth in the Contract. Currently SELIC calculates the Minimum Death Benefit Factor in accordance with Section 7702(a)(1) of the Internal Revenue Code ("The Cash Value Accumulation Test"). In the future SELIC may offer Contracts that will use Minimum Death Benefit Factors and Premium limitations calculated in accordance with Section 7702(a)(2) of the Internal Revenue Code ("The Guideline Premium Test"). Once a Contract is issued complying with either "The Cash Value Accumulation Test" or "The Guideline Premium Test" that test and the Minimum Death Benefit Factors will be employed throughout the life of the Contract.

A table of representative Minimum Death Benefit Factors follows:

===============================================================
                  MINIMUM DEATH BENEFIT FACTORS
                                             UNISEX
              AGE                           UNISMOKE
===============================================================
              25                              5.79
---------------------------------------------------------------
              30                              4.93
---------------------------------------------------------------

                                    -34-

              35                              4.18
---------------------------------------------------------------
              40                              3.55
---------------------------------------------------------------
              45                              3.03
---------------------------------------------------------------
              50                              2.60
---------------------------------------------------------------
              55                              2.25
---------------------------------------------------------------
              60                              1.97
---------------------------------------------------------------
              65                              1.74
---------------------------------------------------------------
              70                              1.56
===============================================================

Under Death Benefit Option 1 and Death Benefit Option 3, positive investment performance (if any) will be reflected in Insurance Account Value, but not in the Death Benefit, unless the Death Benefit equals the Minimum Death Benefit. Under Death Benefit Option 2, the amount of Death Benefit will always vary as the Insurance Account Value varies, but will never be less than the Face Amount. In general, if Death Benefit Option 2 is selected, positive investment performance (if any) will be reflected in the Death Benefit.

Subject to certain limitations, the Contract Holder may change the Death Benefit Option for the Contract while the Contract is in effect by notifying SELIC in writing. If SELIC approves the change, it will take effect on the next Contract Anniversary that is at least 30 days after all the required information has been provided to SELIC. The Cost of Insurance Charges for the Contract will be adjusted to provide for the change. No such change will be effective if the Insured dies before the effective date of the change.

Changing the Contract's Death Benefit Option may result in either an increase or decrease in the Face Amount. If the Face Amount increases, SELIC may require satisfactory evidence of insurability. If the Face Amount decreases, the order in which the Face Amount is reduced is assessed in the same manner as a decrease in Face Amount (See "Face Amount"). Any change in the Death Benefit Option will not be effected if it would result in Total Insurance Coverage that is less than the Minimum Insurance Coverage of the Contract. SELIC also reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended.

A change in the Death Benefit Option will not result in an immediate change in the amount of a Contract's Death Benefit or Insurance Account Value. If a Contract is changed from Death Benefit Option 1 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change less the Insurance Account Value on the effective date of the change. If a Contract is changed from Death Benefit Option 3 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change plus the accumulated Premiums less the Insurance Account Value on the effective date of the change. If a Contract is changed from Option 2 or Option 3 to Option 1, then the Face Amount will equal the Death Benefit on the effective date of the change. SELIC may require satisfactory evidence of insurability if the Contract is changed from Option 2 or Option 3 to Option 1. If a Contract is changed from Option 1 to Option 3, then the Face Amount will equal the Face Amount prior to the change less the accumulated Premiums on the effective date of change. If a Contract is changed from Option 2 to Option 3, then the Face Amount will equal the Death Benefit less the accumulated Premiums on the effective date of the change.

A change in Death Benefit Option may affect monthly Cost of Insurance Charges, because the amount of this charge varies with a Contract's Net Amount at Risk. Assuming the Death Benefit is not equal to the Minimum Death Benefit, changing from Option 2 or Option 3 to Option 1 will generally decrease Net Amount at Risk, and therefore decrease Cost of Insurance Charges, on Monthiversaries following the effective date of the change. Changing from Option 1 or Option 3 to Option 2 will generally result in a Net Amount at Risk that remains level; however, under Option 2, Cost of Insurance Charges will increase over time, because cost of insurance rates generally increase with the age of the Insured. Finally a change from Option 1 or Option 2 to Option 3 will result in a Net Amount at Risk that will vary based upon the frequency and amount of Premium payments, as well as the rate at which the Premiums are accumulated. Under Option 3, more frequent and higher premium payments as well as a higher Death Benefit Option Accumulation Rate generally will result in a higher Net Amount at Risk, and therefore higher Cost of Insurance Charges.

FACE AMOUNT: The Minimum Face Amount under a Contract is $10,000. The minimum Total Insurance Coverage is $25,000. The Initial Face Amount and Supplemental Term Insurance Amount will be set forth in the Application. The Contract Holder may, subject to approval of SELIC, change the Face Amount. The Contract Holder must request the change by notifying SELIC in writing, and SELIC reserves the right to require satisfactory evidence of insurability, which may include a medical examination. If SELIC approves the change, it will take effect on the next Contract Anniversary which is at least 30 days after all the required information has been provided to SELIC. A partial withdrawal may also reduce the Face Amount under a Contract. (See "The Contract -- Surrender and Partial Withdrawals").

Decreases in Face Amount cannot reduce the Total Insurance Coverage to less than the Minimum Insurance Coverage. No such change will be effective if the Insured dies before the date of such change. SELIC reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended. The Net Cash Value immediately following the increase in Face Amount must be sufficient to cover Monthly Charges to be deducted on the next Monthiversary. If Net Cash Value will not be sufficient, an additional Premium will be necessary before the increase in Face Amount will be effected.


If the Face Amount is decreased, and the Contract's Face Amount before the change in Death Benefit Option reflects previous Face Amount increases, then the Face Amount reduction will result first in the reduction of the Face Amount provided by the most recent increase, then the next most recent increase successively, and finally the Initial Face Amount.

A decrease in the Face Amount of the Contract will also result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

Additional insurance coverage may be available under one or more riders to the Contract, including a Supplemental Term Insurance Rider. (See Appendix B
- "Supplemental Term Insurance Rider".) Under certain circumstances, SELIC may offer Contracts through which insurance coverage is provided primarily through the Supplemental Term Insurance Rider. Because insurance coverage under such riders may be purchased through deductions from Available Divisions and/or the Fixed Fund that are not taken into account in determining Target Premium, there may not be additional Premium Load associated with this coverage. There may be circumstances in which it will be to the Contract Holder's economic advantage to include a significant portion or percentage of coverage under the Supplemental Term Insurance Rider. These circumstances depend on many factors, including the Premium levels and amount and duration of coverage, as well as the age (and, where applicable, sex, smoker status, and/or risk classification) of the Insured. As discussed above, SELIC reserves the right to refund promptly certain Premium amounts paid during the first Contract Year in excess of Planned Renewal Premium amounts. (See "The Contract -- Premiums"). In such cases, SELIC will generally agree to accept such Premium amounts provided that the Contract Holder elects to convert a portion of the Face Amount, as determined by SELIC, to coverage under a Supplemental Term Insurance Rider. Contract Holders should contact their agent for additional information.

A change in Face Amount may have Federal income tax consequences. (See "Federal Income Tax Considerations").

PAYMENT OF DEATH BENEFIT: The amount of any Death Benefit payable is adjusted as follows:

(1) By deducting the amount of any unpaid Monthly Charges against the Insurance Account Value to the date of death (See "Charges and Deductions");

(2) By deducting the amount of any Contract Loans outstanding against the Insurance Account Value on the date of death plus accrued but unpaid interest on such Contract Loans on the date of death (See
      "The Contract -- Contract Loan Privilege"); and

(3)   By deducting the amount of any unpaid charges provided by rider.

The Death Benefit will usually be paid in a lump sum within seven days of the date due proof of the Insured's death is received by SELIC at its Home Office and any other requirements are satisfied. Payment of any amount of Death Benefit based upon the Separate Account may be delayed, however, during any period that:

(1) The New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

(2)   The SEC determines that a state of emergency exists.

Settlement of any amounts not based upon the Separate Account will be made not more than six months after due proof of death is received. Interest on Death Benefits will be credited as prescribed by law. Payment of a Death Benefit may be deferred by a separate written agreement between SELIC and the Contract Holder or Beneficiary, subject to SELIC's approval. In such cases, the interest that will be credited will be at least 1.00% per annum.

BENEFICIARY: The Contract Holder may name or change the Beneficiary by sending written notice to SELIC. A Beneficiary may be revocable or irrevocable. An irrevocable Beneficiary may not be changed without his or her consent, and consent is also required prior to the Contract Holder's exercise of certain other rights. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payments. There may be more than one Beneficiary in a class. The Beneficiary designation in effect on the Issue Date is stated in the Contract Application and in any related documents which are attached to and made a part of the Contract.

                          CHARGES AND DEDUCTIONS

Certain charges will be deducted by SELIC from Premiums and from Insurance Account Value as compensation for providing the insurance benefits under the Contract, for administering the Contract, for assuming certain risks, and for incurring certain expenses in distributing the Contract. A prospective purchaser may request personalized hypothetical illustrations of the Contract's Insurance Account Value and Death Benefits. Such hypothetical illustrations will reflect the effect of the charges and deductions under the Contract and may assist a prospective purchaser in understanding the operation of the Contract.

PREMIUM LOAD

Before crediting a Premium to the Available Divisions and/or the Fixed Fund, a Premium Load, consisting of a Distribution Charge, a DAC Tax charge and a Premium Tax Charge, is deducted from that Premium. Premium Load is expressed as a percentage of Premium; the percentage depends upon whether the Premium is Target Premium or Excess Premium, on the Contract Year during which the Premium is paid, and on the Issue Age of the Insured.

DISTRIBUTION CHARGE: The Distribution Charge, which is a sales load, is comprised of a Premium Expense Load and a Commission Charge.

The Premium Expense Load will be deducted from each Premium and will equal a percentage of the Premium. The percentage will be determined based on the sum of the Initial Premiums for all Contracts in a Case, in accordance with the following table:

           SUM OF THE INITIAL PREMIUMS
          OF ALL CONTRACTS IN THE CASE            PREMIUM EXPENSE LOAD
          ----------------------------            --------------------
          Less than $250,000                             2.00%
          $250,000 - $999,999                            1.50%
          $1,000,000 and more                            1.25%

A Commission Charge will be deducted from Premiums paid in each Contract Year up to the Target Premium amount. There is no Commission Charge on any Excess Premium amount paid during a Contract Year. The Commission Charge on Premiums paid in a Contract Year up to the Target Premium amount is based upon the Issue Age of the Insured and the Contract Year as follows:

                           COMMISSION CHARGES DURING CONTRACT YEAR
                           ---------------------------------------

                                            Commission Charge
                      -------------------------------------------------------
        For             Contract Year     Contract Years      Contract Years
     Issue Ages              1                2-10                11-15
     ----------              -                ----                -----

      20 - 51              28.00%             8.00%               6.00%
      52 - 59              28.00%             6.33%               4.00%
      60 - 67              28.00%             4.66%               4.00%
      68 - 80              19.00%             4.00%               4.00%
      81 - 85              13.00%             4.00%               4.00%


For all Issue Ages the Commission Charge will be 2.00% for Year 16 and thereafter.

For Single Premium Payments, the maximum Commission Charge will be 6.00% of Premium paid. Single Premium Payments are the excess of the Premium received in the first Contract Year over Planned Renewal Premium. Failure to pay Planned Renewal Premium will not automatically result in lapse of the Contract.

The Distribution Charge is intended to compensate SELIC for its expenses in the distribution of the Contracts, including sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. To the extent that those expenses are not recovered from the Distribution Charge, those expenses may be recovered from other sources, including profit, if any, the mortality and expense risk charge and mortality gains. In accordance with applicable SEC regulations, Distribution Charge amounts will not exceed nine percent of the sum of the "guideline annual premiums" that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the Insured based on the 1980 Commissioners Standard Ordinary Mortality Table, as defined in such regulations.

For modifications to this section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider." For modifications to this section with the addition of a Term Rider, see Appendix B -- "Supplemental Term Rider Insurance."

PREMIUM TAX CHARGE: SELIC also deducts from each Premium a Premium Tax Charge approximately equal to the taxes that are based on such Premium received under the Contract and that are imposed on SELIC by the state in which the Contract Holder resides or by the state in which the Insured resides. In general, for Cases with one Contract Holder and with less than 500 Contracts, this charge will be determined as to any Contract in accordance with the law of the state in which the Contract Holder resides. For Cases with a greater number of Insureds and one Contract Holder, the amount of the charge as to any Contract will be determined in accordance with the law of the state in which the Insured resides. State premium tax rates currently range from .75% to 5.00%.

DAC TAX CHARGE: SELIC also deducts from each Premium a charge for federal income taxes, equal to 1.00%, which compensates SELIC for an increased federal tax burden resulting from the receipt of Premiums under Section 848 of the Internal Revenue Code. This charge for federal income taxes is reasonable in relation to SELIC's federal tax burden under Section 848 resulting from the receipt of Premiums under the Contracts.

DAILY CHARGES

MORTALITY AND EXPENSE RISK CHARGE: Each Division of the Separate Account is assessed a Mortality and Expense Risk Charge, which will never exceed an annual effective rate of 0.50% of the Contract's Separate Account Value attributable to that Division. Currently, the amount of this charge is an annual effective rate of 0.35% of the Separate Account Value, which is equivalent to 0.000957233% of the Separate Account Value attributable to the Division on a daily basis.

The charge, which is designed to compensate SELIC for the mortality and expense risks it assumes under the Contract, is deducted on a daily basis from the Separate Account's assets.

The mortality risk assumed by SELIC under the Contract is that Insureds may, on average, live for shorter periods of time than estimated and therefore that the Cost of Insurance Charges specified in the Contract will be insufficient to meet actual claims. The expense risk assumed by SELIC under the Contract is the risk that other expenses of issuing and administering the Contract and operating the Separate Account will be greater than the charges imposed under the Contract to cover such expenses. If the money collected from the Mortality and Expense Risk Charge is not needed to cover these risks, it will be SELIC's gain and will be used for any proper purpose. Conversely, if the money collected is insufficient to cover these risks, SELIC will absorb any loss.

MONTHLY CHARGES

As of the Contract Date and on each Monthiversary thereafter, Monthly Charges will be deducted from each Available Division and the Fixed Fund. Monthly Charges consist of the Administration Charge, the Cost of Insurance Charge, charges for additional benefits provided by Contract rider, and charges for
Special Insurance Class Rating, if any.   These charges will be deducted from
each Available Division and the

Fixed Fund in proportion to the Insurance Account Value attributable to each Available Division and the Fixed Fund.

ADMINISTRATION CHARGE: On each Monthiversary, a charge is deducted to compensate SELIC for administrative expenses. The current amount of this charge is $4.50 per month per Contract. This charge may change, but is guaranteed not to exceed $8.00 per month per Contract. The Administration Charge is assessed to reimburse SELIC for the expenses associated with the administration and maintenance of the Contract and the Separate Account. SELIC does not expect to profit from this charge.

COST OF INSURANCE CHARGE: A deduction for SELIC's cost of insurance protection is made on each Monthiversary and, unless otherwise specified by the Contract Holder, will be based on unisex and unismoke rates. The cost of insurance rates generally increase as the Insured's Attained Age increases. SELIC also offers rates, upon a Contract Holder's request, that vary based on the sex (except Contracts sold in Montana; See "Unisex Requirements Under Montana Law") and smoker class of the Insured. However, any variation by sex and/or smoker class must be applied on a consistent basis for all Contracts in the applicable Case.

The Cost of Insurance Charge is determined by multiplying the applicable cost of insurance rate by the Net Amount at Risk each Contract Month. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges deducted from the applicable Insurance Account Value. Since the Net Amount at Risk may not be constant, the charge could vary monthly.

The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates, as well as the rates used for Federal income tax purposes, are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables, Age Nearest Birthday that correspond to the applicable sex and smoker blend under the Contract. Current Cost of Insurance Charges may be lower and may be changed. The current Cost of Insurance Charges for the Contract Year are shown in the Contract Holder's annual statement.

SELIC may offer insurance coverage up to $1 million on a guaranteed issue or simplified issue basis under Contracts that meet all the following requirements:

1)    The Case to which the Contract belongs has at least 25 Insureds;

2) Each Insured under the Contracts in the applicable Case must at the time of issue be actively at work for a common Employer for a minimum of 1,000 hours annually;

3) 100% of "eligible persons," defined in a manner acceptable to SELIC, must be named as an Insured under the applicable Case;

4) The Face Amount, and any Supplemental Term Insurance Amount, for each Contract in the applicable Case must be determined in all years by a formula acceptable to SELIC;

5) The Face Amount increases, including any increases in Supplemental Term Insurance Amount, in any given year for any Contract in the applicable Case cannot exceed 10% and the cumulative increase in any Face Amount cannot exceed the smaller of the initial Total Insurance Coverage or $1,000,000;

6) The Contract Holder, Insured and Beneficiary of each Contract in the applicable Case must be either an entity domiciled in the United States or a United States citizen; and

7) The Insured under each Contract in the applicable Case must be between the ages of 20 and 65.

For Simplified Issue Contracts, SELIC requires that certain medical information regarding the prospective Insured be provided in the Application.

SELIC will also offer Contracts on a medically underwritten basis. In these situations, the rating of an Insured will affect the cost of insurance rates. SELIC will offer medically underwritten Contracts on a standard and substandard rating basis. Standard rates will, in general, be less than substandard rates.

For Contracts with applications dated prior to April 29, 1996 and issued on a guaranteed issue or simplified issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured. For Contracts with applications dated on or after April 29, 1996 and issued on a guaranteed issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured but for Contracts issued on a simplified issue basis the Cost of Insurance Charges will vary by the Issue Age and the number of completed Contract Years under the Contract. For all Contracts issued on a medically underwritten basis the Cost of Insurance Charges will vary by the Issue Age and the number of Completed Contract Years under the Contract. In general, cost of insurance rates under Contracts that are issued on a guaranteed issue basis will be greater than cost of insurance rates on Contracts issued on a simplified issue basis, which will be greater than cost of insurance rates on Contracts that are issued on a standard medically underwritten basis.

SELIC may require medical underwriting for any transaction that increases its Net Amount at Risk. If any medical underwriting has taken place, an Insured's rate class may affect the guaranteed and current cost of insurance rate applicable to that Insured, but not the cost of insurance rate applicable for Federal income tax purposes which for all Contracts will be equal to 100% of the applicable 1980 CSO table.

Each Insured is placed in a rate class when SELIC issues a Contract, based on the Case to which the Contract belongs and underwriting information, including medical underwriting, if any. When an increase in Face Amount is requested, SELIC reserves the right: (i) to accept or reject the request, with or without obtaining additional underwriting information; and (ii) to obtain additional underwriting information, including medical underwriting, before approving the increase to determine whether a different rate class would apply to the increase. If the Insured's rate class at the time of the increase has declined since the last change in coverage, and SELIC approves the change in coverage, then the lower rate class will be applied to the Face Amount increase only. If the Insured's rate class at the time of the increase has improved since the last change in coverage, then the improved rate class will be applied to the Total Insurance Coverage provided under the Policy.

ADDITIONAL INSURANCE BENEFITS AND SPECIAL INSURANCE CLASS RATINGS: Subject to certain requirements, one or more riders may be added to a Contract.
These riders and the charges associated therewith are described in Appendix B to this Prospectus. (See "Additional Provisions of the Contract -- Entire Contract"). Deductions will be made on each Monthiversary for applicable charges for any additional benefits provided by Contract rider.

Deductions will also be made on each Monthiversary for any applicable Special Insurance Class Rating Charges, which are imposed under the Contract if a Contract is issued on a substandard basis. These charges are set forth in the Contract.

UNDERWRITING CHARGES

An Underwriting Charge of up to $100 will be deducted from the Insurance Account Value on the Issue Date if the Contract is issued on a medically underwritten basis. Medically underwritten Contracts, for purposes of deducting this charge, are all Contracts other than those issued on a guaranteed issue or simplified issue basis (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charges"). SELIC also reserves the right to deduct an Underwriting Charge of up to $100 from the Contract's Insurance Account Value on any Monthiversary following a Contract Month in which medical underwriting has taken place due to an increase in SELIC's Net Amount at Risk with respect to the Contract. The Underwriting Charge is assessed to reimburse SELIC for the expenses associated with the underwriting of the Contract. SELIC does not expect to profit from this charge.

SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge is reflected in the Contract.

The Underwriting Charge will be deducted from the Available Divisions and the Fixed Fund in proportion to Insurance Account Value attributable to each Division and the Fixed Fund.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

ANNUAL CHARGES

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

OTHER CHARGES

TAXES AND OTHER GOVERNMENTAL CHARGES: SELIC does not currently make any charges against the Divisions of the Separate Account for Federal, state or local taxes attributable to them. However, SELIC may in the future impose such a charge to provide for any tax liability of the Separate Account.

FEES AND EXPENSES OF UNDERLYING PORTFOLIOS: The value of an Accumulation Unit of each Separate Account Division that invests in shares or interests of an Underlying Portfolio will reflect the expenses incurred by that Underlying Portfolio. The Underlying Portfolio's expenses will include its investment management fee and its operating expenses. The management fees and operating expenses of each Underlying Portfolio are set forth in the accompanying prospectus for such underlying Portfolio.

ILLUSTRATIVE REPORT FEE: At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.00 per report. (See "Records and Reports"). This fee must be paid by the Contract Holder separately, and will not be considered a Premium payment.


                               TERMINATION

The Contract terminates on the earliest to occur of the following:

(1) The end of the Grace Period following any Monthiversary in which the Net Cash Value for the Contract is insufficient to pay the Monthly Charges (See "Termination for Insufficient Net Cash Value," below);

(2)   The surrender of the Contract by the Contract Holder;

(3)   The Maturity Date of the Contract; or

(4)   The fulfillment of all of SELIC's obligations under the Contract.

MATURITY DATE

No insurance coverage will be effective on or after the Maturity Date, which is the Contract Anniversary on which the Insured reaches Attained Age 100. If the Insured is living and the Contract is in force on the Maturity Date, the Net Cash Value will be paid to the Contract Holder, the Contract will terminate, and the liability of SELIC under the Contract will cease.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

TERMINATION FOR INSUFFICIENT NET CASH VALUE

A Contract will not terminate automatically for failure to pay a subsequent Premium. However, if the Net Cash Value is not sufficient to cover the Monthly Charges due with respect to a Contract on any Monthiversary, then the Grace Period begins. This Grace Period begins on the Monthiversary on which the Monthly Charges are due. The Grace Period ends 61 days from that Monthiversary or, if later, 61 days after the date SELIC mails a written notice to the Contract Holder at the last known address shown on SELIC's records. This notice will state the Premium amount needed to keep the Contract in force. During the Grace Period, the insurance coverage under the Contract will continue in effect.

To continue the Contract's insurance coverage in force, the Contract Holder must make a Premium payment before the Grace Period ends at least equal to three times the Monthly Charges due when the Grace Period began, plus Premium Load.

The Contract will terminate without value (and therefore the insurance coverage will cease) at the end of the Grace Period if such amounts are not paid.

REINSTATEMENT OF A CONTRACT TERMINATED FOR INSUFFICIENT VALUE

A Contract that has terminated for insufficient Net Cash Value may be reinstated within five years from the date of Contract termination. The Contract Holder must request the reinstatement in a form acceptable to SELIC and pay the reinstatement Premium, which must be at least equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. Medical evidence of insurability will be required for reinstatement, and the Insured must be living on the date the reinstatement becomes effective.

For Modification to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

                             THE FIXED FUND

Amounts invested in the Fixed Fund become part of the general assets of SELIC held in SELIC's General Account. SELIC invests the assets of the General Account in accordance with applicable state insurance laws. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

This Prospectus describes a flexible premium variable life insurance contract. This Prospectus together with the accompanying prospectuses for the Underlying Portfolios, is generally intended to serve as a disclosure document only for the aspects of the Contract relating to the Separate Account. For complete details regarding the Fixed Fund, see the Contract itself.

GENERAL DESCRIPTION

The General Account consists of all assets owned by SELIC, other than those in the Separate Account and other separate accounts. Subject to applicable law, SELIC has sole discretion over the investment of the assets of the General Account.

The allocation of amounts to the Fixed Fund does not entitle a Contract Holder to share in the investment experience of the General Account. Instead, SELIC guarantees that the Insurance Account Value in the Fixed Fund will accrue interest at a rate of at least 4.00%, compounded annually, independent of the actual investment experience of the General Account.

The Borrowed Fund is also part of the General Account. (See "The Contract -- Contract Loan Privilege").

ALLOCATION OF AMOUNTS TO THE FIXED FUND

At Contract issue, SELIC will determine the maximum percentage of the non-borrowed Insurance Account Value that may be allocated, either initially or by transfer, to the Fixed Fund. This maximum percentage is set forth in the Contract (the "maximum allocation percentage"). The ability to allocate Net Premiums or to transfer Insurance

Account Value to the Fixed Fund may not be made available or may be limited in accordance with the terms of the Contract. SELIC, from time to time, adjust the maximum allocation percentage. Such adjustments may not be uniform to all Contracts. Subject to this maximum, a Contract Holder may elect to allocate Net Premiums to the Fixed Fund, the Separate Account, or both. Subject to this maximum, the Contract Holder may also transfer the Insurance Account Value from the Available Divisions of the Separate Account to the Fixed Fund.

FIXED FUND BENEFITS

If the Contract Holder allocates all Net Premiums only to the Fixed Fund and makes no transfers, partial withdrawals, or Contract Loans, the entire investment risk under the Contract will be borne by SELIC.

FIXED FUND INSURANCE ACCOUNT VALUE

Net Premiums allocated to the Fixed Fund are credited to the Insurance Account Value. SELIC bears the full investment risk for these amounts and guarantees that interest credited to each Contract Holder's Insurance Account Value in the Fixed Fund will not be less than a rate of at least 4.00% per year, compounded annually. SELIC may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.00% per year, and might not do so. ANY INTEREST CREDITED ON THE CONTRACT'S INSURANCE ACCOUNT VALUE IN THE FIXED FUND IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF SELIC. THE CONTRACT HOLDER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the value in the Borrowed Fund. The value in the Fixed Fund will be calculated on each Monthiversary of the Contract.

SELIC guarantees that, on each Valuation Date, the Insurance Account Value in the Fixed Fund will be the amount of the Net Premiums allocated or Insurance Account Value transferred to the Fixed Fund, plus interest at the rate of 4.00% per year, plus any excess interest which SELIC credits and any amounts transferred into the Fixed Fund, less the sum of all Contract charges allocable to the Fixed Fund and any amounts deducted from the Fixed Fund in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

On any given day the Insurance Account Value in the Fixed Fund will be equal to the Insurance Account Value in the Fixed Fund on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to the Fixed Fund;

(2) Any amount transferred to the Fixed Fund from an Available Division or the Borrowed Fund; and

(3)   Any interest credited to the Fixed Fund;

and less:

(1) Any amount transferred from the Fixed Fund to an Available Division or the Borrowed Fund;

(2) The Cost of Insurance Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(3) The Administration Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(4) Any partial withdrawals taken from such Contract and allocated to the Fixed Fund;

(5) Any charges allocated to the Fixed Fund that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(6)   Any Underwriting Charges allocated to the Fixed Fund;

(7) Any charges for Special Insurance Class Rating allocated to the Fixed Fund (deducted only on a Monthiversary); and

(8) Any other charges allocated to the Fixed Fund as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction". For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

FIXED FUND TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS

Prior to the Maturity Date, amounts may be transferred from the Fixed Fund to the Available Divisions or partially withdrawn from the Fixed Fund.
Transfers from the Fixed Fund are subject to the following restrictions:

(a) The transfer must be made in the 30-day period following a Contract Anniversary; and

(b) The amount transferred in any Contract Year may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer or withdrawal.

Contract Loans and partial withdrawals may also be made from the Contract's Insurance Account Value in the Fixed Fund, subject to the conditions and restrictions on Contract Loans and partial withdrawals described above. (See "The Contract -- Contract Loan Privilege" and "The Contract -- Surrender and Partial Withdrawals").

Transfers, surrenders, and partial withdrawals payable from the Fixed Fund and the payment of Contract Loans allocated to the Fixed Fund may be delayed for up to six months. However, if payment is deferred for 30 days or more, SELIC will pay interest at the rate of 2.50% per year for the period of the deferment. Amounts from the Fixed Fund used to pay Premiums on Contracts with SELIC will not be delayed.


                       FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contracts and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon SELIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

1. TAX STATUS OF THE CONTRACT: Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Contract is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Contract features, the absence of final regulations, and lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Contract.

      Nevertheless, SELIC believes that the Contract generally qualifies as a life insurance contract for federal tax purposes. Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Contract with a joint and last survivor or a term rider added will, in all cases, meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

      If it is subsequently determined that a Contract does not satisfy
      Section 7702, SELIC will take whatever steps it deems are appropriate and reasonable to cause a Contract to comply with
      Section 7702. For these reasons, SELIC reserves the right to modify the Contract as necessary to attempt to qualify a Contract as a life insurance contract under Section 7702.

      Section 817(h) of the Code requires the investments of the Separate Accounts to be "adequately diversified" in accordance with Treasury Regulations for the Contract to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Contract as life insurance. If the Contract does not qualify as life insurance you may be subject to immediate taxation on the incremental increases in Insurance Account Value of the Contract. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and SELIC believes it complies fully with such requirements. In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the contract owner rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Contract Holder is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Holder's gross income.

      Though no Regulations on the subject of an owner's control of the investments of a separate account have been issued since the Regulations specifying the diversification requirements were issued, informal guidance is available from certain private letter rulings issued by the Internal Revenue Service to individual taxpayers. The ownership rights under the Contract are different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined the owners were not owners of separate account assets. For example, a Contract Holder has additional flexibility in allocating premium payments and cash values. These differences could result in the Contract Holder being treated as the owner of a pro rata share of the assets of the

      Separate Accounts. In addition, SELIC does not know what standards will be set forth in any regulations or additional rulings which the Treasury might issue. SELIC therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Holder from being considered the owner of a pro rata portion of the assets of the Separate Accounts or to otherwise qualify the Contract for favorable tax treatment.

      The following discussion assumes that each Contract will qualify as a life insurance contract for Federal income tax purposes.

2. TAX TREATMENT OF CONTRACT BENEFITS: SELIC believes the death benefit under the Contract should generally be excludable from the gross income of the Beneficiaries under Section 101(a)(1) of the Code.

      Many changes or transactions involving a Contract may have tax consequences, depending on the circumstances. Such changes include but are not limited to the exchange of the Contract, a change in a Contract's Face Amount, a change of ownership, the payment of a subsequent premium, a partial withdrawal from a Contract, a complete surrender of a Contract, an assignment, a Contract Loan, or a Contract lapse with an outstanding Contract Loan. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstance of each Contract Holder or Beneficiary. A competent tax adviser should be consulted for further information.

      Generally, the Contract Holder will not be deemed to be in constructive receipt of the Insurance Account Value including increments thereof, under the Contract until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, the Contract(s) should generally be determined on a Contract by Contract basis. (See "Multiple Contracts," below.)

      Such tax consequences further depend on whether the Contract from which the distribution is made or Contract Loan is taken is classified as a "modified endowment contract" under Section 7702A. However, upon a complete surrender or lapse of any Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

3. MODIFIED ENDOWMENT CONTRACTS: A Contract may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided in respect of such Contract. The premium limitation rules for determining whether a Contract is a modified endowment contract are complex. In general, a Contract will be a modified endowment contract if the accumulated premiums paid at any time during the first seven years after the Contract is established exceeds the sum of the net level premiums which would have been paid on or before such time if the future benefits provided in respect of the Contract were deemed to be paid-up after the payment of seven level annual premiums.

      In addition, if the benefits or rights associated with a Contract are "materially changed," it may cause such Contract to be treated as a modified endowment contract. The material change rules for determining whether a Contract is a modified endowment contract are also complex. In general, however, the determination of whether a Contract will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit associated with the Contract at the time of such change, the Insurance Account Value at the time of the change and the additional premiums paid in respect of the Contract during the seven years starting with the date on which the material change occurs. Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract.

      (a) Distributions from Contracts Classified as Modified Endowment Contracts: Contracts classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon lapse or surrender, from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Insurance Account Value of the Contract immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by, the Insurance Account Value of such a Contract, as well as due but unpaid interest thereon, are treated as distributions from such Contract and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the taxpayer attains age 59-1/2, is attributable to the taxpayer's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's Beneficiary. Contract Holders that are not natural persons are unlikely to meet these exceptions.

            If a Contract becomes a modified endowment Contract after it is issued, distributions made during the Contract year in which it becomes a modified endowment Contract, distributions in any subsequent Contract year and distributions within two years before the Contract becomes a modified endowment Contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment Contract could later become taxable as a distribution from a modified endowment Contract.

            (b) Distributions From Contracts Not Classified as Modified Endowment Contracts: Distributions from a Contract that is not a modified endowment contract are generally treated as first recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a Contract (possibly resulting from a partial withdrawal) or any other change that reduces benefits associated with the Contract in the first 15 years after the Contract is established and that results in a cash distribution to the Contract Holder in order for the Contract to continue complying with the
                  Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

                  Loans from, or secured by, a Contract that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Contract Holder. However, if the Service or a court were to deem the loan not 'bona fide', it is possible that the loans from the Contract may be treated as taxable distributions.

                  Neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Contract that is not a modified endowment contract are subject to the 10% additional income tax. If a Contract which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Contract within two years prior to the date of such change in status may become taxable and subject to the 10% additional income tax.

            (c) Classification of Contract: Due to the Contract's flexibility, classification of a Contract as a modified endowment contract will depend upon the circumstances of each Contract. SELIC has adopted administrative steps designed to protect a Contract Holder against the possibility that a Contract might become a modified endowment contract. SELIC believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Contract will not be classified as a modified endowment contract. At the time a Net Premium is credited which (according to SELIC's calculations) would cause a Contract to become a modified endowment contract, SELIC will notify the Contract Holder that unless a refund of the excess Premium is requested by the Contract Holder, the Contract will be a modified endowment contract. The Contract Holder will have 30 days after receiving such notification to request the refund. The excess Premium paid with 4.00% required annual interest or gain, whichever is greater, will be returned to the Contract Holder upon receipt by SELIC of the refund request. The amount to be refunded will be deducted from the Insurance Account Value in the Available Divisions and in the Fixed Fund in the same proportion as the payment was allocated.

      A Contract Holder should contact a competent tax adviser before purchasing a Contract to determine the circumstances under which a Contract would be a modified endowment contract. In addition, a Contract Holder should contact a competent tax adviser before paying any additional premiums; making any other change to, including an exchange of, a Contract; or making a change to the benefits provided under a Contract to determine whether such premium or change would cause the Contract (or the new contract in the case of an exchange) to be treated as a modified endowment contract.

4. LOAN INTEREST: Generally, interest paid on any loan under a life insurance contract owned by an individual is not deductible. In addition, interest on any loan under a life insurance contract owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. A CONTRACT HOLDER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

5. INVESTMENT IN A CONTRACT: Investment in a Contract means (i) the aggregate amount of any premiums or other consideration paid in respect of a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Contract Holder (except that the amount of any loan from, or secured by, a Contract that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from or secured by a Contract that is a modified endowment contract to the extent that such amount is included in the gross income of the Contract Holder.

6. MULTIPLE CONTRACTS: All modified endowment contracts that are issued by SELIC (or its affiliates) to the same Contract Holder during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In view of this rule, in the event that a number of Contracts are established at the same time or during the same calendar year, it is important to determine how many, if any, of the Contracts will be treated as modified endowment contracts. A competent tax adviser should be consulted for further information.

7. ALTERNATIVE MINIMUM TAX: There may also be an indirect tax upon the inside build-up of the Contract under the corporate alternative minimum tax.

8. OTHER TAX CONSEQUENCES. The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

9. POSSIBLE CHARGE FOR TAXES: SELIC is presently taxed as a life insurance company and does not incur federal income tax liability, or state or local tax liability, attributable to investment income or capital gains of the Separate Account. Based on these assumptions, no charge is currently being made to the Separate
      Account for federal income taxes, or state or local taxes. However, SELIC may in the future impose such a charge if (i) the tax treatment of SELIC is ultimately determined to be other than what
      SELIC believes it to be, (ii) there are changes made in the income tax treatment, or state or local tax treatment, of variable life insurance at the company level, or of the separate accounts, or (iii) there is a change in SELIC's status. Any such charge would be designed to cover the taxes attributable to the investment results of the Separate Accounts.


                   ADDITIONAL PROVISIONS OF THE CONTRACT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

SELIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. SELIC reserves the right to eliminate the shares of any of the Underlying Portfolios and to substitute the shares of another registered open-end investment company if the shares of an Underlying Portfolio are no longer available for investment or if, in SELIC's judgment, further investment in any Underlying Portfolio becomes inappropriate in view of the purposes of the Separate Account. SELIC will not substitute any shares attributable to a Contract Holder's interest in a Division of a Separate Account without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by Contract Holders.

The participation agreements pursuant to which Underlying Portfolios sell shares to the Separate Account can be terminated by the Underlying Portfolio or by SELIC under a variety of circumstances, with or without cause.

SELIC also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of SELIC, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Holders on a basis to be determined by SELIC. SELIC may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions, if, in its sole discretion, marketing, tax, or investment conditions warrant; such changes will not occur without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

In the event of a substitution or change, SELIC may, if it considers it necessary, make changes in the Contract by appropriate endorsement. SELIC will notify Contract Holders of any such changes.

If deemed by SELIC to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Holder votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of SELIC. To the extent permitted by applicable law, SELIC may also transfer the assets of the Separate Account associated with the Contract to another separate account.

Also, subject to the approval of the New York Superintendent of Insurance, SELIC has the right to change the investment policy of any Separate Account Division. If required, the process for obtaining approval of a material change from the New York Superintendent of Insurance will be filed with the insurance supervisory official of the Governing Jurisdiction. SELIC will notify the Contract Holder if any material change of investment policy is approved.

INCONTESTABILITY

SELIC must bring any legal action to contest the validity of any insurance coverage under the Contract within two years from the applicable Issue Date of the Contract, or from the effective date of any change in coverage requiring medical evidence of insurability, as applicable.

CONVERSION RIGHTS

Once the Contract is issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value into the Fixed Fund and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. This request must be in writing and must specifically indicate that the transfer is being made pursuant to the Conversion Right. This transfer will not be subject to any transfer limitations or charges. At the time of such transfer, there will not be any effect on the Contract's Death Benefit, Contract Loans, Face Amount, Net
Amount at Risk, Issue Age or insurance class. All benefits after a conversion will be based upon the Fixed Fund.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured has been misstated in the Application and the misstatement is discovered after the Insured's death, the amount of death benefit payable by SELIC will be that which the most recent mortality charges would have purchased for the correct age and sex. If the Insured is still living at the time of discovery, future amounts payable will be adjusted based upon the correct facts.

SUICIDE

Subject to the insurance laws of the Governing Jurisdiction, if the Insured commits suicide, while sane or insane, within two years from the date coverage becomes effective with respect to such person under the Contract, only a limited Death Benefit will be payable. In such case, the amount of the Death Benefit will be equal to the amount of the Net Premiums paid, less any partial withdrawals, and less any Contract Loans and any Contract Loan interest accrued but unpaid.

If, after the expiration of the two year period described above, the Insured commits suicide within two years from the date of receipt of any subsequent Premium that increases the amount of the Death Benefit, the amount of the Death benefit attributable to such increase will be limited to a refund of the Cost of Insurance Charges made for such increase.

AVAILABILITY OF FUNDS

Cash payments from the Contract for partial withdrawals, Contract Loans, and surrenders will usually be made within seven days after a written request is received at the Home Office of SELIC. Transfers between or among Separate Account Divisions will usually be effected on the date the transfer request is received in good order. Payment or transfers may be delayed, however, during any period that:

(1)   The New York Stock Exchange (or its successor) is closed for trading; or

(2)   The SEC determines that a state of emergency exists.

Payment of the portion of any amount payable from the Fixed Fund for Contract Loans, partial withdrawals or surrender, and transfers to the Separate Account Divisions may be delayed for not more than six months. If payment is deferred for 30 days or more, SELIC will pay interest on such amounts at the rate of 2.50% per year for the period of deferment.

ENTIRE CONTRACT

The Contract is issued in consideration of the Application and the Initial Premium. The Contract and Application, a copy of which is attached to the Contract, together with any Contract Schedules, any riders, and any other related documents constitute the entire Contract. Any waiver or change of any provision in the Contract must be in writing and signed by an officer of SELIC. Additional insurance benefits may be made available under the Contract by rider. Any such riders selected by the Contract Holder and agreed to by SELIC will be attached to and made a part of the Contract.

The failure of SELIC to enforce any provision of the Contract does not constitute and cannot be construed as a waiver of such provision or of the right to enforce it at a later time, nor does the waiver of any provision by SELIC on one or more occasions constitute nor can it be construed as a waiver for all occasions, and SELIC cannot be stopped from enforcing any provision of the Contract except as may be otherwise agreed to in writing by an officer of SELIC.

REPRESENTATIONS IN APPLICATION

SELIC deems all statements in the Application to be representations and not warranties. SELIC will not use any statement, in the absence of fraud, to void the Contract or to defend a claim for the insurance benefits under the Contract unless it is contained in the Application and a copy of the Application is attached to the Contract on the Issue Date, or unless it is contained in a related document and signed either by the Contract Holder or by the proposed Insured, and a copy of such completed document is provided to the Contract Holder on the Issue Date or on the effective date of any change requiring evidence of insurability.

CONTRACT APPLICATION AND CONTRACT SCHEDULES

If any information contained in the Contract, Application, Contract Schedules, or any other related documents for the Contract is inaccurate or untrue on the date the Contract is issued, the Contract Holder is required under the Contract to promptly notify SELIC and provide corrected information.

RIGHT TO AMEND CONTRACT

If any provision in the Contract is in conflict with the laws of the Governing Jurisdiction, the provision will be deemed to be amended to conform with such laws. SELIC may amend the Contract from time to time as may be required to meet the definition of "life insurance" under the Internal Revenue Code of 1986, as amended, or its regulations or published rulings.

COMPUTATION OF CONTRACT VALUES

A detailed statement of the method used to compute the Contract's benefits and values is filed with the insurance regulatory authority of the Governing Jurisdiction. These benefits and values are not less than those required by the laws of the Governing Jurisdiction.

CLAIMS OF CREDITORS

The proceeds of the Contract will be free from creditors' claims to the extent allowed by law.

NOTICE

Any written notice required by the Contract to be given by SELIC to the Contract Holder will be effective five days after it is mailed by first class mail or 15 days after it is mailed by third class mail (or when received, if sent by any other means) to the Contract Holder at the Contract Holder's current address as noted on the records of SELIC.

Any written notice required by the Contract to be given by the Contract Holder to SELIC will be effective when received in a form acceptable to SELIC at its Home Office. To be acceptable, a notice must be in written form, in the English language (except where applicable law requires otherwise), must include all pertinent information, and must be signed by the Contract Holder or an individual authorized to act for the Contract Holder and so designated on the records of SELIC.

ASSIGNMENTS

Neither the Contract nor any of the rights of the Contract Holder or Beneficiary under it may be assigned or transferred without the written permission of SELIC.

CONSTRUCTION

In the event of a conflict between the Contract provisions and the information contained in any Contract Schedule, the provisions of the Contract will be controlling.

SEVERABILITY

In the event any provision of the Contract is declared illegal or otherwise unenforceable, it will be severed from the Contract and the remainder of the Contract will be valid and enforceable.

STATE VARIATIONS

Certain Contract features, including the "Free Look" provision, are subject to state variations. The Contract Holder should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.


                     UNISEX REQUIREMENTS UNDER MONTANA LAW

The state of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. Therefore, all Contracts offered by this Prospectus and issued for delivery in Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                         RECORDS AND REPORTS

All records and accounts relating to the Separate Account Divisions will be maintained by SELIC. Each year within 30 days after the Contract Anniversary, SELIC will mail a report to the Contract Holder. The report will show the Insurance Account Value at the beginning of the previous Contract Year and all Premiums paid since that time. It will also show the additions to, and deductions from, the Insurance Account Value during the Contract Year, and the Insurance Account Value, Death Benefit, Net Cash Value, any outstanding Contract Loan amount and accrued Contract Loan interest as of the current Contract Anniversary. The report will also include any additional information required by applicable law or regulation. SELIC also will mail the Contract Holder any other reports or documents required by applicable law or regulation.

In addition to the periodic reports, the Contract Holder may request an illustrative report showing projected Contract values. There may be a charge for providing an illustrative report. (See "Charges and Deductions -- Other Charges").


                              SALE OF THE CONTRACT

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for SELIC, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributors of the Contract, or of broker-dealers or through banks who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is an indirect subsidiary of General American Life Insurance Company. Walnut Street is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any interest in the Separate Account, however, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements.

SELIC will pay writing agent compensation equal to the Commission Charge in connection with the Contract Holder's purchase of the Contract plus a maximum of 22% of Target Premium and a maximum of 5.00% of any Excess Premium.


                                 VOTING RIGHTS

To the extent required by law, SELIC will vote shares of the Underlying Portfolios held in the Separate Account at regular or special shareholder meetings of the Underlying Portfolios in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Underlying Portfolios in its own right, it may elect to do so.

The number of votes that a Contract Holder has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Contract Holder at the record date rather than the number of units alone. Fractional shares will be counted. The number of votes of an Underlying Portfolio that the Contract Holder has the right to instruct will be determined as of the date established by that Underlying Portfolio for determining eligibility to vote at the meetings of the Underlying Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Underlying Portfolio.

SELIC will vote shares as to which no timely instructions are received in proportion to the voting instructions which are received with respect to the contracts participating in that Underlying Portfolio. SELIC will also vote shares it owns that are not attributable to contracts in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Underlying Portfolio.

DISREGARD OF VOTING INSTRUCTIONS: SELIC may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification, or investment objective of an Underlying Portfolio, or one or more of its Series, or to approve or disapprove an investment advisory contract for an Underlying Portfolio. In addition, SELIC itself may disregard voting instructions in favor of changes proposed by a Contract Holder in the investment advisory agreement or the investment adviser of an Underlying Portfolio if SELIC reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or SELIC determines that the change would have an adverse effect on its General Account in that the proposed investment advisory contract for an Underlying Portfolio may result in overly speculative or unsound investments. In the event SELIC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Holders.


                      STATE REGULATION OF THE COMPANY

SELIC, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Department of Insurance. An annual statement is filed with the Superintendent of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of SELIC as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, SELIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                                  MANAGEMENT OF THE COMPANY


                          BOARD OF DIRECTORS AND PRINCIPAL OFFICERS


NAME                                      PRINCIPAL OCCUPATION(S) DURING PAST
                                          FIVE YEARS

Willard N. Archie                         SELIC Director; Vice Chairman, Mitchell,
Vice Chairman                             Titus & Company (CPA management consulting
Mitchell, Titus & Company                 firm).  Prior to January 1996, Managing
One Battery Park Plaza                    Partner, Mitchell, Titus & Company.
New York, NY  10004-1461

Carson E. Beadle,                         SELIC Director; Managing Director, William
Managing Director                         M. Mercer Inc. (actuarial, employee
William M. Mercer, Inc.                   benefits, compensation and human resources
1166 Avenue of the Americas               management consulting firm)
New York, NY  10036

James R. Elsesser                         SELIC Director; Vice President and Chief
Vice President & CFO                      Financial Officer, Ralston Purina Company
Ralston Purina Company                    (pet food, batteries, and bread business).
Checkerboard Square
St. Louis, MO  63164

Stanley Goldstein                         SELIC Director; Partner, Goldstein, Golub,
Goldstein, Golub, Kessler & Co.           Kessler & Company (accounting services).
1185 Sixth Avenue
New York, NY  10036

David D. Holbrook                         SELIC Director; Chairman, Marsh &
Chairman                                  McLennan, Inc. (insurance and reinsurance
Marsh & McLennan, Inc.                    brokers, consulting and investment
1166 Avenue of the Americas               management).
New York, NY  10036

Richard A. Liddy                          SELIC Director; Chairman of the Board;
Chairman, President and CEO               President and Chief Executive Officer,
General American Life Insurance Co.       General American Life Insurance Co. (life
700 Market Street                         insurance).  Prior to May 1992, President
St. Louis, MO  63101                      and Chief Operations Officer.

                                    -67-

Fabio Pieroni                             SELIC Vice President, Treasurer &
Vice President, Treasurer & Controller    Controller; Prior to June 1993, 2nd Vice
Security Equity Life Insurance Co.        President of Finance and Administration,
                                          First UNUM Life Insurance Company.

Leonard M. Rubenstein,                    SELIC Director; Executive Vice President -
Executive Vice President - Investments    Investments, General American Life
General American Life Insurance Co.       Insurance Co. (life insurance).
700 Market Street
St. Louis, MO  63101

William C. Thater                         SELIC Director and President; Prior to
President                                 June 1993, Vice President - Individual
Security Equity Life Insurance Co.        Life, General American Life Insurance Co.
84 Business Park Drive, Suite #303        (life insurance).  Prior to September
Armonk, NY  10504                         1991, Adv. Sales Vice President, General
                                          American Life Ins. Co.  Prior to January
                                          1990, Vice President, Marsh & McLennan
                                          (insurance and reinsurance brokers,
                                          consulting and investment management).

H. Edwin Trusheim                         SELIC Director; Retired Chairman, General
General American Life Insurance Co.       American Life Insurance Co. (life
700 Market Street                         insurance).  Prior to May 1993, Chairman &
St. Louis, MO  63101                      CEO, General American Life Ins. Co.

Virginia V. Weldon, M.D.                  SELIC Director; Senior Vice President,
Senior Vice President                     Monsanto Company (chemicals diversified
Monsanto Company                          industry, pharmaceuticals, life science
800 North Lindbergh Blvd.                 products, and food ingredients business).
St. Louis, MO  63167

Ted C. Wetterau                           SELIC Director; Chairman and Chief
Chairman and CEO                          Executive Officer, Wetterau & Associates,
Wetterau Associates                       Inc. (retail and wholesale grocery,
1401 S. Brentwood, Suite 760              manufacturing business).
St. Louis, MO  63144

Ben H. Wolzenski,                         SELIC Director; Executive Vice President, General

                                    -68-

Executive Vice President - Individual     American Life Insurance Co. (life
General American Life Insurance Co.       insurance).  Prior to October 1991, Vice
13045 Tesson Ferry Road                   President - Individual Life Products,
St. Louis, MO  63128                      General American Life Ins. Co.

A. Greig Woodring                         SELIC Director; CEO & President,
CEO & President                           Reinsurance Group of American, Inc.
Reinsurance Group of America, Inc.        (reinsurance).  Prior Executive Vice
660 Mason Ridge Center Dr., Suite 300     President - Reinsurance, General American
St. Louis, MO   63141                     Life Ins. Co.

                              LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws has been provided by Matthew P. McCauley, General Counsel, SELIC.


                            LEGAL PROCEEDINGS

Neither SELIC nor the Separate Account is involved in any material legal proceedings.


                                  EXPERTS

The audited financial statements of Security Equity Life Insurance Company and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Ralph A. Gorter of Security Equity Life Insurance Company, whose opinion is filed as an exhibit to the registration statement for the Contracts.


                         ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, SELIC and the Contracts. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                            FINANCIAL STATEMENTS

The financial statements of SELIC which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of SELIC to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                      APPENDIX A -- UNDERLYING PORTFOLIOS


The Available Division of the Separate Account invests in shares or units of an Underlying Portfolio from the following open-end, management investment companies:

EVERGREEN VARIABLE TRUST
      Evergreen VA Portfolio
      Evergreen VA Foundation Portfolio
      Evergreen VA Growth and Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY
      Money Market Portfolio

LIFE & ANNUITY TRUST
      Asset Allocation Portfolio
      U.S. Government Allocation Portfolio

TOMORROW FUNDS RETIREMENT TRUST
      Core Large-Cap Stock Portfolio
      Core Small-Cap Stock Portfolio

VARIABLE INSURANCE PRODUCTS FUND
      Equity-Income Portfolio
      Growth Portfolio
      High Income Portfolio
      Overseas Portfolio

VARIABLE INSURANCE PRODUCT FUNDS II
      Asset Manager Portfolio
      Index 500 Portfolio
      Investment Grade Bond Portfolio

Each Underlying Portfolio operates as a separate investment vehicle, and the income or losses of one Underlying Portfolio has no effect on the investment performance of any other Underlying Portfolio.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH UNDERLYING PORTFOLIO LISTED.

The prospectus for each Underlying Portfolio includes information regarding the investment advisory fee and operating expenses of the Underlying Portfolio, which are reflected in the value of the Accumulation Units of the Division of the Separate Account that invests in such Underlying Portfolio. The prospectus for each Underlying Portfolio also includes investment strategies, objectives and investment advisor.

                        APPENDIX B -- CONTRACT RIDERS


                        JOINT AND LAST SURVIVOR RIDER
                        -----------------------------

The Joint and Last Survivor Rider modifies the Contract to provide insurance coverage on the lives of two Insureds. The rider will be subject to all terms in the Contract, and the addition of the rider will not change any mechanics of the Contract, except as modified in the Contract and highlighted below. Some of the discussions in the Prospectus applicable to the Contract apply differently to a Contract to which a Joint and Last Survivor Rider has been added. Set out below are the modifications to designated sections of the Prospectus in the event that a Joint and Last Survivor Rider is added to the Contract. Except as noted below, the discussions in the Prospectus referencing a single Insured can be read as though the single Insured was two Insureds under a Contract with a Joint and Last Survivor Rider.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Joint and Last Survivor
Rider:

FIRST INSURED:  The first person of the two Insureds to die.

INSURED: A person whose life is insured under the terms of the Contract. There are two Insureds under the Contract. Both Insureds are shown in the Contract.

JOINT AND LAST SURVIVOR RIDER: A rider added attached to the Contract described in this Prospectus, which will amend the Contract to pay a Death Benefit after the death of Last Insured.

LAST INSURED:  The last person of the two Insureds to die.

The following are the major differences between a Contract with a Joint and Last Survivor Rider added, and a Contract without this rider.

      1. All conditions of eligibility of a prospective Insured will be applied to both Insureds in order for a Contract with a Joint and Last Survivor Rider to be issued. (See "The Contract -- Availability of Insurance Coverage")

      2. Death Benefits will be paid on a Temporary Insurance Coverage basis only if both Insureds meet SELIC's usual and customary underwriting standards for the applied for coverage (See "The Contract -- Availability of Insurance Coverage").

      3. All Contracts that are issued with a Joint and Last Survivor Rider attached will require medical evidence of insurability. (See "The Contract -- Evidence of Insurability").

      4. All Contracts that are issued with a Joint and Last Survivor Rider attached will pay a Death Benefit only on the death of the Last Insured. No Death Benefit will be paid on the death of the First Insured. (See "The Contract -- Death Benefits Under the Contract").

      5. No change in Death Benefit Option or Face Amount will be effective if the Last Insured dies before the change is effective. (See "The Contract -- Death Benefit Options" and "The Contract -- Death Benefits Under the Contract").

      6. In general, a Contract with a Joint and Last Survivor Rider will have a lower Target Premium than a Contract issued on a single Insured with the same Total Insurance Coverage. This will result in lower Commission Charges for a Contract with the same Total Insurance Coverage. (See "Charges and
            Deductions -- Premium Load").

      7. A deduction for SELIC's cost of insurance protection is made on each Monthiversary and in general will be based upon the sex and smoker status of the two Insureds. The Joint and Last Survivor cost of insurance rates will be blended rates based upon the Issue Ages of the Insureds, the number of completed Contract Years, as well as the sex and smoker status of the Insureds. The cost of insurance rates may also vary by any special insurance class charges.

            The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. These rates, as well as the rates used to calculate the Minimum Death Benefit and limitations on Premiums payable under the Contract, are based on the 1980 Commissioners Standard Ordinary Tables, Age Nearest
            Birthday, that correspond to the applicable ages, sex and smoker status of the Insureds. Current cost of insurance rates may be lower.

            Since a benefit is paid only in the event that both Insureds have died, Cost of Insurance Charges for Contracts with a Joint and Last Survivor Rider attached will generally be lower than the charges for a comparable single life Contract.
            (See "Charges and Deductions -- Cost of Insurance Charge").

      8. The calculation of the Minimum Death Benefit and any limitations on Premiums will reflect the fact that no Death Benefit will be paid until the death of the Last Insured. Assuming the same amount of requested Insurance Coverage, any limitations on Premiums payable under the Contract will be lower than those based upon a single life, while the Minimum Death
            Benefits will be higher than those based upon a single life. (See "The Contract -- Death Benefits Under the Contract").

      9. The Underwriting Charge for Contracts issued with a Joint and Last Survivor Rider attached will be equal to the sum of a flat fee and a charge per $1,000 of Total Insurance Coverage, subject to a maximum charge. This charge is determined separately for each Insured. The charges for each Insured are added together to obtain the total charge for the Contact. This charge is deducted on each Monthiversary for the first 12 Contract Months. The flat fee, charge per $1,000, and maximum charge are shown in the table below.


                                                   Per $1,000 of       Maximum Total
                                   Flat Fee       Total Insurance   Underwriting Charge
                  Issue Age        Per Month     Coverage Per Month   Per Insured Per
                                                                         Month

                   20 - 45            $4.17            $.00833           $37.50
                   46 - 60            $4.17            $.01250           $54.17
                   61 - 85            $4.17            $.01667           $54.17


            If there is a Contract change after issue which requires medical underwriting, SELIC will deduct on the Monthiversary following the underwriting an amount per Insured equal to $100, plus the per thousand charge above multiplied by 12, multiplied by the increase in the Net Amount at Risk to which the underwriting relates, subject to the maximum charge shown above. (See "Charges and Deductions --
            Underwriting Charges").

            SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge will be reflected in the Contract.

      10. The Maturity Date of Contracts issued with a Joint and Last Survivor Rider attached will be when the younger of the two Insureds reaches the attained age of 100. (See "Termination -- Maturity Date").

      11. For a Contract issued with a Joint and Last Survivor Rider attached to be reinstated, both Insureds must be alive on the date of reinstatement. (See "Termination --
            Reinstatement of a Contract Terminated for Insufficient
            Value").

      12. A limited Death Benefit will be paid on a Contract issued with a Joint and Last Survivor Rider if either Insured commits suicide within two years from the date coverage becomes effective or within two years from the date of receipt of a Subsequent Premium payment which increases the Death
            Benefit.  (See " Additional Provisions of the Contract --
            Suicide").

                          SUPPLEMENTAL TERM INSURANCE RIDER
                          ---------------------------------

A Contract Holder may elect to add a Supplemental Term Insurance Rider to the Contract at the time of the Application. The Supplemental Term Insurance Rider increases the Total Insurance Amount under the Contract. The addition of this Rider will allow SELIC to deduct additional monthly charges from the Insurance Account Value of the Contract.

This rider may be added to a single life Contract, or a Contract to which a Joint and Last Survivor Rider has been attached.

Set out below are additional definitions and other modifications applicable when a Supplemental Term Rider is added to a Contract.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Supplemental Term Insurance Rider:

DATE OF DEATH UPON WHICH DEATH BENEFIT BECOMES PAYABLE: The date of death of the Insured, for a single life Contract, or the Last Insured for a Contract to which a Joint and Last Survivor Rider has been added.

RIDER DEATH BENEFIT: Is the amount of Supplemental Term Insurance Coverage under the Rider.

SUPPLEMENTAL TERM INSURANCE RIDER: A rider added to the Contract described in this Prospectus, which will increase the Total Insurance Amount under the Contract.

SUPPLEMENTAL TERM INSURANCE BENEFIT

The Supplemental Term Insurance Rider provides term insurance coverage (the Rider Death Benefit) that is in addition to insurance coverage provided under the Contract. SELIC will pay the Rider Death Benefit to the beneficiary if the Date of Death Upon Which Death Benefit becomes Payable occurs while the rider is in force. SELIC must receive proof that such death occurred before the Rider Expiry Date in the Contract, or the termination of the coverage provided by the Supplemental Term Insurance Rider, if earlier, as specified in the rider and the Contract.

The Contract Holder may, subject to the approval of the Company, change the Supplemental Term Insurance Amount. The Contract Holder must request any change not specified in the Contract by notifying SELIC in writing. Evidence of Insurability will be required for any change that increases the Supplemental Term Insurance Amount. If SELIC approves the change, it will take effect on the next Monthiversary which is at least 30 days after all the required information has been provided to SELIC. The Contract will be amended to reflect any such change in the Supplemental Term Insurance Amount. No change will be effective if the Date Upon Which Death Benefit becomes Payable is before the date of the change.

MONTHLY CHARGES FOR SUPPLEMENTAL TERM INSURANCE AMOUNTS - COST OF INSURANCE CHARGES

Charges for the Supplemental Term Insurance Rider, which consist of monthly Cost of Insurance Charges for the Rider Death Benefit, are deducted from the Insurance Account Value on each Monthiversary. The charges are determined by multiplying the rider Net Amount At Risk by the current monthly Cost of Insurance Rate for the rider.

The rider Net Amount at Risk on any Monthiversary is equal to:

      (a) The Supplemental Term Insurance Amount discounted to such Monthiversary at the rate specified in the Basis of Computation Specified in the Contract; less

      (b) The excess, if any, of the Insurance Account Value on such Monthiversary over the Death Benefit for the Contract discounted to such Monthiversary at the rate specified in the Basis of Computations Specified in the Contract.

The cost of insurance rates for the Supplemental Term Insurance Rider will be equal to the current cost of insurance rates for the Face Amount under Contract. On each Monthiversary on which the Supplemental Term Insurance Rider is in force, the Cost of Insurance for the Supplemental Term Insurance Rider will be added to the Monthly Charges deducted from the Insurance Account Value.

TERMINATION OF THE SUPPLEMENTAL TERM INSURANCE RIDER

The Supplemental Term Insurance Rider may be terminated as of any Monthiversary following a written request to the Company. The Supplemental Term Insurance Rider will terminate automatically when any of the following events occur:

      (a)   The lapse of the Contract;

      (b)   The surrender of the Contract;

      (c)   The Maturity Date of the Contract;

      (d)   The Date of Death Upon Which Death Benefits become Payable; or

      (e)   The Rider Expiry Date.

REINSTATEMENT OF SUPPLEMENTAL TERM INSURANCE RIDER

If the Supplemental Term Insurance Rider terminates, it may be reinstated within five years of the earlier of the Contact termination or rider termination provided that:

(a)   If the Contract has terminated, it is also being reinstated;

(b)   Satisfactory evidence of insurability is provided to SELIC; and

(c) Any charges due under the rider are paid as of the date of the Reinstatement.

The charges due will be equal to the amount of the charges for the rider due and unpaid at the time that the rider terminated, plus three times the charges for the rider due at the time of Reinstatement.


In order for the rider to be reinstated, the same number of Insureds under the Contract must be alive as were alive when the rider terminated.

ADDITIONAL PROVISIONS OF THE RIDER - INCONTESTABILITY

In order for SELIC to contest the validity of any coverage provided by the Supplemental Term Insurance Rider, legal action must be commenced within two years from the rider effective date or from the effective date of any change in rider coverage requiring evidence of insurability, including Reinstatement of Coverage.

ADDITIONAL PROVISIONS OF THE RIDER - SUICIDE

If the Supplemental Term Insurance Rider is attached to a single life Contract and the Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the death benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

If this rider is attached to a Contract, to which a Joint and Last Survivor Rider has been added, and either Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the Death Benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

The following are major modifications to a Contract when a Supplemental Term Insurance Rider is added:

      (1) Coverage provided by the Supplemental Term Insurance Rider is not taken into account in determining the amount of Target
            Premium: accordingly there may be no additional Premium Load associated with this coverage. (See "The Contracts -- Premiums").

      (2) In the event that a partial withdrawal results in a decrease in the Face Amount, which would cause the Face Amount to be less than the Minimum Face Amount of a Contract, the Supplemental Term Insurance Amount will be decreased by the amount of the excess of the withdrawal over the decreased
            Face Amount. (See "The Contract -- Surrender and Partial Withdrawals").

      (3) The Supplemental Term Insurance Amount will be included in Total Insurance Coverage in determining whether the Minimum Death Benefit applies, and is not included in Death Benefit proceeds when the Death Benefit payable under the Contract is equal to the Minimum Death Benefit.

                  APPENDIX  C -- ILLUSTRATIONS OF DEATH BENEFITS
                        AND NET INSURANCE ACCOUNT VALUE


The following illustrations show hypothetically how the Insurance Account Value and Death Benefit of a Contract change with the investment experience of the Available Divisions of the Separate Account. The illustrations show how the Insurance Account Value and Death Benefit of a Contract issued to an Insured of a given Issue Age and at a given Premium would vary over time if the investment return on the assets held in each Available Division of the Separate Account were an assumed uniform, gross, after-tax annual rate of 0%, 6% or 12%. THE HYPOTHETICAL RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. The illustrations illustrate a Contract issued to a Male, Issue Age 45 in a nonsmoker rate class assuming Medical Underwriting. The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Contract Years. The actual values will depend upon various factors, including age, sex, smoking status, and underwriting status of the Insured.

The Insurance Account Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the assumed rate of return, reflecting deduction of the maximum mortality and expense risk charge, the maximum monthly administrative charges, and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Insurance Account Value column under the "Current" heading shows the accumulated value of the Net Premiums at the assumed rate of return, reflecting deduction of the current mortality and expense risk charge, the current monthly administrative charges, and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between illustrations depending upon whether Death Benefit Option 1, Option 2, or Option 3 is illustrated.

The amounts shown for the Insurance Account Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division due to the advisory fee (.56% of aggregate average daily net assets is assumed) and operating expenses of the Underlying Portfolio (which are assumed to be .26%). After deduction for these amounts and the mortality and expense basis the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.17%, 4.83%, and 10.83%, respectively, on a current basis, and -1.32%, 4.68%, and 10.68%, respectively, on a guaranteed basis. The average advisory fee and fund expense reflects any voluntary expense reimbursement arrangements between the various underlying funds and their investment advisors. The investment advisors could terminate these arrangements at any time. If any of these arrangements are terminated, the above net annual rates of return would be reduced. The actual investment advisory fee applicable to each Division is shown in the respective prospectuses for each Underlying Portfolio. These Prospectuses for the Funds should also be consulted for details about the nature and extent of expenses for each Underlying Portfolio.

The hypothetical values shown in the illustrations do not reflect any charges for federal income taxes against the Separate Account, since Security Equity Life Insurance Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Available Divisions would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charges in order to produce the Death Benefit and Insurance Account Value illustration. (See "Federal Tax Matters").

The illustrations illustrate the Contract values that would result based upon the investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated evenly among Available Divisions, and if no Contract Loans have been made. The illustrations are also based on the assumptions that the Contract Holder has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, Security Equity Life Insurance Company will provide a comparable illustration based upon the proposed Insured's Issue Age, sex and underwriting class, the Face Amount and Premium pattern requested, and any available riders requested.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                     Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 0%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (-1.15% Net)<F*>                       (-1.30% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,071        1,071       100,000          768          768      100,000
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        2,583        2,583       100,000        1,988        1,988      100,000
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        4,046        4,046       100,000        3,168        3,168      100,000
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        5,470        5,470       100,000        4,308        4,308      100,000
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        6,860        6,860       100,000        5,405        5,405      100,000
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948        8,218        8,218       100,000        6,458        6,458      100,000
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948        9,544        9,544       100,000        7,463        7,463      100,000
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       10,841       10,841       100,000        8,413        8,413      100,000
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       12,113       12,113       100,000        9,305        9,305      100,000
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       13,343       13,343       100,000       10,132       10,132      100,000
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       14,593       14,593       100,000       10,929       10,929      100,000
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       15,804       15,804       100,000       11,650       11,650      100,000
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       16,977       16,977       100,000       12,293       12,293      100,000
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       18,098       18,098       100,000       12,853       12,853      100,000
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       19,164       19,164       100,000       13,320       13,320      100,000
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       20,240       20,240       100,000       13,765       13,765      100,000
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       21,249       21,249       100,000       14,097       14,097      100,000
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       22,194       22,194       100,000       14,304       14,304      100,000
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       23,075       23,075       100,000       14,366       14,366      100,000
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       23,895       23,895       100,000       14,264       14,264      100,000
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948       26,802       26,802       100,000       10,616       10,616      100,000
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948       26,950       26,950       100,000       <F***>       <F***>       <F***>
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                     Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 6%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                          (4.85% Net)<F*>                        (4.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,139        1,139       100,000          827          827      100,000
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        2,816        2,816       100,000        2,183        2,183      100,000
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        4,541        4,541       100,000        3,579        3,579      100,000
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        6,328        6,328       100,000        5,017        5,017      100,000
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        8,185        8,185       100,000        6,494        6,494      100,000
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948       10,115       10,115       100,000        8,014        8,014      100,000
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948       12,126       12,126       100,000        9,571        9,571      100,000
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       14,220       14,220       100,000       11,164       11,164      100,000
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       16,409       16,409       100,000       12,791       12,791      100,000
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       18,681       18,681       100,000       14,446       14,446      100,000
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       21,102       21,102       100,000       16,170       16,170      100,000
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       23,623       23,623       100,000       17,920       17,920      100,000
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       26,248       26,248       100,000       19,698       19,698      100,000
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       28,972       28,972       100,000       21,500       21,500      100,000
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       31,799       31,799       100,000       23,324       23,324      100,000
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       34,808       34,808       100,000       25,248       25,248      100,000
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       37,931       37,931       100,000       27,189       27,189      100,000
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       41,179       41,179       100,000       29,141       29,141      100,000
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       44,564       44,564       100,000       31,095       31,095      100,000
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       48,100       48,100       100,000       33,042       33,042      100,000
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948       68,298       68,298       107,911       42,508       42,508      100,000
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948       92,466       92,466       132,226       50,586       50,586      100,000
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                     Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 12%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (10.85% Net)<F*>                       (10.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,208        1,208       100,000          886          886      100,000
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        3,057        3,057       100,000        2,386        2,386      100,000
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        5,074        5,074       100,000        4,023        4,023      100,000
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        7,288        7,288       100,000        5,811        5,811      100,000
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        9,725        9,725       100,000        7,765        7,765      100,000
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948       12,412       12,412       100,000        9,902        9,902      100,000
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948       15,379       15,379       100,000       12,239       12,239      100,000
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       18,657       18,657       100,000       14,793       14,793      100,000
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       22,288       22,288       100,000       17,586       17,586      100,000
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       26,295       26,295       100,000       20,642       20,642      100,000
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       30,785       30,785       100,000       24,034       24,034      100,000
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       35,755       35,755       100,000       27,754       27,754      100,000
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       41,260       41,260       100,000       31,845       31,845      100,000
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       47,355       47,355       100,000       36,352       36,352      100,000
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       54,086       54,086       110,335       41,326       41,326      100,000
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       61,564       61,564       122,513       46,914       46,914      100,000
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       69,782       69,782       134,679       53,107       53,107      102,497
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       78,809       78,809       148,161       59,875       59,875      112,564
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       88,728       88,728       162,372       67,222       67,222      123,016
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       99,263       99,263       178,324       75,178       75,178      134,568
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948      172,247      172,247       272,150      125,897      125,897      198,918
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948      286,898      286,898       410,265      199,437      199,437      285,195
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                   Annual Premium: $5,612

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 0%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (-1.15% Net)<F*>                       (-1.30% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        5,893        5,612        3,497        3,497       103,497        3,188        3,188      103,188
--------------------------------------------------------------------------------------------------------------------------
   2         47       12,080        5,612        8,129        8,129       108,129        7,514        7,514      107,514
--------------------------------------------------------------------------------------------------------------------------
   3         48       18,576        5,612       12,674       12,674       112,674       11,756       11,756      111,756
--------------------------------------------------------------------------------------------------------------------------
   4         49       25,398        5,612       17,141       17,141       117,141       15,911       15,911      115,911
--------------------------------------------------------------------------------------------------------------------------
   5         50       32,560        5,612       21,535       21,535       121,535       19,978       19,978      119,978
--------------------------------------------------------------------------------------------------------------------------
   6         51       40,081        5,612       25,858       25,858       125,858       23,956       23,956      123,956
--------------------------------------------------------------------------------------------------------------------------
   7         52       47,978        5,612       30,111       30,111       130,111       27,837       27,837      127,837
--------------------------------------------------------------------------------------------------------------------------
   8         53       56,269        5,612       34,296       34,296       134,296       31,618       31,618      131,618
--------------------------------------------------------------------------------------------------------------------------
   9         54       64,975        5,612       38,418       38,418       138,418       35,293       35,293      135,293
--------------------------------------------------------------------------------------------------------------------------
   10        55       74,116        5,612       42,457       42,457       142,457       38,855       38,855      138,855
--------------------------------------------------------------------------------------------------------------------------
   11        56       83,715        5,612       46,551       46,551       146,551       42,409       42,409      142,409
--------------------------------------------------------------------------------------------------------------------------
   12        57       93,793        5,612       50,565       50,565       150,565       45,836       45,836      145,836
--------------------------------------------------------------------------------------------------------------------------
   13        58      104,376        5,612       54,498       54,498       154,498       49,133       49,133      149,133
--------------------------------------------------------------------------------------------------------------------------
   14        59      115,487        5,612       58,334       58,334       158,334       52,294       52,294      152,294
--------------------------------------------------------------------------------------------------------------------------
   15        60      127,154        5,612       62,068       62,068       162,068       55,309       55,309      155,309
--------------------------------------------------------------------------------------------------------------------------
   16        61      139,404        5,612       65,905       65,905       165,905       58,390       58,390      158,390
--------------------------------------------------------------------------------------------------------------------------
   17        62      152,267        5,612       69,621       69,621       169,621       61,302       61,302      161,302
--------------------------------------------------------------------------------------------------------------------------
   18        63      165,773        5,612       73,218       73,218       173,218       64,027       64,027      164,027
--------------------------------------------------------------------------------------------------------------------------
   19        64      179,954        5,612       76,697       76,697       176,697       66,548       66,548      166,548
--------------------------------------------------------------------------------------------------------------------------
   20        65      194,844        5,612       80,059       80,059       180,059       68,844       68,844      168,844
--------------------------------------------------------------------------------------------------------------------------
   25        70      281,237        5,612       94,743       94,743       194,743       76,396       76,396      176,396
--------------------------------------------------------------------------------------------------------------------------
   30        75      391,498        5,612      104,876      104,876       204,876       74,876       74,876      174,876
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                   Annual Premium: $5,612

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 6%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                          (4.85% Net)<F*>                        (4.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        5,893        5,612        3,713        3,713       103,713        3,394        3,394      103,394
--------------------------------------------------------------------------------------------------------------------------
   2         47       12,080        5,612        8,853        8,853       108,853        8,199        8,199      108,199
--------------------------------------------------------------------------------------------------------------------------
   3         48       18,576        5,612       14,207       14,207       114,207       13,201       13,201      113,201
--------------------------------------------------------------------------------------------------------------------------
   4         49       25,398        5,612       19,795       19,795       119,795       18,407       18,407      118,407
--------------------------------------------------------------------------------------------------------------------------
   5         50       32,560        5,612       25,632       25,632       125,632       23,821       23,821      123,821
--------------------------------------------------------------------------------------------------------------------------
   6         51       40,081        5,612       31,731       31,731       131,731       29,451       29,451      129,451
--------------------------------------------------------------------------------------------------------------------------
   7         52       47,978        5,612       38,104       38,104       138,104       35,301       35,301      135,301
--------------------------------------------------------------------------------------------------------------------------
   8         53       56,269        5,612       44,767       44,767       144,767       41,374       41,374      141,374
--------------------------------------------------------------------------------------------------------------------------
   9         54       64,975        5,612       51,737       51,737       151,737       47,674       47,674      147,674
--------------------------------------------------------------------------------------------------------------------------
   10        55       74,116        5,612       59,009       59,009       159,009       54,203       54,203      154,203
--------------------------------------------------------------------------------------------------------------------------
   11        56       83,715        5,612       66,741       66,741       166,741       61,081       61,081      161,081
--------------------------------------------------------------------------------------------------------------------------
   12        57       93,793        5,612       74,815       74,815       174,815       68,199       68,199      168,199
--------------------------------------------------------------------------------------------------------------------------
   13        58      104,376        5,612       83,244       83,244       183,244       75,564       75,564      175,564
--------------------------------------------------------------------------------------------------------------------------
   14        59      115,487        5,612       92,028       92,028       193,259       83,179       83,179      183,179
--------------------------------------------------------------------------------------------------------------------------
   15        60      127,154        5,612      101,165      101,165       206,377       91,045       91,045      191,045
--------------------------------------------------------------------------------------------------------------------------
   16        61      139,404        5,612      110,875      110,875       220,640       99,395       99,395      199,395
--------------------------------------------------------------------------------------------------------------------------
   17        62      152,267        5,612      120,953      120,953       233,439      108,004      108,004      208,447
--------------------------------------------------------------------------------------------------------------------------
   18        63      165,773        5,612      131,410      131,410       247,051      116,847      116,847      219,673
--------------------------------------------------------------------------------------------------------------------------
   19        64      179,954        5,612      142,266      142,266       260,347      125,901      125,901      230,399
--------------------------------------------------------------------------------------------------------------------------
   20        65      194,844        5,612      153,530      153,530       274,818      135,134      135,134      241,890
--------------------------------------------------------------------------------------------------------------------------
   25        70      281,237        5,612      216,318      216,318       341,782      184,037      184,037      290,779
--------------------------------------------------------------------------------------------------------------------------
   30        75      391,498        5,612      290,597      290,597       415,554      236,033      236,033      337,527
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                   Annual Premium: $5,612

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 12%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (10.85% Net)<F*>                       (10.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        5,893        5,612        3,928        3,928       103,928        3,600        3,600      103,600
--------------------------------------------------------------------------------------------------------------------------
   2         47       12,080        5,612        9,603        9,603       109,603        8,910        8,910      108,910
--------------------------------------------------------------------------------------------------------------------------
   3         48       18,576        5,612       15,857       15,857       115,857       14,757       14,757      114,757
--------------------------------------------------------------------------------------------------------------------------
   4         49       25,398        5,612       22,762       22,762       122,762       21,197       21,197      121,197
--------------------------------------------------------------------------------------------------------------------------
   5         50       32,560        5,612       30,394       30,394       130,394       28,290       28,290      128,290
--------------------------------------------------------------------------------------------------------------------------
   6         51       40,081        5,612       38,832       38,832       138,832       36,103       36,103      136,103
--------------------------------------------------------------------------------------------------------------------------
   7         52       47,978        5,612       48,164       48,164       148,164       44,705       44,705      144,705
--------------------------------------------------------------------------------------------------------------------------
   8         53       56,269        5,612       58,488       58,488       158,488       54,173       54,173      154,173
--------------------------------------------------------------------------------------------------------------------------
   9         54       64,975        5,612       69,916       69,916       170,595       64,595       64,595      164,595
--------------------------------------------------------------------------------------------------------------------------
   10        55       74,116        5,612       82,528       82,528       194,765       76,059       76,059      179,499
--------------------------------------------------------------------------------------------------------------------------
   11        56       83,715        5,612       96,582       96,582       221,173       88,727       88,727      203,184
--------------------------------------------------------------------------------------------------------------------------
   12        57       93,793        5,612      112,077      112,077       249,932      102,555      102,555      228,697
--------------------------------------------------------------------------------------------------------------------------
   13        58      104,376        5,612      129,159      129,159       278,984      117,655      117,655      254,134
--------------------------------------------------------------------------------------------------------------------------
   14        59      115,487        5,612      147,962      147,962       310,720      134,126      134,126      281,665
--------------------------------------------------------------------------------------------------------------------------
   15        60      127,154        5,612      168,649      168,649       344,044      152,081      152,081      310,245
--------------------------------------------------------------------------------------------------------------------------
   16        61      139,404        5,612      191,614      191,614       381,312      171,865      171,865      342,012
--------------------------------------------------------------------------------------------------------------------------
   17        62      152,267        5,612      216,849      216,849       418,518      193,406      193,406      373,274
--------------------------------------------------------------------------------------------------------------------------
   18        63      165,773        5,612      244,569      244,569       459,789      216,812      216,812      407,607
--------------------------------------------------------------------------------------------------------------------------
   19        64      179,954        5,612      275,027      275,027       503,299      242,218      242,218      443,258
--------------------------------------------------------------------------------------------------------------------------
   20        65      194,844        5,612      308,480      308,480       552,179      269,719      269,719      482,797
--------------------------------------------------------------------------------------------------------------------------
   25        70      281,237        5,612      531,465      531,465       839,714      444,937      444,937      703,001
--------------------------------------------------------------------------------------------------------------------------
   30        75      391,498        5,612      883,468      883,468     1,263,359      698,764      698,764      999,233
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.


                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                  Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 0%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (-1.15% Net)<F*>                       (-1.30% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,070        1,070       101,948          762          762      101,948
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        2,578        2,578       103,896        1,968        1,968      103,896
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        4,033        4,033       105,844        3,125        3,125      105,844
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        5,445        5,445       107,792        4,233        4,233      107,792
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        6,817        6,817       109,740        5,287        5,287      109,740
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948        8,152        8,152       111,688        6,284        6,284      111,688
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948        9,449        9,449       113,636        7,217        7,217      113,636
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       10,708       10,708       115,584        8,078        8,078      115,584
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       11,936       11,936       117,532        8,860        8,860      117,532
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       13,111       13,111       119,480        9,553        9,553      119,480
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       14,298       14,298       121,428       10,185       10,185      121,428
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       15,434       15,434       123,376       10,708       10,708      123,376
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       16,515       16,515       125,324       11,115       11,115      125,324
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       17,524       17,524       127,272       11,394       11,394      127,272
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       18,454       18,454       129,220       11,529       11,529      129,220
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       19,360       19,360       131,168       11,579       11,579      131,168
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       20,164       20,164       133,116       11,447       11,447      133,116
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       20,863       20,863       135,064       11,104       11,104      135,064
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       21,458       21,458       137,012       10,516       10,516      137,012
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       21,945       21,945       138,960        9,645        9,645      138,960
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948       22,158       22,158       148,700       <F***>       <F***>       <F***>
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948       16,631       16,631       158,440       <F***>       <F***>       <F***>
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                  Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 6%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                          (4.85% Net)<F*>                        (4.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,138        1,138       101,948          820          820      101,948
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        2,810        2,810       103,896        2,162        2,162      103,896
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        4,527        4,527       105,844        3,534        3,534      105,844
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        6,301        6,301       107,792        4,935        4,935      107,792
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        8,138        8,138       109,740        6,363        6,363      109,740
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948       10,041       10,041       111,688        7,817        7,817      111,688
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948       12,017       12,017       113,636        9,289        9,289      113,636
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       14,067       14,067       115,584       10,773       10,773      115,584
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       16,202       16,202       117,532       12,263       12,263      117,532
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       18,404       18,404       119,480       13,748       13,748      119,480
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       20,744       20,744       121,428       15,260       15,260      121,428
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       23,165       23,165       123,376       16,752       16,752      123,376
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       25,669       25,669       125,324       18,215       18,215      125,324
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       28,243       28,243       127,272       19,638       19,638      127,272
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       30,886       30,886       129,220       21,006       21,006      129,220
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       33,666       33,666       131,168       22,382       22,382      131,168
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       36,509       36,509       133,116       23,668       23,668      133,116
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       39,419       39,419       135,064       24,837       24,837      135,064
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       42,403       42,403       137,012       25,852       25,852      137,012
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       45,465       45,465       138,960       26,676       26,676      138,960
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948       61,776       61,776       148,700       26,318       26,318      148,700
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948       79,362       79,362       158,440       10,145       10,145      158,440
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                          SECURITY EQUITY LIFE INSURANCE COMPANY
                                         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                             Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                  Annual Premium: $1,948

==========================================================================================================================
                                                                      For Separate Account 13
                                                            Hypothetical Gross Annual Rate of Return @ 12%
--------------------------------------------------------------------------------------------------------------------------
                                                             Current                               Guaranteed
                                                         (10.85% Net)<F*>                       (10.70% Net)<F**>
--------------------------------------------------------------------------------------------------------------------------
                      Premium                 Insurance        Net                    Insurance        Net
                       Accum.       Annual     Account        Cash         Death       Account        Cash        Death
  Year      Age         @5%        Premium      Value         Value       Benefit       Value         Value      Benefit
==========================================================================================================================
   1         46        2,045        1,948        1,207        1,207       101,948          879          879      101,948
--------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948        3,051        3,051       103,896        2,364        2,364      103,896
--------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948        5,059        5,059       105,844        3,974        3,974      105,844
--------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948        7,258        7,258       107,792        5,723        5,723      107,792
--------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948        9,673        9,673       109,740        7,619        7,619      109,740
--------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948       12,329       12,329       111,688        9,680        9,680      111,688
--------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948       15,255       15,255       113,636       11,914       11,914      113,636
--------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948       18,479       18,479       115,584       14,334       14,334      115,584
--------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948       22,042       22,042       117,532       16,956       16,956      117,532
--------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948       25,961       25,961       119,480       19,793       19,793      119,480
--------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948       30,345       30,345       121,428       22,908       22,908      121,428
--------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948       35,182       35,182       123,376       26,283       26,283      123,376
--------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948       40,522       40,522       125,324       29,945       29,945      125,324
--------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948       46,411       46,411       127,272       33,924       33,924      127,272
--------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948       52,909       52,909       129,220       38,251       38,251      129,220
--------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948       60,163       60,163       131,168       43,046       43,046      131,168
--------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948       68,183       68,183       133,116       48,276       48,276      133,116
--------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948       77,042       77,042       144,840       53,986       53,986      135,064
--------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948       86,783       86,783       158,812       60,230       60,230      137,012
--------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948       97,481       97,481       174,491       67,072       67,072      138,960
--------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948      168,797      168,797       266,700      112,714      112,714      178,088
--------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948      281,389      281,389       402,386      179,705      179,705      256,979
==========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                            Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                               Hypothetical Gross Annual Rate of Return @ 0%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (-1.17% Net)<F*>                         (-1.32% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash      Death            Account       Cash        Death
Year     Age         @5%        Premium           Value      Value     Benefit            Value       Value       Benefit
=================================================================================================================================
  1       46         2,045        1,948            1,071      1,071     100,000              768        768       100,000
---------------------------------------------------------------------------------------------------------------------------------
  2       47         4,193        1,948            2,582      2,582     100,000            1,987      1,987       100,000
---------------------------------------------------------------------------------------------------------------------------------
  3       48         6,448        1,948            4,044      4,044     100,000            3,167      3,167       100,000
---------------------------------------------------------------------------------------------------------------------------------
  4       49         8,816        1,948            5,467      5,467     100,000            4,306      4,306       100,000
---------------------------------------------------------------------------------------------------------------------------------
  5       50        11,302        1,948            6,856      6,856     100,000            5,402      5,402       100,000
---------------------------------------------------------------------------------------------------------------------------------
  6       51        13,913        1,948            8,212      8,212     100,000            6,454      6,454       100,000
---------------------------------------------------------------------------------------------------------------------------------
  7       52        16,654        1,948            9,537      9,537     100,000            7,456      7,456       100,000
---------------------------------------------------------------------------------------------------------------------------------
  8       53        19,532        1,948           10,831     10,831     100,000            8,405      8,405       100,000
---------------------------------------------------------------------------------------------------------------------------------
  9       54        22,554        1,948           12,101     12,101     100,000            9,295      9,295       100,000
---------------------------------------------------------------------------------------------------------------------------------
  10      55        25,727        1,948           13,329     13,329     100,000           10,120     10,120       100,000
---------------------------------------------------------------------------------------------------------------------------------
  11      56        29,059        1,948           14,575     14,575     100,000           10,914     10,914       100,000
---------------------------------------------------------------------------------------------------------------------------------
  12      57        32,557        1,948           15,784     15,784     100,000           11,633     11,633       100,000
---------------------------------------------------------------------------------------------------------------------------------
  13      58        36,230        1,948           16,953     16,953     100,000           12,274     12,274       100,000
---------------------------------------------------------------------------------------------------------------------------------
  14      59        40,087        1,948           18,070     18,070     100,000           12,831     12,831       100,000
---------------------------------------------------------------------------------------------------------------------------------
  15      60        44,137        1,948           19,133     19,133     100,000           13,296     13,296       100,000
---------------------------------------------------------------------------------------------------------------------------------
  16      61        48,389        1,948           20,205     20,205     100,000           13,737     13,737       100,000
---------------------------------------------------------------------------------------------------------------------------------
  17      62        52,854        1,948           21,210     21,210     100,000           14,067     14,067       100,000
---------------------------------------------------------------------------------------------------------------------------------
  18      63        57,542        1,948           22,150     22,150     100,000           14,270     14,270       100,000
---------------------------------------------------------------------------------------------------------------------------------
  19      64        62,464        1,948           23,027     23,027     100,000           14,329     14,329       100,000
---------------------------------------------------------------------------------------------------------------------------------
  20      65        67,633        1,948           23,842     23,842     100,000           14,224     14,224       100,000
---------------------------------------------------------------------------------------------------------------------------------
  25      70        97,621        1,948           26,722     26,722     100,000           10,559     10,559       100,000
---------------------------------------------------------------------------------------------------------------------------------
  30      75       135,894        1,948           26,838     26,838     100,000               -          -             -
=================================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F****>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                            Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                               Hypothetical Gross Annual Rate of Return @ 6%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (-4.83% Net)<F*>                         (-4.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash      Death            Account       Cash        Death
Year     Age         @5%        Premium           Value      Value     Benefit            Value       Value       Benefit
=================================================================================================================================
  1       46         2,045        1,948          1,139      1,139       100,000            827        827       100,000
---------------------------------------------------------------------------------------------------------------------------------
  2       47         4,193        1,948          2,815      2,815       100,000          2,182      2,182       100,000
---------------------------------------------------------------------------------------------------------------------------------
  3       48         6,448        1,948          4,539      4,539       100,000          3,578      3,578       100,000
---------------------------------------------------------------------------------------------------------------------------------
  4       49         8,816        1,948          6,325      6,325       100,000          5,014      5,014       100,000
---------------------------------------------------------------------------------------------------------------------------------
  5       50        11,302        1,948          8,180      8,180       100,000          6,491      6,491       100,000
---------------------------------------------------------------------------------------------------------------------------------
  6       51        13,913        1,948         10,108     10,108       100,000          8,008      8,008       100,000
---------------------------------------------------------------------------------------------------------------------------------
  7       52        16,654        1,948         12,116     12,116       100,000          9,563      9,563       100,000
---------------------------------------------------------------------------------------------------------------------------------
  8       53        19,532        1,948         14,208     14,208       100,000         11,154     11,154       100,000
---------------------------------------------------------------------------------------------------------------------------------
  9       54        22,554        1,948         16,393     16,393       100,000         12,777     12,777       100,000
---------------------------------------------------------------------------------------------------------------------------------
  10      55        25,727        1,948         18,660     18,660       100,000         14,429     14,429       100,000
---------------------------------------------------------------------------------------------------------------------------------
  11      56        29,059        1,948         21,076     21,076       100,000         16,149     16,149       100,000
---------------------------------------------------------------------------------------------------------------------------------
  12      57        32,557        1,948         23,591     23,591       100,000         17,894     17,894       100,000
---------------------------------------------------------------------------------------------------------------------------------
  13      58        36,230        1,948         26,209     26,209       100,000         19,666     19,666       100,000
---------------------------------------------------------------------------------------------------------------------------------
  14      59        40,087        1,948         28,925     28,925       100,000         21,463     21,463       100,000
---------------------------------------------------------------------------------------------------------------------------------
  15      60        44,137        1,948         31,744     31,744       100,000         23,280     23,280       100,000
---------------------------------------------------------------------------------------------------------------------------------
  16      61        48,389        1,948         34,743     34,743       100,000         25,196     25,196       100,000
---------------------------------------------------------------------------------------------------------------------------------
  17      62        52,854        1,948         37,855     37,855       100,000         27,129     27,129       100,000
---------------------------------------------------------------------------------------------------------------------------------
  18      63        57,542        1,948         41,091     41,091       100,000         29,071     29,071       100,000
---------------------------------------------------------------------------------------------------------------------------------
  19      64        62,464        1,948         44,463     44,463       100,000         31,015     31,015       100,000
---------------------------------------------------------------------------------------------------------------------------------
  20      65        67,633        1,948         47,983     47,983       100,000         32,950     32,950       100,000
---------------------------------------------------------------------------------------------------------------------------------
  25      70        97,621        1,948         68,085     68,085       107,575         42,331     42,331       100,000
---------------------------------------------------------------------------------------------------------------------------------
  30      75       135,894        1,948         92,124     92,124       131,737         50,252     50,252       100,000
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                            Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                               Hypothetical Gross Annual Rate of Return @ 12%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (-10.83% Net)<F*>                        (-10.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash      Death            Account       Cash        Death
Year     Age         @5%        Premium           Value      Value     Benefit            Value       Value       Benefit
=================================================================================================================================
  1       46         2,045        1,948              1,208      1,208   100,000           886         886     100,000
---------------------------------------------------------------------------------------------------------------------------------
  2       47         4,193        1,948              3,056      3,056   100,000         2,385       2,385     100,000
---------------------------------------------------------------------------------------------------------------------------------
  3       48         6,448        1,948              5,072      5,072   100,000         4,022       4,022     100,000
---------------------------------------------------------------------------------------------------------------------------------
  4       49         8,816        1,948              7,285      7,285   100,000         5,809       5,809     100,000
---------------------------------------------------------------------------------------------------------------------------------
  5       50        11,302        1,948              9,720      9,720   100,000         7,760       7,760     100,000
---------------------------------------------------------------------------------------------------------------------------------
  6       51        13,913        1,948             12,404     12,404   100,000         9,895       9,895     100,000
---------------------------------------------------------------------------------------------------------------------------------
  7       52        16,654        1,948             15,367     15,367   100,000        12,229      12,229     100,000
---------------------------------------------------------------------------------------------------------------------------------
  8       53        19,532        1,948             18,640     18,640   100,000        14,779      14,779     100,000
---------------------------------------------------------------------------------------------------------------------------------
  9       54        22,554        1,948             22,265     22,265   100,000        17,568      17,568     100,000
---------------------------------------------------------------------------------------------------------------------------------
  10      55        25,727        1,948             26,265     26,265   100,000        20,618      20,618     100,000
---------------------------------------------------------------------------------------------------------------------------------
  11      56        29,059        1,948             30,746     30,746   100,000        24,002      24,002     100,000
---------------------------------------------------------------------------------------------------------------------------------
  12      57        32,557        1,948             35,705     35,705   100,000        27,713      27,713     100,000
---------------------------------------------------------------------------------------------------------------------------------
  13      58        36,230        1,948             41,197     41,197   100,000        31,794      31,794     100,000
---------------------------------------------------------------------------------------------------------------------------------
  14      59        40,087        1,948             47,276     47,276   100,000        36,288      36,288     100,000
---------------------------------------------------------------------------------------------------------------------------------
  15      60        44,137        1,948             53,989     53,989   110,138        41,247      41,247     100,000
---------------------------------------------------------------------------------------------------------------------------------
  16      61        48,389        1,948             61,447     61,447   122,279        46,817      46,817     100,000
---------------------------------------------------------------------------------------------------------------------------------
  17      62        52,854        1,948             69,640     69,640   134,404        52,989      52,989     102,269
---------------------------------------------------------------------------------------------------------------------------------
  18      63        57,542        1,948             78,638     78,638   147,840        59,735      59,735     112,301
---------------------------------------------------------------------------------------------------------------------------------
  19      64        62,464        1,948             88,524     88,524   161,999        67,057      67,057     122,715
---------------------------------------------------------------------------------------------------------------------------------
  20      65        67,633        1,948             99,380     99,380   177,890        74,984      74,984     134,222
---------------------------------------------------------------------------------------------------------------------------------
  25      70        97,621        1,948            171,705    171,705   271,294       125,492     125,492     198,278
---------------------------------------------------------------------------------------------------------------------------------
  30      75       135,894        1,948            285,779    285,779   408,664       198,655     198,655     284,077
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                          Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                               Hypothetical Gross Annual Rate of Return @ 0%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (-1.17% Net)<F*>                         (-1.32% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash      Death            Account       Cash        Death
Year     Age         @5%        Premium           Value      Value     Benefit            Value       Value       Benefit
=================================================================================================================================
  1       46         2,045        1,948            1,070      1,070     101,070             765         765       100,765
---------------------------------------------------------------------------------------------------------------------------------
  2       47         4,193        1,948            2,579      2,579     102,579           1,976       1,976       101,976
---------------------------------------------------------------------------------------------------------------------------------
  3       48         6,448        1,948            4,035      4,035     104,035           3,142       3,142       103,142
---------------------------------------------------------------------------------------------------------------------------------
  4       49         8,816        1,948            5,450      5,450     105,450           4,263       4,263       104,263
---------------------------------------------------------------------------------------------------------------------------------
  5       50        11,302        1,948            6,826      6,826     106,826           5,333       5,333       105,333
---------------------------------------------------------------------------------------------------------------------------------
  6       51        13,913        1,948            8,165      8,165     108,165           6,353       6,353       106,353
---------------------------------------------------------------------------------------------------------------------------------
  7       52        16,654        1,948            9,469      9,469     109,469           7,316       7,316       107,316
---------------------------------------------------------------------------------------------------------------------------------
  8       53        19,532        1,948           10,737     10,737     110,737           8,215       8,215       108,215
---------------------------------------------------------------------------------------------------------------------------------
  9       54        22,554        1,948           11,976     11,976     111,976           9,046       9,046       109,046
---------------------------------------------------------------------------------------------------------------------------------
  10      55        25,727        1,948           13,166     13,166     113,166           9,800       9,800       109,800
---------------------------------------------------------------------------------------------------------------------------------
  11      56        29,059        1,948           14,369     14,369     114,369          10,509      10,509       110,509
---------------------------------------------------------------------------------------------------------------------------------
  12      57        32,557        1,948           15,527     15,527     115,527          11,129      11,129       111,129
---------------------------------------------------------------------------------------------------------------------------------
  13      58        36,230        1,948           16,635     16,635     116,635          11,655      11,655       111,655
---------------------------------------------------------------------------------------------------------------------------------
  14      59        40,087        1,948           17,679     17,679     117,679          12,081      12,081       112,081
---------------------------------------------------------------------------------------------------------------------------------
  15      60        44,137        1,948           18,652     18,652     118,652          12,396      12,396       112,396
---------------------------------------------------------------------------------------------------------------------------------
  16      61        48,389        1,948           19,615     19,615     119,615          12,668      12,668       112,668
---------------------------------------------------------------------------------------------------------------------------------
  17      62        52,854        1,948           20,490     20,490     120,490          12,805      12,805       112,805
---------------------------------------------------------------------------------------------------------------------------------
  18      63        57,542        1,948           21,278     21,278     121,278          12,792      12,792       112,792
---------------------------------------------------------------------------------------------------------------------------------
  19      64        62,464        1,948           21,980     21,980     121,980          12,610      12,610       112,610
---------------------------------------------------------------------------------------------------------------------------------
  20      65        67,633        1,948           22,598     22,598     122,598          12,238      12,238       112,238
---------------------------------------------------------------------------------------------------------------------------------
  25      70        97,621        1,948           24,015     24,015     124,015           6,953       6,953       106,953
---------------------------------------------------------------------------------------------------------------------------------
  30      75       135,894        1,948           21,616     21,616     121,616              -           -             -
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

$"C-6"

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                          Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                               Hypothetical Gross Annual Rate of Return @ 6%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                         (4.83% Net)<F*>                          (4.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash         Death          Account      Cash        Death
Year      Age        @5%        Premium           Value      Value        Benefit          Value      Value       Benefit
=================================================================================================================================
  1        46        2,045        1,948            1,138      1,138       101,138            823        823       100,823
---------------------------------------------------------------------------------------------------------------------------------
  2        47        4,193        1,948            2,811      2,811       102,811          2,107      2,107       102,170
---------------------------------------------------------------------------------------------------------------------------------
  3        48        6,448        1,948            4,529      4,529       104,529          3,550      3,550       103,550
---------------------------------------------------------------------------------------------------------------------------------
  4        49        8,816        1,948            6,304      6,304       106,304          4,963      4,963       104,963
---------------------------------------------------------------------------------------------------------------------------------
  5        50       11,302        1,948            8,143      8,143       108,143          6,406      6,406       106,406
---------------------------------------------------------------------------------------------------------------------------------
  6        51       13,913        1,948           10,049     10,049       110,049          7,879      7,879       107,879
---------------------------------------------------------------------------------------------------------------------------------
  7        52       16,654        1,948           12,026     12,026       112,026          9,376      9,376       109,376
---------------------------------------------------------------------------------------------------------------------------------
  8        53       19,532        1,948           14,078     14,078       114,078         10,890     10,890       110,890
---------------------------------------------------------------------------------------------------------------------------------
  9        54       22,554        1,948           16,214     16,214       116,214         12,416     12,416       112,416
---------------------------------------------------------------------------------------------------------------------------------
 10        55       25,727        1,948           18,418     18,418       118,418         13,947     13,947       113,947
---------------------------------------------------------------------------------------------------------------------------------
 11        56       29,059        1,948           20,757     20,757       120,757         15,514     15,514       115,514
---------------------------------------------------------------------------------------------------------------------------------
 12        57       32,557        1,948           23,177     23,177       123,177         17,072     17,072       117,072
---------------------------------------------------------------------------------------------------------------------------------
 13        58       36,230        1,948           25,677     25,677       125,677         18,614     18,614       118,614
---------------------------------------------------------------------------------------------------------------------------------
 14        59       40,087        1,948           28,244     28,244       128,244         20,132     20,132       120,132
---------------------------------------------------------------------------------------------------------------------------------
 15        60       44,137        1,948           30,876     30,876       130,876         21,614     21,614       121,614
---------------------------------------------------------------------------------------------------------------------------------
 16        61       48,389        1,948           33,637     33,637       133,637         23,125     23,125       123,125
---------------------------------------------------------------------------------------------------------------------------------
 17        62       52,854        1,948           36,453     36,453       136,453         24,573     24,573       124,573
---------------------------------------------------------------------------------------------------------------------------------
 18        63       57,542        1,948           39,326     39,326       139,326         25,935     25,935       125,935
---------------------------------------------------------------------------------------------------------------------------------
 19        64       62,464        1,948           42,258     42,258       142,258         27,187     27,187       127,187
---------------------------------------------------------------------------------------------------------------------------------
 20        65       67,633        1,948           45,253     45,253       145,253         28,298     28,298       128,298
---------------------------------------------------------------------------------------------------------------------------------
 25        70       97,621        1,948           60,807     60,807       160,807         30,792     30,792       130,792
---------------------------------------------------------------------------------------------------------------------------------
 30        75      135,894        1,948           76,205     76,205       176,205         24,045     24,045       124,045
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                          Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (10.83% Net)<F*>                         (10.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash         Death          Account      Cash        Death
Year      Age        @5%        Premium           Value      Value        Benefit          Value      Value       Benefit
=================================================================================================================================
  1        46        2,045        1,948            1,207      1,207       101,207            882        882       100,882
---------------------------------------------------------------------------------------------------------------------------------
  2        47        4,193        1,948            3,052      3,052       103,052          2,372      2,372       102,372
---------------------------------------------------------------------------------------------------------------------------------
  3        48        6,448        1,948            5,060      5,060       105,060          3,990      3,990       103,990
---------------------------------------------------------------------------------------------------------------------------------
  4        49        8,816        1,948            7,260      7,260       107,260          5,748      5,748       105,748
---------------------------------------------------------------------------------------------------------------------------------
  5        50       11,302        1,948            9,674      9,674       109,674          7,657      7,657       107,657
---------------------------------------------------------------------------------------------------------------------------------
  6        51       13,913        1,948           12,328     12,328       112,328          9,731      9,731       109,731
---------------------------------------------------------------------------------------------------------------------------------
  7        52       16,654        1,948           15,248     15,248       115,248         11,980     11,980       111,980
---------------------------------------------------------------------------------------------------------------------------------
  8        53       19,532        1,948           18,463     18,463       118,463         14,415     14,415       114,415
---------------------------------------------------------------------------------------------------------------------------------
  9        54       22,554        1,948           22,011     22,011       122,011         17,050     17,050       117,050
---------------------------------------------------------------------------------------------------------------------------------
 10        55       25,727        1,948           25,905     25,905       125,905         19,896     19,896       119,896
---------------------------------------------------------------------------------------------------------------------------------
 11        56       29,059        1,948           30,254     30,254       130,254         23,012     23,012       123,012
---------------------------------------------------------------------------------------------------------------------------------
 12        57       32,557        1,948           35,039     35,039       135,039         26,375     26,375       126,375
---------------------------------------------------------------------------------------------------------------------------------
 13        58       36,230        1,948           40,305     40,305       140,305         30,006     30,006       130,006
---------------------------------------------------------------------------------------------------------------------------------
 14        59       40,087        1,948           46,086     46,086       146,086         33,926     33,926       133,926
---------------------------------------------------------------------------------------------------------------------------------
 15        60       44,137        1,948           52,431     52,431       152,431         38,154     38,154       138,154
---------------------------------------------------------------------------------------------------------------------------------
 16        61       48,389        1,948           59,470     59,470       159,470         42,795     42,795       142,795
---------------------------------------------------------------------------------------------------------------------------------
 17        62       52,854        1,948           67,189     67,189       167,189         47,793     47,793       147,793
---------------------------------------------------------------------------------------------------------------------------------
 18        63       57,542        1,948           75,662     75,662       175,662         53,168     53,168       153,168
---------------------------------------------------------------------------------------------------------------------------------
 19        64       62,464        1,948           84,973     84,973       184,973         58,936     58,936       158,936
---------------------------------------------------------------------------------------------------------------------------------
 20        65       67,633        1,948           95,210     95,210       195,210         65,117     65,117       165,117
---------------------------------------------------------------------------------------------------------------------------------
 25        70       97,621        1,948          163,711    163,711       263,711        103,128    103,128       203,128
---------------------------------------------------------------------------------------------------------------------------------
 30        75      135,894        1,948          272,853    272,853       390,180        154,988    154,988       254,988
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @ 0.00%                                        Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 0%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (-1.17% Net)<F*>                         (-1.32% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash         Death          Account      Cash        Death
Year      Age        @5%        Premium           Value      Value        Benefit          Value      Value       Benefit
=================================================================================================================================
  1        46        2,045        1,948            1,069      1,069       101,948            762        762       101,948
---------------------------------------------------------------------------------------------------------------------------------
  2        47        4,193        1,948            2,577      2,577       103,896          1,967      1,967       103,896
---------------------------------------------------------------------------------------------------------------------------------
  3        48        6,448        1,948            4,031      4,031       105,844          3,124      3,124       105,844
---------------------------------------------------------------------------------------------------------------------------------
  4        49        8,816        1,948            5,442      5,442       107,792          4,231      4,231       107,792
---------------------------------------------------------------------------------------------------------------------------------
  5        50       11,302        1,948            6,813      6,813       109,740          5,284      5,284       109,740
---------------------------------------------------------------------------------------------------------------------------------
  6        51       13,913        1,948            8,146      8,146       111,688          6,280      6,280       111,688
---------------------------------------------------------------------------------------------------------------------------------
  7        52       16,654        1,948            9,441      9,441       113,636          7,211      7,211       113,636
---------------------------------------------------------------------------------------------------------------------------------
  8        53       19,532        1,948           10,699     10,699       115,584          8,071      8,071       115,584
---------------------------------------------------------------------------------------------------------------------------------
  9        54       22,554        1,948           11,924     11,924       117,532          8,851      8,851       117,532
---------------------------------------------------------------------------------------------------------------------------------
 10        55       25,727        1,948           13,097     13,097       119,480          9,541      9,541       119,480
---------------------------------------------------------------------------------------------------------------------------------
 11        56       29,059        1,948           14,280     14,280       121,428         10,172     10,172       121,428
---------------------------------------------------------------------------------------------------------------------------------
 12        57       32,557        1,948           15,413     15,413       123,376         10,693     10,693       123,376
---------------------------------------------------------------------------------------------------------------------------------
 13        58       36,230        1,948           16,491     16,491       125,324         11,097     11,097       125,324
---------------------------------------------------------------------------------------------------------------------------------
 14        59       40,087        1,948           17,497     17,497       127,272         11,373     11,373       127,272
---------------------------------------------------------------------------------------------------------------------------------
 15        60       44,137        1,948           18,423     18,423       129,220         11,506     11,506       129,220
---------------------------------------------------------------------------------------------------------------------------------
 16        61       48,389        1,948           19,326     19,326       131,168         11,554     11,554       131,168
---------------------------------------------------------------------------------------------------------------------------------
 17        62       52,854        1,948           20,125     20,125       133,116         11,419     11,419       133,116
---------------------------------------------------------------------------------------------------------------------------------
 18        63       57,542        1,948           20,821     20,821       135,064         11,074     11,074       135,064
---------------------------------------------------------------------------------------------------------------------------------
 19        64       62,464        1,948           21,411     21,411       137,012         10,483     10,483       137,012
---------------------------------------------------------------------------------------------------------------------------------
 20        65       67,633        1,948           21,893     21,893       138,960          9,609      9,609       138,960
---------------------------------------------------------------------------------------------------------------------------------
 25        70       97,621        1,948           22,083     22,083       148,700              -          -             -
---------------------------------------------------------------------------------------------------------------------------------
 30        75      135,894        1,948           16,531     16,531       158,440              -          -             -
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @ 0.00%                                        Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 6%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                         (4.83% Net)<F*>                          (4.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash         Death          Account      Cash        Death
Year      Age        @5%        Premium           Value      Value        Benefit          Value      Value       Benefit
=================================================================================================================================
  1        46        2,045        1,948            1,138      1,138       101,948            820        820       101,948
---------------------------------------------------------------------------------------------------------------------------------
  2        47        4,193        1,948            2,810      2,810       103,896          2,161      2,161       103,896
---------------------------------------------------------------------------------------------------------------------------------
  3        48        6,448        1,948            4,526      4,526       105,844          3,532      3,532       105,844
---------------------------------------------------------------------------------------------------------------------------------
  4        49        8,816        1,948            6,298      6,298       107,792          4,933      4,933       107,792
---------------------------------------------------------------------------------------------------------------------------------
  5        50       11,302        1,948            8,133      8,133       109,740          6,360      6,360       109,740
---------------------------------------------------------------------------------------------------------------------------------
  6        51       13,913        1,948           10,035     10,035       111,688          7,811      7,811       111,688
---------------------------------------------------------------------------------------------------------------------------------
  7        52       16,654        1,948           12,007     12,007       113,636          9,281      9,281       113,636
---------------------------------------------------------------------------------------------------------------------------------
  8        53       19,532        1,948           14,054     14,054       115,584         10,763     10,763       115,584
---------------------------------------------------------------------------------------------------------------------------------
  9        54       22,554        1,948           16,185     16,185       117,532         12,249     12,249       117,532
---------------------------------------------------------------------------------------------------------------------------------
 10        55       25,727        1,948           18,383     18,383       119,480         13,731     13,731       119,480
---------------------------------------------------------------------------------------------------------------------------------
 11        56       29,059        1,948           20,718     20,718       121,428         15,240     15,240       121,428
---------------------------------------------------------------------------------------------------------------------------------
 12        57       32,557        1,948           23,133     23,133       123,376         16,727     16,727       123,376
---------------------------------------------------------------------------------------------------------------------------------
 13        58       36,230        1,948           25,630     25,630       125,324         18,184     18,184       125,324
---------------------------------------------------------------------------------------------------------------------------------
 14        59       40,087        1,948           28,197     28,197       127,272         19,602     19,602       127,272
---------------------------------------------------------------------------------------------------------------------------------
 15        60       44,137        1,948           30,832     30,832       129,220         20,964     20,964       129,220
---------------------------------------------------------------------------------------------------------------------------------
 16        61       48,389        1,948           33,602     33,602       131,168         22,333     22,333       131,168
---------------------------------------------------------------------------------------------------------------------------------
 17        62       52,854        1,948           36,435     36,435       133,116         23,612     23,612       133,116
---------------------------------------------------------------------------------------------------------------------------------
 18        63       57,542        1,948           39,333     39,333       135,064         24,771     24,771       135,064
---------------------------------------------------------------------------------------------------------------------------------
 19        64       62,464        1,948           42,304     42,304       137,012         25,778     25,778       137,012
---------------------------------------------------------------------------------------------------------------------------------
 20        65       67,633        1,948           45,352     45,352       138,960         26,591     26,591       138,960
---------------------------------------------------------------------------------------------------------------------------------
 25        70       97,621        1,948           61,564     61,564       148,700         26,164     26,164       148,700
---------------------------------------------------------------------------------------------------------------------------------
 30        75      135,894        1,948           78,985     78,985       158,440          9,878      9,878       158,440
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                   Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @ 0.00%                                        Annual Premium: $1,948

=================================================================================================================================
                                                                          For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
---------------------------------------------------------------------------------------------------------------------------------
                                                            Current                                  Guaranteed
                                                        (10.83% Net)<F*>                         (10.68% Net)<F**>
---------------------------------------------------------------------------------------------------------------------------------
                   Premium                      Insurance     Net                       Insurance      Net
                    Accum.       Annual          Account      Cash         Death          Account      Cash        Death
Year      Age        @5%        Premium           Value      Value        Benefit          Value      Value       Benefit
=================================================================================================================================
  1        46        2,045        1,948            1,206      1,206       101,948            879        879       101,948
---------------------------------------------------------------------------------------------------------------------------------
  2        47        4,193        1,948            3,051      3,051       103,896          2,363      2,363       103,896
---------------------------------------------------------------------------------------------------------------------------------
  3        48        6,448        1,948            5,057      5,057       105,844          3,973      3,973       105,844
---------------------------------------------------------------------------------------------------------------------------------
  4        49        8,816        1,948            7,255      7,255       107,792          5,720      5,720       107,792
---------------------------------------------------------------------------------------------------------------------------------
  5        50       11,302        1,948            9,668      9,668       109,740          7,615      7,615       109,740
---------------------------------------------------------------------------------------------------------------------------------
  6        51       13,913        1,948           12,321     12,321       111,688          9,673      9,673       111,688
---------------------------------------------------------------------------------------------------------------------------------
  7        52       16,654        1,948           15,243     15,243       113,636         11,904     11,904       113,636
---------------------------------------------------------------------------------------------------------------------------------
  8        53       19,532        1,948           18,462     18,462       115,584         14,320     14,320       115,584
---------------------------------------------------------------------------------------------------------------------------------
  9        54       22,554        1,948           22,019     22,019       117,532         16,937     16,937       117,532
---------------------------------------------------------------------------------------------------------------------------------
 10        55       25,727        1,948           25,931     25,931       119,480         19,769     19,769       119,480
---------------------------------------------------------------------------------------------------------------------------------
 11        56       29,059        1,948           30,306     30,306       121,428         22,877     22,877       121,428
---------------------------------------------------------------------------------------------------------------------------------
 12        57       32,557        1,948           35,132     35,132       123,376         26,243     26,243       123,376
---------------------------------------------------------------------------------------------------------------------------------
 13        58       36,230        1,948           40,460     40,460       125,324         29,896     29,896       125,324
---------------------------------------------------------------------------------------------------------------------------------
 14        59       40,087        1,948           46,333     46,333       127,272         33,863     33,863       127,272
---------------------------------------------------------------------------------------------------------------------------------
 15        60       44,137        1,948           52,812     52,812       129,220         38,175     38,175       129,220
---------------------------------------------------------------------------------------------------------------------------------
 16        61       48,389        1,948           60,045     60,045       131,168         42,953     42,953       131,168
---------------------------------------------------------------------------------------------------------------------------------
 17        62       52,854        1,948           68,038     68,038       133,116         48,163     48,163       133,116
---------------------------------------------------------------------------------------------------------------------------------
 18        63       57,542        1,948           76,869     76,869       144,513         53,848     53,848       135,064
---------------------------------------------------------------------------------------------------------------------------------
 19        64       62,464        1,948           86,576     86,576       158,434         60,063     60,063       137,012
---------------------------------------------------------------------------------------------------------------------------------
 20        65       67,633        1,948           97,236     97,236       174,052         66,872     66,872       138,960
---------------------------------------------------------------------------------------------------------------------------------
 25        70       97,621        1,948          168,254    168,254       265,842        112,279    112,279       177,400
---------------------------------------------------------------------------------------------------------------------------------
 30        75      135,894        1,948          280,272    280,272       400,789        178,895    178,895       255,820
=================================================================================================================================

<F*>  These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**> These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***>The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                     INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company
      and Policyholders of Security Equity
      Life Insurance Company Separate Account 13:

We have audited the accompanying statements of net assets, including the schedule of investments, of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 (Separate Account) as of December 31, 1996, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with General American Capital Company, Wells Fargo Bank Investment Adviser, Fidelity Investments, and Evergreen Asset Management. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.




                                          KPMG Peat Marwick LLP

St. Louis, Missouri
April 11, 1997

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Net Assets

                                                         December 31, 1996


                                              Wells
                                 General      Fargo                                                             Evergreen
                                American      Bank                 Fidelity                                       Growth
                                  Money       Asset    Fidelity   Investment  Fidelity    Evergreen  Evergreen     and
                                 Market    Allocation   Growth    Grade Bond  Index 500       VA     Foundation   Income
                                  Fund        Fund       Fund        Fund       Fund         Fund       Fund       Fund
                                  ----        ----       ----        ----       ----         ----       ----       ----
Investments, at market value  $14,988,772    12,498   3,582,291   3,722,557   2,648,716   3,576,902  1,814,032   3,617,537

Payable to general account          3,003        12       6,033       7,928       7,982         171         87         173
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
    Total net assets          $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========
Total units                    13,318,334     8,931   2,212,740   3,124,238   1,561,960   3,227,545  1,585,211   3,224,042
                               ==========    ======   =========   =========   =========   =========  =========   =========
Unit value                    $      1.13      1.40        1.62        1.19        1.69        1.11       1.14        1.12
                                     ====      ====        ====        ====        ====        ====       ====        ====
Cost of investments           $15,605,386    13,225   3,429,757   3,650,045   2,458,355   3,402,045  1,723,718   3,399,530
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Operations

                                                    Year ended December 31, 1996

                                            Wells
                                General     Fargo                                                               Evergreen
                               American     Bank                 Fidelity                                         Growth
                                 Money      Asset   Fidelity    Investment   Fidelity  Evergreen   Evergreen       and
                                Market   Allocation  Growth     Grade Bond   Index 500     VA      Foundation     Income
                                 Fund       Fund      Fund         Fund        Fund       Fund        Fund         Fund
                                 ----       ----      ----         ----        ----       ----        ----         ----
Dividend income              $     -         913       2,581       6,207       6,742     23,667      34,619       20,978
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net realized gain (loss)
   on investments:
     Proceeds from sales      9,427,292      545   2,657,607     964,149     996,124     34,167      17,279       36,201
     Cost of investments
       sold                   9,821,858      577   2,601,002     967,181     961,682     32,848      16,419       34,638
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on sales       (394,566)     (32)     56,605      (3,032)     34,442      1,319         860        1,563
     Realized gain from
       distributions            662,558      -          -           -           -          -            -           -
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on
         investments            267,992      (32)     56,605      (3,032)     34,442      1,319         860        1,563
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net unrealized gain (loss)
   on investments:
     Beginning of year         (477,414)    (264)       (141)       -           -          -           -            -
     End of year               (616,614)    (727)    152,534      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net unrealized gain
         (loss) on
         investments           (139,200)    (463)    152,675      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net gain (loss) on
         investments            128,792     (495)    209,280      69,480     224,803    176,176      91,174      219,570
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Mortality and expense
   charges                        8,455       19       9,716       6,971       5,182      2,914       1,512        2,926
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Increase in assets
         from operations     $  120,337      399     202,145      68,716     226,363    196,929     124,281      237,622
                              =========     ====   =========     =======     =======    =======     =======      =======

See accompanying notes to financial statements.

                             SECURITY EQUITY LIFE INSURANCE COMPANY
                                       SEPARATE ACCOUNT 13

                                    Statements of Operations

                 Period September 1, 1995 (inception) to December 31, 1995



                                                                         Wells
                                                     General             Fargo
                                                    American             Bank
                                                      Money              Asset            Fidelity
                                                     Market           Allocation           Growth
                                                      Fund               Fund               Fund
                                                      ----               ----               ----
Dividend income                                    $    -                 270                -
                                                    --------             ----               ----
Net realized gain on investments:
   Proceeds from sales                                 8,244              -
   Cost of investments sold                            8,217              -                  -
                                                    --------             ----               ----
    Net realized gain on sales                            27              -                  -
   Realized gain from distributions                  494,746              -                  -
                                                    --------             ----               ----
    Net realized gain on investments                 494,773              -                  -
                                                    --------             ----               ----

Net unrealized gain (loss) on investments:
   Beginning of period                                  -                 -                  -
   End of period                                    (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net unrealized gain (loss) on investments       (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net gain (loss) on investments                    17,359             (264)              (141)
                                                    --------             ----               ----
Mortality and expense charges                            910                1                  1
                                                    --------             ----               ----
    Increase (decrease) in assets
      from operations                              $  16,449                5               (142)
                                                    ========             ====               ====

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                Statements of Changes in Net Assets

                                                    Year ended December 31, 1996

                                              Wells
                                 General      Fargo                                                              Evergreen
                                American      Bank                 Fidelity                                        Growth
                                  Money       Asset    Fidelity   Investment    Fidelity  Evergreen  Evergreen      and
                                  Market    Allocation  Growth    Grade Bond   Index 500      VA     Foundation    Income
                                   Fund       Fund       Fund        Fund        Fund        Fund       Fund        Fund
                                   ----       ----       ----        ----        ----        ----       ----        ----
Dividend income               $      -          913       2,581       6,207       6,742      23,667     34,619      20,978
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net realized gain (loss)
   on investments                 267,992       (32)     56,605      (3,032)     34,442       1,319        860       1,563
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net unrealized gain
   (loss) on investments:
     Beginning of year           (477,414)     (264)       (141)       -           -           -          -           -
     End of year                 (616,614)     (727)    152,534      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net unrealized gain
        (loss)                   (139,200)     (463)    152,675      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net gain (loss)
        on investments            128,792      (495)    209,280      69,480     224,803     176,176     91,174     219,570
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Mortality and expense charges       8,455        19       9,716       6,971       5,182       2,914      1,512       2,926
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in assets
        from operations           120,337       399     202,145      68,716     226,363     196,929    124,281     237,622
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Capital transactions:
     Deposit into Separate
      Account                  16,201,970     6,223   1,854,129   1,992,244   1,139,931   1,799,979    899,908   1,799,969
     Transfers to/from
      Divisions                (9,318,249)    3,087   1,757,397   1,878,412   1,439,294   1,696,024    848,012   1,696,024
     Policy charges              (864,845)   (1,318)   (241,335)   (224,743)   (164,854)   (116,201)   (58,256)   (116,251)
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net deposits into
        Separate Account        6,018,876     7,992   3,370,191   3,645,913   2,414,371   3,379,802  1,689,664   3,379,742
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in net assets    6,139,213     8,391   3,572,336   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
Net assets, beginning of year   8,846,556     4,095       3,922        -           -           -          -           -
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net assets, end of year       $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY
                                          SEPARATE ACCOUNT 13

                                   Statements of Changes in Net Assets

                     Period from September 1, 1995 (inception) to December 31, 1995


                                                                                Wells
                                                          General               Fargo
                                                         American               Bank
                                                           Money                Asset           Fidelity
                                                           Market            Allocation          Growth
                                                            Fund                Fund              Fund
                                                            ----                ----              ----
Dividend income                                         $     -                  270               -
                                                         ---------             -----             -----
Net realized gain on investments                           494,773               -                 -
                                                         ---------             -----             -----
Net unrealized gain (loss) on investments:
   Beginning of period                                        -                  -                 -
   End of period                                          (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net unrealized gain (loss) on investments           (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net gain (loss) on investments                        17,359              (264)             (141)
                                                         ---------             -----             -----
Mortality and expense charges                                  910                 1                 1
                                                         ---------             -----             -----
      Increase (decrease) in assets from operations         16,449                 5              (142)
                                                         ---------             -----             -----
Capital transactions:
   Deposit into Separate Account                         9,362,425               -                 -
   Transfers to/from Divisions
    and General Account                                     (8,244)            4,131             4,104
   Policy charges                                         (524,074)              (41)              (40)
                                                         ---------             -----             -----
      Net deposits into Separate Account                 8,830,107             4,090             4,064
                                                         ---------             -----             -----
      Increase in net assets                             8,846,556             4,095             3,922
Net assets, beginning of period                               -                  -                 -
                                                         ---------             -----             -----
Net assets, end of period                               $8,846,556             4,095             3,922
                                                         =========             =====             =====

See accompanying notes to financial statements.

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements

                               December 31, 1996


(1)   Organization
      ------------
      Security Equity Life Insurance Company Separate Account 13 (the
         Separate Account) commenced operations on November 15, 1994.
         The Separate Account is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account receives purchase payments from individual flexible variable life contracts issued by Security Equity Life Insurance Company (Security Equity).

      The Separate Account is divided into a number of Divisions.  Each
         Division invests in shares of an underlying portfolio available to policyholders as directed by the policyholders. The portfolios available for investment through the Separate Account are the General American Money Market Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Asset Manager Fund, Fidelity Index 500 Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Evergreen VA Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell Non-U.S. Portfolio, Wells Fargo Bank Asset Allocation Fund, and Wells Fargo Bank U.S. Government Allocation Fund.

      Investments through the separate account Divisions in the General
         American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, and Fidelity Growth Fund Divisions were initiated in the Separate Account for policyholders on September 1, 1995. Investments through the separate account Divisions in the Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions were initiated in the Separate Account for policyholders during 1996. The remaining available divisions had not commenced operations at December 31, 1996.

(2)   Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (a)   Investments
                -----------
                The Separate Account's investments are valued daily, based on the net asset value of the shares held. The first-in, first-out method is used in determining the cost of shares sold on withdrawals by the Separate Account.
                   Share transactions are recorded on the trade date, which is the same as the settlement date.

          (b)   Federal Income Taxes
                --------------------
                Security Equity is taxed under federal law as a life
                   insurance company. The Separate Account is part of Security Equity's total operations and is not taxed separately. Under current federal income tax law, no taxes are payable on investment income or realized capital gains from sales of investments of the Separate Account. Therefore, no federal income tax expense has been provided.

          (c)   Dividend Reinvestment
                ---------------------
                Dividends are recorded on the ex-dividend date and
                   immediately reinvested on the pay date.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


          (d)   Use of Estimates
                ----------------
                The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Policy Charges
      --------------
      Charges are deducted from premiums and paid to Security Equity for providing the insurance benefits set forth in the contracts and any additional benefits by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policy.

      The premium payment, less the premium load charge, equals the net premium. The premium load is deducted from the initial premium and from each subsequent premium paid by a policyholder, prior to allocation to the Separate Account. The premium load includes a distribution charge, a premium tax charge, and the DAC tax charge.

         Distribution Charge:  The distribution charge is composed of a premium
         -------------------
            expense load and a commission charge. The amount of the distribution charge will depend on the amount of initial premium and the sales commissions paid.

            Premium Expense Load:  The premium expense load will be deducted
            --------------------
               from each premium and will equal a percentage of the premium.
               The percentage will be determined based on the sum of the initial premiums for all policies in a case, in accordance with the following table:

             Sum of the initial premiums
             of all contracts in the case                Premium expense load
             ----------------------------                --------------------
                Less than $250,000                               2.00%
                $250,000-$999,999                                1.50
                $1,000,000 and more                              1.25
                                                                 ====

            Commission Charge:  A commission charge may be deducted from a
            -----------------
               premium. The commission charge deducted from a premium will be equal to the full amount of commissions payable by Security Equity on the target premium.

         Premium Tax Charge:  Various states and subdivisions impose a tax on
         ------------------
            premiums received by insurance companies. Premium taxes vary from state to state. The percentage deducted from each premium varies based on the governing jurisdiction of the contract.

         DAC Tax Charge:  The DAC tax charge is equal to 1% of all premiums paid
         --------------
            in all contract years.

      Charges are deducted monthly from the cash value of each policy to compensate Security Equity for certain administrative costs, the cost of insurance, and optional rider benefit charges.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


            Administrative Costs:  Security Equity has responsibility for the
            --------------------
               administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, Security Equity assesses a monthly administrative charge against each policy. This monthly charge is $4.50 per policy. This cost may change, but is guaranteed not to exceed $8.00 per month per policy.

            Cost of Insurance:  The cost of insurance is deducted on each
            -----------------
               monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined by multiplying the applicable cost of insurance rate by the net amount at risk each policy month.

            Optional Rider Benefit Charges:  This monthly deduction includes
            ------------------------------
               charges for any additional benefits provided by rider.

      In addition to the above policy charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Security Equity. The mortality and expense risk charge assessed against each Division will never exceed an annual effective rate of .50% of the policy's Separate Account value attributable to that Division. Currently, the amount of this charge is an annual effective rate of .35% of the Separate Account value, which is equivalent to .000957233% of the Separate Account value attributable to the Division on a daily basis. The mortality risk assumed by Security Equity under the contract is that insureds may, on average, live for shorter periods of time than estimated. The expense risk assumed by Security Equity under the contract is the risk that the cost of issuing and administering the contract may be more than estimated.

(4)   Purchases and Sales of Shares
      -----------------------------
      During the period ended December 31, 1996, purchases and proceeds from the sales pertaining to the Separate Account were as follows:

                                                        Purchases        Sales
                                                        ---------        -----
General American Money Market Fund                    $ 16,055,033     9,427,292
Wells Fargo Bank Asset Allocation Fund                       9,287           545
Fidelity Growth Fund                                     6,026,650     2,657,607
Fidelity Investment Grade Fund                           4,617,226       964,149
Fidelity Index 500 Fund                                  3,420,037       996,124
Evergreen VA Fund                                        3,434,893        34,167
Evergreen Foundation Fund                                1,740,138        17,279
Evergreen Growth and Income Fund                         3,434,170        36,201
                                                        ==========     =========

      There were no purchases or sales for the Fidelity Asset Manager Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund Divisions during 1996.

                                                                   (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


(5)   Unit Activity
      -------------
      For the year ended December 31, 1996, transactions in accumulation units were as follows:

                                                 Units,                       Transfers       Units,
                                               beginning         Net           between        end of
                                               of period       deposits       Divisions     of period
                                               ---------       --------       ---------     ---------
General American
   Money Market Fund                           8,266,085      13,774,894     (8,722,645)    13,318,334
Wells Fargo Bank
   Asset Allocation
   Fund                                            3,253           5,521            157          8,931
Fidelity Growth Fund                               2,774       1,081,685      1,128,281      2,212,740
Fidelity Investment Grade Fund                      -          1,607,694      1,516,544      3,124,238
Fidelity Index 500 Fund                             -            653,667        908,293      1,561,960
Evergreen VA Fund                                   -          1,569,119      1,658,426      3,227,545
Evergreen Foundation Fund                           -            755,933        829,278      1,585,211
Evergreen Growth and Income
   Fund                                             -          1,565,607      1,658,435      3,224,042
                                               =========      ==========     ==========     ==========

      For the period September 1, 1995 (inception) to December 31, 1995, transactions in accumulation units were as follows:

                                                 Units,                         Transfers      Units,
                                               beginning         Net             between       end of
                                               of period       deposits         Divisions    of period
                                               ---------       --------         ---------    ---------
General American
   Money Market Fund                                -          8,273,816         (7,731)     8,266,085
Wells Fargo Bank
   Asset Allocation
   Fund                                             -               -             3,253          3,253
Fidelity Growth Fund                                -               -             2,774          2,774
                                               ==========      =========         ======      =========

      There have been no accumulation of units for the Fidelity Asset Manager
         Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid
         Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank
         Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank
         Russell Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government Allocation Fund Divisions during 1996.

                                                                       Schedule
                                                                       --------


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT 13

                              Schedule of Investments

                                 December 31, 1996


                                               Number of              Market
                                                 shares               value
                                                 ------               -----
General American Money Market Fund               869,269          $ 14,988,772
Wells Fargo Bank Asset Allocation Fund             1,094                12,498
Fidelity Growth Fund                             115,038             3,582,291
Fidelity Investment Grade Fund                   304,130             3,722,557
Fidelity Index 500 Fund                           29,717             2,648,716
Evergreen VA Fund                                313,488             3,576,902
Evergreen Foundation Fund                        160,392             1,814,032
Evergreen Growth and Income Fund                 305,794             3,617,537
                                                 =======            ==========

      There were no investments in the Fidelity Asset Manager Fund, Bankers
         Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell
         Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund.

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company:

We have audited the accompanying balance sheets of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


St. Louis, Missouri
April 4, 1997

                           SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Balance Sheets

                                December 31, 1996 and 1995

================================================================================================
                       ASSETS                                             1996          1995
------------------------------------------------------------------------------------------------
Bonds, at fair value                                                 $ 58,058,439     63,256,127
Policy loans                                                            5,081,949      4,524,903
Cash and cash equivalents                                               5,534,380      1,977,082
------------------------------------------------------------------------------------------------
                  Total cash and invested assets                       68,674,768     69,758,112
Reinsurance benefits recoverable:
      Future policy benefits                                            6,436,700      7,221,329
      Policy and contract claims                                        2,048,247      1,704,918
Accrued investment income                                               1,230,483      1,279,216
Goodwill                                                                1,349,013      1,428,369
Deferred policy acquisition costs                                       3,658,233      1,471,754
Value of business acquired                                              2,461,000      2,441,000
Deferred tax asset                                                      3,403,349      2,251,570
Other assets                                                              877,289      1,250,035
Separate account assets                                               116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total assets                                       $206,764,516    150,079,515
================================================================================================
      LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
Reserve for future policy benefits                                     54,516,590     55,520,856
Policy and contract claims                                              1,494,338      2,176,837
Other policyholders' funds                                                 21,723         25,064
Advance premiums                                                        1,861,279      1,057,064
Other liabilities and accrued expenses                                  6,622,653      2,290,147
Payable to affiliates                                                      75,510         51,785
Separate account liabilities                                          116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total liabilities                                   181,217,527    122,394,965
------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10)
Stockholder's equity:
      Common stock, par value $25; 100,000 shares authorized,
            issued, and outstanding                                     2,500,000      2,500,000
      Additional paid-in capital                                       27,447,892     27,447,892
      Net unrealized gain on investments, net of taxes                     59,112      1,990,132
      Retained deficit                                                 (4,460,015)    (4,253,474)
------------------------------------------------------------------------------------------------
                  Total stockholder's equity                           25,546,989     27,684,550
------------------------------------------------------------------------------------------------
                  Total liabilities and stockholder's equity         $206,764,516    150,079,515
================================================================================================

See accompanying notes to financial statements.

                                                   1

                             SECURITY EQUITY LIFE INSURANCE COMPANY

                                   Statements of Operations

                        Years ended December 31, 1996, 1995, and 1994
===============================================================================================
                                                              1996         1995         1994
Revenues:
     Premiums and contract charges                        $ 7,434,043    6,379,803    9,025,429
     Net investment income                                  4,546,544    4,699,713    4,095,545
     Other income                                              19,053          272      843,891
     Realized investment gains (losses)                       313,185     (179,830)    (515,975)
-----------------------------------------------------------------------------------------------
              Total revenues                               12,312,825   10,899,958   13,448,890
-----------------------------------------------------------------------------------------------
Benefits and expenses:
     Policy benefits                                        3,309,410    3,234,062    2,539,611
     Policy surrenders, net                                 1,635,498    1,016,535    1,786,502
     Change in reserve for future policy benefits          (1,893,195)  (2,791,166)   1,296,603
     Interest credited                                      2,437,432    2,391,220    2,349,814
     Commissions, net of capitalized costs                  1,403,608    1,283,902    3,930,807
     General and administrative expenses                    4,795,193    4,966,525    5,531,872
     Amortization of goodwill                                  79,356       79,356       79,354
     Accretion of value of business acquired, net             (20,000)     (28,000)     (50,000)
     Other expenses                                           849,064      619,517    1,131,898
-----------------------------------------------------------------------------------------------
              Total benefits and expenses                  12,596,366   10,771,951   18,596,461
-----------------------------------------------------------------------------------------------
              Income (loss) from operations before
                  federal income tax expense (benefit)       (283,541)     128,007   (5,147,571)
-----------------------------------------------------------------------------------------------
Federal income tax expense (benefit):
     Current                                                   15,000           --           --
     Deferred                                                 (92,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Total Federal income tax expense
                  (benefit)                                   (77,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Net income (loss)                           $  (206,541)      63,721   (4,317,195)
===============================================================================================

See accompanying notes to financial statements.

                                                     2

                                     SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Stockholder's Equity

                                  Years ended December 31, 1996, 1995, and 1994

=========================================================================================================================
                                                                                  Net
                                                                               unrealized
                                                              Additional     gain (loss) on                    Total
                                                Common         paid-in        investments,     Retained     stockholder's
                                                stock          capital        net of taxes     deficit         equity
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1993                  $2,500,000      17,447,892               --             --     19,947,892
Net loss                                              --              --               --     (4,317,195)    (4,317,195)
Contribution of capital from Parent                   --      10,000,000               --             --     10,000,000
Change in net unrealized gain
     (loss) on investments                            --              --       (4,061,215)            --     (4,061,215)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994                   2,500,000      27,447,892       (4,061,215)    (4,317,195)    21,569,482
Net income                                            --              --               --         63,721         63,721
Change in net unrealized gain
     (loss) on investments                            --              --        6,051,347             --      6,051,347
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995                   2,500,000      27,447,892        1,990,132     (4,253,474)    27,684,550
Net loss                                              --              --               --       (206,541)      (206,541)
Change in net unrealized gain
     (loss) on investments                            --              --       (1,931,020)            --     (1,931,020)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996                  $2,500,000      27,447,892           59,112     (4,460,015)    25,546,989
=========================================================================================================================

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Cash Flows

                            Years ended December 31, 1996, 1995, and 1994
=========================================================================================================================
                                                                             1996           1995           1994
-------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income (loss)                                                    $   (206,541)        63,721     (4,317,195)
   Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
         Change in:
            Reinsurance benefits ceded                                       441,300      3,844,903     (1,354,981)
            Accrued investment income                                         48,733        (36,253)      (279,331)
            Other assets                                                     372,746       (824,660)      (164,367)
            Deferred policy acquisition costs, net                        (2,186,479)    (1,471,754)            --
            Policy liabilities                                            (1,004,266)    (1,345,723)     2,392,502
            Policy and contract claims                                      (682,499)    (2,880,980)     2,268,697
            Other policyholders' funds                                        (3,341)         2,425            534
            Federal income tax payable                                        15,000             --             --
            Advance premiums                                                 804,215        393,064        664,000
            Other liabilities and accrued expenses                         4,317,506        190,733      1,295,393
            Payable to affiliates                                             23,725        (17,141)      (224,158)
         Accretion of bond premiums, net                                     189,350        221,543        536,812
         Deferred tax expense (benefit)                                      (92,000)        64,286       (830,376)
         Net (gain) loss on sale of investments                             (313,185)       179,830        515,975
         Amortization of goodwill                                             79,356         79,356         79,354
         Accretion of value of business acquired                             (20,000)       (28,000)       (50,000)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) operating activities            1,783,660     (1,564,650)       532,859
-------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of investments                                               (12,790,361)   (17,056,300)   (26,813,376)
   Sale or maturity of investments                                        15,141,063     19,355,372     16,780,012
   Increase in policy loans, net                                            (557,046)      (893,507)      (747,167)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) investing
              activities                                                   1,793,656      1,405,565    (10,780,531)
-------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Contribution of capital from Parent                                            --             --     10,000,000
   Policyholder account balances:
      Deposits on interest-sensitive life contracts                       48,448,968     18,382,186     35,046,849
      Transfers to separate account for
         interest-sensitive life contracts, net                          (48,468,986)   (27,178,119)   (26,250,945)
-------------------------------------------------------------------------------------------------------------------------
            Net cash (used in) provided by financing activities              (20,018)    (8,795,933)    18,795,904
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in cash and cash
              equivalents                                                  3,557,298     (8,955,018)     8,548,232
Cash and cash equivalents at beginning of year                             1,977,082     10,932,100      2,383,868
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                $  5,534,380      1,977,082     10,932,100
=========================================================================================================================
Supplemental disclosure of cash flow information -
   taxes paid                                                           $         --         20,000             --
=========================================================================================================================

See accompanying notes to financial statements.

                                                4

                   SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

                       December 31, 1996 and 1995

=============================================================================

(1)     GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Security Equity Life Insurance Company (SELIC or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). On December 31, 1993, Security Mutual Life Insurance Company of New York (Security Mutual) sold 100% of the Company's stock to General American, as approved by the State of New York Department of Insurance.

        In 1986, the Company commenced direct writing of universal life and term business, and in 1987 began marketing a single premium whole life policy. In 1984, the Company began assuming single premium deferred annuity (SPDA) and other insurance business through reinsurance agreements with Security Mutual. The SPDA and ordinary life insurance blocks of business were recaptured by Security Mutual in 1992.

        SELIC is licensed in 40 states and the District of Columbia. Insurance operations have generally been limited to the sale of individual life insurance products (term and universal life) made through the general agency system, including career agents and brokers.

        With the sale of SELIC by Security Mutual to General American, SELIC's activities have been redirected to serving the insurance needs of publicly held corporations and New York state residents. Additionally, SELIC focuses on accessing numerous and alternative distribution channels in addition to a general agency system. SELIC markets Corporate Owned Life Insurance (COLI) primarily through specially designed variable products.

        The acquisition of Security Equity by General American was accounted for as a purchase transaction and, accordingly, the purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. These allocations have been reflected, or "pushed down," in the financial statements of the Company. The total purchase price of $19,947,892 was allocated among the fair value of tangible net assets of $15,997,813, value of business acquired of $2,363,000, and goodwill of $1,587,079 at the date of acquisition.

        The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

        The significant accounting policies of the Company are as follows:

        (a)     RECOGNITION OF POLICY REVENUE AND RELATED EXPENSES

                Policy revenue recognition varies depending upon the type of insurance product. For traditional life products with fixed and guaranteed premiums and benefits, such as whole life and term insurance policies, premiums are recognized when due. Benefits and other expenses
                                           5                      (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                             Notes to Financial Statements

===============================================================================

                of these products are associated with earned premiums and other sources of earnings so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future benefits and the deferral and amortization of policy acquisition costs. Premiums collected on universal life-type policies are reported as deposits to the policyholder account balance and not as income to SELIC. Income to SELIC on these policies consists of the assessments for mortality costs, surrenders, and expenses.

        (b)      Investment Securities

                 At December 31, 1996 and 1995, all long-term securities are carried at market value with the unrealized gain (loss), net of tax impact, being reflected as a separate component of stockholder's equity as the Company considers all long-term securities as available-for-sale. Short-term investments are carried at cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to equal the carrying value because the loans have no fixed maturity date and, therefore, it is not practicable to determine a fair value.

                 Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premium or accretion of discount which is generally computed consistent with the interest method.

        (c)      Value of Business Acquired

                 Value of business acquired (VOBA) represents the present value of future profits resulting from the acquisition of insurance policies in a purchase transaction. VOBA is amortized in proportion to the estimated premiums or gross profits, depending on the type of contract, with accretion of interest on the unamortized discounted balance. In 1996, 1995 and 1994, amortization of VOBA was $121,000, $112,000 and $89,000, and the accretion of interest on the unamortized balance was $140,000 and $139,000, respectively. The carrying value of VOBA is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (d)      Goodwill

                 Goodwill, representing the excess of purchase price over the fair value of assets acquired, is amortized on a straight-line basis over 20 years. The carrying value of goodwill is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (e)      Reserve for Future Policy Benefits

                 Liabilities for future benefits on life policies are established in amounts adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits on certain life insurance policies are computed using the net level premium method and are based upon assumptions as to future investment yield, mortality, and withdrawals. Mortality and

                                           6                   (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 withdrawal assumptions for all policies have been based on various actuarial tables which are consistent with the Company's own experience. Liabilities for future benefits on certain long-duration life insurance contracts are carried at accumulated policyholder values.

        (f)      Federal Income Taxes

                 The Company is taxed as a life insurance company under the Deficit Reduction Act of 1984. The Company establishes deferred taxes under the asset and liability method of SFAS No.109, Accounting for Income Taxes, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in those temporary differences are expected to be recovered or settled. Under SFAS No.109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                 The Company filed its federal income tax return on a consolidated basis with Security Mutual prior to 1994. The Company will file its federal income tax return as a separate entity for 1996, consistent with 1995 and 1994.

        (g)      Reinsurance

                 Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned over the anticipated reinsurance contract life. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

        (h)      Deferred Policy Acquisition Costs

                 The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs may include commissions, as well as certain costs of policy issuance and underwriting. In 1996 and 1995, the Company deferred $2.4 million and $1.5 million, respectively, in acquisition costs related to interest sensitive products and recognized amortization of $168,000 and $12,000, respectively, based on the estimated gross profits of the underlying business. The Company did not defer any policy acquisition costs in 1994 as a result of the nature of the business written.

        (i)      Separate Account Business

                 The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the

                                          7                    (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 exclusive benefit of variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

        (j)      FAIR MARKET DISCLOSURES

                 Fair value disclosures are required under SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Such fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

                 Invested assets - Fixed maturities are valued using quoted
                 ---------------
                 market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities. The carrying value of policy loans approximates fair value.

                 Policyholder account balances  - The fair value of policyholder
                 -----------------------------
                 account balances is equal to the discounted estimated future cash flows using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying value approximates fair value at December 31, 1996 and 1995.

                 Cash and short-term investments - The carrying amount is a
                 -------------------------------
                 reasonable estimate of fair value.

        (k)      Cash and Cash Equivalents

                 For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

        (l)      Reclassification

                 Certain amounts in the 1996 financial statements have been reclassified to conform to the 1995 presentation.


                                         8                          (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                        Notes to Financial Statements

===============================================================================
(2)     INVESTMENTS

        The sources of net investment income (principally interest) follow:

        ================================================================================================

                                                           1996              1995              1994
        ------------------------------------------------------------------------------------------------
        Bonds                                           $4,291,428         4,458,159         3,840,763
        Short-term investments                              75,110            43,781           133,755
        Policy loans and other                             260,276           294,298           216,942
        ------------------------------------------------------------------------------------------------
                                                         4,626,814         4,796,238         4,191,460
        Investment expenses                                 80,270            96,525            95,915
        ------------------------------------------------------------------------------------------------
                   Net investment income                $4,546,544         4,699,713         4,095,545
        ================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are shown below. Market value is based upon market prices obtained from independent pricing services which approximate fair value.

        =========================================================================================================
                                                                                1996
        ---------------------------------------------------------------------------------------------------------
                                                                        Gross           Gross         Estimated
                                                       Amortized      unrealized      unrealized        market
                                                         cost           gains           losses          value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 3,962,315        127,349          6,292       4,083,372
        Corporate securities                           40,917,820      1,299,830        902,482      41,315,168
        Mortgage-backed securities                     13,087,363         29,539        457,003      12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                      $57,967,498      1,456,970      1,366,029      58,058,439
        =========================================================================================================


                                              9                     (Continued)

                       SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

                                                                          1995
        ---------------------------------------------------------------------------------------------------------
                                                                         Gross         Gross          Estimated
                                                        Amortized      unrealized    unrealized         market
                                                           cost          gains         losses           value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 9,299,846        287,844        273,583       9,314,107
        Corporate securities                           40,799,139      3,013,425        388,584      43,423,980
        Mortgage-backed securities                     10,095,402        432,140          9,502      10,518,040
        ---------------------------------------------------------------------------------------------------------
                                                      $60,194,387      3,733,409        671,669      63,256,127
        =========================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        =========================================================================================================
                                                                                           Estimated
                                                                     Amortized              market
                                                                       cost                  value
        ---------------------------------------------------------------------------------------------------------
        Due in one year or less                                    $ 1,257,740             1,255,992
        Due after one year through five years                        2,404,896             2,384,096
        Due after five years through ten years                       6,160,517             5,951,583
        Due after ten years                                         35,056,982            35,806,869
        Mortgage-backed securities                                  13,087,363            12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                                   $57,967,498            58,058,439
        =========================================================================================================

        Proceeds from the sale, call, and maturity of investments in bonds
        1996, 1995, and 1994 were $15,141,063, $19,355,372, and $16,780,012, respectively. Gross gains of $381,856, $428,522, and $119,699 and gross losses of $68,671, $608,352, and $635,674 were realized on those sales in 1996, 1995, and 1994, respectively.

        The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $2,411,000 and $2,421,000 at December 31, 1996 and 1995, respectively.

(3)     REINSURANCE

        The Company reinsures certain risks with other insurance companies as the Company sets a maximum retention amount (currently $125,000) to help reduce the loss on any single policy.

                                        10                          (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with affiliates are summarized as follows:


====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with affiliates:
      Reinsurance premiums ceded                        $1,632,262        1,956,568       2,391,067
      Policy benefits ceded                              1,397,188          305,947       2,340,522
      Commissions and expenses ceded                            --               --         169,453
----------------------------------------------------------------------------------------------------

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with nonaffiliates are summarized as follows:

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with nonaffiliates:
      Reinsurance premiums ceded                        $5,744,060        5,489,407       6,299,344
      Policy benefits ceded                              3,824,327        2,682,132       3,050,824
      Commissions and expenses ceded                            --               --         674,438
----------------------------------------------------------------------------------------------------

         The Company remains contingently liable with respect to any reinsurance ceded and would become actually liable if the assuming company was unable to meet its obligations under the reinsurance treaty.

(4)      FEDERAL INCOME TAXES

         A reconciliation of the Company's "expected" federal income tax expense (benefit), computed by applying the federal U.S. corporate tax rate of 35% to income (loss) from operations before federal income tax expense (benefit), is as follows (in thousands of dollars):

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Computed "expected" tax expense (benefit)                  $(99)             45              (1,802)
Amortization of intangibles, net                             21              18                  10
Other, net                                                    1               1                 962
----------------------------------------------------------------------------------------------------
                  Federal income tax expense (benefit)     $(77)             64                (830)
====================================================================================================

                                      11                            (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements

================================================================================

         The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands of dollars):

         ===========================================================================================
                                                                          1996         1995
         -------------------------------------------------------------------------------------------
         Deferred tax assets:
            Policy acquisition costs                                     $1,746        1,157
            Reserves                                                      1,694        2,072
            Capital loss carryforward                                       148          243
            Net operating loss carryforward                                  --          323
            Other, net                                                      685          410
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax assets                     4,273        4,205
         Less valuation allowance                                            --           --
         -------------------------------------------------------------------------------------------
                      Net deferred tax assets                             4,273        4,205
         -------------------------------------------------------------------------------------------
         Deferred tax liabilities:
            Investments                                                      80        1,097
            Other, net                                                      790          856
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax liabilities                  870        1,953
         -------------------------------------------------------------------------------------------
                      Net deferred tax asset                             $3,403        2,252
         ===========================================================================================

         On December 31, 1993, General American purchased 100% of the Company. Pursuant to the acquisition, the election was made under Internal Revenue Code Section 338(h)(10) to treat the purchase of stock as a purchase of assets for tax purposes. As a result, a revaluation of the tax bases of the Company's assets and liabilities was made in connection with the acquisition.

         The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Although the Company has a limited history of earnings, its Parent does have a long history of earnings. Pursuant to Internal Revenue Service regulations, the Company cannot file a consolidated tax return with its Parent until five years following the acquisition. However, after five years, the Company will be able to file a consolidated tax return with its Parent, and realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

         The Company filed its federal income tax return on a consolidated basis
         with Security Mutual prior to 1994.   In connection with the Company's
         transfer of stock ownership, Security Mutual agreed to assume all unpaid tax liability incurred prior to the date of sale.


                                     12                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(5)      RELATED-PARTY TRANSACTIONS

         The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such services. The expenses incurred for these services were $529,000, $463,200, and $407,000 for 1996, 1995, and 1994, respectively.

         Effective January 1, 1994, the Company entered into an administrative service agreement with Security Mutual. Under the agreement, Security Mutual provides for the administration of policies issued through December 31, 1993. The expenses incurred for these services were $1,621,268, $1,842,320, and $1,980,812 for
         1996, 1995, and 1994, respectively.

(6)      PENSION, INCENTIVE, AND HEALTH AND LIFE INSURANCE BENEFIT PLANS

         Associates of SELIC participate in a noncontributory multi-employer defined benefit pension plan jointly sponsored by SELIC and General American. The benefit is accrued are based on the number of years of service and compensation level of each participant.
         No pension expense was recognized in 1996, 1995, or 1994 due to overfunding of the plan.

         In addition, in 1995 SELIC adopted an associate bonus plan applicable to full-time exempt associates. Bonuses are based on an economic value-added model prepared annually by the Company. Total bonuses accrued to Company employees were $144,000 and $59,500 in 1996 and 1995, respectively. In 1994, the Company accrued bonuses of $150,000 under a nonrelated associate bonus plan.

         SELIC provides for certain health care and life insurance benefits for retired employees in accordance with SFAS No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

         SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial postretirement benfit obligation of approximately $16,427 over a period of 20 years. The unrecognized initial postretirement benefit obligation was approximately $13,962 and $14,784 at December 31, 1996 and 1995, respectively. The net periodic post-retirement benefit cost for the years ended December 31, 1996, 1995, and 1994 was $8,490, $6,711, and $6,232, respectively. This includes expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial postretirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $28,981 and $17,089 at December 31, 1996 and 1995, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.25% for all years. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 14 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated postretirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic postretirement benefit cost for 1996 by 16.0%.


                                     13                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(7)      STATUTORY FINANCIAL INFORMATION

         The Company is subject to financial statement filing requirements of the State of New York Department of Insurance, its state of domicile, as well as the states in which it transacts business.
         Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include:
         (1)charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) deferred premiums provided for statutory mean reserves; (6) annuity contract deposits represent funds deposited by policyholders and are included in premiums or contract charges; (7) non-recognition of certain assets as nonadmitted through a direct charge to surplus; and (8) valuation of investments in bonds at amortized cost..

         The stockholder's equity (surplus) and net loss of the Company at December 31, 1996, 1995, and 1994, as determined using statutory accounting practices, is summarized as follows:

         =========================================================================================================
                                                                        1996          1995           1994
         ---------------------------------------------------------------------------------------------------------
            Surplus as reported to regulatory authorities            $12,441,081   15,125,968     17,264,148
            Net loss as reported to regulatory authorities            (2,778,942)  (1,465,539)    (3,779,205)
         =========================================================================================================

(8)      DIVIDEND RESTRICTIONS

         Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid as well as the prior notice and approval of the State of New York Department of Insurance.
         The Company did not pay a dividend in 1996, 1995, or 1994.

(9)      RISK-BASED CAPITAL

         The insurance departments of various states, including the Company's domiciliary state of New York, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

         The RBC guidelines define specific capital levels where action by the Company or regulatory authorities is required based on the ratio of a company's actual total adjusted capital (sum of capital and surplus and asset valuation reserve) to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.



                                      14                      (Continued)

                       SECURITY EQUITY INSURANCE COMPANY

                         Notes to Financial Statements

===============================================================================

(10)     COMMITMENTS AND CONTINGENCIES

         The Company leases certain of its facilities under noncancellable leases which expire in August 1998. The future minimum lease obligations under the terms of the leases are summarized as follows:

         ========================================================================================
         Year ended December 31:
            1997                                                                    $ 84,600
            1998                                                                      58,600
         ----------------------------------------------------------------------------------------
                                                                                    $143,200
         ========================================================================================

         Rent expense totaled approximately $82,700, $83,900, and $50,700 in 1996, 1995, and 1994, respectively.

(11)     SUBSEQUENT EVENT

         Subsequent to December 31, 1996, a policyholder of the Company utilized the "free-look" option of their variable life contract which resulted in the return of approximately $13 million in contract deposits to the policyholder and the nonrealization of approximately $1.6 million in commissions and related expenses by the Company. The impact to the Company's net income and financial position is not significant. Management is maintaining continuing discussions with this policyholder to provide an opportunity to retain this business in 1997.

PROSPECTUS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
ISSUED BY SECURITY EQUITY LIFE INSURANCE COMPANY



SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13


PROSPECTUS DATED MAY 1, 1997






                    SECURITY EQUITY LIFE INSURANCE COMPANY
                           84 BUSINESS PARK DRIVE
                                 SUITE 303
                             ARMONK, NY  10504
                            TEL: (914) 273-1290

             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                                ISSUED BY

                 SECURITY EQUITY LIFE INSURANCE COMPANY
                   84 BUSINESS PARK DRIVE, SUITE 303
                           ARMONK, NY  10504
                          TEL: (914) 273-1290


This Prospectus describes the Individual Flexible Premium Variable Life Insurance Contract (the "Contract") offered by Security Equity Life Insurance Company ("SELIC" or the "Company"). The Contract is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Contract. This flexibility allows a Contract Holder to provide for changing insurance needs under a single insurance Contract. A Contract Holder also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Contract provides for: (1) a Net Cash Value that can be obtained by surrendering the Contract; (2) Contract loans; and (3) a Death Benefit payable at the Insured's death. Contract Holders may also attach a rider that amends the Contract to instead provide insurance coverage on the lives of two Insureds, with proceeds payable upon the death of the last surviving Insured. As long as a Contract remains in force, the Death Benefit will not be less than the current Face Amount of the Contract. A Contract will remain in force so long as its Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Contract.

During the "Free Look" period, Net Premiums are allocated to the Money Market Division as specified in Appendix A. After the end of the "Free Look" period, Net Premiums may be allocated to one or more of the Available Divisions of the Separate Account or to the Fixed Fund. If Net Premiums are allocated to the Separate Account, the duration of the Contract and the amount of the Insurance Account Value will vary to reflect the investment performance of the Available Divisions selected by the Contract Holder, and depending on the Death Benefit option elected, the amount of the Death Benefit above the minimum may also vary with that investment performance. The Contract Holder bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Insurance Account Value.

Each Available Division of the Separate Account 13 will invest in one of the Underlying Portfolios shown in Appendix A. The accompanying Prospectuses for these portfolios describe the investment objectives and policies, and the risks of the portfolios. This

Prospectus generally describes only the portion of the Contracts involving the Available Divisions of the Separate Account. For a brief summary of the Fixed Fund, see "The Fixed Fund".

It may not be advantageous to purchase a Contract as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another Flexible Premium Variable Life Insurance Contract. Within certain limits, a Contract Holder may return the Contract, or convert it to a Contract that provides benefits that do not vary with the investment results of Available Divisions by exercising the Conversion Right.

This Prospectus must be accompanied or preceded by the current prospectuses for the Underlying Portfolios listed in Appendix A.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contracts are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

Please read this Prospectus carefully and retain it for future reference.

The date of this Prospectus is May 1, 1997

                              TABLE OF CONTENTS
                                                                                PAGE
Definitions                                                                        6

Summary of Contract                                                               10
   Explanation of a Case                                                          10
   Purpose of the Contract                                                        11
   The Contract Holder and Beneficiary                                            11
   Availability of the Contract                                                   12
   Joint Insureds                                                                 12
   Contract Values                                                                12
   The Separate Account                                                           13
   Death Benefit                                                                  13
   Premiums                                                                       13
   Charges and Deductions                                                         14
   Contract Loans                                                                 15
   Surrender and Partial Withdrawals                                              16
   Termination                                                                    16
   Illustrations                                                                  16
   Replacement of Existing Coverage                                               16
   Tax Considerations                                                             16
   Free Look and Conversion Rights                                                17

Information About SELIC                                                           17

The Separate Account                                                              18

The Contract                                                                      19
   Availability of Insurance Coverage                                             20
   Evidence of Insurability                                                       21
   Premiums                                                                       21
   Contract Values                                                                23
   Transfers                                                                      26
   Contract Loan Privilege                                                        27
   Surrender and Partial Withdrawals                                              30
   Death Benefits Under the Contract                                              31

Charges and Deductions                                                            36
   Premium Load                                                                   37
   Daily Charges                                                                  39
   Monthly Charges                                                                39


                                    - 3 -

   Underwriting Charges                                                           42
   Annual Charges                                                                 43
   Other Charges                                                                  43

Termination                                                                       44
   Maturity Date                                                                  44
   Termination for Insufficient Net Cash Value                                    44
   Reinstatement of a Contract Terminated for Insufficient Value                  45

The Fixed Fund                                                                    45
   General Description                                                            45
   Allocation of Amounts to the Fixed Fund                                        46
   Fixed Fund Benefits                                                            46
   Fixed Fund Insurance Account Value                                             46
   Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans       48

Federal Income Tax Considerations                                                 48

Additional Provisions of the Contract                                             55
   Addition, Deletion, or Substitution of Investments                             55
   Incontestability                                                               56
   Conversion Rights                                                              56
   Misstatement of Age or Sex                                                     57
   Suicide                                                                        57
   Availability of Funds                                                          57
   Entire Contract                                                                58
   Representations in Application                                                 58
   Contract Application and Contract Schedules                                    58
   Right to Amend Contract                                                        58
   Computation of Contract Values                                                 59
   Claims of Creditors                                                            59
   Notice                                                                         59
   Assignments                                                                    59
   Construction                                                                   59
   Severability                                                                   60
   State Variations                                                               60

Unisex Requirements Under Montana Law                                             60

Records and Reports                                                               60

Sale of the Contract                                                              61


                                    - 4 -

Voting Rights                                                                     61

State Regulation of the Company                                                   62

Management of the Company                                                      63-65

Legal Matters                                                                     66

Legal Proceedings                                                                 66

Experts                                                                           66

Additional Information                                                            66

Financial Statements                                                              66

Appendix A - Underlying Portfolios                                                A1

Appendix B - Contract Riders                                                   B1-B7

Appendix C - Illustrations of Death Benefits and Insurance Account Value      C1-C11

                                 DEFINITIONS

See Appendix B for modifications to Definitions in the event that riders are added to the Contract.

ATTAINED AGE: The Insured's Issue Age under the Contract plus the number of completed Contract Years.

APPLICATION: The application form that must be completed by any purchaser of the Contract, before the Contract can be issued.

AVAILABLE DIVISION: A Division of the Separate Account to which Net Premiums may be allocated or Separate Account Value or Fixed Fund Insurance Account Value may be transferred under the Contracts. Each Available Division invests exclusively in the shares of a corresponding Underlying Portfolio listed in Appendix A.

BENEFICIARY: The person(s), entity or entities named on SELIC's records to receive the insurance proceeds payable under the Contract after the Insured dies.

BORROWED FUND: An account established in SELIC's General Account for any amounts transferred from the Available Divisions and the Fixed Fund and held as collateral for Contract Loans. (See "Contract Loan Privilege").

CASE: A grouping of one or more Contracts connected by a non-arbitrary factor, presented to SELIC as a group. (An example of such a factor is a common employer for the Insureds under each Contract in the grouping). (See "Explanation of a Case").

CONTRACT: The Flexible Premium Variable Life Insurance Contract offered by SELIC that is described in this Prospectus.

CONTRACT ANNIVERSARY: An anniversary of the Contract Date. It marks the start of a new Contract Year.

CONTRACT DATE: The date used to begin calculating Monthly Charges and Annual Charges under the Contract. It will be shown in the Contract.

CONTRACT HOLDER: The owner of the Contract, as shown in the records of SELIC. All of the rights and benefits of the Contract belong to the Contract Holder, unless otherwise stated in the Contract.

CONTRACT LOAN: An amount borrowed by the Contract Holder from the Insurance Account Value of the Contract.

CONTRACT MONTH: Each one month period commencing on the Contract Date and on each Monthiversary thereafter.

CONTRACT YEAR: Each successive twelve month period starting on the Contract Date and on each Contract Anniversary thereafter.

DEATH BENEFIT:  The benefit payable to the Beneficiary when the Insured dies.

DEATH BENEFIT OPTION ACCUMULATION RATE: The rate at which Premiums are accumulated for purposes of calculating Death Benefit Option 3.

DIVISION: A sub-account of the Separate Account. Only Available Divisions (described in this Prospectus) are available for investment under the Contracts.

EMPLOYER: A corporation, partnership, sole proprietorship, association, trust, and other similar or related entity. Affiliated Employers are considered one Employer.

EXCESS PREMIUM: Any amount of Premium paid in a Contract Year over and above the Target Premium.

FACE AMOUNT: The amount of insurance under the contract, excluding any Supplemental Term Insurance Amount. The Initial Face Amount on the Issue Date is shown in the Contract. Thereafter, it may change in accordance with the terms of the Contract.

FIXED FUND: The portion of the Insurance Account Value allocated to the Company's General Account (excluding the Borrowed Fund).

GOVERNING JURISDICTION: The state or jurisdiction in which the Contract is delivered and whose laws govern its terms. The Governing Jurisdiction is set forth in the Contract.

HOME OFFICE: The principal administrative office of SELIC, which is located at 84 Business Park Drive, Suite 303, Armonk, NY 10504.

INITIAL NET PREMIUM: The Initial Premium paid under the Contract less the applicable Premium Load.

INITIAL PREMIUM:  The first Premium paid under the Contract.

INSURANCE ACCOUNT VALUE: The total amount that a Contract provides for investment at any time. It is equal to the total of the amounts credited to the Contract Holder in the Separate Account, the Fixed Fund, and the Borrowed Fund.

INSURED: The person whose life is insured under the terms of the Contract. The Insured is shown in the Contract.

ISSUE AGE:  The Insured's age at his/her nearest birthday as of the Contract
Date.

ISSUE DATE: The day the Initial Premium is received and accepted by SELIC. This is also the date that insurance coverage becomes effective. All Contract values based on the Separate Account are determined beginning on the Issue Date. The Issue Date is shown in the Contract.

MATURITY DATE: The date on which the Contract will mature. The Maturity Date is shown in the Contract.

MAXIMUM LOAN AMOUNT: The maximum amount of Insurance Account Value that can be borrowed by the Contract Holder under the Contract.

MINIMUM INSURANCE COVERAGE: The minimum amount of Total Insurance Coverage, which includes any Supplemental Term Insurance Amount, under the Contract. It is currently $25,000.

MINIMUM PREMIUM: The Minimum Premium is equal to the Minimum Net Premium plus any applicable Premium Load.

MINIMUM NET PREMIUM: The Minimum Net Premium at any time is equal to 12 times the Monthly Charges for the first month in the then current Contract Year.

MONTHIVERSARY: The first day of each Contract Month. It is the day as of which Monthly Charges are deducted from the Insurance Account Value. The Monthiversary and the Contract Date coincide, except in months in which the Monthiversary falls on a day which is not a Valuation Day. In such months, the Valuation Day is deemed to fall on the next Valuation Day. If any Monthiversary would fall on the 29th, 30th, or 31st of a month that does not have that number of days, then the Monthiversary is deemed to be the last day of that month.

MONTHLY CHARGES: The Contract charges that are deducted monthly from Insurance Account Value. Monthly Charges include the Administration Charge, the Cost of Insurance Charge, any Monthly Charges for benefits provided by Contract rider, and any charges for special insurance class rating. (See "Charges and Deductions").

NET AMOUNT AT RISK:  The Net Amount at Risk is calculated on any
Monthiversary by subtracting the Insurance Account Value from the Death Benefit, discounted one month at a 4.00% assumed annual effective interest rate.

NET CASH VALUE: The Contract's Insurance Account Value minus any Contract Loan balance and interest accrued thereon and unpaid.

NET PREMIUM:  The amount of a Premium less applicable Premium Load.

PLANNED RENEWAL PREMIUM:   An amount of Premium, specified in the
Application, which the Contract Holder anticipates will be paid in each Contract Year after the first.

PREMIUM: Premiums are the payments made to SELIC under the Contract by the Contract Holder to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. Each Premium amount may consist of Target Premium, Excess Premium, or both.

PREMIUM LOAD: An amount deducted from each Premium prior to allocation of the Premium to the Separate Account and/or the Fixed Fund. Premium Load includes the Distribution Charge (comprised of a Premium Expense Load and a Commission Charge), a Premium Tax Charge and a DAC Tax Charge.

SELIC:  Security Equity Life Insurance Company, the issuer of the Contract.

SEPARATE ACCOUNT: A separate investment account established by the Board of Directors of SELIC to support the benefits payable under the Contract. Each Available Division of the Separate Account invests in a single corresponding Underlying Portfolio.

SEPARATE ACCOUNT VALUE: The portion of the Contract's Insurance Account Value invested in the Separate Account. It will be equal to the Contract's Insurance Account Value, less the total of amounts in the Borrowed Fund and in the Fixed Fund.

SUPPLEMENTAL TERM INSURANCE AMOUNT: The amount of insurance provided by the Supplemental Term Insurance Rider, if any. This amount is shown in the Contract. The Supplemental Term Insurance Rider is described in Appendix B.

TARGET PREMIUM: An amount of Premium used to determine Premium Loads under the Contract. The annual Target Premium is based upon the Face Amount and is shown in the Contract. For Contracts with a Face Amount equal to the Minimum Face Amount, the Target Premium will be zero (0).

TOTAL INSURANCE COVERAGE: Total amount of insurance, including coverage provided by any Supplemental Term Insurance Rider under the Contract.

UNDERLYING PORTFOLIO: An investment portfolio, managed by one or more investment managers, the shares or units of which comprise the investment of an Available Division of the Separate Account.

VALUATION DAY: A day that is a regular business day of SELIC and that the New York Stock Exchange (or its successor) is open for trading. Each Valuation Day ends at the Valuation Time.

VALUATION TIME: The close of trading on the New York Stock Exchange (or any successor exchange), which is generally 4 p.m. Eastern Time.

VALUATION PERIOD: The period of time between Valuation Days. A Valuation Period begins immediately after the Valuation Time on the previous Valuation Day and ends as of the Valuation Time on the next succeeding Valuation Day.


                          SUMMARY OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract and should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Further detail is provided in the Contract, the Application, and the prospectuses for the Underlying Portfolios. See Appendix B for modifications to this section in the event that riders are added to the Contract.

EXPLANATION OF A CASE

Every Contract issued by SELIC will be part of a Case. A Case is a grouping of one or more Contracts linked together by a non-arbitrary factor such as a
common Employer of each Insured under the Contracts.   SELIC in its sole
discretion will determine what constitutes a Case. A Case may have one Contract Holder (i.e., a single entity owns all the Contracts in the Case) or
                 ----
as many Contract Holders as there are Contracts in the Case. The Premium
Load, Minimum Initial Premiums, and underwriting standards for an individual Contract are determined based on the characteristics of the Case to which the Contract belongs. (See "Charges and Deductions").

A Contract is the agreement between SELIC and the Contract Holder to provide benefits on the life of an Insured. Every Contract will belong to a Case. Each Contract will be treated as an individual Contract, yet will also be linked to the Case it belongs for purposes of determining certain Contract features and charges.

PURPOSE OF THE CONTRACT

The Contract offers a means to obtain insurance protection relating to the life of a person in whom the Contract Holder has an insurable interest. A Death Benefit is payable to the applicable Beneficiary upon the death of the Insured so long as the Contract remains in force. The accumulated values and benefits under the Contract may be used by Contract Holders for any valid purpose. Unlike traditional life insurance, which provides a guaranteed Insurance Account Value, a Contract's Insurance Account Value will vary to reflect investment results of the Available Divisions and interest credited to the Fixed Fund.

Life insurance is not a short-term investment. Prospective Contract Holders should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

The Contract is a long-term investment designed to provide a Death Benefit, and should only be purchased for purposes consistent with these features.
The Death Benefit and Net Cash Value under Contracts in a Case may be used to provide proceeds for various planning purposes. However, the Contracts are not liquid investments: partial withdrawals may be currently taxable; and Contract Loans and partial withdrawals may significantly affect current and future Death Benefit proceeds and Net Cash Value, and cause Contracts to lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). In addition, if the performance of the Available Divisions to which Insurance Account Value is allocated is not sufficient to provide proceeds for the specific planning purpose contemplated, or if insufficient premiums are paid or Contract values maintained, then Contracts may not achieve the purpose for which they were purchased, or may lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). Because the Contracts are designed to provide benefits on a long-term basis, before purchasing Contracts for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated Contract Loans and partial withdrawals, are consistent with the purpose for which the Contracts are being considered. Using the Contracts for a specialized purpose may have tax consequences. (See generally "Federal Income Tax Considerations," and in particular, "Other Tax Consequences").

THE CONTRACT HOLDER AND BENEFICIARY

The Contract Holder is the individual or entity set forth in the Application, unless subsequently changed on the records of SELIC. The Contract Holder retains all rights and responsibilities of ownership pertaining to its interest in the Contract, including but not limited to, investment allocation, payment of Premiums, borrowing, taking partial withdrawals, and surrendering the Contract.

The Beneficiary is also named in the Application. The Contract Holder has the right to change a revocable Beneficiary with prior written notice to SELIC. The Beneficiary will receive all insurance benefits payable upon the death of the Insured. UNLESS THE INSURED IS NAMED AS CONTRACT HOLDER, OR THE
                       ------------------------------------------------------
CONTRACT HOLDER ASSIGNS THE RIGHT TO DESIGNATE THE BENEFICIARY TO THE
---------------------------------------------------------------------
INSURED, OR UNLESS OTHERWISE AGREED, THE INSURED HAS NO DIRECT OR INDIRECT
--------------------------------------------------------------------------
INTEREST IN THE CONTRACT.
------------------------

AVAILABILITY OF THE CONTRACT

The Contract is offered only to individuals, corporations, partnerships, sole proprietorships, associations, trusts, and other similar or related entities, which satisfy certain suitability standards. The Contract may be purchased to acquire insurance on the life of a person in whom the Contract Holder has an appropriate insurable interest. Failure to establish an insurable interest may result in adverse financial and tax consequences to the Contract Holder.

JOINT INSUREDS

A rider may be added to the Contract to provide coverage on the lives of two Insureds, with the Death Benefit payable on the death of the last surviving Insured. Most of the discussions in this Prospectus referencing a single Insured may also be read as though the single Insured were the two Insureds under a joint Contract. Certain discussions in the Prospectus are modified if a Joint and Last Survivor Rider is added to the Contract. (See Appendix B -- "Joint and Last Survivor Rider").

CONTRACT VALUES

Net Premiums are allocated to one or more Available Divisions and/or the Fixed Fund. To the extent Net Premiums are allocated to the Available Divisions, the Insurance Account Value will, and the Death Benefit may, vary with the investment performance of the chosen Available Divisions. To the extent Net Premiums are allocated to the Fixed Fund, the Insurance Account Value will accrue interest at a guaranteed minimum rate (see "The Fixed Fund"). To the extent that Net Premiums are allocated to the Available Divisions of the Separate Account, the Contract Holder bears the entire investment risk associated with the investments of the selected Available Divisions, and there is no guaranteed minimum Insurance Account Value.

THE SEPARATE ACCOUNT

Several Divisions of the Separate Account are available for allocation of Net Premiums paid under the Contract, subject to certain limitations set forth in the Contract. (See "The Contract -- Premiums"). A list of the Available Divisions -- a Division of the Separate Account currently available under the Contract for allocation of Net Premiums and transfers -- is set forth in Appendix A of this Prospectus. Each Available Division of the Separate Account invests its assets in shares or units of an Underlying Portfolio managed by one or more investment managers. Each Underlying Portfolio has a different investment objective, and is described more fully in the prospectus for the Underlying Portfolio which accompanies this Prospectus.

In the future, Available Divisions may be added, and existing Available Divisions may be deleted. The Contract Holder will be notified in writing of any such change. (See "The Separate Account").

DEATH BENEFIT

Death Benefit proceeds are payable to the named Beneficiary when the Insured under the Contract dies. The Death Benefit payable under the Contract will depend upon the Death Benefit Option in effect for the Contract. So long as the Contract remains in force, the minimum death benefit under each Death Benefit Option will be at least equal to the current Face Amount of the Contract. (See "The Contract -- Death Benefits Under the Contract").

PREMIUMS

A Contract Holder will have considerable flexibility under a Contract as to both the timing and amount of Premiums. SELIC will not issue a Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount, which is equal to 12 times the Monthly Charges due under that Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of certain Contracts. Each subsequent Premium must be at least $50 per Contract. Subsequent Premiums may be paid at any time and in any frequency, subject to certain restrictions. (See "The Contract -- Premiums"). If the Initial Premium and subsequent Premiums prove to be too low, insurance coverage under the Contract may cease.

The initial Net Premium will be allocated during the Free Look period to the Money Market Division specified in Appendix A. After the Free Look period, Separate Account Value will be allocated among the Available Divisions of the Separate Account and the Fixed Fund according to the Contract Holder's instructions as specified in the Application or as subsequently changed prior to the end of the Free Look period.

Insurance Account Value may be transferred among the Available Divisions of the Separate Account and the Fixed Fund by written request, subject to certain restrictions. Amounts may be transferred by dollar amounts or by percentages. (See "The Contract -- Transfers").

CHARGES AND DEDUCTIONS

Certain charges are deducted from Premiums and from Insurance Account Value under the Contract. For a more detailed discussion of the charges deducted under the Contract, see "Charges and Deductions." For additional information regarding the investment advisory fees and operating expenses of the Underlying Portfolios, see the accompanying prospectuses for these portfolios.

A Premium Load is deducted from the Initial Premium and from each subsequent Premium paid, prior to allocation to the Separate Account or the Fixed Fund. The Premium Load includes a Distribution Charge (which consists of a Premium Expense Load and a Commission Charge), a Premium Tax Charge (which will be made for any applicable state premium taxes), and the DAC Tax Charge.

The Distribution Charge is equal to a maximum of 30% of Premiums paid during the first Contract Year up to one Target Premium (and 2% of first year Premiums thereafter), and declines as a percentage of Premiums paid in Contract Years 2-10 (to a maximum of 10% of Premiums paid during each Contract Year up to a Target Premium; and 2% of Premiums thereafter); Contract Years 11-15 (to a maximum of 8% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter), and Contract Years 16 and thereafter (a maximum of 4% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter).

The Premium Tax Charge reflects the state premium taxes imposed under the Contract. The DAC Tax Charge is equal to 1% of all Premiums paid in all Contract Years.

A Daily Charge for mortality and expense risks assumed by SELIC under the Contract is calculated and deducted daily as a percentage of the Insurance Account Value attributable to each Division of the Separate Account. Currently, this Daily Charge is equal to 0.35% on an annual basis; it is guaranteed not to exceed 0.50% on an annual basis.

Monthly Charges are deducted directly from the Insurance Account Value as of the Contract Date and on each Monthiversary thereafter. Monthly Charges include an Administration Charge of $4.50 per month (guaranteed not to exceed $8.00 per month) and a charge for the cost of insurance provided under the
Contract.   Monthly Charges also include any charges for additional benefits provided by Contract rider and charges for a special class rating, if applicable.

SELIC will deduct an Underwriting Charge, not to exceed $100, on the Issue Date for Contracts issued on a medically underwritten basis, and on any Monthiversary following any medical underwriting in connection with certain Contract changes. This charge changes if a Joint and Last Survivor Rider is added to the Contract. See Appendix B. SELIC may reduce or waive the Underwriting Charge under certain circumstances.

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

No charges are currently made to the Separate Account for federal, state or local taxes that SELIC incurs which may be attributable to the Separate Account. However, SELIC may impose such a charge in the future to provide for any tax liability of the Separate Account.

Investment advisory fees and operating expenses of each Underlying Portfolio are paid by such portfolio, and are reflected in the Separate Account Value of a Contract.

At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.

CONTRACT LOANS

The Contract Holder may obtain a Contract Loan under the Contract on any Monthiversary. There is a maximum amount that may be borrowed, and interest will be charged for any amount borrowed in accordance with the Contract Loan interest rate option selected by the Contract Holder in the Application or as subsequently changed. (See "Contract Loan Privilege").

Contract Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any Death Benefit proceeds. Contract Loan interest accrues daily, and if it is not repaid each year, it is capitalized and added to the Contract Loan. Depending upon the investment performance of the Available Divisions and the amounts borrowed, Contract Loans may cause a Contract to lapse. If the Contract lapses with a Contract Loan outstanding, adverse tax consequences may result. A Contract Loan may also have other Federal income tax consequences. (See "Federal Income Tax Considerations").

SURRENDER AND PARTIAL WITHDRAWALS

While the Insured is alive, the Contract may be surrendered at any time for its Net Cash Value upon written request to SELIC's Home Office. To the extent that the Insurance Account Value is allocated to the Available Divisions of the Separate Account, SELIC does not guarantee any minimum Net Cash Value. Partial withdrawals of Net Cash Value are permitted, subject to certain restrictions. (See "The Contract -- Surrender and Partial Withdrawals").

A surrender or partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

TERMINATION

The Contract does not automatically terminate for failure to pay subsequent Premiums. However, the Contract may terminate prior to its Maturity Date if there is insufficient Net Cash Value to pay Monthly Charges. (See "Termination").

ILLUSTRATIONS

Illustrations in this prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only, and should not be deemed to be a representation of past or potential investment performance. Actual rates of return may be more or less than those in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, a prospective Contract Holder should consider whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another insurance contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace the coverage is based solely on a comparison of contract illustrations.

TAX CONSIDERATIONS

SELIC intends for the Contract to satisfy the definition of life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract may be a "modified endowment contract" under federal tax law, depending upon the amount of payments made in relation to the death benefit provided under the Contract. SELIC will monitor Contracts and will attempt to notify a Contract Holder on a timely basis if his or her Contract is in jeopardy of becoming a modified endowment contract. The status under the Internal Revenue Code of Contracts issued with a Supplemental Term Insurance Rider, or a Joint and Last Survivor Rider, is less clear. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

FREE LOOK AND CONVERSION RIGHTS

In most states, the Contract may be canceled at any time within 10 days after it is received by the Contract Holder, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or within 45 days after the date of the Application, whichever is later. The Contract must be returned to SELIC at its Home

Office along with written notice of cancellation. If the Contract is canceled, it will be as though the Contract had never been issued. A refund will be paid if the Contract is canceled. The refund will equal any Premium(s) paid, minus any partial withdrawals taken and any Contract Loans together with accrued but unpaid Contract Loan interest.

Once issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value out of the Separate Account and into the Fixed Fund, and receive fixed and guaranteed benefits under the Contract. Once this right is exercised no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. (See "Additional Provisions of The Contract -- Conversion Rights").


                        INFORMATION ABOUT SELIC

SELIC is a stock life insurance company domiciled in New York. It is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a life insurance company domiciled in Missouri.

SELIC was established in 1983 as a wholly-owned subsidiary of Security Mutual Life Insurance Company of New York. It was purchased by General American on December 31, 1993.

General American commenced operations in 1933 as a stock company and was converted to a mutual company in a process that ended in 1946. General American is principally engaged in issuing individual and group life and health insurance contracts and annuity products. It is admitted to do business in 49 states, the District of Columbia, and 10 Canadian provinces. The principal offices of General American are located in St. Louis, Missouri.

SELIC is admitted to sell life insurance and annuities in 40 states and the District of Columbia. SELIC concentrates on sales of corporate owned life insurance products in all of these jurisdictions and sales of individual products to residents of New York.


                          THE SEPARATE ACCOUNT

Security Equity Life Insurance Company Separate Account 13 (the "Separate Account") was established by SELIC as a Separate Investment Account on December 30,1994. The Separate Account will receive and invest the Net Premiums paid under this Contract and allocated to it. In addition, the Separate Account may receive and invest Net Premiums for other flexible premium variable life insurance contracts that might be issued by SELIC.

The Separate Account is currently divided into a number of Divisions. Not all Divisions are available for allocation of Net Premiums and transfers under the Contract. Each Available Division invests exclusively in shares of an Underlying Portfolio listed in Appendix A. Both realized and unrealized gains or losses and income from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or from any other business SELIC may conduct.

Obligations to Contract Holders and Beneficiaries that arise under the Contract are obligations of SELIC. SELIC owns the assets of the Separate Account. Those assets will only be used to support variable life insurance contracts and for any other purposes permitted by applicable laws and regulations. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be charged with liabilities that arise from any other business SELIC may conduct. SELIC may, however, transfer from the Separate Account to its General Account assets that exceed the reserves and other contract liabilities in respect of the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices of the Separate Account, the Contracts, or SELIC by the Commission.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES OF ANY UNDERLYING PORTFOLIO WILL BE ACHIEVED.

Detailed information concerning the investment objectives, techniques and restrictions pertaining to each Underlying Portfolio, and the expenses, investment advisory services, and risks attendant to allocating Insurance Account Value to each Underlying Portfolio, can be found in the current prospectus with respect to each Underlying Portfolio, which accompanies this Prospectus, and the current Statement of Additional Information for each Underlying Portfolio. Such information has been prepared by the Underlying Portfolio or the investment company of which it is a part, and SELIC is not responsible for preparing this information. The Underlying Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Premium payments or transfers among the Available Divisions.

Not all of the investment portfolios described in the accompanying prospectuses are necessarily available under the Contract. Moreover, SELIC cannot guarantee that each Underlying Portfolio will always be available for the Contract. In the unlikely event that an Underlying Portfolio becomes unavailable, SELIC will attempt to secure the availability of a comparable Underlying Portfolio. Shares and units of each Underlying Portfolio are purchased and redeemed at Net Asset Value, without a sales charge.

One or more of the Underlying Portfolios are available for investment by both variable life insurance and variable annuity separate accounts. It is conceivable that in the future it may be disadvantageous for both variable life and variable annuity separate accounts to invest simultaneously in an Underlying Portfolio that sells its shares to both types of separate accounts. The Board of Directors or Trustees of such Underlying Portfolios, the respective investment advisers of each Underlying Portfolio, and SELIC are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events of conflicts. Material conflicts could arise from such things as changes in state insurance laws, changes in federal income tax laws, changes in the investment management of an Underlying Portfolio, or differences in the voting instructions given by variable annuity contract owners and variable life insurance contract owners. In the event of a material irreconcilable conflict, SELIC will take steps necessary to protect our Contract Holders. This could include discontinuance of investment in an Underlying Portfolio.


                              THE CONTRACT

The Contract is a flexible premium variable life insurance contract that provides insurance on the life of an Insured. A Contract may be sold together with other related Contracts forming a Case. See Appendix B for modifications to this Section in the event that a Joint and Last Survivor Rider and/or a Supplemental Term Insurance Rider is added to the Contract.

AVAILABILITY OF INSURANCE COVERAGE

To be eligible for insurance under the Contract, a prospective Insured must on the Contract Date:

(1)   be at least 20 years of age and no more than 85 years of age;

(2) have elected or consented to be an Insured (if required by SELIC or the Governing Jurisdiction); and

(3) have satisfied any necessary underwriting requirements of SELIC (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

A Contract can be issued if the Contract Holder:

(1) provides SELIC with the data it requires including, but not limited to, the prospective Insured's name, address, social security number, sex, date of birth, smoker/nonsmoker status, and citizenship
      (SELIC may also require submission of related documents that have been completed by the prospective Insured);

(2) requests Total Insurance Coverage at least equal to the Minimum Insurance Coverage for an Insured;

(3)   designates the Beneficiary under the Contract; and

(4)   pays the initial Minimum Premium for the first Contract Year.

Insurance coverage generally begins on the Issue Date for the Contract. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with SELIC's underwriting rules, temporary life insurance coverage may not exceed the greater of $100,000 or two times the Premium paid, and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any Death Benefit under such temporary coverage will only be paid if the Insured meets SELIC's usual and customary underwriting standards for the applied-for coverage under the Contract (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

As provided for under state insurance law, a Contract Holder, to preserve insurance age of the Insured, may be permitted to backdate the Contract. In no case may the Contract Date be more than six months prior to the date that the Application was completed. If any Contract in a Case is backdated, then all Contracts in the Case must be backdated to the same date. Monthly Charges for the backdated period will be deducted as of the Contract Date, and each Monthiversary thereafter.

For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

EVIDENCE OF INSURABILITY

SELIC may require medical evidence of insurability for any Contract that does not meet SELIC's guaranteed issue or simplified issue standards when the Contract is issued. (See "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge"). Medical evidence of insurability may also be required for any transaction that increases the Net Amount at Risk for the Contract. Transactions that increase the Net Amount at Risk may include but are not limited to: payment of subsequent Premiums, change of Death Benefit Option, change of Face Amount, partial withdrawals, and reinstatement of a Contract.

For modifications to this section for Joint Insureds, see Appendix B -- Last Survivor Rider.

PREMIUMS

Premiums are the payments made to SELIC under the Contract to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. All Premiums are payable to SELIC at its Home Office. A Premium Load is deducted from any Premium received by SELIC prior to its allocation to the Separate Account or to the Fixed Fund. The resulting amount is the Net Premium. The applicable Premium Load percentage depends upon the Case to which the Contract belongs, whether the Premium consists of Target Premium or Excess Premium, and the Contract Year in which the Premium is paid. (See "Charges and Deductions -- Premium Load).

Premiums may consist of Target Premium, Excess Premium or both. The Target Premium depends upon the Insured's Issue Age, sex, underwriting class and Face Amount. The Target Premium for the initial Face Amount is determined to be the level annual premium payable to age 100 for a level death benefit that under guaranteed cost of insurance rates and guaranteed policy expense charges and a 4.00% net interest rate (after the M&E charge) the cash value will accumulate to equal the initial Face Amount at age 100. The Target Premium is determined on the Issue Date. It is not recalculated if there is an increase in the Face Amount. It is recalculated if there is a decrease in the Face Amount, but only if the new Face Amount is below the initial Face Amount.

SELIC has the right to refund promptly any amount of Premium paid if necessary to keep the Contract in compliance with state and federal laws, including federal income tax laws. In particular, if a Contract Holder pays Premium amounts during the first Contract Year significantly in excess of the Planned Renewal Premium, SELIC reserves the right to refund promptly part or all of such excess if applicable state insurance law restricts the amount of commissions that would otherwise be payable to the writing agent in connection with part or all of such Premium amounts.

SELIC will not issue the Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount. The initial Minimum
Premium under the Contract is equal to twelve times the Monthly Charges due under the Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributor of the Contracts, or selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street.

After the Initial Premium has been received and accepted by SELIC, the Contract Holder may pay subsequent Premiums on any Valuation Day provided that each subsequent Premium is at least $50 per Contract. All payments received by SELIC from the Contract Holder will be credited to the Contract as Premiums, unless the Contract Holder specifies that such payments are Contract Loan repayments. Subsequent Premiums may cause a Contract that was not classified as a "modified endowment contract" to become classified as such a contract. SELIC will take steps to monitor subsequent Premiums, and will notify a Contract Holder if a subsequent Premium, or a portion thereof, would cause a Contract to become a modified endowment contract. (See "Federal Income Tax Considerations -- Modified Endowment Contracts").

ALLOCATION OF NET PREMIUMS: Generally, the initial Net Premium will be credited to the Money Market Division of the Separate Account and the Insurance Account Value will begin to vary with investment experience on the Valuation Day next following receipt of the initial payment at the Home Office. However, in situations where SELIC receives the initial payment with the application and underwriting is required, then the payment will be held on deposit in SELIC's General Account until underwriting is completed and the Contract is issued (the Issue Date). Any Net Premiums received during the Free Look period will be allocated to the Money Market Division. At the end of such period, Separate Account Value will be allocated to or among any of the Available Divisions and the Fixed Fund, in accordance with the Contract Holder's allocation instructions set forth in the Application, or as subsequently changed prior to the end of the Free Look period. No allocation or transfer instructions received from the Contract Holder in the Application or during the Free Look period will be acted upon until the Free Look period has expired. The duration of the Free Look period depends upon the law of a Contract's Governing Jurisdiction. The Free Look period under a Contract will expire after the number of days provided for in the applicable Governing Jurisdiction's Free Look period has elapsed following the date the Contract is delivered to the Contract Holder, as evidenced by a signed delivery receipt or certified mail return receipt, or if later, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or 45 days after the Application is signed. Transfer of money to the Available Divisions and, or the Fixed Fund specified by the Contract Holder will occur at the expiration of the Free Look period.

Net Premiums received after the Free Look period expires will be allocated among the Available Divisions and the Fixed Fund in accordance with the Contract Holder's instructions. Net Premiums that are received prior to the Valuation Time on any

Valuation Day will be allocated as of the date they are received. Net Premiums received after such time will be allocated on the next Valuation Day.

The maximum number of Available Divisions to which the Contract's Separate Account Value may be allocated at any one time is five; amounts can also be allocated to the Fixed Fund. If no instructions accompany a Premium, the resulting Net Premium will be allocated to the Available Divisions and the Fixed Fund in the same proportions as stated in the most recently recorded Premium allocation instructions SELIC received from the Contract Holder.

The allocation of subsequent Premiums may be changed at any time upon SELIC's receipt of written notice from the Contract Holder.

PREMIUMS TO PREVENT LAPSE: If the Contract is in danger of lapsing because the Net Cash Value is insufficient to pay the Monthly Charges for the Contract on a Monthiversary, the amount of Premium that must be paid to prevent lapse will be equal to three times the Monthly Charges then due plus any applicable Premium Load. (See "Termination -- Termination for Insufficient Cash Value"). SELIC will send a notice to a Contract Holder when such Premiums are required to keep the Contract in force.

PREMIUMS TO REINSTATE A CONTRACT: When a Contract has lapsed due to insufficient Net Cash Value, the amount of Premium that must be paid to reinstate insurance coverage will be equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value). When the Contract has terminated, SELIC will send a notice specifying the Premiums that are required to be paid to reinstate the Contract.

CONTRACT VALUES

The Insurance Account Value of the Contract is equal to the total amounts of the Insurance Account Value in each Available Division of the Separate Account, the Insurance Account Value in the Fixed Fund, and the Insurance Account Value in the Borrowed Fund.

The Insurance Account Value allocated to each Available Division is measured in "Accumulation Units." The value of an Accumulation Unit is determined as of the Valuation Time on each Valuation Day. The value of any unit will vary from Valuation Day to Valuation Day to reflect the investment performance of the Available Division applicable to that Accumulation Unit.

The value of an Accumulation Unit in each Available Division is arbitrarily set at $1.00 on the first Valuation Day for that Available Division. The value of any Accumulation Unit on any subsequent Valuation Day is equal to its value on the preceding Valuation Day multiplied by that Available Division's Net Investment Factor for the Valuation Period. The Net Investment Factor for an Available Division for a Valuation Period equals the "gross investment rate" for such period plus one and minus the Mortality and Expense Risk Charge for that Valuation Period.

The "gross investment rate" of an Available Division for any Valuation Period is equal to the net earnings of that Available Division during the Valuation Period, divided by the value of the total assets of that Available Division at the beginning of the Valuation Period. The net earnings of each Available Division during a Valuation Period are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Available Division, reduced by any amount charged against that Available Division for premium taxes or other governmental charges paid or reserved by SELIC during that Valuation Period.

The "gross investment rate" and net earnings of each Available Division will be determined by SELIC in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

Transactions which require the crediting and canceling of Accumulation Units will be processed as of the Valuation Time on the Valuation Day in which the transaction is effected. Premium payments, and requests for Contract Loans, withdrawals, transfers, or any other transaction, received in proper form before the Valuation Time on a Valuation Day will be effected as of the Valuation Time on the day that the Premium payment, or transaction request, is received. Premium payments, and transaction requests, received in proper form after the Valuation Time on a Valuation Day, will be effected as of the Valuation Time of the following Valuation Day.

The Insurance Account Value in the Money Market Division on the Issue Date is equal to the Premium paid on that date, less any applicable Premium Load less:

(1)   Cost of Insurance Charges;

(2)   Administration Charges;

(3) Any charges that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(4)   Underwriting Charges, if any; and

(5)   Charges for Special Insurance Class Rating, if any.

The Insurance Account Value in each Available Division as of the Valuation Time on any subsequent Valuation Day is equal to the Insurance Account Value in that Available Division on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to that Available Division;

(2) Any amounts transferred to that Available Division from another Available Division, the Fixed Fund or the Borrowed Fund; and

(3) Any increase in value of the Available Division's investments due to investment results net of Daily Charges;

and less:

(1) Any amounts transferred from that Available Division to another Available Division, the Fixed Fund or the Borrowed Fund;

(2) Any decrease in the value of the Available Division's investments due to investment results net of Daily Charges;

(3) The Cost of Insurance Charges allocated to that Available Division (deducted only on a Monthiversary);

(4) The Administration Charges allocated to that Available Division (deducted only on a Monthiversary);

(5) Any partial withdrawals taken from such Contract and allocated to that Available Division;

(6) Any charges allocated to that Available Division that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(7)   Any Underwriting Charges allocated to that Available Division;

(8) Any charges for Special Insurance Class Rating allocated to that Available Division (deducted only on a Monthiversary); and

(9) Any other charges allocated to that Available Division as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

For description of the Insurance Account Value in the Fixed Fund and the Borrowed Fund, see "The Contract -- The Fixed Fund" and "Contract Loan Privilege."

TRANSFERS

The Contract provides that all or part of the Insurance Account Value (except amounts in the Borrowed Fund) may be transferred between or among Available Divisions and the Fixed Fund on any Valuation Day subject to the following limitations:

(a) The Insurance Account Value cannot be allocated to more than five Available Divisions and the Fixed Fund at any one time;

(b)   Transfer requests must be in writing and in a form acceptable to SELIC;

(c) Except as described below, only one transfer is permitted in each Contract Year;

(d) SELIC reserves the right to limit the amount of any transfer. Transfers from or among the Available Divisions must be in amounts of at least $500, or, if smaller, the Insurance Account Value in an Available Division; and

(e) Transfers to the Fixed Fund may be limited. Insurance Account Value in the Fixed Fund after any transfer to the Fixed Fund may be no greater than the amount specified in the Contract. (See "The
      Fixed Fund -- Allocation of Amounts to the Fixed Fund").

Transfers from the Fixed Fund are also subject to the following limitations:

(a) The transfer must be made in the 30 day period following a Contract Anniversary; and

(b) The amount transferred may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer.

Transfers may be requested by dollar amount or whole percentage. SELIC will execute a transfer only upon receipt of a properly executed transfer request. Written confirmation of each transfer will be sent to the Contract Holder.

Notwithstanding the above limitations, which are set forth in the Contract, SELIC will, as a matter of administrative practice, allow up to 12 transfers per year between or among Available Divisions. Contract Holders will be notified in advance if this administrative practice is changed or eliminated. For purposes of calculating the number of transfers requested in any Contract Year, all transfer requests received on the same Valuation Day will be counted as one transfer request. Transfers effected in connection with Contract Loans will not be counted for purposes of the limitations on the amount or frequency of transfers permitted in each Contract Year.

CONTRACT LOAN PRIVILEGE

The Contract Holder may request a loan against the Contract. The Contract must be assigned to the Company as the sole security for the Contract Loan.
A Contract Loan may take place on any Valuation Day. An amount equal to the amount borrowed will be transferred from the Separate Account and the Fixed Fund to the Borrowed Fund. The Borrowed Fund is a portion of SELIC's General Account reserved for amounts held as collateral for Contract Loans. A Contract Loan from, or secured by, the Contract may have federal income tax consequences. In particular, if the Contract is a "modified endowment contract" loans may be currently taxable and subject to a 10% penalty tax. (See "Federal Income Tax Considerations").

SOURCE OF CONTRACT LOAN: Insurance Account Value equal to each Contract Loan will be transferred to the Borrowed Fund, reducing the Insurance Account Value in the Separate Account and the Fixed Fund. Unless other specific instructions are received from the Contract Holder, the Contract Loan will be taken from the Available Divisions of the Separate Account and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

The maximum total of Contract Loans for each Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with interest accrued but unpaid; and

(3)   Contract Loan interest charges until the next Contract Anniversary.

If a Contract Loan is requested that would cause this maximum to be exceeded, SELIC will not process the request.

CONTRACT LOAN INTEREST: Contract Loan interest accrues daily and is due on each Contract Anniversary. If it is not paid when due, the Contract Loan interest will be added to the Contract Loan and, as part of the Contract Loan, will bear the same interest rate. Any Contract Loan interest capitalized on a Contract Anniversary will be treated as if it was a new Contract Loan and will be transferred from the Available Division of the Separate Account and Fixed Fund in proportion to the Insurance Account Value therein.

A fixed Contract Loan interest rate option or a variable Contract Loan interest rate option may be elected. This option may be changed by the Contract Holder on any Contract Anniversary. Written notice of the change must be received at SELIC's Home Office no more than 90 days nor less than 30 days prior to such Contract Anniversary. The Contract Loan interest rate options are as follows:

Fixed Contract Loan Interest Rate.  If a Fixed Contract Loan Interest Rate
---------------------------------
option is selected and a Contract Loan is outstanding, a fixed Contract Loan interest rate of 6.00% will be assessed annually in arrears and added to the Contract Loan principal on the Contract Anniversary.

Variable Contract Loan Interest Rate.  On each Contract Anniversary, SELIC
------------------------------------
will declare the Variable Contract Loan Interest Rate that will apply to outstanding Contract Loans for the next Contract Year. This rate will equal the higher of a) or b), where a) is the Monthly Average of the Composite Yield on Corporate Bonds as published by Moody's Investor Service, Inc. (or, if it is no longer published, a substantially similar average) for the calendar month ending two months before the Contract Year begins, and b) is 4.50%. If the rate calculated according to this formula is not at least .50% higher than the rate in effect for the previous year, SELIC will not increase the rate. If the rate calculated is at least .50% lower than the rate in effect for the previous year, SELIC will decrease the rate.

If the Variable Contract Loan Interest Rate option is selected, SELIC will inform the Contract Holder of the current Variable Contract Loan Interest Rate at the time a Contract Loan is made. The current Variable Contract Loan Interest Rate can be changed by SELIC on any Contract Anniversary, but the rate will never exceed the maximum Contract Loan interest rate permitted by the law of the Governing Jurisdiction.

INTEREST ON BORROWED FUND: Interest will be credited to amounts held in the Borrowed Fund as collateral for Contract Loans. This rate of interest credited on the Borrowed Fund will be at least equal to an annual effective rate of 4.00%.

For the Fixed Contract Loan Interest Rate option, the rate of interest credited on the Borrowed Fund is currently set equal to 5.65%. If a Variable Contract Loan Interest Rate option is chosen, SELIC currently anticipates that the rate of interest credited on the

Borrowed Fund will equal the Variable Contract Loan Interest Rate less a "loan interest spread" of .35%. This "loan interest spread" is guaranteed never to exceed .50%. The Borrowed Fund crediting rate may not be changed more frequently than annually. Any change in the Borrowed Fund crediting rate for the Contract will be effective on a Contract Anniversary. The Contract Holder will be notified in advance of any such change.

Interest credited to the Borrowed Fund will be transferred to the Available Divisions of the Separate Account and Fixed Fund on each Contract
Anniversary. The amount so transferred will be allocated among the Available Divisions of the Separate Accounts and Fixed Fund in proportion to the Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

If Contract Loan interest due for the previous Contract Year has not been paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

On any given day the Insurance Account Value in the Borrowed Fund will be equal to the Insurance Account Value in the Borrowed Fund on the previous day plus:

(1) Any new amounts transferred to the Borrowed Fund from the Separate Account and Fixed Fund due to new Contract Loans and/or capitalized Contract Loan Interest; and

(2)   Any interest credited to the Borrowed Fund.

and less:

(1) Any amounts transferred from the Borrowed Fund to the Separate Account and/or Fixed Fund due to Contract Loan repayments or the transfer of interest credited to the Borrowed Fund on a Contract Anniversary.

REPAYMENT: All funds received by SELIC will be credited to the Contract as Premiums unless clearly designated as a Contract Loan repayment by the Contract Holder.

All or part of the Contract Loan plus accrued Contract Loan interest may be repaid at any time while the Contract is in force.

Any repayment of a Contract Loan will result in the transfer of values equal to the repayment out of the Borrowed Fund and the application of those values to the Available

Divisions of the Separate Account and Fixed Fund. Unless other specific instructions are received from the Contract Holder, these values will be applied to the Separate Account's Available Divisions and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while the Contract is in force, the Contract may be surrendered for its Net Cash Value on any Valuation Date. The Contract Holder must request a surrender in writing and in a form acceptable to SELIC. On surrender, SELIC will pay to the Contract Holder in a single sum the Contract's Net Cash Value as of the Valuation Day during which a proper surrender request is received. A Contract's Net Cash Value is the Insurance Account Value less any outstanding Contract Loan and accrued and unpaid Contract Loan interest. If a proper surrender request is received on a Monthiversary, then Monthly Charges will not be deducted on that Monthiversary. A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations"). Once the Contract is surrendered, SELIC's obligations under the Contract will cease. (See "Termination").

The Contract Holder may also request partial withdrawals of Net Cash Value from one or more Available Divisions and the Fixed Fund. The withdrawal must be requested by the Contract Holder in writing on a form acceptable to SELIC. Unless other specific instructions are received from the Contract Holder, the withdrawal will be taken from each Available Division and the Fixed Fund in proportion to the Contract Holder's then current Insurance Account Value in each Available Division and the Fixed Fund. (See "The Fixed Fund").

Surrender and partial withdrawal proceeds will generally be paid to the Contract Holder within seven days. (See "Additional Provisions of the Contract -- Availability of Funds" and "The Fixed Fund").

The Contract Holder may withdraw any amount of at least $1,000 per withdrawal and up to the Contract's maximum withdrawal amount. The maximum withdrawal amount for the Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with the unpaid accrued Contract Loan interest on the Contract Loan amount; and

(3) Contract Loan interest on the Contract Loan amount until the next Contract Anniversary.

Partial withdrawals may increase the Net Amount at Risk, resulting in higher Cost of Insurance Charges under the Contract.

The Death Benefit and Face Amount may be adjusted at the time a partial withdrawal is taken, based on the amount withdrawn, the Death Benefit Option then in effect for the Contract, and the Insurance Account Value. If the Face Amount is reduced, the reduction in Face Amount for Death Benefit Option 1 or Death Benefit Option 3 will be equal to the amount of the withdrawal. The Total Insurance Coverage remaining after the partial withdrawal may not be less than the Minimum Insurance Coverage. A partial withdrawal request that would reduce the Total Insurance Coverage below this minimum will not be effected. If the Face Amount reflects previous Face Amount increases at the time of a partial withdrawal which causes a reduction in Face Amount, then partial withdrawals will be applied first to reduce the Initial Face Amount, and then to each Face Amount increase in order, starting with the first increase.

A partial withdrawal that decreases the Face Amount of the Contract will result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

A partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations".)

Split Dollar Exception: Notwithstanding the above limitations, SELIC will, as a matter of administrative practice, at the time of a split dollar rollout, allow the owner of a Death Benefit Option 3 Contract, the option of reducing the accumulated Premiums before reducing the Face Amount. If the withdrawal is greater than the accumulated Premiums, a reduction in Face Amount will occur for the amount in excess of the accumulated Premiums.

DEATH BENEFITS UNDER THE CONTRACT

If the Insured dies while the Contract is in force, a Death Benefit is payable to the Beneficiary when SELIC receives due proof of death and any other requirements are satisfied. The amount of the Death Benefit payable depends on the Death Benefit Option selected for the Contract by the Contract Holder and in effect on the date of death of the Insured, and is adjusted for outstanding Contract Loans and unpaid charges. (See "Payment of Death Benefits"). The amount of the Death Benefit will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the

Application or as subsequently changed. The Death Benefit under each Death Benefit Option will never be less than the Contract's Face Amount as long as the Contract remains in force. For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

DEATH BENEFIT OPTIONS: The Contract Holder may select one of the following Death Benefit Options:

Option 1:   The Face Amount in effect at the date of death;

Option 2:   The Face Amount plus the Insurance Account Value in effect at the date of death; or

Option 3:   The Face Amount in effect at the date of death, plus the
            accumulated Premiums paid under the Contract up to the date of death. In calculating the Death Benefit under this option, the Premiums are accumulated from the date such Premiums were credited to the Insurance Account Value to the date of death, at a rate equal to the Death Benefit Option Accumulation Rate shown in the Contract. This rate, which is selected by the Contract Holder and subject to approval by SELIC, may be as low as 0%, and does not have a maximum cap. A higher Death
            Benefit Option Accumulation Rate will result in higher Cost of Insurance Charges under a Contract.

To ensure that the Contract will qualify as life insurance under the Internal Revenue Code, the Total Insurance Coverage will never be less than the Minimum Death Benefit. The Minimum Death Benefit is equal to the Insurance Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor as set forth in the Contract. Currently SELIC calculates the Minimum Death Benefit Factor in accordance with Section 7702(a)(1) of the Internal Revenue Code ("The Cash Value Accumulation Test"). In the future SELIC may offer Contracts that will use Minimum Death Benefit Factors and Premium limitations calculated in accordance with Section 7702(a)(2) of the Internal Revenue Code ("The Guideline Premium Test"). Once a Contract is issued complying with either "The Cash Value Accumulation Test" or "The Guideline Premium Test" that test and the Minimum Death Benefit Factors will be employed throughout the life of the Contract.

A table of representative Minimum Death Benefit Factors follows:

                    MINIMUM DEATH BENEFIT FACTORS
                                                       UNISEX
            AGE                                       UNISMOKE
            ---                                       --------
            25                                          5.79
            30                                          4.93
            35                                          4.18
            40                                          3.55
            45                                          3.03
            50                                          2.60
            55                                          2.25
            60                                          1.97
            65                                          1.74
            70                                          1.56

Under Death Benefit Option 1 and Death Benefit Option 3, positive investment performance (if any) will be reflected in Insurance Account Value, but not in the Death Benefit, unless the Death Benefit equals the Minimum Death Benefit. Under Death Benefit Option 2, the amount of Death Benefit will always vary as the Insurance Account Value varies, but will never be less than the Face Amount. In general, if Death Benefit Option 2 is selected, positive investment performance (if any) will be reflected in the Death Benefit.

Subject to certain limitations, the Contract Holder may change the Death Benefit Option for the Contract while the Contract is in effect by notifying SELIC in writing. If SELIC approves the change, it will take effect on the next Contract Anniversary that is at least 30 days after all the required information has been provided to SELIC. The Cost of Insurance Charges for the Contract will be adjusted to provide for the change. No such change will be effective if the Insured dies before the effective date of the change.

Changing the Contract's Death Benefit Option may result in either an increase or decrease in the Face Amount. If the Face Amount increases, SELIC may require satisfactory evidence of insurability. If the Face Amount decreases, the order in which the Face Amount is reduced is assessed in the same manner as a decrease in Face Amount (See "Face Amount"). Any change in the Death Benefit Option will not be effected if it would result in Total Insurance Coverage that is less than the Minimum Insurance Coverage of the Contract. SELIC also reserves the right not to effect a requested change in Face

Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended.

A change in the Death Benefit Option will not result in an immediate change in the amount of a Contract's Death Benefit or Insurance Account Value. If a Contract is changed from Death Benefit Option 1 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change less the Insurance Account Value on the effective date of the change. If a Contract is changed from Death Benefit Option 3 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change plus the accumulated Premiums less the Insurance Account Value on the effective date of the change. If a Contract is changed from Option 2 or Option 3 to Option 1, then the Face Amount will equal the Death Benefit on the effective date of the change. SELIC may require satisfactory evidence of insurability if the Contract is changed from Option 2 or Option 3 to Option 1. If a Contract is changed from Option 1 to Option 3, then the Face Amount will equal the Face Amount prior to the change less the accumulated Premiums on the effective date of change. If a Contract is changed from Option 2 to Option 3, then the Face Amount will equal the Death Benefit less the accumulated Premiums on the effective date of the change.

A change in Death Benefit Option may affect monthly Cost of Insurance Charges, because the amount of this charge varies with a Contract's Net Amount at Risk. Assuming the Death Benefit is not equal to the Minimum Death Benefit, changing from Option 2 or Option 3 to Option 1 will generally decrease Net Amount at Risk, and therefore decrease Cost of Insurance Charges, on Monthiversaries following the effective date of the change. Changing from Option 1 or Option 3 to Option 2 will generally result in a Net Amount at Risk that remains level; however, under Option 2, Cost of Insurance Charges will increase over time, because cost of insurance rates generally increase with the age of the Insured. Finally a change from Option 1 or Option 2 to Option 3 will result in a Net Amount at Risk that will vary based upon the frequency and amount of Premium payments, as well as the rate at which the Premiums are accumulated. Under Option 3, more frequent and higher premium payments as well as a higher Death Benefit Option Accumulation Rate generally will result in a higher Net Amount at Risk, and therefore higher Cost of Insurance Charges.

FACE AMOUNT: The Minimum Face Amount under a Contract is $10,000. The minimum Total Insurance Coverage is $25,000. The Initial Face Amount and Supplemental Term Insurance Amount will be set forth in the Application. The Contract Holder may, subject to approval of SELIC, change the Face Amount.
The Contract Holder must request the change by notifying SELIC in writing, and SELIC reserves the right to require satisfactory evidence of insurability, which may include a medical examination. If SELIC approves the change, it will take effect on the next Contract Anniversary which is at least 30 days after all the required information has been provided to SELIC. A partial withdrawal may also reduce the Face Amount under a Contract. (See "The Contract -- Surrender and Partial Withdrawals"). Decreases in Face Amount cannot reduce the Total Insurance Coverage to less than the Minimum Insurance Coverage. No such change will be effective if the Insured dies before the date of such change. SELIC reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended. The Net Cash Value immediately following the increase in Face Amount must be sufficient to cover Monthly Charges to be deducted on the next Monthiversary. If Net Cash Value will not be sufficient, an additional Premium will be necessary before the increase in Face Amount will be effected.

If the Face Amount is decreased, and the Contract's Face Amount before the change in Death Benefit Option reflects previous Face Amount increases, then the Face Amount reduction will result first in the reduction of the Face Amount provided by the most recent increase, then the next most recent increase successively, and finally the Initial Face Amount.

A decrease in the Face Amount of the Contract will also result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

Additional insurance coverage may be available under one or more riders to the Contract, including a Supplemental Term Insurance Rider. (See Appendix B -- "Supplemental Term Insurance Rider".) Under certain circumstances, SELIC may offer Contracts through which insurance coverage is provided primarily through the Supplemental Term Insurance Rider. Because insurance coverage under such riders may be purchased through deductions from Available Divisions and/or the Fixed Fund that are not taken into account in determining Target Premium, there may not be additional Premium Load associated with this coverage. There may be circumstances in which it will be to the Contract Holder's economic advantage to include a significant portion or percentage of coverage under the Supplemental Term Insurance Rider. These circumstances depend on many factors, including the Premium levels and amount and duration of coverage, as well as the age (and, where applicable, sex, smoker status, and/or risk classification) of the Insured. As discussed above, SELIC reserves the right to refund promptly certain Premium amounts paid during the first Contract Year in excess of Planned Renewal Premium amounts. (See "The Contract -- Premiums"). In such cases, SELIC will generally agree to accept such Premium amounts provided that the Contract Holder elects to convert a portion of the Face Amount, as determined by SELIC, to coverage under a Supplemental Term Insurance Rider. Contract Holders should contact their agent for additional information.

A change in Face Amount may have Federal income tax consequences. (See "Federal Income Tax Considerations").

PAYMENT OF DEATH BENEFIT: The amount of any Death Benefit payable is adjusted as follows:

(1) By deducting the amount of any unpaid Monthly Charges against the Insurance Account Value to the date of death (See "Charges and Deductions");

(2) By deducting the amount of any Contract Loans outstanding against the Insurance Account Value on the date of death plus accrued but unpaid interest on such Contract Loans on the date of death (See
      "The Contract -- Contract Loan Privilege"); and

(3)   By deducting the amount of any unpaid charges provided by rider.

The Death Benefit will usually be paid in a lump sum within seven days of the date due proof of the Insured's death is received by SELIC at its Home Office and any other requirements are satisfied. Payment of any amount of Death Benefit based upon the Separate Account may be delayed, however, during any period that:

(1) The New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

(2)   The SEC determines that a state of emergency exists.

Settlement of any amounts not based upon the Separate Account will be made not more than six months after due proof of death is received. Interest on Death Benefits will be credited as prescribed by law. Payment of a Death Benefit may be deferred by a separate written agreement between SELIC and the Contract Holder or Beneficiary, subject to SELIC's approval. In such cases, the interest that will be credited will be at least 1.00% per annum.

BENEFICIARY: The Contract Holder may name or change the Beneficiary by sending written notice to SELIC. A Beneficiary may be revocable or irrevocable. An irrevocable Beneficiary may not be changed without his or her consent, and consent is also required prior to the Contract Holder's exercise of certain other rights. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payments. There may be more than one Beneficiary in a class. The Beneficiary designation in effect on the Issue Date is stated in the Contract Application and in any related documents which are attached to and made a part of the Contract.

                        CHARGES AND DEDUCTIONS

Certain charges will be deducted by SELIC from Premiums and from Insurance Account Value as compensation for providing the insurance benefits under the Contract, for administering the Contract, for assuming certain risks, and for incurring certain expenses in distributing the Contract. A prospective purchaser may request personalized hypothetical illustrations of the Contract's Insurance Account Value and Death Benefits. Such hypothetical illustrations will reflect the effect of the charges and deductions under the Contract and may assist a prospective purchaser in understanding the operation of the Contract.

PREMIUM LOAD

Before crediting a Premium to the Available Divisions and/or the Fixed Fund, a Premium Load, consisting of a Distribution Charge, a DAC Tax charge and a Premium Tax Charge, is deducted from that Premium. Premium Load is expressed as a percentage of Premium; the percentage depends upon whether the Premium is Target Premium or Excess Premium, on the Contract Year during which the Premium is paid, and on the Issue Age of the Insured.

DISTRIBUTION CHARGE: The Distribution Charge, which is a sales load, is comprised of a Premium Expense Load and a Commission Charge.

The Premium Expense Load will be deducted from each Premium and will equal a percentage of the Premium. The percentage will be determined based on the sum of the Initial Premiums for all Contracts in a Case, in accordance with the following table:

SUM OF THE INITIAL PREMIUMS
OF ALL CONTRACTS IN THE CASE              PREMIUM EXPENSE LOAD
----------------------------              --------------------
Less than $250,000                               2.00%
$250,000 - $999,999                              1.50%
$1,000,000 and more                              1.25%

A Commission Charge will be deducted from Premiums paid in each Contract Year up to the Target Premium amount. There is no Commission Charge on any Excess Premium amount paid during a Contract Year. The Commission Charge on Premiums paid in a Contract Year up to the Target Premium amount is based upon the Issue Age of the Insured and the Contract Year as follows:

               COMMISSION CHARGES DURING CONTRACT YEAR
               ---------------------------------------
                                      Commission Charge
                    ----------------------------------------------------
   For               Contract Year     Contract Years    Contract Years
Issue Ages                 1                2-10              11-15
----------                 -                ----              -----
 20 - 51                 28.00%             8.00%             6.00%
 52 - 59                 28.00%             6.33%             4.00%
 60 - 67                 28.00%             4.66%             4.00%
 68 - 80                 19.00%             4.00%             4.00%
 81 - 85                 13.00%             4.00%             4.00%

For all Issue Ages the Commission Charge will be 2.00% for Year 16 and thereafter.

For Single Premium Payments, the maximum Commission Charge will be 6.00% of Premium paid. Single Premium Payments are the excess of the Premium received in the first Contract Year over Planned Renewal Premium. Failure to pay Planned Renewal Premium will not automatically result in lapse of the Contract.

The Distribution Charge is intended to compensate SELIC for its expenses in the distribution of the Contracts, including sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. To the extent that those expenses are not recovered from the Distribution Charge, those expenses may be recovered from other sources, including profit, if any, the mortality and expense risk charge and mortality gains. In accordance with applicable SEC regulations, Distribution Charge amounts will not exceed nine percent of the sum of the "guideline annual premiums" that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the Insured based on the 1980 Commissioners Standard Ordinary Mortality Table, as defined in such regulations.

For modifications to this section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider." For modifications to this section with the addition of a Term Rider, see Appendix B -- "Supplemental Term Rider Insurance."

PREMIUM TAX CHARGE:  SELIC also deducts from each Premium a Premium Tax
Charge approximately equal to the taxes that are based on such Premium received under the Contract and that are imposed on SELIC by the state in which the Contract Holder resides or by the state in which the Insured resides. In general, for Cases with one Contract Holder and with less than 500 Contracts, this charge will be determined as to any Contract in accordance with the law of the state in which the Contract Holder resides. For Cases with a greater number of Insureds and one Contract Holder, the amount of the charge as to any Contract will be determined in accordance with the law of the state in which the Insured resides. State premium tax rates currently range from .75% to 5.00%.

DAC TAX CHARGE: SELIC also deducts from each Premium a charge for federal income taxes, equal to 1.00%, which compensates SELIC for an increased federal tax burden resulting from the receipt of Premiums under Section 848 of the Internal Revenue Code. This charge for federal income taxes is reasonable in relation to SELIC's federal tax burden under Section 848 resulting from the receipt of Premiums under the Contracts.

DAILY CHARGES

MORTALITY AND EXPENSE RISK CHARGE: Each Division of the Separate Account is assessed a Mortality and Expense Risk Charge, which will never exceed an annual effective rate of 0.50% of the Contract's Separate Account Value attributable to that Division. Currently, the amount of this charge is an annual effective rate of 0.35% of the Separate Account Value, which is equivalent to 0.000957233% of the Separate Account Value attributable to the Division on a daily basis.

The charge, which is designed to compensate SELIC for the mortality and expense risks it assumes under the Contract, is deducted on a daily basis from the Separate Account's assets.

The mortality risk assumed by SELIC under the Contract is that Insureds may, on average, live for shorter periods of time than estimated and therefore that the Cost of Insurance Charges specified in the Contract will be insufficient to meet actual claims. The expense risk assumed by SELIC under the Contract is the risk that other expenses of issuing and administering the Contract and operating the Separate Account will be greater than the charges imposed under the Contract to cover such expenses. If the money collected from the Mortality and Expense Risk Charge is not needed to cover these risks, it will be SELIC's gain and will be used for any proper purpose. Conversely, if the money collected is insufficient to cover these risks, SELIC will absorb any loss.

MONTHLY CHARGES

As of the Contract Date and on each Monthiversary thereafter, Monthly Charges will be deducted from each Available Division and the Fixed Fund. Monthly Charges consist of the Administration Charge, the Cost of Insurance Charge, charges for additional benefits provided by Contract rider, and charges for
Special Insurance Class Rating, if any.   These charges will be deducted from
each Available Division and the Fixed Fund in proportion to the Insurance Account Value attributable to each Available Division and the Fixed Fund.

ADMINISTRATION CHARGE: On each Monthiversary, a charge is deducted to compensate SELIC for administrative expenses. The current amount of this charge is $4.50 per month per Contract. This charge may change, but is guaranteed not to exceed $8.00 per month per Contract. The Administration Charge is assessed to reimburse SELIC for the expenses associated with the administration and maintenance of the Contract and the Separate Account. SELIC does not expect to profit from this charge.

COST OF INSURANCE CHARGE: A deduction for SELIC's cost of insurance protection is made on each Monthiversary and, unless otherwise specified by the Contract Holder, will be based on unisex and unismoke rates. The cost of insurance rates generally increase as the Insured's Attained Age increases. SELIC also offers rates, upon a Contract Holder's request, that vary based on the sex (except Contracts sold in Montana; See "Unisex Requirements Under Montana Law") and smoker class of the Insured. However, any variation by sex and/or smoker class must be applied on a consistent basis for all Contracts in the applicable Case.

The Cost of Insurance Charge is determined by multiplying the applicable cost of insurance rate by the Net Amount at Risk each Contract Month. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges deducted from the applicable Insurance Account Value. Since the Net Amount at Risk may not be constant, the charge could vary monthly.

The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates, as well as the rates used for Federal income tax purposes, are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables, Age Nearest Birthday that correspond to the applicable sex and smoker blend under the Contract. Current Cost of Insurance Charges may be lower and may be changed. The current Cost of Insurance Charges for the Contract Year are shown in the Contract Holder's annual statement.

SELIC may offer insurance coverage up to $1 million on a guaranteed issue or simplified issue basis under Contracts that meet all the following requirements:

1)    The Case to which the Contract belongs has at least 25 Insureds;

2) Each Insured under the Contracts in the applicable Case must at the time of issue be actively at work for a common Employer for a minimum of 1,000 hours annually;

3) 100% of "eligible persons," defined in a manner acceptable to SELIC, must be named as an Insured under the applicable Case;

4) The Face Amount, and any Supplemental Term Insurance Amount, for each Contract in the applicable Case must be determined in all years by a formula acceptable to SELIC;

5) The Face Amount increases, including any increases in Supplemental Term Insurance Amount, in any given year for any Contract in the applicable Case cannot exceed 10% and the cumulative increase in any Face Amount cannot exceed the smaller of the initial Total Insurance Coverage or $1,000,000;

6) The Contract Holder, Insured and Beneficiary of each Contract in the applicable Case must be either an entity domiciled in the United States or a United States citizen; and

7) The Insured under each Contract in the applicable Case must be between the ages of 20 and 65.

For Simplified Issue Contracts, SELIC requires that certain medical information regarding the prospective Insured be provided in the Application.

SELIC will also offer Contracts on a medically underwritten basis. In these situations, the rating of an Insured will affect the cost of insurance rates. SELIC will offer medically underwritten Contracts on a standard and substandard rating basis. Standard rates will, in general, be less than substandard rates.

For Contracts with applications dated prior to April 29, 1996 and issued on a guaranteed issue or simplified issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured. For Contracts with applications dated on or after April 29, 1996 and issued on a guaranteed issue basis, the Cost of Insurance Charges will vary only by the Attained Age of the Insured but for Contracts issued on a simplified issue basis the Cost of Insurance Charges will vary by the Issue Age and the number of completed Contract Years under the Contract. For all Contracts issued on a medically underwritten basis the Cost of Insurance Charges will vary by the Issue Age and the number of Completed Contract Years under the Contract. In general, cost of insurance rates under Contracts that are issued on a guaranteed issue basis will be greater than cost of insurance rates on Contracts issued on a simplified issue basis, which will be greater than cost of insurance rates on Contracts that are issued on a standard medically underwritten basis.

SELIC may require medical underwriting for any transaction that increases its Net Amount at Risk. If any medical underwriting has taken place, an Insured's rate class may affect the guaranteed and current cost of insurance rate applicable to that Insured, but not the cost of insurance rate applicable for Federal income tax purposes which for all Contracts will be equal to 100% of the applicable 1980 CSO table.

Each Insured is placed in a rate class when SELIC issues a Contract, based on the Case to which the Contract belongs and underwriting information, including medical underwriting, if any. When an increase in Face Amount is requested, SELIC reserves the right: (i) to accept or reject the request, with or without obtaining additional underwriting information; and (ii) to obtain additional underwriting information, including medical underwriting, before approving the increase to determine whether a different rate class would apply to the increase. If the Insured's rate class at the time of the increase has declined since the last change in coverage, and SELIC approves the change in coverage, then the lower rate class will be applied to the Face Amount increase only. If the Insured's rate class at the time of the increase has improved since the last change in coverage, then the improved rate class will be applied to the Total Insurance Coverage provided under the Policy.

ADDITIONAL INSURANCE BENEFITS AND SPECIAL INSURANCE CLASS RATINGS: Subject to certain requirements, one or more riders may be added to a Contract.
These riders and the charges associated therewith are described in Appendix B to this Prospectus. (See "Additional Provisions of the Contract -- Entire Contract"). Deductions will be made on each Monthiversary for applicable charges for any additional benefits provided by Contract rider.

Deductions will also be made on each Monthiversary for any applicable Special Insurance Class Rating Charges, which are imposed under the Contract if a Contract is issued on a substandard basis. These charges are set forth in the Contract.

UNDERWRITING CHARGES

An Underwriting Charge of up to $100 will be deducted from the Insurance Account Value on the Issue Date if the Contract is issued on a medically underwritten basis. Medically underwritten Contracts, for purposes of deducting this charge, are all Contracts other than those issued on a guaranteed issue or simplified issue basis (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charges"). SELIC also reserves the right to deduct an Underwriting Charge of up to $100 from the Contract's Insurance Account Value on any Monthiversary following a Contract Month in which medical underwriting has taken place due to an increase in SELIC's Net Amount at Risk with respect to the Contract. The Underwriting Charge is assessed to reimburse SELIC for the expenses associated with the underwriting of the Contract. SELIC does not expect to profit from this charge.

SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge is reflected in the Contract.

The Underwriting Charge will be deducted from the Available Divisions and the Fixed Fund in proportion to Insurance Account Value attributable to each Division and the Fixed Fund.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

ANNUAL CHARGES

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year.
The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

OTHER CHARGES

TAXES AND OTHER GOVERNMENTAL CHARGES: SELIC does not currently make any charges against the Divisions of the Separate Account for Federal, state or local taxes attributable to them. However, SELIC may in the future impose such a charge to provide for any tax liability of the Separate Account.

FEES AND EXPENSES OF UNDERLYING PORTFOLIOS: The value of an Accumulation Unit of each Separate Account Division that invests in shares or interests of an Underlying Portfolio will reflect the expenses incurred by that Underlying Portfolio. The Underlying Portfolio's expenses will include its investment management fee and its operating expenses. The management fees and operating expenses of each Underlying Portfolio are set forth in the accompanying prospectus for such underlying Portfolio.

ILLUSTRATIVE REPORT FEE: At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.00 per report. (See "Records and Reports") This fee must be paid by the Contract Holder separately, and will not be considered a Premium payment.

                              TERMINATION

The Contract terminates on the earliest to occur of the following:

(1) The end of the Grace Period following any Monthiversary in which the Net Cash Value for the Contract is insufficient to pay the Monthly Charges (See "Termination for Insufficient Net Cash Value," below);

(2)   The surrender of the Contract by the Contract Holder;

(3)   The Maturity Date of the Contract; or

(4)   The fulfillment of all of SELIC's obligations under the Contract.

MATURITY DATE

No insurance coverage will be effective on or after the Maturity Date, which is the Contract Anniversary on which the Insured reaches Attained Age 100. If the Insured is living and the Contract is in force on the Maturity Date, the Net Cash Value will be paid to the Contract Holder, the Contract will terminate, and the liability of SELIC under the Contract will cease.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

TERMINATION FOR INSUFFICIENT NET CASH VALUE

A Contract will not terminate automatically for failure to pay a subsequent Premium. However, if the Net Cash Value is not sufficient to cover the Monthly Charges due with respect to a Contract on any Monthiversary, then the Grace Period begins. This Grace Period begins on the Monthiversary on which the Monthly Charges are due. The Grace Period ends 61 days from that Monthiversary or, if later, 61 days after the date SELIC mails a written notice to the Contract Holder at the last known address shown on SELIC's records. This notice will state the Premium amount needed to keep the Contract in force. During the Grace Period, the insurance coverage under the Contract will continue in effect.

To continue the Contract's insurance coverage in force, the Contract Holder must make a Premium payment before the Grace Period ends at least equal to three times the Monthly Charges due when the Grace Period began, plus Premium Load.

The Contract will terminate without value (and therefore the insurance coverage will cease) at the end of the Grace Period if such amounts are not paid.

REINSTATEMENT OF A CONTRACT TERMINATED FOR INSUFFICIENT VALUE

A Contract that has terminated for insufficient Net Cash Value may be reinstated within five years from the date of Contract termination. The Contract Holder must request the reinstatement in a form acceptable to SELIC and pay the reinstatement Premium, which must be at least equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. Medical evidence of insurability will be required for reinstatement, and the Insured must be living on the date the reinstatement becomes effective.

For Modification to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.


                              THE FIXED FUND

Amounts invested in the Fixed Fund become part of the general assets of SELIC held in SELIC's General Account. SELIC invests the assets of the General Account in accordance with applicable state insurance laws. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

This Prospectus describes a flexible premium variable life insurance contract. This Prospectus together with the accompanying prospectuses for the Underlying Portfolios, is generally intended to serve as a disclosure document only for the aspects of the Contract relating to the Separate Account. For complete details regarding the Fixed Fund, see the Contract itself.

GENERAL DESCRIPTION

The General Account consists of all assets owned by SELIC, other than those in the Separate Account and other separate accounts. Subject to applicable law, SELIC has sole discretion over the investment of the assets of the General Account.

The allocation of amounts to the Fixed Fund does not entitle a Contract Holder to share in the investment experience of the General Account. Instead, SELIC guarantees that the Insurance Account Value in the Fixed Fund will accrue interest at a rate of at least 4.00%, compounded annually, independent of the actual investment experience of the General Account.

The Borrowed Fund is also part of the General Account. (See "The Contract -- Contract Loan Privilege").

ALLOCATION OF AMOUNTS TO THE FIXED FUND

At Contract issue, SELIC will determine the maximum percentage of the non-borrowed Insurance Account Value that may be allocated, either initially or by transfer, to the Fixed Fund. This maximum percentage is set forth in the Contract (the "maximum allocation percentage"). The ability to allocate Net Premiums or to transfer Insurance Account Value to the Fixed Fund may not be made available or may be limited in accordance with the terms of the Contract. SELIC may, from time to time, adjust the maximum allocation percentage. Such adjustments may not be uniform to all Contracts. Subject to this maximum, a Contract Holder may elect to allocate Net Premiums to the Fixed Fund, the Separate Account, or both. Subject to this maximum, the Contract Holder may also transfer the Insurance Account Value from the Available Divisions of the Separate Account to the Fixed Fund.

FIXED FUND BENEFITS

If the Contract Holder allocates all Net Premiums only to the Fixed Fund and makes no transfers, partial withdrawals, or Contract Loans, the entire investment risk under the Contract will be borne by SELIC.

FIXED FUND INSURANCE ACCOUNT VALUE

Net Premiums allocated to the Fixed Fund are credited to the Insurance
Account Value. SELIC bears the full investment risk for these amounts and guarantees that interest credited to each Contract Holder's Insurance Account Value in the Fixed Fund will not be less than a rate of at least 4.00% per year, compounded annually. SELIC may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.00% per year, and might not do so. ANY INTEREST CREDITED ON THE CONTRACT'S INSURANCE ACCOUNT VALUE IN THE FIXED FUND IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF SELIC. THE CONTRACT HOLDER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the value in the Borrowed Fund. The value in the Fixed Fund will be calculated on each Monthiversary of the Contract.

SELIC guarantees that, on each Valuation Date, the Insurance Account Value in the Fixed Fund will be the amount of the Net Premiums allocated or Insurance Account Value transferred to the Fixed Fund, plus interest at the rate of 4.00% per year, plus any excess interest which SELIC credits and any amounts transferred into the Fixed Fund, less the sum of all Contract charges allocable to the Fixed Fund and any amounts deducted from the Fixed Fund in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

On any given day the Insurance Account Value in the Fixed Fund will be equal to the Insurance Account Value in the Fixed Fund on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to the Fixed Fund;

(2) Any amount transferred to the Fixed Fund from an Available Division or the Borrowed Fund; and

(3)   Any interest credited to the Fixed Fund;

and less:

(1) Any amount transferred from the Fixed Fund to an Available Division or the Borrowed Fund;

(2) The Cost of Insurance Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(3) The Administration Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(4) Any partial withdrawals taken from such Contract and allocated to the Fixed Fund;

(5) Any charges allocated to the Fixed Fund that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(6)   Any Underwriting Charges allocated to the Fixed Fund;

(7) Any charges for Special Insurance Class Rating allocated to the Fixed Fund (deducted only on a Monthiversary); and

(8) Any other charges allocated to the Fixed Fund as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction". For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

FIXED FUND TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS

Prior to the Maturity Date, amounts may be transferred from the Fixed Fund to the Available Divisions or partially withdrawn from the Fixed Fund.
Transfers from the Fixed Fund are subject to the following restrictions:

      (a) The transfer must be made in the 30-day period following a Contract Anniversary; and

      (b) The amount transferred in any Contract Year may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer or withdrawal.

Contract Loans and partial withdrawals may also be made from the Contract's Insurance Account Value in the Fixed Fund, subject to the conditions and restrictions on Contract Loans and partial withdrawals described above. (See "The Contract -- Contract Loan Privilege" and "The Contract -- Surrender and Partial Withdrawals").

Transfers, surrenders, and partial withdrawals payable from the Fixed Fund and the payment of Contract Loans allocated to the Fixed Fund may be delayed for up to six months. However, if payment is deferred for 30 days or more, SELIC will pay interest at the rate of 2.50% per year for the period of the deferment. Amounts from the Fixed Fund used to pay Premiums on Contracts with SELIC will not be delayed.

                 FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contracts and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon SELIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

1. TAX STATUS OF THE CONTRACT: Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Contract is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Contract features, the absence of final regulations, and lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Contract.

      Nevertheless, SELIC believes that the Contract generally qualifies as a life insurance contract for federal tax purposes. Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Contract with a joint and last survivor or a term rider added will, in all cases, meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

      If it is subsequently determined that a Contract does not satisfy
      Section 7702, SELIC will take whatever steps it deems are appropriate and reasonable to cause a Contract to comply with
      Section 7702. For these reasons, SELIC reserves the right to modify the Contract as necessary to attempt to qualify a Contract as a life insurance contract under Section 7702.

      Section 817(h) of the Code requires the investments of the Separate Accounts to be "adequately diversified" in accordance with Treasury Regulations for the Contract to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Contract as life insurance. If the Contract does not qualify as life insurance you may be subject to immediate taxation on the incremental increases in Insurance Account Value of the Contract. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and SELIC believes it complies fully with such requirements. In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the contract owner rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Contract Holder is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Holder's gross income.

      Though no Regulations on the subject of an owner's control of the investments of a separate account have been issued since the Regulations specifying the diversification requirements were issued, informal guidance is available from certain private letter rulings issued by the Internal Revenue Service to individual taxpayers. The ownership rights under the Contract are different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined the owners were not owners of separate account assets. For example, a Contract Holder has additional flexibility in allocating premium payments and cash values. These differences could result in the Contract Holder being treated as the owner of a pro rata share of the assets of the Separate Accounts. In addition, SELIC does not know what standards will be set forth in any regulations or additional rulings which the Treasury might issue. SELIC therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Holder from being considered the owner of a pro rata portion of the assets of the Separate Accounts or to otherwise qualify the Contract for favorable tax treatment.

      The following discussion assumes that each Contract will qualify as a life insurance contract for Federal income tax purposes.

2. TAX TREATMENT OF CONTRACT BENEFITS: SELIC believes the death benefit under the Contract should generally be excludable from the gross income of the Beneficiaries under Section 101(a)(1) of the Code.

      Many changes or transactions involving a Contract may have tax consequences, depending on the circumstances. Such changes include but are not limited to the exchange of the Contract, a change in a Contract's Face Amount, a change of ownership, the payment of a subsequent premium, a partial withdrawal from a Contract, a complete surrender of a Contract, an assignment, a Contract Loan, or a Contract lapse with an outstanding Contract Loan. In addition,

      Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstance of each Contract Holder or Beneficiary. A competent tax adviser should be consulted for further information.

      Generally, the Contract Holder will not be deemed to be in constructive receipt of the Insurance Account Value including increments thereof, under the Contract until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, the Contract(s) should generally be determined on a Contract by Contract basis. (See "Multiple Contracts," below.)

      Such tax consequences further depend on whether the Contract from which the distribution is made or Contract Loan is taken is classified as a "modified endowment contract" under Section 7702A. However, upon a complete surrender or lapse of any Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

3. MODIFIED ENDOWMENT CONTRACTS: A Contract may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided in respect of such Contract. The premium limitation rules for determining whether a Contract is a modified endowment contract are complex. In general, a Contract will be a modified endowment contract if the accumulated premiums paid at any time during the first seven years after the Contract is established exceeds the sum of the net level premiums which would have been paid on or before such time if the future benefits provided in respect of the Contract were deemed to be paid-up after the payment of seven level annual premiums.

      In addition, if the benefits or rights associated with a Contract are "materially changed," it may cause such Contract to be treated as a modified endowment contract. The material change rules for determining whether a Contract is a modified endowment contract are also complex. In general, however, the determination of whether a Contract will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit associated with the Contract at the time of such change, the Insurance Account Value at the time of the change and the additional premiums paid in respect of the Contract during the seven years starting with the date on which the material change occurs. Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract.

      (a) Distributions from Contracts Classified as Modified Endowment Contracts: Contracts classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon lapse or surrender, from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Insurance Account Value of the Contract immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by, the Insurance Account Value of such a Contract, as well as due but unpaid interest thereon, are treated as distributions from such Contract and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the taxpayer attains age 59 1/2, is attributable to the taxpayer's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's Beneficiary. Contract Holders that are not natural persons are unlikely to meet these exceptions.

            If a Contract becomes a modified endowment Contract after it is issued, distributions made during the Contract year in which it becomes a modified endowment Contract, distributions in any subsequent Contract year and distributions within two years before the Contract becomes a modified endowment Contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment Contract could later become taxable as a distribution from a modified endowment Contract.

      (b) Distributions From Contracts Not Classified as Modified Endowment Contracts: Distributions from a Contract that is not a modified endowment contract are generally treated as first recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a Contract (possibly resulting from a partial withdrawal) or any other change that reduces benefits associated with the Contract in the first 15 years after the Contract is established and that results in a cash distribution to the Contract Holder in order for the Contract to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

            Loans from, or secured by, a Contract that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Contract Holder. However, if the Service or a court were to deem the loan not 'bona fide', it is possible that the loans from the Contract may be treated as taxable distributions.

            Neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Contract that is not a modified endowment contract are subject to the 10% additional income tax. If a Contract which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Contract within two years prior to the date of such change in status may become taxable and subject to the 10% additional income tax.

      (c) Classification of Contract: Due to the Contract's flexibility, classification of a Contract as a modified endowment contract will depend upon the circumstances of each Contract. SELIC has adopted administrative steps designed to protect a Contract Holder against the possibility that a Contract might become a modified endowment contract. SELIC believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Contract will not be classified as a modified endowment contract. At the time a Net Premium is credited which (according to SELIC's calculations) would cause a Contract to become a modified endowment contract, SELIC will notify the Contract Holder that unless a refund of the excess Premium is requested by the Contract Holder, the Contract will be a modified endowment contract. The Contract Holder will have 30 days after receiving such notification to request the refund. The excess Premium paid with 4.00% required annual interest or gain, whichever is greater, will be returned to the Contract Holder upon receipt by SELIC of the refund request. The amount to be refunded will be deducted from the Insurance Account Value in the Available Divisions and in the Fixed Fund in the same proportion as the payment was allocated.

      A Contract Holder should contact a competent tax adviser before purchasing a Contract to determine the circumstances under which a Contract would be a modified endowment contract. In addition, a Contract Holder should contact a competent tax adviser before paying any additional premiums; making any other change to, including an exchange of, a Contract; or making a change to the benefits provided under a Contract to determine whether such premium or change would cause the Contract (or the new contract in the case of an exchange) to be treated as a modified endowment contract.

4. LOAN INTEREST: Generally, interest paid on any loan under a life insurance contract owned by an individual is not deductible. In addition, interest on any loan under a life insurance contract owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. A CONTRACT HOLDER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

5. INVESTMENT IN A CONTRACT: Investment in a Contract means (i) the aggregate amount of any premiums or other consideration paid in respect of a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Contract Holder (except that the amount of any loan from, or secured by, a Contract that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from or secured by a Contract that is a modified endowment contract to the extent that such amount is included in the gross income of the Contract Holder.

6. MULTIPLE CONTRACTS: All modified endowment contracts that are issued by SELIC (or its affiliates) to the same Contract Holder during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In view of this rule, in the event that a number of Contracts are established at the same time or during the same calendar year, it is important to determine how many, if any, of the Contracts will be treated as modified endowment contracts. A competent tax adviser should be consulted for further information.

7. ALTERNATIVE MINIMUM TAX: There may also be an indirect tax upon the inside build-up of the Contract under the corporate alternative minimum tax.

8. OTHER TAX CONSEQUENCES. The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

9. POSSIBLE CHARGE FOR TAXES: SELIC is presently taxed as a life insurance company and does not incur federal income tax liability, or state or local tax liability, attributable to investment income or capital gains of the Separate Account. Based on these assumptions, no charge is currently being made to the Separate Account for federal income taxes, or state or local taxes. However, SELIC may in the future impose such a charge if (i) the tax treatment of SELIC is ultimately determined to be other than what SELIC believes it to be, (ii) there are changes made in the income tax treatment, or state or local tax treatment, of variable life insurance at the company level, or of the separate accounts, or (iii) there is a change in SELIC's status. Any such charge would be designed to cover the taxes attributable to the investment results of the Separate Accounts.


                  ADDITIONAL PROVISIONS OF THE CONTRACT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

SELIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. SELIC reserves the right to eliminate the shares of any of the Underlying Portfolios and to substitute the shares of another registered open-end investment company if the shares of an Underlying Portfolio are no longer available for investment or if, in SELIC's judgment, further investment in any Underlying Portfolio becomes inappropriate in view of the purposes of the Separate Account. SELIC will not substitute any shares attributable to a Contract Holder's interest in a Division of a Separate Account without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by Contract Holders.

The participation agreements pursuant to which Underlying Portfolios sell shares to the Separate Account can be terminated by the Underlying Portfolio or by SELIC under a variety of circumstances, with or without cause.

SELIC also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of SELIC, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Holders on a basis to be determined by SELIC. SELIC may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions, if, in its sole discretion, marketing, tax, or investment conditions warrant; such changes will not occur without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

In the event of a substitution or change, SELIC may, if it considers it necessary, make changes in the Contract by appropriate endorsement. SELIC will notify Contract Holders of any such changes.

If deemed by SELIC to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Holder votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of SELIC. To the extent permitted by applicable law, SELIC may also transfer the assets of the Separate Account associated with the Contract to another separate account.

Also, subject to the approval of the New York Superintendent of Insurance, SELIC has the right to change the investment policy of any Separate Account Division. If required, the process for obtaining approval of a material change from the New York Superintendent of Insurance will be filed with the insurance supervisory official of the Governing Jurisdiction. SELIC will notify the Contract Holder if any material change of investment policy is approved.

INCONTESTABILITY

SELIC must bring any legal action to contest the validity of any insurance coverage under the Contract within two years from the applicable Issue Date of the Contract, or from the effective date of any change in coverage requiring medical evidence of insurability, as applicable.

CONVERSION RIGHTS

Once the Contract is issued and as long as the Contract is in force, a Contract Holder may during the first 24 months, transfer all of the Insurance Account Value into the Fixed Fund and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. This request must be in writing and must specifically indicate that the transfer is being made pursuant to the Conversion Right. This transfer will not be subject to any transfer limitations or charges. At the time of such transfer, there will not be any effect on the Contract's Death Benefit, Contract Loans, Face Amount, Net
Amount at Risk, Issue Age or insurance class. All benefits after a conversion will be based upon the Fixed Fund.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured has been misstated in the Application and the misstatement is discovered after the Insured's death, the amount of Death Benefit payable by SELIC will be that which the most recent mortality charges would have purchased for the correct age and sex. If the Insured is still living at the time of discovery, future amounts payable will be adjusted based upon the correct facts.

SUICIDE

Subject to the insurance laws of the Governing Jurisdiction, if the Insured commits suicide, while sane or insane, within two years from the date coverage becomes effective with respect to such person under the Contract, only a limited Death Benefit will be payable. In such case, the amount of the Death Benefit will be equal to the amount of the Net Premiums paid, less any partial withdrawals, and less any Contract Loans and any Contract Loan interest accrued but unpaid.

If, after the expiration of the two year period described above, the Insured commits suicide within two years from the date of receipt of any subsequent Premium that increases the amount of the Death Benefit, the amount of the Death benefit attributable to such increase will be limited to a refund of the Cost of Insurance Charges made for such increase.

AVAILABILITY OF FUNDS

Cash payments from the Contract for partial withdrawals, Contract Loans, and surrenders will usually be made within seven days after a written request is received at the Home Office of SELIC. Transfers between or among Separate Account Divisions will usually be effected on the date the transfer request is received in good order. Payment or transfers may be delayed, however, during any period that:

(1)   The New York Stock Exchange (or its successor) is closed for trading;
      or

(2)   The SEC determines that a state of emergency exists.

Payment of the portion of any amount payable from the Fixed Fund for Contract Loans, partial withdrawals or surrender, and transfers to the Separate Account Divisions may be delayed for not more than six months. If payment is deferred for 30 days or more, SELIC will pay interest on such amounts at the rate of 2.50% per year for the period of deferment.

ENTIRE CONTRACT

The Contract is issued in consideration of the Application and the Initial Premium. The Contract and Application, a copy of which is attached to the Contract, together with any Contract Schedules, any riders, and any other related documents constitute the entire Contract. Any waiver or change of any provision in the Contract must be in writing and signed by an officer of SELIC. Additional insurance benefits may be made available under the Contract by rider. Any such riders selected by the Contract Holder and agreed to by SELIC will be attached to and made a part of the Contract.

The failure of SELIC to enforce any provision of the Contract does not constitute and cannot be construed as a waiver of such provision or of the right to enforce it at a later time, nor does the waiver of any provision by SELIC on one or more occasions constitute nor can it be construed as a waiver for all occasions, and SELIC cannot be stopped from enforcing any provision of the Contract except as may be otherwise agreed to in writing by an officer of SELIC.

REPRESENTATIONS IN APPLICATION

SELIC deems all statements in the Application to be representations and not warranties. SELIC will not use any statement, in the absence of fraud, to void the Contract or to defend a claim for the insurance benefits under the Contract unless it is contained in the Application and a copy of the Application is attached to the Contract on the Issue Date, or unless it is contained in a related document and signed either by the Contract Holder or by the proposed Insured, and a copy of such completed document is provided to the Contract Holder on the Issue Date or on the effective date of any change requiring evidence of insurability.

CONTRACT APPLICATION AND CONTRACT SCHEDULES

If any information contained in the Contract, Application, Contract
Schedules, or any other related documents for the Contract is inaccurate or untrue on the date the Contract is issued, the Contract Holder is required under the Contract to promptly notify SELIC and provide corrected information.

RIGHT TO AMEND CONTRACT

If any provision in the Contract is in conflict with the laws of the Governing Jurisdiction, the provision will be deemed to be amended to conform with such laws. SELIC may amend the Contract from time to time as may be required to meet the definition of "life insurance" under the Internal Revenue Code of 1986, as amended, or its regulations or published rulings.

COMPUTATION OF CONTRACT VALUES

A detailed statement of the method used to compute the Contract's benefits and values is filed with the insurance regulatory authority of the Governing Jurisdiction. These benefits and values are not less than those required by the laws of the Governing Jurisdiction.

CLAIMS OF CREDITORS

The proceeds of the Contract will be free from creditors' claims to the extent allowed by law.

NOTICE

Any written notice required by the Contract to be given by SELIC to the Contract Holder will be effective five days after it is mailed by first class mail or 15 days after it is mailed by third class mail (or when received, if sent by any other means) to the Contract Holder at the Contract Holder's current address as noted on the records of SELIC.

Any written notice required by the Contract to be given by the Contract Holder to SELIC will be effective when received in a form acceptable to SELIC at its Home Office. To be acceptable, a notice must be in written form, in the English language (except where applicable law requires otherwise), must include all pertinent information, and must be signed by the Contract Holder or an individual authorized to act for the Contract Holder and so designated on the records of SELIC.

ASSIGNMENTS

Neither the Contract nor any of the rights of the Contract Holder or Beneficiary under it may be assigned or transferred without the written permission of SELIC.

CONSTRUCTION

In the event of a conflict between the Contract provisions and the information contained in any Contract Schedule, the provisions of the Contract will be controlling.

SEVERABILITY

In the event any provision of the Contract is declared illegal or otherwise unenforceable, it will be severed from the Contract and the remainder of the Contract will be valid and enforceable.

STATE VARIATIONS

Certain Contract features, including the "Free Look" provision, are subject to state variations. The Contract Holder should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.


                  UNISEX REQUIREMENTS UNDER MONTANA LAW

The state of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. Therefore, all Contracts offered by this Prospectus and issued for delivery in Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                            RECORDS AND REPORTS

All records and accounts relating to the Separate Account Divisions will be maintained by SELIC. Each year within 30 days after the Contract Anniversary, SELIC will mail a report to the Contract Holder. The report will show the Insurance Account Value at the beginning of the previous Contract Year and all Premiums paid since that time. It will also show the additions to, and deductions from, the Insurance Account Value during the Contract Year, and the Insurance Account Value, Death Benefit, Net Cash Value, any outstanding Contract Loan amount and accrued Contract Loan interest as of the current Contract Anniversary. The report will also include any additional information required by applicable law or regulation. SELIC also will mail the Contract Holder any other reports or documents required by applicable law or regulation.

In addition to the periodic reports, the Contract Holder may request an illustrative report showing projected Contract values. There may be a charge for providing an illustrative report. (See "Charges and Deductions -- Other Charges").


                           SALE OF THE CONTRACT

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for SELIC, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributors of the Contract, or of broker-dealers or through banks who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is an indirect subsidiary of General American Life Insurance Company. Walnut Street is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any interest in the Separate Account, however, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements.

SELIC will pay writing agent compensation equal to the Commission Charge in connection with the Contract Holder's purchase of the Contract plus a maximum of 22% of Target Premium and a maximum of 5.00% of any Excess Premium.


                              VOTING RIGHTS

To the extent required by law, SELIC will vote shares of the Underlying Portfolios held in the Separate Account at regular or special shareholder meetings of the Underlying Portfolios in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Underlying Portfolios in its own right, it may elect to do so.

The number of votes that a Contract Holder has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Contract Holder at the record date rather than the number of units alone. Fractional shares will be counted. The number of votes of an Underlying Portfolio that the Contract Holder has the right to instruct will be determined as of the date established by that Underlying Portfolio for determining eligibility to vote at the meetings of the Underlying Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Underlying Portfolio.

SELIC will vote shares as to which no timely instructions are received in proportion to the voting instructions which are received with respect to the contracts participating in that Underlying Portfolio. SELIC will also vote shares it owns that are not attributable to contracts in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Underlying Portfolio.

DISREGARD OF VOTING INSTRUCTIONS: SELIC may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification, or investment objective of an Underlying Portfolio, or one or more of its Series, or to approve or disapprove an investment advisory contract for an Underlying Portfolio. In addition, SELIC itself may disregard voting instructions in favor of changes proposed by a Contract Holder in the investment advisory agreement or the investment adviser of an Underlying Portfolio if SELIC reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or SELIC determines that the change would have an adverse effect on its General Account in that the proposed investment advisory contract for an Underlying Portfolio may result in overly speculative or unsound investments. In the event SELIC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Holders.


                     STATE REGULATION OF THE COMPANY

SELIC, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Department of Insurance. An annual statement is filed with the Superintendent of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of SELIC as of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, SELIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                               MANAGEMENT OF THE COMPANY

                       BOARD OF DIRECTORS AND PRINCIPAL OFFICERS

NAME                                    PRINCIPAL OCCUPATION(S) DURING PAST FIVE
                                        YEARS
Willard N. Archie                       SELIC Director; Vice Chairman, Mitchell,
Vice Chairman                           Titus & Company (CPA management consulting
Mitchell, Titus & Company               firm).  Prior to January 1996, Managing
One Battery Park Plaza                  Partner, Mitchell, Titus & Company.
New York, NY  10004-1461

Carson E. Beadle,                       SELIC Director; Managing Director, William
Managing Director                       M. Mercer Inc. (actuarial, employee
William M. Mercer, Inc.                 benefits, compensation and human resources
1166 Avenue of the Americas             management consulting firm)
New York, NY  10036

James R. Elsesser                       SELIC Director; Vice President and Chief
Vice President & CFO                    Financial Officer, Ralston Purina Company
Ralston Purina Company                  (pet food, batteries, and bread business).
Checkerboard Square
St. Louis, MO  63164

Stanley Goldstein                       SELIC Director; Partner, Goldstein, Golub,
Goldstein, Golub, Kessler & Co.         Kessler & Company (accounting services).
1185 Sixth Avenue
New York, NY  10036

David D. Holbrook                       SELIC Director; Chairman, Marsh &
Chairman                                McLennan, Inc. (insurance and reinsurance
Marsh & McLennan, Inc.                  brokers, consulting and investment
1166 Avenue of the Americas             management).
New York, NY  10036

Richard A. Liddy                        SELIC Director; Chairman of the Board;
Chairman, President and CEO             President and Chief Executive Officer,
General American Life Insurance Co.     General American Life Insurance Co. (life
700 Market Street                       insurance).  Prior to May 1992, President
St. Louis, MO  63101                    and Chief Operations Officer.


                                    - 64 -

Fabio Pieroni                           SELIC Vice President, Treasurer &
Vice President, Treasurer &             Controller; Prior to June 1993, 2nd Vice
  Controller                            President of Finance and Administration,
Security Equity Life Insurance Co.      First UNUM Life Insurance Company.

Leonard M. Rubenstein,                  SELIC Director; Executive Vice President -
Executive Vice President -              Investments, General American Life
  Investments                           Insurance Co. (life insurance).
General American Life Insurance Co.
700 Market Street
St. Louis, MO  63101

William C. Thater                       SELIC Director and President; Prior to
President                               June 1993, Vice President - Individual
Security Equity Life Insurance Co.      Life, General American Life Insurance Co.
84 Business Park Drive, Suite #303      (life insurance).  Prior to September
Armonk, NY  10504                       1991, Adv. Sales Vice President, General
                                        American Life Ins. Co.  Prior to January
                                        1990, Vice President, Marsh & McLennan
                                        (insurance and reinsurance brokers,
                                        consulting and investment management).

H. Edwin Trusheim                       SELIC Director; Retired Chairman, General
General American Life Insurance Co.     American Life Insurance Co. (life
700 Market Street                       insurance).  Prior to May 1993, Chairman &
St. Louis, MO  63101                    CEO, General American Life Ins. Co.

Virginia V. Weldon, M.D.                SELIC Director; Senior Vice President,
Senior Vice President                   Monsanto Company (chemicals diversified
Monsanto Company                        industry, pharmaceuticals, life science
800 North Lindbergh Blvd.               products, and food ingredients business).
St. Louis, MO  63167

Ted C. Wetterau                         SELIC Director; Chairman and Chief
Chairman and CEO                        Executive Officer, Wetterau & Associates,
Wetterau Associates                     Inc. (retail and wholesale grocery,
1401 S. Brentwood, Suite 760            manufacturing business).
St. Louis, MO  63144

Ben H. Wolzenski,                       SELIC Director; Executive Vice President,
Executive Vice President -              General American Life Insurance Co. (life
  Individual                            insurance).  Prior to October 1991, Vice
General American Life Insurance Co.     President - Individual Life Products,
13045 Tesson Ferry Road                 General American Life Ins. Co.
St. Louis, MO  63128


                                    - 65 -

A. Greig Woodring                       SELIC Director; CEO & President,
CEO & President                         Reinsurance Group of American, Inc.
Reinsurance Group of America, Inc.      (reinsurance).  Prior Executive Vice
660 Mason Ridge Center Dr., Suite 300   President - Reinsurance, General American
St. Louis, MO  63141                    Life Ins. Co.

                              LEGAL MATTERS

Legal advice relating to certain matters under the federal securities laws has been provided by Matthew P. McCauley, General Counsel, SELIC.


                            LEGAL PROCEEDINGS

Neither SELIC nor the Separate Account is involved in any material legal proceedings.


                                EXPERTS

The audited financial statements of Security Equity Life Insurance Company and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Ralph A. Gorter of Security Equity Life Insurance Company, whose opinion is filed as an exhibit to the registration statement for the Contracts.


                        ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, SELIC and the Contracts. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                        FINANCIAL STATEMENTS

The financial statements of SELIC which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of SELIC to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                    APPENDIX A -- UNDERLYING PORTFOLIOS

The Available Division of the Separate Account invests in shares or units of an Underlying Portfolio from the following open-end, management investment companies:

GENERAL AMERICAN CAPITAL COMPANY
      Money Market Portfolio

FRANK RUSSELL INVESTMENT MANAGEMENT COMPANY
      Aggressive Equity Portfolio
      Core Bond Portfolio
      Multi-Style Equity Portfolio
      Non-U.S. Portfolio

Each Underlying Portfolio operates as a separate investment vehicle, and the income or losses of one Underlying Portfolio has no effect on the investment performance of any other Underlying Portfolio.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH UNDERLYING PORTFOLIO LISTED.

The prospectus for each Underlying Portfolio includes information regarding the investment advisory fee and operating expenses of the Underlying Portfolio, which are reflected in the value of the Accumulation Units of the Division of the Separate Account that invests in such Underlying Portfolio. The prospectus for each Underlying Portfolio also includes investment strategies, objectives and investment advisor.

                     APPENDIX B -- CONTRACT RIDERS


                     JOINT AND LAST SURVIVOR RIDER
                     -----------------------------

The Joint and Last Survivor Rider modifies the Contract to provide insurance coverage on the lives of two Insureds. The rider will be subject to all terms in the Contract, and the addition of the rider will not change any mechanics of the Contract, except as modified in the Contract and highlighted below. Some of the discussions in the Prospectus applicable to the Contract apply differently to a Contract to which a Joint and Last Survivor Rider has been added. Set out below are the modifications to designated sections of the Prospectus in the event that a Joint and Last Survivor Rider is added to the Contract. Except as noted below, the discussions in the Prospectus referencing a single Insured can be read as though the single Insured was two Insureds under a Contract with a Joint and Last Survivor Rider.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Joint and Last Survivor
Rider:

FIRST INSURED:  The first person of the two Insureds to die.

INSURED: A person whose life is insured under the terms of the Contract. There are two Insureds under the Contract. Both Insureds are shown in the Contract.

JOINT AND LAST SURVIVOR RIDER: A rider added attached to the Contract described in this Prospectus, which will amend the Contract to pay a Death Benefit after the death of Last Insured.

LAST INSURED:  The last person of the two Insureds to die.

The following are the major differences between a Contract with a Joint and Last Survivor Rider added, and a Contract without this rider.

      1. All conditions of eligibility of a prospective Insured will be applied to both Insureds in order for a Contract with a Joint and Last Survivor Rider to be issued. (See "The Contract -- Availability of Insurance Coverage").

      2. Death Benefits will be paid on a Temporary Insurance Coverage basis only if both Insureds meet SELIC's usual and customary underwriting standards for the applied for coverage (See "The Contract -- Availability of Insurance Coverage").

      3. All Contracts that are issued with a Joint and Last Survivor Rider attached will require medical evidence of insurability. (See "The Contract -- Evidence of Insurability").

      4. All Contracts that are issued with a Joint and Last Survivor Rider attached will pay a Death Benefit only on the death of the Last Insured. No Death Benefit will be paid on the death of the First Insured. (See "The Contract -- Death Benefits Under the Contract").

      5. No change in Death Benefit Option or Face Amount will be effective if the Last Insured dies before the change is effective. (See "The Contract -- Death Benefit Options" and "The Contract -- Death Benefits Under the Contract").

      6. In general, a Contract with a Joint and Last Survivor Rider will have a lower Target Premium than a Contract issued on a single Insured with the same Total Insurance Coverage. This will result in lower Commission Charges for a Contract with the same Total Insurance Coverage. (See "Charges and Deductions -- Premium Load").

      7. A deduction for SELIC's cost of insurance protection is made on each Monthiversary and in general will be based upon the sex and smoker status of the two Insureds. The Joint and Last Survivor cost of insurance rates will be blended rates based upon the Issue Ages of the Insureds, the number of completed Contract Years, as well as the sex and smoker status of the Insureds. The cost of insurance rates may also vary by any special insurance class charges.

            The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. These rates, as well as the rates used to calculate the Minimum Death Benefit and limitations on Premiums payable under the Contract, are based on the 1980 Commissioners Standard Ordinary Tables, Age Nearest Birthday, that correspond to the applicable ages, sex and smoker status of the Insureds. Current cost of insurance rates may be lower.

            Since a benefit is paid only in the event that both Insureds have died, Cost of Insurance Charges for Contracts with a Joint and Last Survivor Rider attached will generally be lower than the charges for a comparable single life Contract. (See "Charges and Deductions -- Cost of Insurance Charge").

      8. The calculation of the Minimum Death Benefit and any limitations on Premiums will reflect the fact that no Death Benefit will be paid until the death of the Last Insured. Assuming the same amount of requested Insurance Coverage, any limitations on Premiums payable under the Contract will be lower than those based upon a single life, while the Minimum Death Benefits will be higher than those based upon a single life. (See "The Contract -- Death Benefits Under the Contract").

      9. The Underwriting Charge for Contracts issued with a Joint and Last Survivor Rider attached will be equal to the sum of a flat fee and a charge per $1,000 of Total Insurance Coverage, subject to a maximum charge. This charge is determined separately for each Insured. The charges for each Insured are added together to obtain the total charge for the Contact.
            This charge is deducted on each Monthiversary for the first 12 Contract Months. The flat fee, charge per $1,000, and maximum charge are shown in the table below.

                                               Per $1,000 of         Maximum Total
                              Flat Fee        Total Insurance     Underwriting Charge
            Issue Age         Per Month      Coverage Per Month   Per Insured Per Month
            20 - 45            $4.17              $.00833               $37.50
            46 - 60            $4.17              $.01250               $54.17
            61 - 85            $4.17              $.01667               $54.17

            If there is a Contract change after issue which requires medical underwriting, SELIC will deduct on the Monthiversary following the underwriting an amount per Insured equal to $100, plus the per thousand charge above multiplied by 12, multiplied by the increase in the Net Amount at Risk to which the underwriting relates, subject to the maximum charge shown above. (See "Charges and Deductions -- Underwriting Charges")

            SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge will be reflected in the Contract.

      10. The Maturity Date of Contracts issued with a Joint and Last Survivor Rider attached will be when the younger of the two Insureds reaches the attained age of 100. (See "Termination -- Maturity Date").

      11. For a Contract issued with a Joint and Last Survivor Rider attached to be reinstated, both Insureds must be alive on the date of reinstatement. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value").

      12. A limited Death Benefit will be paid on a Contract issued with a Joint and Last Survivor Rider if either Insured commits suicide within two years from the date coverage becomes effective or within two years from the date of receipt of a Subsequent Premium payment which increases the Death Benefit. (See "Additional Provisions of the Contract -- Suicide").


                  SUPPLEMENTAL TERM INSURANCE RIDER
                  ---------------------------------

A Contract Holder may elect to add a Supplemental Term Insurance Rider to the Contract at the time of the Application. The Supplemental Term Insurance Rider increases the Total Insurance Amount under the Contract. The addition of this Rider will allow SELIC to deduct additional monthly charges from the Insurance Account Value of the Contract.

This rider may be added to a single life Contract, or a Contract to which a Joint and Last Survivor Rider has been attached.

Set out below are additional definitions and other modifications applicable when a Supplemental Term Rider is added to a Contract.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Supplemental Term Insurance Rider:

DATE OF DEATH UPON WHICH DEATH BENEFIT BECOMES PAYABLE: The date of death of the Insured, for a single life Contract, or the Last Insured for a Contract to which a Joint and Last Survivor Rider has been added.

RIDER DEATH BENEFIT: Is the amount of Supplemental Term Insurance Coverage under the Rider.

SUPPLEMENTAL TERM INSURANCE RIDER: A rider added to the Contract described in this Prospectus, which will increase the Total Insurance Amount under the Contract.

SUPPLEMENTAL TERM INSURANCE BENEFIT

The Supplemental Term Insurance Rider provides term insurance coverage (the Rider Death Benefit) that is in addition to insurance coverage provided under the Contract. SELIC will pay the Rider Death Benefit to the beneficiary if the Date of Death Upon Which Death Benefit becomes Payable occurs while the rider is in force. SELIC must receive proof that such death occurred before the Rider Expiry Date in the Contract, or the termination of the coverage provided by the Supplemental Term Insurance Rider, if earlier, as specified in the rider and the Contract.

The Contract Holder may, subject to the approval of the Company, change the Supplemental Term Insurance Amount. The Contract Holder must request any change not specified in the Contract by notifying SELIC in writing. Evidence of Insurability will be required for any change that increases the Supplemental Term Insurance Amount. If SELIC approves the change, it will take effect on the next Monthiversary which is at least 30 days after all the required information has been provided to SELIC. The Contract will be amended to reflect any such change in the Supplemental Term Insurance Amount. No change will be effective if the Date Upon Which Death Benefit becomes Payable is before the date of the change.

MONTHLY CHARGES FOR SUPPLEMENTAL TERM INSURANCE AMOUNTS - COST OF INSURANCE CHARGES

Charges for the Supplemental Term Insurance Rider, which consist of monthly Cost of Insurance Charges for the Rider Death Benefit, are deducted from the Insurance Account Value on each Monthiversary. The charges are determined by multiplying the rider Net Amount At Risk by the current monthly Cost of Insurance Rate for the rider.

The rider Net Amount at Risk on any Monthiversary is equal to:

      (a) The Supplemental Term Insurance Amount discounted to such Monthiversary at the rate specified in the Basis of Computation Specified in the Contract; less

      (b) The excess, if any, of the Insurance Account Value on such Monthiversary over the Death Benefit for the Contract discounted to such Monthiversary at the rate specified in the Basis of Computations Specified in the Contract.

The cost of insurance rates for the Supplemental Term Insurance Rider will be equal to the current cost of insurance rates for the Face Amount under Contract. On each Monthiversary on which the Supplemental Term Insurance Rider is in force, the Cost of Insurance for the Supplemental Term Insurance Rider will be added to the Monthly Charges deducted from the Insurance Account Value.

TERMINATION OF THE SUPPLEMENTAL TERM INSURANCE RIDER

The Supplemental Term Insurance Rider may be terminated as of any Monthiversary following a written request to the Company. The Supplemental Term Insurance Rider will terminate automatically when any of the following events occur:

      (a)   The lapse of the Contract;

      (b)   The surrender of the Contract;

      (c)   The Maturity Date of the Contract;

      (d)   The Date of Death Upon Which Death Benefits become Payable; or

      (e)   The Rider Expiry Date.

REINSTATEMENT OF SUPPLEMENTAL TERM INSURANCE RIDER

If the Supplemental Term Insurance Rider terminates, it may be reinstated within five years of the earlier of the Contact termination or rider termination provided that:

      (a)   If the Contract has terminated, it is also being reinstated;

      (b)   Satisfactory evidence of insurability is provided to SELIC; and

      (c) Any charges due under the rider are paid as of the date of the Reinstatement.

The charges due will be equal to the amount of the charges for the rider due and unpaid at the time that the rider terminated, plus three times the charges for the rider due at the time of Reinstatement.

In order for the rider to be reinstated, the same number of Insureds under the Contract must be alive as were alive when the rider terminated.

ADDITIONAL PROVISIONS OF THE RIDER - INCONTESTABILITY

In order for SELIC to contest the validity of any coverage provided by the Supplemental Term Insurance Rider, legal action must be commenced within two years from the rider effective date or from the effective date of any change in rider coverage requiring evidence of insurability, including Reinstatement of Coverage.

ADDITIONAL PROVISIONS OF THE RIDER - SUICIDE

If the Supplemental Term Insurance Rider is attached to a single life Contract and the Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the death benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

If this rider is attached to a Contract, to which a Joint and Last Survivor Rider has been added, and either Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the Death Benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

The following are major modifications to a Contract when a Supplemental Term Insurance Rider is added:

      (1) Coverage provided by the Supplemental Term Insurance Rider is not taken into account in determining the amount of Target Premium: accordingly there may be no additional Premium Load associated with this coverage. (See "The Contracts -- Premiums").

      (2) In the event that a partial withdrawal results in a decrease in the Face Amount, which would cause the Face Amount to be less than the Minimum Face Amount of a Contract, the Supplemental Term Insurance Amount will be decreased by the amount of the excess of the withdrawal over the decreased Face Amount. (See "The Contract -- Surrender and Partial Withdrawals").

      (3) The Supplemental Term Insurance Amount will be included in Total Insurance Coverage in determining whether the Minimum Death Benefit applies, and is not included in Death Benefit proceeds when the Death Benefit payable under the Contract is equal to the Minimum Death Benefit.

            APPENDIX  C -- ILLUSTRATIONS OF DEATH BENEFITS
                  AND NET INSURANCE ACCOUNT VALUE


The following illustrations show hypothetically how the Insurance Account Value and Death Benefit of a Contract change with the investment experience of the Available Divisions of the Separate Account. The illustrations show how the Insurance Account Value and Death Benefit of a Contract issued to an Insured of a given Issue Age and at a given Premium would vary over time if the investment return on the assets held in each Available Division of the Separate Account were an assumed uniform, gross, after-tax annual rate of 0%, 6% or 12%. THE HYPOTHETICAL RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. The illustrations illustrate a Contract issued to a Male, Issue Age 45 in a nonsmoker rate class assuming Medical Underwriting. The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Contract Years. The actual values will depend upon various factors, including age, sex, smoking status, and underwriting status of the Insured.

The Insurance Account Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the assumed rate of return, reflecting deduction of the maximum mortality and expense risk charge, the maximum monthly administrative charges, and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Insurance Account Value column under the "Current" heading shows the accumulated value of the Net Premiums at the assumed rate of return, reflecting deduction of the current mortality and expense risk charge, the current monthly administrative charges, and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between illustrations depending upon whether Death Benefit Option 1, Option 2, or Option 3 is illustrated.

The amounts shown for the Insurance Account Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division due to the advisory fee (.03% of aggregate average daily net assets is assumed) and operating expenses of the Underlying Portfolio (which are assumed to be .87%). After deduction for these amounts and the mortality and expense basis the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of 1.25%, 4.75%, and 10.75%, respectively, on a current basis, and 1.40%, 4.60%, and 10.60%, respectively, on a guaranteed basis.
The average advisory fee and fund expense reflects any voluntary expense reimbursement arrangements between the various underlying funds and their investment advisors. The investment advisors could terminate these arrangements at any time. If any of these arrangements are terminated, the above net annual rates of return would be reduced. The actual investment advisory fee applicable to each Division is shown in the respective prospectuses for each Underlying Portfolio. These Prospectuses for the Funds should also be consulted for details about the nature and extent of expenses for each Underlying Portfolio.

The hypothetical values shown in the illustrations do not reflect any charges for federal income taxes against the Separate Account, since Security Equity Life Insurance Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Available Divisions would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charges in order to produce the Death Benefit and Insurance Account Value illustration. (See "Federal Tax Matters").

The illustrations illustrate the Contract values that would result based upon the investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated evenly among Available Divisions, and if no Contract Loans have been made. The illustrations are also based on the assumptions that the Contract Holder has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, Security Equity Life Insurance Company will provide a comparable illustration based upon the proposed Insured's Issue Age, sex and underwriting class, the Face Amount and Premium pattern requested, and any available riders requested.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                            (-1.25% Net)<F*>                        (-1.40% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,070       1,070    100,000               767         767    100,000
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             2,579       2,579    100,000             1,985       1,985    100,000
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             4,038       4,038    100,000             3,161       3,161    100,000
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             5,457       5,457    100,000             4,297       4,297    100,000
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             6,840       6,840    100,000             5,388       5,388    100,000
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948             8,189       8,189    100,000             6,435       6,435    100,000
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948             9,506       9,506    100,000             7,431       7,431    100,000
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            10,792      10,792    100,000             8,373       8,373    100,000
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            12,052      12,052    100,000             9,256       9,256    100,000
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            13,270      13,270    100,000            10,073      10,073    100,000
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            14,505      14,505    100,000            10,858      10,858    100,000
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            15,701      15,701    100,000            11,567      11,567    100,000
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            16,857      16,857    100,000            12,198      12,198    100,000
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            17,960      17,960    100,000            12,744      12,744    100,000
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            19,008      19,008    100,000            13,198      13,198    100,000
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            20,064      20,064    100,000            13,628      13,628    100,000
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            21,053      21,053    100,000            13,946      13,946    100,000
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            21,976      21,976    100,000            14,137      14,137    100,000
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            22,834      22,834    100,000            14,183      14,183    100,000
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            23,631      23,631    100,000            14,065      14,065    100,000
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948            26,405      26,405    100,000            10,332      10,332    100,000
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948            26,394      26,394    100,000                -           -          -
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                             (4.75% Net)<F*>                         (4.60% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,138       1,138    100,000               826         826    100,000
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             2,812       2,812    100,000             2,180       2,180    100,000
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             4,533       4,533    100,000             3,572       3,572    100,000
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             6,313       6,313    100,000             5,004       5,004    100,000
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             8,161       8,161    100,000             6,475       6,475    100,000
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948            10,081      10,081    100,000             7,985       7,985    100,000
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948            12,077      12,077    100,000             9,532       9,532    100,000
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            14,156      14,156    100,000            11,112      11,112    100,000
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            16,326      16,326    100,000            12,723      12,723    100,000
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            18,576      18,576    100,000            14,361      14,361    100,000
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            20,971      20,971    100,000            16,064      16,064    100,000
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            23,463      23,463    100,000            17,791      17,791    100,000
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            26,054      26,054    100,000            19,542      19,542    100,000
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            28,740      28,740    100,000            21,315      21,315    100,000
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            31,525      31,525    100,000            23,105      23,105    100,000
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            34,485      34,485    100,000            24,991      24,991    100,000
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            37,554      37,554    100,000            26,890      26,890    100,000
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            40,742      40,742    100,000            28,794      28,794    100,000
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            44,060      44,060    100,000            30,695      30,695    100,000
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            47,521      47,521    100,000            32,584      32,584    100,000
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948            67,238      67,238    106,235            41,632      41,632    100,000
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948            90,767      90,767    129,796            48,932      48,932    100,000
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                                          Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                            (10.75% Net)<F*>                        (10.60% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,207       1,207    100,000               885         885    100,000
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             3,053       3,053    100,000             2,383       2,383    100,000
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             5,065       5,065    100,000             4,015       4,015    100,000
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             7,271       7,271    100,000             5,797       5,797    100,000
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             9,698       9,698    100,000             7,742       7,742    100,000
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948            12,370      12,370    100,000             9,868       9,868    100,000
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948            15,318      15,318    100,000            12,189      12,189    100,000
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            18,573      18,573    100,000            14,724      14,724    100,000
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            22,174      22,174    100,000            17,493      17,493    100,000
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            26,145      26,145    100,000            20,520      20,520    100,000
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            30,590      30,590    100,000            23,875      23,875    100,000
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            35,506      35,506    100,000            27,552      27,552    100,000
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            40,946      40,946    100,000            31,589      31,589    100,000
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            46,962      46,962    100,000            36,033      36,033    100,000
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            53,605      53,605    109,353            40,931      40,931    100,000
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            60,979      60,979    121,347            46,429      46,429    100,000
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            69,074      69,074    133,313            52,518      52,518    101,359
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            77,959      77,959    146,563            59,177      59,177    111,253
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            87,713      87,713    160,514            66,401      66,401    121,513
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            98,416      98,416    176,164            74,215      74,215    132,845
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948           169,555     169,555    267,898           123,885     123,885    195,738
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948           281,346     281,346    402,325           195,558     195,558    279,647
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                            (-1.25% Net)<F*>                        (-1.40% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,069       1,069    101,069               764         764    100,764
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             2,576       2,576    102,576             1,974       1,974    101,974
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             4,029       4,029    104,029             3,137       3,137    103,137
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             5,439       5,439    105,439             4,254       4,254    104,254
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             6,809       6,809    106,809             5,320       5,320    105,320
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948             8,142       8,142    108,142             6,335       6,335    106,335
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948             9,438       9,438    109,438             7,291       7,291    107,291
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            10,699      10,699    110,699             8,184       8,184    108,184
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            11,928      11,928    111,928             9,008       9,008    109,008
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            13,108      13,108    113,108             9,754       9,754    109,754
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            14,300      14,300    114,300            10,455      10,455    110,455
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            15,446      15,446    115,446            11,067      11,067    111,067
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            16,541      16,541    116,541            11,583      11,583    111,583
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            17,572      17,572    117,572            12,000      12,000    112,000
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            18,531      18,531    118,531            12,306      12,306    112,306
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            19,480      19,480    119,480            12,568      12,568    112,568
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            20,340      20,340    120,340            12,696      12,696    112,696
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            21,112      21,112    121,112            12,674      12,674    112,674
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            21,798      21,798    121,798            12,482      12,482    112,482
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            22,399      22,399    122,399            12,101      12,101    112,101
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948            23,732      23,732    123,732             6,783       6,783    106,783
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948            21,256      21,256    121,256                -           -          -
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                             (4.75% Net)<F*>                         (4.60% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,137       1,137    101,137               823         823    100,823
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             2,808       2,808    102,808             2,168       2,168    102,168
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             4,522       4,522    104,522             3,545       3,545    103,545
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             6,292       6,292    106,292             4,953       4,953    104,953
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             8,124       8,124    108,124             6,391       6,391    106,391
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948            10,021      10,021    110,021             7,857       7,857    107,857
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948            11,988      11,988    111,988             9,345       9,345    109,345
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            14,027      14,027    114,027            10,849      10,849    110,849
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            16,149      16,149    116,149            12,364      12,364    112,364
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            18,335      18,335    118,335            13,881      13,881    113,881
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            20,654      20,654    120,654            15,433      15,433    115,433
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            23,051      23,051    123,051            16,974      16,974    116,974
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            25,525      25,525    125,525            18,497      18,497    118,497
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            28,064      28,064    128,064            19,994      19,994    119,994
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            30,663      30,663    130,663            21,452      21,452    121,452
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            33,388      33,388    133,388            22,938      22,938    122,938
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            36,164      36,164    136,164            24,358      24,358    124,358
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            38,993      38,993    138,993            25,690      25,690    125,690
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            41,877      41,877    141,877            26,908      26,908    126,908
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            44,819      44,819    144,819            27,985      27,985    127,985
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948            60,029      60,029    160,029            30,268      30,268    130,268
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948            74,927      74,927    174,927            23,262      23,262    123,262
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                                        Annual Premium: $1,948

=============================================================================================================================
                                                                            For Separate Account 13
                                                                  Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------------
                                                                Current                                Guaranteed
                                                            (10.75% Net)<F*>                        (10.60% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------------
                      Premium                       Insurance      Net                       Insurance      Net
                       Accum.       Annual           Account      Cash      Death             Account      Cash      Death
  Year      Age         @5%        Premium            Value       Value    Benefit             Value       Value    Benefit
=============================================================================================================================
   1         46        2,045        1,948             1,206       1,206    101,206               881         881    100,881
-----------------------------------------------------------------------------------------------------------------------------
   2         47        4,193        1,948             3,049       3,049    103,049             2,369       2,369    102,369
-----------------------------------------------------------------------------------------------------------------------------
   3         48        6,448        1,948             5,053       5,053    105,053             3,984       3,984    103,984
-----------------------------------------------------------------------------------------------------------------------------
   4         49        8,816        1,948             7,246       7,246    107,246             5,737       5,737    105,737
-----------------------------------------------------------------------------------------------------------------------------
   5         50       11,302        1,948             9,652       9,652    109,652             7,639       7,639    107,639
-----------------------------------------------------------------------------------------------------------------------------
   6         51       13,913        1,948            12,295      12,295    112,295             9,704       9,704    109,704
-----------------------------------------------------------------------------------------------------------------------------
   7         52       16,654        1,948            15,200      15,200    115,200            11,941      11,941    111,941
-----------------------------------------------------------------------------------------------------------------------------
   8         53       19,532        1,948            18,396      18,396    118,396            14,361      14,361    114,361
-----------------------------------------------------------------------------------------------------------------------------
   9         54       22,554        1,948            21,921      21,921    121,921            16,978      16,978    116,978
-----------------------------------------------------------------------------------------------------------------------------
   10        55       25,727        1,948            25,787      25,787    125,787            19,802      19,802    119,802
-----------------------------------------------------------------------------------------------------------------------------
   11        56       29,059        1,948            30,101      30,101    130,101            22,891      22,891    122,891
-----------------------------------------------------------------------------------------------------------------------------
   12        57       32,557        1,948            34,844      34,844    134,844            26,222      26,222    126,222
-----------------------------------------------------------------------------------------------------------------------------
   13        58       36,230        1,948            40,060      40,060    140,060            29,815      29,815    129,815
-----------------------------------------------------------------------------------------------------------------------------
   14        59       40,087        1,948            45,781      45,781    145,781            33,690      33,690    133,690
-----------------------------------------------------------------------------------------------------------------------------
   15        60       44,137        1,948            52,056      52,056    152,056            37,864      37,864    137,864
-----------------------------------------------------------------------------------------------------------------------------
   16        61       48,389        1,948            59,011      59,011    159,011            42,443      42,443    142,443
-----------------------------------------------------------------------------------------------------------------------------
   17        62       52,854        1,948            66,632      66,632    166,632            47,368      47,368    147,368
-----------------------------------------------------------------------------------------------------------------------------
   18        63       57,542        1,948            74,991      74,991    174,991            52,659      52,659    152,659
-----------------------------------------------------------------------------------------------------------------------------
   19        64       62,464        1,948            84,167      84,167    184,167            58,330      58,330    158,330
-----------------------------------------------------------------------------------------------------------------------------
   20        65       67,633        1,948            94,249      94,249    194,249            64,399      64,399    164,399
-----------------------------------------------------------------------------------------------------------------------------
   25        70       97,621        1,948           161,521     161,521    261,521           101,553     101,553    201,553
-----------------------------------------------------------------------------------------------------------------------------
   30        75      135,894        1,948           268,334     268,334    383,718           151,786     151,786    251,786
=============================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                              Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                   Annual Premium: $1,948

========================================================================================================================
                                                                        For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 0%
------------------------------------------------------------------------------------------------------------------------
                                                             Current                             Guaranteed
                                                         (-1.25% Net)<F*>                     (-1.40% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                        Premium                Insurance       Net                   Insurance      Net
                         Accum.      Annual     Account       Cash        Death       Account      Cash         Death
  Year        Age         @5%       Premium      Value        Value      Benefit       Value       Value       Benefit
========================================================================================================================
    1          46        2,045       1,948       1,069        1,069      101,948         761         761       101,948
------------------------------------------------------------------------------------------------------------------------
    2          47        4,193       1,948       2,574        2,574      103,896       1,964       1,964       103,896
------------------------------------------------------------------------------------------------------------------------
    3          48        6,448       1,948       4,025        4,025      105,844       3,119       3,119       105,844
------------------------------------------------------------------------------------------------------------------------
    4          49        8,816       1,948       5,431        5,431      107,792       4,222       4,222       107,792
------------------------------------------------------------------------------------------------------------------------
    5          50       11,302       1,948       6,797        6,797      109,740       5,270       5,270       109,740
------------------------------------------------------------------------------------------------------------------------
    6          51       13,913       1,948       8,123        8,123      111,688       6,261       6,261       111,688
------------------------------------------------------------------------------------------------------------------------
    7          52       16,654       1,948       9,411        9,411      113,636       7,187       7,187       113,636
------------------------------------------------------------------------------------------------------------------------
    8          53       19,532       1,948      10,660       10,660      115,584       8,040       8,040       115,584
------------------------------------------------------------------------------------------------------------------------
    9          54       22,554       1,948      11,876       11,876      117,532       8,813       8,813       117,532
------------------------------------------------------------------------------------------------------------------------
   10          55       25,727       1,948      13,038       13,038      119,480       9,495       9,495       119,480
------------------------------------------------------------------------------------------------------------------------
   11          56       29,059       1,948      14,211       14,211      121,428      10,117      10,117       121,428
------------------------------------------------------------------------------------------------------------------------
   12          57       32,557       1,948      15,332       15,332      123,376      10,629      10,629       123,376
------------------------------------------------------------------------------------------------------------------------
   13          58       36,230       1,948      16,397       16,397      125,324      11,024      11,024       125,324
------------------------------------------------------------------------------------------------------------------------
   14          59       40,087       1,948      17,389       17,389      127,272      11,291      11,291       127,272
------------------------------------------------------------------------------------------------------------------------
   15          60       44,137       1,948      18,301       18,301      129,220      11,414      11,414       129,220
------------------------------------------------------------------------------------------------------------------------
   16          61       48,389       1,948      19,188       19,188      131,168      11,452      11,452       131,168
------------------------------------------------------------------------------------------------------------------------
   17          62       52,854       1,948      19,972       19,972      133,116      11,308      11,308       133,116
------------------------------------------------------------------------------------------------------------------------
   18          63       57,542       1,948      20,651       20,651      135,064      10,952      10,952       135,064
------------------------------------------------------------------------------------------------------------------------
   19          64       62,464       1,948      21,224       21,224      137,012      10,352      10,352       137,012
------------------------------------------------------------------------------------------------------------------------
   20          65       67,633       1,948      21,689       21,689      138,960       9,468       9,468       138,960
------------------------------------------------------------------------------------------------------------------------
   25          70       97,621       1,948      21,786       21,786      148,700          -           -             -
------------------------------------------------------------------------------------------------------------------------
   30          75      135,894       1,948      16,138       16,138      158,440                      -             -
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                              Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                   Annual Premium: $1,948

========================================================================================================================
                                                                        For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 6%
------------------------------------------------------------------------------------------------------------------------
                                                             Current                             Guaranteed
                                                          (4.75% Net)<F*>                      (4.60% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                        Premium                Insurance       Net                   Insurance      Net
                         Accum.      Annual     Account       Cash        Death       Account      Cash         Death
  Year        Age         @5%       Premium      Value        Value      Benefit       Value       Value       Benefit
========================================================================================================================
    1          46        2,045       1,948       1,137        1,137      101,948         819         819       101,948
------------------------------------------------------------------------------------------------------------------------
    2          47        4,193       1,948       2,806        2,806      103,896       2,159       2,159       103,896
------------------------------------------------------------------------------------------------------------------------
    3          48        6,448       1,948       4,519        4,519      105,844       3,527       3,527       105,844
------------------------------------------------------------------------------------------------------------------------
    4          49        8,816       1,948       6,286        6,286      107,792       4,923       4,923       107,792
------------------------------------------------------------------------------------------------------------------------
    5          50       11,302       1,948       8,114        8,114      109,740       6,344       6,344       109,740
------------------------------------------------------------------------------------------------------------------------
    6          51       13,913       1,948      10,007       10,007      111,688       7,789       7,789       111,688
------------------------------------------------------------------------------------------------------------------------
    7          52       16,654       1,948      11,969       11,969      113,636       9,250       9,250       113,636
------------------------------------------------------------------------------------------------------------------------
    8          53       19,532       1,948      14,003       14,003      115,584      10,722      10,722       115,584
------------------------------------------------------------------------------------------------------------------------
    9          54       22,554       1,948      16,119       16,119      117,532      12,196      12,196       117,532
------------------------------------------------------------------------------------------------------------------------
   10          55       25,727       1,948      18,299       18,299      119,480      13,664      13,664       119,480
------------------------------------------------------------------------------------------------------------------------
   11          56       29,059       1,948      20,614       20,614      121,428      15,157      15,157       121,428
------------------------------------------------------------------------------------------------------------------------
   12          57       32,557       1,948      23,006       23,006      123,376      16,627      16,627       123,376
------------------------------------------------------------------------------------------------------------------------
   13          58       36,230       1,948      25,477       25,477      125,324      18,065      18,065       125,324
------------------------------------------------------------------------------------------------------------------------
   14          59       40,087       1,948      28,014       28,014      127,272      19,460      19,460       127,272
------------------------------------------------------------------------------------------------------------------------
   15          60       44,137       1,948      30,616       30,616      129,220      20,797      20,797       129,220
------------------------------------------------------------------------------------------------------------------------
   16          61       48,389       1,948      33,349       33,349      131,168      22,138      22,138       131,168
------------------------------------------------------------------------------------------------------------------------
   17          62       52,854       1,948      36,139       36,139      133,116      23,386      23,386       133,116
------------------------------------------------------------------------------------------------------------------------
   18          63       57,542       1,948      38,991       38,991      135,064      24,512      24,512       135,064
------------------------------------------------------------------------------------------------------------------------
   19          64       62,464       1,948      41,910       41,910      137,012      25,481      25,481       137,012
------------------------------------------------------------------------------------------------------------------------
   20          65       67,633       1,948      44,900       44,900      138,960      26,254      26,254       138,960
------------------------------------------------------------------------------------------------------------------------
   25          70       97,621       1,948      60,720       60,720      148,700      25,554      25,554       148,700
------------------------------------------------------------------------------------------------------------------------
   30          75      135,894       1,948      77,492       77,492      158,440       8,821       8,821       158,440
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                              SECURITY EQUITY LIFE INSURANCE COMPANY
                                             FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                              Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                                   Annual Premium: $1,948

========================================================================================================================
                                                                        For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
------------------------------------------------------------------------------------------------------------------------
                                                             Current                             Guaranteed
                                                         (10.75% Net)<F*>                     (10.60% Net)<F**>
------------------------------------------------------------------------------------------------------------------------
                        Premium                Insurance       Net                   Insurance      Net
                         Accum.      Annual     Account       Cash        Death       Account      Cash         Death
  Year        Age         @5%       Premium      Value        Value      Benefit       Value       Value       Benefit
========================================================================================================================
    1          46        2,045       1,948       1,205        1,205      101,948         878         878       101,948
------------------------------------------------------------------------------------------------------------------------
    2          47        4,193       1,948       3,047        3,047      103,896       2,360       2,360       103,896
------------------------------------------------------------------------------------------------------------------------
    3          48        6,448       1,948       5,050        5,050      105,844       3,967       3,967       105,844
------------------------------------------------------------------------------------------------------------------------
    4          49        8,816       1,948       7,242        7,242      107,792       5,709       5,709       107,792
------------------------------------------------------------------------------------------------------------------------
    5          50       11,302       1,948       9,646        9,646      109,740       7,597       7,597       109,740
------------------------------------------------------------------------------------------------------------------------
    6          51       13,913       1,948      12,288       12,288      111,688       9,645       9,645       111,688
------------------------------------------------------------------------------------------------------------------------
    7          52       16,654       1,948      15,194       15,194      113,636      11,865      11,865       113,636
------------------------------------------------------------------------------------------------------------------------
    8          53       19,532       1,948      18,395       18,395      115,584      14,266      14,266       115,584
------------------------------------------------------------------------------------------------------------------------
    9          54       22,554       1,948      21,929       21,929      117,532      16,864      16,864       117,532
------------------------------------------------------------------------------------------------------------------------
   10          55       25,727       1,948      25,812       25,812      119,480      19,673      19,673       119,480
------------------------------------------------------------------------------------------------------------------------
   11          56       29,059       1,948      30,151       30,151      121,428      22,753      22,753       121,428
------------------------------------------------------------------------------------------------------------------------
   12          57       32,557       1,948      34,935       34,935      123,376      26,086      26,086       123,376
------------------------------------------------------------------------------------------------------------------------
   13          58       36,230       1,948      40,211       40,211      125,324      29,698      29,698       125,324
------------------------------------------------------------------------------------------------------------------------
   14          59       40,087       1,948      46,023       46,023      127,272      33,617      33,617       127,272
------------------------------------------------------------------------------------------------------------------------
   15          60       44,137       1,948      52,429       52,429      129,220      37,871      37,871       129,220
------------------------------------------------------------------------------------------------------------------------
   16          61       48,389       1,948      59,574       59,574      131,168      42,582      42,582       131,168
------------------------------------------------------------------------------------------------------------------------
   17          62       52,854       1,948      67,464       67,464      133,116      47,711      47,711       133,116
------------------------------------------------------------------------------------------------------------------------
   18          63       57,542       1,948      76,178       76,178      143,215      53,301      53,301       135,064
------------------------------------------------------------------------------------------------------------------------
   19          64       62,464       1,948      85,754       85,754      156,929      59,403      59,403       137,012
------------------------------------------------------------------------------------------------------------------------
   20          65       67,633       1,948      96,261       96,261      172,307      66,079      66,079       138,960
------------------------------------------------------------------------------------------------------------------------
   25          70       97,621       1,948     166,101      166,101      262,439     110,545     110,545       174,661
------------------------------------------------------------------------------------------------------------------------
   30          75      135,894       1,948     275,852      275,852      394,469     175,681     175,681       251,224
========================================================================================================================

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                     INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company
      and Policyholders of Security Equity
      Life Insurance Company Separate Account 13:

We have audited the accompanying statements of net assets, including the schedule of investments, of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 (Separate Account) as of December 31, 1996, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with General American Capital Company, Wells Fargo Bank Investment Adviser, Fidelity Investments, and Evergreen Asset Management. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.




                                          KPMG Peat Marwick LLP

St. Louis, Missouri
April 11, 1997

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Net Assets

                                                         December 31, 1996


                                              Wells
                                 General      Fargo                                                             Evergreen
                                American      Bank                 Fidelity                                       Growth
                                  Money       Asset    Fidelity   Investment  Fidelity    Evergreen  Evergreen     and
                                 Market    Allocation   Growth    Grade Bond  Index 500       VA     Foundation   Income
                                  Fund        Fund       Fund        Fund       Fund         Fund       Fund       Fund
                                  ----        ----       ----        ----       ----         ----       ----       ----
Investments, at market value  $14,988,772    12,498   3,582,291   3,722,557   2,648,716   3,576,902  1,814,032   3,617,537

Payable to general account          3,003        12       6,033       7,928       7,982         171         87         173
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
    Total net assets          $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========
Total units                    13,318,334     8,931   2,212,740   3,124,238   1,561,960   3,227,545  1,585,211   3,224,042
                               ==========    ======   =========   =========   =========   =========  =========   =========
Unit value                    $      1.13      1.40        1.62        1.19        1.69        1.11       1.14        1.12
                                     ====      ====        ====        ====        ====        ====       ====        ====
Cost of investments           $15,605,386    13,225   3,429,757   3,650,045   2,458,355   3,402,045  1,723,718   3,399,530
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Operations

                                                    Year ended December 31, 1996

                                            Wells
                                General     Fargo                                                               Evergreen
                               American     Bank                 Fidelity                                         Growth
                                 Money      Asset   Fidelity    Investment   Fidelity  Evergreen   Evergreen       and
                                Market   Allocation  Growth     Grade Bond   Index 500     VA      Foundation     Income
                                 Fund       Fund      Fund         Fund        Fund       Fund        Fund         Fund
                                 ----       ----      ----         ----        ----       ----        ----         ----
Dividend income              $     -         913       2,581       6,207       6,742     23,667      34,619       20,978
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net realized gain (loss)
   on investments:
     Proceeds from sales      9,427,292      545   2,657,607     964,149     996,124     34,167      17,279       36,201
     Cost of investments
       sold                   9,821,858      577   2,601,002     967,181     961,682     32,848      16,419       34,638
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on sales       (394,566)     (32)     56,605      (3,032)     34,442      1,319         860        1,563
     Realized gain from
       distributions            662,558      -          -           -           -          -            -           -
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on
         investments            267,992      (32)     56,605      (3,032)     34,442      1,319         860        1,563
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net unrealized gain (loss)
   on investments:
     Beginning of year         (477,414)    (264)       (141)       -           -          -           -            -
     End of year               (616,614)    (727)    152,534      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net unrealized gain
         (loss) on
         investments           (139,200)    (463)    152,675      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net gain (loss) on
         investments            128,792     (495)    209,280      69,480     224,803    176,176      91,174      219,570
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Mortality and expense
   charges                        8,455       19       9,716       6,971       5,182      2,914       1,512        2,926
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Increase in assets
         from operations     $  120,337      399     202,145      68,716     226,363    196,929     124,281      237,622
                              =========     ====   =========     =======     =======    =======     =======      =======

See accompanying notes to financial statements.

                             SECURITY EQUITY LIFE INSURANCE COMPANY
                                       SEPARATE ACCOUNT 13

                                    Statements of Operations

                 Period September 1, 1995 (inception) to December 31, 1995



                                                                         Wells
                                                     General             Fargo
                                                    American             Bank
                                                      Money              Asset            Fidelity
                                                     Market           Allocation           Growth
                                                      Fund               Fund               Fund
                                                      ----               ----               ----
Dividend income                                    $    -                 270                -
                                                    --------             ----               ----
Net realized gain on investments:
   Proceeds from sales                                 8,244              -
   Cost of investments sold                            8,217              -                  -
                                                    --------             ----               ----
    Net realized gain on sales                            27              -                  -
   Realized gain from distributions                  494,746              -                  -
                                                    --------             ----               ----
    Net realized gain on investments                 494,773              -                  -
                                                    --------             ----               ----

Net unrealized gain (loss) on investments:
   Beginning of period                                  -                 -                  -
   End of period                                    (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net unrealized gain (loss) on investments       (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net gain (loss) on investments                    17,359             (264)              (141)
                                                    --------             ----               ----
Mortality and expense charges                            910                1                  1
                                                    --------             ----               ----
    Increase (decrease) in assets
      from operations                              $  16,449                5               (142)
                                                    ========             ====               ====

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                Statements of Changes in Net Assets

                                                    Year ended December 31, 1996

                                              Wells
                                 General      Fargo                                                              Evergreen
                                American      Bank                 Fidelity                                        Growth
                                  Money       Asset    Fidelity   Investment    Fidelity  Evergreen  Evergreen      and
                                  Market    Allocation  Growth    Grade Bond   Index 500      VA     Foundation    Income
                                   Fund       Fund       Fund        Fund        Fund        Fund       Fund        Fund
                                   ----       ----       ----        ----        ----        ----       ----        ----
Dividend income               $      -          913       2,581       6,207       6,742      23,667     34,619      20,978
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net realized gain (loss)
   on investments                 267,992       (32)     56,605      (3,032)     34,442       1,319        860       1,563
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net unrealized gain
   (loss) on investments:
     Beginning of year           (477,414)     (264)       (141)       -           -           -          -           -
     End of year                 (616,614)     (727)    152,534      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net unrealized gain
        (loss)                   (139,200)     (463)    152,675      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net gain (loss)
        on investments            128,792      (495)    209,280      69,480     224,803     176,176     91,174     219,570
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Mortality and expense charges       8,455        19       9,716       6,971       5,182       2,914      1,512       2,926
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in assets
        from operations           120,337       399     202,145      68,716     226,363     196,929    124,281     237,622
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Capital transactions:
     Deposit into Separate
      Account                  16,201,970     6,223   1,854,129   1,992,244   1,139,931   1,799,979    899,908   1,799,969
     Transfers to/from
      Divisions                (9,318,249)    3,087   1,757,397   1,878,412   1,439,294   1,696,024    848,012   1,696,024
     Policy charges              (864,845)   (1,318)   (241,335)   (224,743)   (164,854)   (116,201)   (58,256)   (116,251)
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net deposits into
        Separate Account        6,018,876     7,992   3,370,191   3,645,913   2,414,371   3,379,802  1,689,664   3,379,742
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in net assets    6,139,213     8,391   3,572,336   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
Net assets, beginning of year   8,846,556     4,095       3,922        -           -           -          -           -
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net assets, end of year       $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY
                                          SEPARATE ACCOUNT 13

                                   Statements of Changes in Net Assets

                     Period from September 1, 1995 (inception) to December 31, 1995


                                                                                Wells
                                                          General               Fargo
                                                         American               Bank
                                                           Money                Asset           Fidelity
                                                           Market            Allocation          Growth
                                                            Fund                Fund              Fund
                                                            ----                ----              ----
Dividend income                                         $     -                  270               -
                                                         ---------             -----             -----
Net realized gain on investments                           494,773               -                 -
                                                         ---------             -----             -----
Net unrealized gain (loss) on investments:
   Beginning of period                                        -                  -                 -
   End of period                                          (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net unrealized gain (loss) on investments           (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net gain (loss) on investments                        17,359              (264)             (141)
                                                         ---------             -----             -----
Mortality and expense charges                                  910                 1                 1
                                                         ---------             -----             -----
      Increase (decrease) in assets from operations         16,449                 5              (142)
                                                         ---------             -----             -----
Capital transactions:
   Deposit into Separate Account                         9,362,425               -                 -
   Transfers to/from Divisions
    and General Account                                     (8,244)            4,131             4,104
   Policy charges                                         (524,074)              (41)              (40)
                                                         ---------             -----             -----
      Net deposits into Separate Account                 8,830,107             4,090             4,064
                                                         ---------             -----             -----
      Increase in net assets                             8,846,556             4,095             3,922
Net assets, beginning of period                               -                  -                 -
                                                         ---------             -----             -----
Net assets, end of period                               $8,846,556             4,095             3,922
                                                         =========             =====             =====

See accompanying notes to financial statements.

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements

                               December 31, 1996


(1)   Organization
      ------------
      Security Equity Life Insurance Company Separate Account 13 (the
         Separate Account) commenced operations on November 15, 1994.
         The Separate Account is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account receives purchase payments from individual flexible variable life contracts issued by Security Equity Life Insurance Company (Security Equity).

      The Separate Account is divided into a number of Divisions.  Each
         Division invests in shares of an underlying portfolio available to policyholders as directed by the policyholders. The portfolios available for investment through the Separate Account are the General American Money Market Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Asset Manager Fund, Fidelity Index 500 Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Evergreen VA Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell Non-U.S. Portfolio, Wells Fargo Bank Asset Allocation Fund, and Wells Fargo Bank U.S. Government Allocation Fund.

      Investments through the separate account Divisions in the General
         American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, and Fidelity Growth Fund Divisions were initiated in the Separate Account for policyholders on September 1, 1995. Investments through the separate account Divisions in the Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions were initiated in the Separate Account for policyholders during 1996. The remaining available divisions had not commenced operations at December 31, 1996.

(2)   Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (a)   Investments
                -----------
                The Separate Account's investments are valued daily, based on the net asset value of the shares held. The first-in, first-out method is used in determining the cost of shares sold on withdrawals by the Separate Account.
                   Share transactions are recorded on the trade date, which is the same as the settlement date.

          (b)   Federal Income Taxes
                --------------------
                Security Equity is taxed under federal law as a life
                   insurance company. The Separate Account is part of Security Equity's total operations and is not taxed separately. Under current federal income tax law, no taxes are payable on investment income or realized capital gains from sales of investments of the Separate Account. Therefore, no federal income tax expense has been provided.

          (c)   Dividend Reinvestment
                ---------------------
                Dividends are recorded on the ex-dividend date and
                   immediately reinvested on the pay date.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


          (d)   Use of Estimates
                ----------------
                The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Policy Charges
      --------------
      Charges are deducted from premiums and paid to Security Equity for providing the insurance benefits set forth in the contracts and any additional benefits by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policy.

      The premium payment, less the premium load charge, equals the net premium. The premium load is deducted from the initial premium and from each subsequent premium paid by a policyholder, prior to allocation to the Separate Account. The premium load includes a distribution charge, a premium tax charge, and the DAC tax charge.

         Distribution Charge:  The distribution charge is composed of a premium
         -------------------
            expense load and a commission charge. The amount of the distribution charge will depend on the amount of initial premium and the sales commissions paid.

            Premium Expense Load:  The premium expense load will be deducted
            --------------------
               from each premium and will equal a percentage of the premium.
               The percentage will be determined based on the sum of the initial premiums for all policies in a case, in accordance with the following table:

             Sum of the initial premiums
             of all contracts in the case                Premium expense load
             ----------------------------                --------------------
                Less than $250,000                               2.00%
                $250,000-$999,999                                1.50
                $1,000,000 and more                              1.25
                                                                 ====

            Commission Charge:  A commission charge may be deducted from a
            -----------------
               premium. The commission charge deducted from a premium will be equal to the full amount of commissions payable by Security Equity on the target premium.

         Premium Tax Charge:  Various states and subdivisions impose a tax on
         ------------------
            premiums received by insurance companies. Premium taxes vary from state to state. The percentage deducted from each premium varies based on the governing jurisdiction of the contract.

         DAC Tax Charge:  The DAC tax charge is equal to 1% of all premiums paid
         --------------
            in all contract years.

      Charges are deducted monthly from the cash value of each policy to compensate Security Equity for certain administrative costs, the cost of insurance, and optional rider benefit charges.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


            Administrative Costs:  Security Equity has responsibility for the
            --------------------
               administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, Security Equity assesses a monthly administrative charge against each policy. This monthly charge is $4.50 per policy. This cost may change, but is guaranteed not to exceed $8.00 per month per policy.

            Cost of Insurance:  The cost of insurance is deducted on each
            -----------------
               monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined by multiplying the applicable cost of insurance rate by the net amount at risk each policy month.

            Optional Rider Benefit Charges:  This monthly deduction includes
            ------------------------------
               charges for any additional benefits provided by rider.

      In addition to the above policy charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Security Equity. The mortality and expense risk charge assessed against each Division will never exceed an annual effective rate of .50% of the policy's Separate Account value attributable to that Division. Currently, the amount of this charge is an annual effective rate of .35% of the Separate Account value, which is equivalent to .000957233% of the Separate Account value attributable to the Division on a daily basis. The mortality risk assumed by Security Equity under the contract is that insureds may, on average, live for shorter periods of time than estimated. The expense risk assumed by Security Equity under the contract is the risk that the cost of issuing and administering the contract may be more than estimated.

(4)   Purchases and Sales of Shares
      -----------------------------
      During the period ended December 31, 1996, purchases and proceeds from the sales pertaining to the Separate Account were as follows:

                                                        Purchases        Sales
                                                        ---------        -----
General American Money Market Fund                    $ 16,055,033     9,427,292
Wells Fargo Bank Asset Allocation Fund                       9,287           545
Fidelity Growth Fund                                     6,026,650     2,657,607
Fidelity Investment Grade Fund                           4,617,226       964,149
Fidelity Index 500 Fund                                  3,420,037       996,124
Evergreen VA Fund                                        3,434,893        34,167
Evergreen Foundation Fund                                1,740,138        17,279
Evergreen Growth and Income Fund                         3,434,170        36,201
                                                        ==========     =========

      There were no purchases or sales for the Fidelity Asset Manager Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund Divisions during 1996.

                                                                   (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


(5)   Unit Activity
      -------------
      For the year ended December 31, 1996, transactions in accumulation units were as follows:

                                                 Units,                       Transfers       Units,
                                               beginning         Net           between        end of
                                               of period       deposits       Divisions     of period
                                               ---------       --------       ---------     ---------
General American
   Money Market Fund                           8,266,085      13,774,894     (8,722,645)    13,318,334
Wells Fargo Bank
   Asset Allocation
   Fund                                            3,253           5,521            157          8,931
Fidelity Growth Fund                               2,774       1,081,685      1,128,281      2,212,740
Fidelity Investment Grade Fund                      -          1,607,694      1,516,544      3,124,238
Fidelity Index 500 Fund                             -            653,667        908,293      1,561,960
Evergreen VA Fund                                   -          1,569,119      1,658,426      3,227,545
Evergreen Foundation Fund                           -            755,933        829,278      1,585,211
Evergreen Growth and Income
   Fund                                             -          1,565,607      1,658,435      3,224,042
                                               =========      ==========     ==========     ==========

      For the period September 1, 1995 (inception) to December 31, 1995, transactions in accumulation units were as follows:

                                                 Units,                         Transfers      Units,
                                               beginning         Net             between       end of
                                               of period       deposits         Divisions    of period
                                               ---------       --------         ---------    ---------
General American
   Money Market Fund                                -          8,273,816         (7,731)     8,266,085
Wells Fargo Bank
   Asset Allocation
   Fund                                             -               -             3,253          3,253
Fidelity Growth Fund                                -               -             2,774          2,774
                                               ==========      =========         ======      =========

      There have been no accumulation of units for the Fidelity Asset Manager
         Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid
         Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank
         Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank
         Russell Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government Allocation Fund Divisions during 1996.

                                                                       Schedule
                                                                       --------


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT 13

                              Schedule of Investments

                                 December 31, 1996


                                               Number of              Market
                                                 shares               value
                                                 ------               -----
General American Money Market Fund               869,269          $ 14,988,772
Wells Fargo Bank Asset Allocation Fund             1,094                12,498
Fidelity Growth Fund                             115,038             3,582,291
Fidelity Investment Grade Fund                   304,130             3,722,557
Fidelity Index 500 Fund                           29,717             2,648,716
Evergreen VA Fund                                313,488             3,576,902
Evergreen Foundation Fund                        160,392             1,814,032
Evergreen Growth and Income Fund                 305,794             3,617,537
                                                 =======            ==========

      There were no investments in the Fidelity Asset Manager Fund, Bankers
         Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell
         Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund.

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company:

We have audited the accompanying balance sheets of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


St. Louis, Missouri
April 4, 1997

                           SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Balance Sheets

                                December 31, 1996 and 1995

================================================================================================
                       ASSETS                                             1996          1995
------------------------------------------------------------------------------------------------
Bonds, at fair value                                                 $ 58,058,439     63,256,127
Policy loans                                                            5,081,949      4,524,903
Cash and cash equivalents                                               5,534,380      1,977,082
------------------------------------------------------------------------------------------------
                  Total cash and invested assets                       68,674,768     69,758,112
Reinsurance benefits recoverable:
      Future policy benefits                                            6,436,700      7,221,329
      Policy and contract claims                                        2,048,247      1,704,918
Accrued investment income                                               1,230,483      1,279,216
Goodwill                                                                1,349,013      1,428,369
Deferred policy acquisition costs                                       3,658,233      1,471,754
Value of business acquired                                              2,461,000      2,441,000
Deferred tax asset                                                      3,403,349      2,251,570
Other assets                                                              877,289      1,250,035
Separate account assets                                               116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total assets                                       $206,764,516    150,079,515
================================================================================================
      LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
Reserve for future policy benefits                                     54,516,590     55,520,856
Policy and contract claims                                              1,494,338      2,176,837
Other policyholders' funds                                                 21,723         25,064
Advance premiums                                                        1,861,279      1,057,064
Other liabilities and accrued expenses                                  6,622,653      2,290,147
Payable to affiliates                                                      75,510         51,785
Separate account liabilities                                          116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total liabilities                                   181,217,527    122,394,965
------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10)
Stockholder's equity:
      Common stock, par value $25; 100,000 shares authorized,
            issued, and outstanding                                     2,500,000      2,500,000
      Additional paid-in capital                                       27,447,892     27,447,892
      Net unrealized gain on investments, net of taxes                     59,112      1,990,132
      Retained deficit                                                 (4,460,015)    (4,253,474)
------------------------------------------------------------------------------------------------
                  Total stockholder's equity                           25,546,989     27,684,550
------------------------------------------------------------------------------------------------
                  Total liabilities and stockholder's equity         $206,764,516    150,079,515
================================================================================================

See accompanying notes to financial statements.

                                                   1

                             SECURITY EQUITY LIFE INSURANCE COMPANY

                                   Statements of Operations

                        Years ended December 31, 1996, 1995, and 1994
===============================================================================================
                                                              1996         1995         1994
Revenues:
     Premiums and contract charges                        $ 7,434,043    6,379,803    9,025,429
     Net investment income                                  4,546,544    4,699,713    4,095,545
     Other income                                              19,053          272      843,891
     Realized investment gains (losses)                       313,185     (179,830)    (515,975)
-----------------------------------------------------------------------------------------------
              Total revenues                               12,312,825   10,899,958   13,448,890
-----------------------------------------------------------------------------------------------
Benefits and expenses:
     Policy benefits                                        3,309,410    3,234,062    2,539,611
     Policy surrenders, net                                 1,635,498    1,016,535    1,786,502
     Change in reserve for future policy benefits          (1,893,195)  (2,791,166)   1,296,603
     Interest credited                                      2,437,432    2,391,220    2,349,814
     Commissions, net of capitalized costs                  1,403,608    1,283,902    3,930,807
     General and administrative expenses                    4,795,193    4,966,525    5,531,872
     Amortization of goodwill                                  79,356       79,356       79,354
     Accretion of value of business acquired, net             (20,000)     (28,000)     (50,000)
     Other expenses                                           849,064      619,517    1,131,898
-----------------------------------------------------------------------------------------------
              Total benefits and expenses                  12,596,366   10,771,951   18,596,461
-----------------------------------------------------------------------------------------------
              Income (loss) from operations before
                  federal income tax expense (benefit)       (283,541)     128,007   (5,147,571)
-----------------------------------------------------------------------------------------------
Federal income tax expense (benefit):
     Current                                                   15,000           --           --
     Deferred                                                 (92,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Total Federal income tax expense
                  (benefit)                                   (77,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Net income (loss)                           $  (206,541)      63,721   (4,317,195)
===============================================================================================

See accompanying notes to financial statements.

                                                     2

                                     SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Stockholder's Equity

                                  Years ended December 31, 1996, 1995, and 1994

=========================================================================================================================
                                                                                  Net
                                                                               unrealized
                                                              Additional     gain (loss) on                    Total
                                                Common         paid-in        investments,     Retained     stockholder's
                                                stock          capital        net of taxes     deficit         equity
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1993                  $2,500,000      17,447,892               --             --     19,947,892
Net loss                                              --              --               --     (4,317,195)    (4,317,195)
Contribution of capital from Parent                   --      10,000,000               --             --     10,000,000
Change in net unrealized gain
     (loss) on investments                            --              --       (4,061,215)            --     (4,061,215)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994                   2,500,000      27,447,892       (4,061,215)    (4,317,195)    21,569,482
Net income                                            --              --               --         63,721         63,721
Change in net unrealized gain
     (loss) on investments                            --              --        6,051,347             --      6,051,347
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995                   2,500,000      27,447,892        1,990,132     (4,253,474)    27,684,550
Net loss                                              --              --               --       (206,541)      (206,541)
Change in net unrealized gain
     (loss) on investments                            --              --       (1,931,020)            --     (1,931,020)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996                  $2,500,000      27,447,892           59,112     (4,460,015)    25,546,989
=========================================================================================================================

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Cash Flows

                            Years ended December 31, 1996, 1995, and 1994
=========================================================================================================================
                                                                             1996           1995           1994
-------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income (loss)                                                    $   (206,541)        63,721     (4,317,195)
   Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
         Change in:
            Reinsurance benefits ceded                                       441,300      3,844,903     (1,354,981)
            Accrued investment income                                         48,733        (36,253)      (279,331)
            Other assets                                                     372,746       (824,660)      (164,367)
            Deferred policy acquisition costs, net                        (2,186,479)    (1,471,754)            --
            Policy liabilities                                            (1,004,266)    (1,345,723)     2,392,502
            Policy and contract claims                                      (682,499)    (2,880,980)     2,268,697
            Other policyholders' funds                                        (3,341)         2,425            534
            Federal income tax payable                                        15,000             --             --
            Advance premiums                                                 804,215        393,064        664,000
            Other liabilities and accrued expenses                         4,317,506        190,733      1,295,393
            Payable to affiliates                                             23,725        (17,141)      (224,158)
         Accretion of bond premiums, net                                     189,350        221,543        536,812
         Deferred tax expense (benefit)                                      (92,000)        64,286       (830,376)
         Net (gain) loss on sale of investments                             (313,185)       179,830        515,975
         Amortization of goodwill                                             79,356         79,356         79,354
         Accretion of value of business acquired                             (20,000)       (28,000)       (50,000)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) operating activities            1,783,660     (1,564,650)       532,859
-------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of investments                                               (12,790,361)   (17,056,300)   (26,813,376)
   Sale or maturity of investments                                        15,141,063     19,355,372     16,780,012
   Increase in policy loans, net                                            (557,046)      (893,507)      (747,167)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) investing
              activities                                                   1,793,656      1,405,565    (10,780,531)
-------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Contribution of capital from Parent                                            --             --     10,000,000
   Policyholder account balances:
      Deposits on interest-sensitive life contracts                       48,448,968     18,382,186     35,046,849
      Transfers to separate account for
         interest-sensitive life contracts, net                          (48,468,986)   (27,178,119)   (26,250,945)
-------------------------------------------------------------------------------------------------------------------------
            Net cash (used in) provided by financing activities              (20,018)    (8,795,933)    18,795,904
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in cash and cash
              equivalents                                                  3,557,298     (8,955,018)     8,548,232
Cash and cash equivalents at beginning of year                             1,977,082     10,932,100      2,383,868
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                $  5,534,380      1,977,082     10,932,100
=========================================================================================================================
Supplemental disclosure of cash flow information -
   taxes paid                                                           $         --         20,000             --
=========================================================================================================================

See accompanying notes to financial statements.

                                                4

                   SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

                       December 31, 1996 and 1995

=============================================================================

(1)     GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Security Equity Life Insurance Company (SELIC or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). On December 31, 1993, Security Mutual Life Insurance Company of New York (Security Mutual) sold 100% of the Company's stock to General American, as approved by the State of New York Department of Insurance.

        In 1986, the Company commenced direct writing of universal life and term business, and in 1987 began marketing a single premium whole life policy. In 1984, the Company began assuming single premium deferred annuity (SPDA) and other insurance business through reinsurance agreements with Security Mutual. The SPDA and ordinary life insurance blocks of business were recaptured by Security Mutual in 1992.

        SELIC is licensed in 40 states and the District of Columbia. Insurance operations have generally been limited to the sale of individual life insurance products (term and universal life) made through the general agency system, including career agents and brokers.

        With the sale of SELIC by Security Mutual to General American, SELIC's activities have been redirected to serving the insurance needs of publicly held corporations and New York state residents. Additionally, SELIC focuses on accessing numerous and alternative distribution channels in addition to a general agency system. SELIC markets Corporate Owned Life Insurance (COLI) primarily through specially designed variable products.

        The acquisition of Security Equity by General American was accounted for as a purchase transaction and, accordingly, the purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. These allocations have been reflected, or "pushed down," in the financial statements of the Company. The total purchase price of $19,947,892 was allocated among the fair value of tangible net assets of $15,997,813, value of business acquired of $2,363,000, and goodwill of $1,587,079 at the date of acquisition.

        The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

        The significant accounting policies of the Company are as follows:

        (a)     RECOGNITION OF POLICY REVENUE AND RELATED EXPENSES

                Policy revenue recognition varies depending upon the type of insurance product. For traditional life products with fixed and guaranteed premiums and benefits, such as whole life and term insurance policies, premiums are recognized when due. Benefits and other expenses
                                           5                      (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                             Notes to Financial Statements

===============================================================================

                of these products are associated with earned premiums and other sources of earnings so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future benefits and the deferral and amortization of policy acquisition costs. Premiums collected on universal life-type policies are reported as deposits to the policyholder account balance and not as income to SELIC. Income to SELIC on these policies consists of the assessments for mortality costs, surrenders, and expenses.

        (b)      Investment Securities

                 At December 31, 1996 and 1995, all long-term securities are carried at market value with the unrealized gain (loss), net of tax impact, being reflected as a separate component of stockholder's equity as the Company considers all long-term securities as available-for-sale. Short-term investments are carried at cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to equal the carrying value because the loans have no fixed maturity date and, therefore, it is not practicable to determine a fair value.

                 Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premium or accretion of discount which is generally computed consistent with the interest method.

        (c)      Value of Business Acquired

                 Value of business acquired (VOBA) represents the present value of future profits resulting from the acquisition of insurance policies in a purchase transaction. VOBA is amortized in proportion to the estimated premiums or gross profits, depending on the type of contract, with accretion of interest on the unamortized discounted balance. In 1996, 1995 and 1994, amortization of VOBA was $121,000, $112,000 and $89,000, and the accretion of interest on the unamortized balance was $140,000 and $139,000, respectively. The carrying value of VOBA is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (d)      Goodwill

                 Goodwill, representing the excess of purchase price over the fair value of assets acquired, is amortized on a straight-line basis over 20 years. The carrying value of goodwill is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (e)      Reserve for Future Policy Benefits

                 Liabilities for future benefits on life policies are established in amounts adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits on certain life insurance policies are computed using the net level premium method and are based upon assumptions as to future investment yield, mortality, and withdrawals. Mortality and

                                           6                   (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 withdrawal assumptions for all policies have been based on various actuarial tables which are consistent with the Company's own experience. Liabilities for future benefits on certain long-duration life insurance contracts are carried at accumulated policyholder values.

        (f)      Federal Income Taxes

                 The Company is taxed as a life insurance company under the Deficit Reduction Act of 1984. The Company establishes deferred taxes under the asset and liability method of SFAS No.109, Accounting for Income Taxes, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in those temporary differences are expected to be recovered or settled. Under SFAS No.109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                 The Company filed its federal income tax return on a consolidated basis with Security Mutual prior to 1994. The Company will file its federal income tax return as a separate entity for 1996, consistent with 1995 and 1994.

        (g)      Reinsurance

                 Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned over the anticipated reinsurance contract life. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

        (h)      Deferred Policy Acquisition Costs

                 The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs may include commissions, as well as certain costs of policy issuance and underwriting. In 1996 and 1995, the Company deferred $2.4 million and $1.5 million, respectively, in acquisition costs related to interest sensitive products and recognized amortization of $168,000 and $12,000, respectively, based on the estimated gross profits of the underlying business. The Company did not defer any policy acquisition costs in 1994 as a result of the nature of the business written.

        (i)      Separate Account Business

                 The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the

                                          7                    (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 exclusive benefit of variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

        (j)      FAIR MARKET DISCLOSURES

                 Fair value disclosures are required under SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Such fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

                 Invested assets - Fixed maturities are valued using quoted
                 ---------------
                 market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities. The carrying value of policy loans approximates fair value.

                 Policyholder account balances  - The fair value of policyholder
                 -----------------------------
                 account balances is equal to the discounted estimated future cash flows using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying value approximates fair value at December 31, 1996 and 1995.

                 Cash and short-term investments - The carrying amount is a
                 -------------------------------
                 reasonable estimate of fair value.

        (k)      Cash and Cash Equivalents

                 For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

        (l)      Reclassification

                 Certain amounts in the 1996 financial statements have been reclassified to conform to the 1995 presentation.


                                         8                          (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                        Notes to Financial Statements

===============================================================================
(2)     INVESTMENTS

        The sources of net investment income (principally interest) follow:

        ================================================================================================

                                                           1996              1995              1994
        ------------------------------------------------------------------------------------------------
        Bonds                                           $4,291,428         4,458,159         3,840,763
        Short-term investments                              75,110            43,781           133,755
        Policy loans and other                             260,276           294,298           216,942
        ------------------------------------------------------------------------------------------------
                                                         4,626,814         4,796,238         4,191,460
        Investment expenses                                 80,270            96,525            95,915
        ------------------------------------------------------------------------------------------------
                   Net investment income                $4,546,544         4,699,713         4,095,545
        ================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are shown below. Market value is based upon market prices obtained from independent pricing services which approximate fair value.

        =========================================================================================================
                                                                                1996
        ---------------------------------------------------------------------------------------------------------
                                                                        Gross           Gross         Estimated
                                                       Amortized      unrealized      unrealized        market
                                                         cost           gains           losses          value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 3,962,315        127,349          6,292       4,083,372
        Corporate securities                           40,917,820      1,299,830        902,482      41,315,168
        Mortgage-backed securities                     13,087,363         29,539        457,003      12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                      $57,967,498      1,456,970      1,366,029      58,058,439
        =========================================================================================================


                                              9                     (Continued)

                       SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

                                                                          1995
        ---------------------------------------------------------------------------------------------------------
                                                                         Gross         Gross          Estimated
                                                        Amortized      unrealized    unrealized         market
                                                           cost          gains         losses           value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 9,299,846        287,844        273,583       9,314,107
        Corporate securities                           40,799,139      3,013,425        388,584      43,423,980
        Mortgage-backed securities                     10,095,402        432,140          9,502      10,518,040
        ---------------------------------------------------------------------------------------------------------
                                                      $60,194,387      3,733,409        671,669      63,256,127
        =========================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        =========================================================================================================
                                                                                           Estimated
                                                                     Amortized              market
                                                                       cost                  value
        ---------------------------------------------------------------------------------------------------------
        Due in one year or less                                    $ 1,257,740             1,255,992
        Due after one year through five years                        2,404,896             2,384,096
        Due after five years through ten years                       6,160,517             5,951,583
        Due after ten years                                         35,056,982            35,806,869
        Mortgage-backed securities                                  13,087,363            12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                                   $57,967,498            58,058,439
        =========================================================================================================

        Proceeds from the sale, call, and maturity of investments in bonds
        1996, 1995, and 1994 were $15,141,063, $19,355,372, and $16,780,012, respectively. Gross gains of $381,856, $428,522, and $119,699 and gross losses of $68,671, $608,352, and $635,674 were realized on those sales in 1996, 1995, and 1994, respectively.

        The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $2,411,000 and $2,421,000 at December 31, 1996 and 1995, respectively.

(3)     REINSURANCE

        The Company reinsures certain risks with other insurance companies as the Company sets a maximum retention amount (currently $125,000) to help reduce the loss on any single policy.

                                        10                          (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with affiliates are summarized as follows:


====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with affiliates:
      Reinsurance premiums ceded                        $1,632,262        1,956,568       2,391,067
      Policy benefits ceded                              1,397,188          305,947       2,340,522
      Commissions and expenses ceded                            --               --         169,453
----------------------------------------------------------------------------------------------------

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with nonaffiliates are summarized as follows:

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with nonaffiliates:
      Reinsurance premiums ceded                        $5,744,060        5,489,407       6,299,344
      Policy benefits ceded                              3,824,327        2,682,132       3,050,824
      Commissions and expenses ceded                            --               --         674,438
----------------------------------------------------------------------------------------------------

         The Company remains contingently liable with respect to any reinsurance ceded and would become actually liable if the assuming company was unable to meet its obligations under the reinsurance treaty.

(4)      FEDERAL INCOME TAXES

         A reconciliation of the Company's "expected" federal income tax expense (benefit), computed by applying the federal U.S. corporate tax rate of 35% to income (loss) from operations before federal income tax expense (benefit), is as follows (in thousands of dollars):

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Computed "expected" tax expense (benefit)                  $(99)             45              (1,802)
Amortization of intangibles, net                             21              18                  10
Other, net                                                    1               1                 962
----------------------------------------------------------------------------------------------------
                  Federal income tax expense (benefit)     $(77)             64                (830)
====================================================================================================

                                      11                            (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements

================================================================================

         The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands of dollars):

         ===========================================================================================
                                                                          1996         1995
         -------------------------------------------------------------------------------------------
         Deferred tax assets:
            Policy acquisition costs                                     $1,746        1,157
            Reserves                                                      1,694        2,072
            Capital loss carryforward                                       148          243
            Net operating loss carryforward                                  --          323
            Other, net                                                      685          410
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax assets                     4,273        4,205
         Less valuation allowance                                            --           --
         -------------------------------------------------------------------------------------------
                      Net deferred tax assets                             4,273        4,205
         -------------------------------------------------------------------------------------------
         Deferred tax liabilities:
            Investments                                                      80        1,097
            Other, net                                                      790          856
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax liabilities                  870        1,953
         -------------------------------------------------------------------------------------------
                      Net deferred tax asset                             $3,403        2,252
         ===========================================================================================

         On December 31, 1993, General American purchased 100% of the Company. Pursuant to the acquisition, the election was made under Internal Revenue Code Section 338(h)(10) to treat the purchase of stock as a purchase of assets for tax purposes. As a result, a revaluation of the tax bases of the Company's assets and liabilities was made in connection with the acquisition.

         The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Although the Company has a limited history of earnings, its Parent does have a long history of earnings. Pursuant to Internal Revenue Service regulations, the Company cannot file a consolidated tax return with its Parent until five years following the acquisition. However, after five years, the Company will be able to file a consolidated tax return with its Parent, and realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

         The Company filed its federal income tax return on a consolidated basis
         with Security Mutual prior to 1994.   In connection with the Company's
         transfer of stock ownership, Security Mutual agreed to assume all unpaid tax liability incurred prior to the date of sale.


                                     12                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(5)      RELATED-PARTY TRANSACTIONS

         The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such services. The expenses incurred for these services were $529,000, $463,200, and $407,000 for 1996, 1995, and 1994, respectively.

         Effective January 1, 1994, the Company entered into an administrative service agreement with Security Mutual. Under the agreement, Security Mutual provides for the administration of policies issued through December 31, 1993. The expenses incurred for these services were $1,621,268, $1,842,320, and $1,980,812 for
         1996, 1995, and 1994, respectively.

(6)      PENSION, INCENTIVE, AND HEALTH AND LIFE INSURANCE BENEFIT PLANS

         Associates of SELIC participate in a noncontributory multi-employer defined benefit pension plan jointly sponsored by SELIC and General American. The benefit is accrued are based on the number of years of service and compensation level of each participant.
         No pension expense was recognized in 1996, 1995, or 1994 due to overfunding of the plan.

         In addition, in 1995 SELIC adopted an associate bonus plan applicable to full-time exempt associates. Bonuses are based on an economic value-added model prepared annually by the Company. Total bonuses accrued to Company employees were $144,000 and $59,500 in 1996 and 1995, respectively. In 1994, the Company accrued bonuses of $150,000 under a nonrelated associate bonus plan.

         SELIC provides for certain health care and life insurance benefits for retired employees in accordance with SFAS No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

         SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial postretirement benfit obligation of approximately $16,427 over a period of 20 years. The unrecognized initial postretirement benefit obligation was approximately $13,962 and $14,784 at December 31, 1996 and 1995, respectively. The net periodic post-retirement benefit cost for the years ended December 31, 1996, 1995, and 1994 was $8,490, $6,711, and $6,232, respectively. This includes expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial postretirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $28,981 and $17,089 at December 31, 1996 and 1995, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.25% for all years. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 14 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated postretirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic postretirement benefit cost for 1996 by 16.0%.


                                     13                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(7)      STATUTORY FINANCIAL INFORMATION

         The Company is subject to financial statement filing requirements of the State of New York Department of Insurance, its state of domicile, as well as the states in which it transacts business.
         Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include:
         (1)charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) deferred premiums provided for statutory mean reserves; (6) annuity contract deposits represent funds deposited by policyholders and are included in premiums or contract charges; (7) non-recognition of certain assets as nonadmitted through a direct charge to surplus; and (8) valuation of investments in bonds at amortized cost..

         The stockholder's equity (surplus) and net loss of the Company at December 31, 1996, 1995, and 1994, as determined using statutory accounting practices, is summarized as follows:

         =========================================================================================================
                                                                        1996          1995           1994
         ---------------------------------------------------------------------------------------------------------
            Surplus as reported to regulatory authorities            $12,441,081   15,125,968     17,264,148
            Net loss as reported to regulatory authorities            (2,778,942)  (1,465,539)    (3,779,205)
         =========================================================================================================

(8)      DIVIDEND RESTRICTIONS

         Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid as well as the prior notice and approval of the State of New York Department of Insurance.
         The Company did not pay a dividend in 1996, 1995, or 1994.

(9)      RISK-BASED CAPITAL

         The insurance departments of various states, including the Company's domiciliary state of New York, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

         The RBC guidelines define specific capital levels where action by the Company or regulatory authorities is required based on the ratio of a company's actual total adjusted capital (sum of capital and surplus and asset valuation reserve) to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.



                                      14                      (Continued)

                       SECURITY EQUITY INSURANCE COMPANY

                         Notes to Financial Statements

===============================================================================

(10)     COMMITMENTS AND CONTINGENCIES

         The Company leases certain of its facilities under noncancellable leases which expire in August 1998. The future minimum lease obligations under the terms of the leases are summarized as follows:

         ========================================================================================
         Year ended December 31:
            1997                                                                    $ 84,600
            1998                                                                      58,600
         ----------------------------------------------------------------------------------------
                                                                                    $143,200
         ========================================================================================

         Rent expense totaled approximately $82,700, $83,900, and $50,700 in 1996, 1995, and 1994, respectively.

(11)     SUBSEQUENT EVENT

         Subsequent to December 31, 1996, a policyholder of the Company utilized the "free-look" option of their variable life contract which resulted in the return of approximately $13 million in contract deposits to the policyholder and the nonrealization of approximately $1.6 million in commissions and related expenses by the Company. The impact to the Company's net income and financial position is not significant. Management is maintaining continuing discussions with this policyholder to provide an opportunity to retain this business in 1997.

PROSPECTUS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
ISSUED BY SECURITY EQUITY LIFE INSURANCE COMPANY



SECURITY EQUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT 13


PROSPECTUS DATED MAY 1, 1997






                     SECURITY EQUITY LIFE INSURANCE COMPANY
                           84 BUSINESS PARK DRIVE
                                SUITE 303
                            ARMONK, NY  10504

                           TEL: (914) 273-1290

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT


                                    ISSUED BY


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                        84 BUSINESS PARK DRIVE, SUITE 303
                               ARMONK, NY  10504
                              TEL:(914) 273-1290


This Prospectus describes the Individual Flexible Premium Variable Life Insurance Contract (the "Contract") offered by Security Equity Life Insurance Company ("SELIC" or the "Company"). The Contract is designed to provide lifetime insurance protection to age 100 and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Contract. This flexibility allows a Contract Holder to provide for changing insurance needs under a single insurance Contract. A Contract Holder also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Contract provides for: (1) a Net Cash Value that can be obtained by surrendering the Contract; (2) Contract loans; and (3) a Death Benefit payable at the Insured's death. Contract Holders may also attach a rider that amends the Contract to instead provide insurance coverage on the lives of two Insureds, with proceeds payable upon the death of the last surviving Insured. As long as a Contract remains in force, the Death Benefit will not be less than the current Face Amount of the Contract. A Contract will remain in force so long as its Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Contract.

During the "Free Look" period, Net Premiums are allocated to the Money Market Division as specified in Appendix A. After the end of the "Free Look" period, Net Premiums may be allocated to one or more of the Available Divisions of the Separate Account or to the Fixed Fund. If Net Premiums are allocated to the Separate Account, the duration of the Contract and the amount of the Insurance Account Value will vary to reflect the investment performance of the Available Divisions selected by the Contract Holder, and depending on the Death Benefit option elected, the amount of the Death Benefit above the minimum may also vary with that investment performance. The Contract Holder bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Insurance Account Value.

Each Available Division of the Separate Account 13 will invest in one of the Underlying Portfolios shown in Appendix A. The accompanying Prospectuses for these portfolios describe the investment objectives and policies, and the risks of the portfolios. This Prospectus generally describes only the portion of the Contracts involving the Available Divisions of the Separate Account. For a brief summary of the Fixed Fund, see "The Fixed Fund.

It may not be advantageous to purchase a Contract as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another Flexible Premium Variable Life Insurance Contract. Within certain limits, a Contract Holder may return the Contract, or convert it to a Contract that provides benefits that do not vary with the investment results of Available Divisions by exercising the Conversion Right.

This Prospectus must be accompanied or preceded by the current prospectuses for the Underlying Portfolios listed in Appendix A.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Contracts are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

Please read this Prospectus carefully and retain it for future reference.

The date of this Prospectus is May 1, 1997.

                                                TABLE OF CONTENTS
                                                                                                   PAGE
Definitions                                                                                          6

Summary of Contract                                                                                 10
   Explanation of a Case                                                                            10
   Purpose of the Contract                                                                          10
   The Contract Holder and Beneficiary                                                              11
   Availability of the Contract                                                                     12
   Joint Insureds                                                                                   12
   Contract Values                                                                                  12
   The Separate Account                                                                             12
   Death Benefit                                                                                    13
   Premiums                                                                                         13
   Charges and Deductions                                                                           13
   Contract Loans                                                                                   15
   Surrender and Partial Withdrawals                                                                15
   Termination                                                                                      16
   Illustrations                                                                                    16
   Replacement of Existing Coverage                                                                 16
   Tax Considerations                                                                               16
   Free Look and Conversion Rights                                                                  17

Information About SELIC                                                                             17

The Separate Account                                                                                18

The Contract                                                                                        19
   Availability of Insurance Coverage                                                               19
   Evidence of Insurability                                                                         21
   Premiums                                                                                         21
   Contract Values                                                                                  23
   Transfers                                                                                        26
   Contract Loan Privilege                                                                          27
   Surrender and Partial Withdrawals                                                                29
   Death Benefits Under the Contract                                                                31

                                    -3-

                                                TABLE OF CONTENTS
                                                   (continued)
                                                                                                   PAGE
Charges and Deductions                                                                              36
   Premium Load                                                                                     36
   Daily Charges                                                                                    38
   Monthly Charges                                                                                  39
   Underwriting Charges                                                                             41
   Annual Charges                                                                                   42
   Other Charges                                                                                    42

Termination                                                                                         43
   Maturity Date                                                                                    43
   Termination for Insufficient Net Cash Value                                                      43
   Reinstatement of a Contract Terminated for Insufficient Value                                    44

The Fixed Fund                                                                                      44
   General Description                                                                              44
   Allocation of Amounts to the Fixed Fund                                                          45
   Fixed Fund Benefits                                                                              45
   Fixed Fund Insurance Account Value                                                               45
   Fixed Fund Transfers, Surrenders, Partial Withdrawals and Contract Loans                         47

Federal Income Tax Considerations                                                                   47

Additional Provisions of the Contract                                                               53
   Addition, Deletion, or Substitution of Investments                                               53
   Incontestability                                                                                 55
   Conversion Rights                                                                                55
   Misstatement of Age or Sex                                                                       55
   Suicide                                                                                          55
   Availability of Funds                                                                            56
   Entire Contract                                                                                  56
   Representations in Application                                                                   56
   Contract Application and Contract Schedules                                                      57
   Right to Amend Contract                                                                          57
   Computation of Contract Values                                                                   57
   Claims of Creditors                                                                              57
   Notice                                                                                           57
   Assignments                                                                                      58
   Construction                                                                                     58
   Severability                                                                                     58
   State Variations                                                                                 58

                                    -4-

                                                TABLE OF CONTENTS
                                                   (continued)
                                                                                                   PAGE
Unisex Requirements Under Montana Law                                                               58

Records and Reports                                                                                 58

Sale of the Contract                                                                                59

Voting Rights                                                                                       59

State Regulation of the Company                                                                     60

Management of the Company                                                                        61-63

Legal Matters                                                                                       64

Legal Proceedings                                                                                   64

Experts                                                                                             64

Additional Information                                                                              64

Financial Statements                                                                                64

Appendix A - Underlying Portfolios                                                                  A1

Appendix B - Contract Riders                                                                     B1-B7

Appendix C - Illustrations of Death Benefits and Net Insurance Account Value                    C1-C11

                                 DEFINITIONS

See Appendix B for modifications to Definitions in the event that riders are added to the Contract.

ATTAINED AGE: The Insured's Issue Age under the Contract plus the number of completed Contract Years.

APPLICATION: The application form that must be completed by any purchaser of the Contract, before the Contract can be issued.

AVAILABLE DIVISION: A Division of the Separate Account to which Net Premiums may be allocated or Separate Account Value or Fixed Fund Insurance Account Value may be transferred under the Contracts. Each Available Division invests exclusively in the shares of a corresponding Underlying Portfolio listed in Appendix A.

BENEFICIARY: The person(s), entity or entities named on SELIC's records to receive the insurance proceeds payable under the Contract after the Insured dies.

BORROWED FUND: An account established in SELIC's General Account for any amounts transferred from the Available Divisions and the Fixed Fund and held as collateral for Contract Loans. (See "Contract Loan Privilege").

CASE: A grouping of one or more Contracts connected by a non-arbitrary factor, presented to SELIC as a group. (An example of such a factor is a common employer for the Insureds under each Contract in the grouping). (See "Explanation of a Case").

CONTRACT: The Flexible Premium Variable Life Insurance Contract offered by SELIC that is described in this Prospectus.

CONTRACT ANNIVERSARY: An anniversary of the Contract Date. It marks the start of a new Contract Year.

CONTRACT DATE: The date used to begin calculating Monthly Charges and Annual Charges under the Contract. The Contract Date is shown in the Contract.

CONTRACT HOLDER: The owner of the Contract, as shown in the records of SELIC. All of the rights and benefits of the Contract belong to the Contract Holder, unless otherwise stated in the Contract.

CONTRACT LOAN: An amount borrowed by the Contract Holder from the Insurance Account Value of the Contract.

CONTRACT MONTH: Each one month period commencing on the Contract Date and on each Monthiversary thereafter.

CONTRACT YEAR: Each successive twelve month period starting on the Contract Date and on each Contract Anniversary thereafter.

DEATH BENEFIT:  The benefit payable to the Beneficiary when the Insured dies.

DEATH BENEFIT OPTION ACCUMULATION RATE: The rate at which Premiums are accumulated for purposes of calculating Death Benefit Option 3.

DIVISION: A sub-account of the Separate Account. Only Available Divisions (described in this Prospectus) are available for investment under the Contracts.

EMPLOYER: A corporation, partnership, sole proprietorship, association, trust, and other similar or related entity. Affiliated Employers are considered one Employer.

EXCESS PREMIUM: Any amount of Premium paid in a Contract Year over and above the Target Premium.

FACE AMOUNT: The amount of insurance under the contract, excluding any Supplemental Term Insurance Amount. The Initial Face Amount on the Issue Date is shown in the Contract. Thereafter, it may change in accordance with the terms of the Contract.

FIXED FUND: The portion of the Insurance Account Value allocated to the Company's General Account (excluding the Borrowed Fund).

GOVERNING JURISDICTION: The state or jurisdiction in which the Contract is delivered and whose laws govern its terms. The Governing Jurisdiction is set forth in the Contract.

HOME OFFICE: The principal administrative office of SELIC, which is located at 84 Business Park Drive, Suite 303, Armonk, NY 10504.

INITIAL NET PREMIUM: The Initial Premium paid under the Contract less the applicable Premium Load.

INITIAL PREMIUM:  The first Premium paid under the Contract.

INSURANCE ACCOUNT VALUE: The total amount that a Contract provides for investment at any time. It is equal to the total of the amounts credited to the Contract Holder in the Separate Account, the Fixed Fund, and the Borrowed Fund.

INSURED: The person whose life is insured under the terms of the Contract. The Insured is shown in the Contract.

ISSUE AGE:  The Insured's age at his/her nearest birthday as of the Contract
Date.

ISSUE DATE: The day the Initial Premium is received and accepted by SELIC. This is also the date that insurance coverage becomes effective. All Contract values based on the Separate Account are determined beginning on the Issue Date. The Issue Date is shown in the Contract.

MATURITY DATE: The date on which the Contract will mature. The Maturity Date is shown in the Contract.

MAXIMUM LOAN AMOUNT: The maximum amount of Insurance Account Value that can be borrowed by the Contract Holder under the Contract.

MINIMUM INSURANCE COVERAGE: The minimum amount of Total Insurance Coverage, which includes any Supplemental Term Insurance Amount, under the Contract. It is currently $25,000.

MINIMUM PREMIUM: The Minimum Premium is equal to the Minimum Net Premium plus any applicable Premium Load.

MINIMUM NET PREMIUM: The Minimum Net Premium at any time is equal to 12 times the Monthly Charges for the first month in the then current Contract Year.

MONTHIVERSARY: The first day of each Contract Month. It is the day as of which Monthly Charges are deducted from the Insurance Account Value. The Monthiversary and the Contract Date coincide, except in months in which the Monthiversary falls on a day which is not a Valuation Day. In such months, the Monthiversary is deemed to fall on the next Valuation Day. If any Monthiversary would fall on the 29th, 30th or 31st of a month that does not have that number of days, then the Monthiversary is deemed to be the last day of that month.

MONTHLY CHARGES: The Contract charges that are deducted monthly from Insurance Account Value. Monthly Charges include the Administration Charge, the Cost of Insurance Charge, any Monthly Charges for benefits provided by Contract rider, and any charges for special insurance class rating. (See "Charges and Deductions").

NET AMOUNT AT RISK:  The Net Amount at Risk is calculated on any
Monthiversary by subtracting the Insurance Account Value from the Death Benefit, discounted one month at a 4.00% assumed annual effective interest rate.

NET CASH VALUE: The Contract's Insurance Account Value minus any Contract Loan balance and interest accrued thereon and unpaid.

NET PREMIUM:  The amount of a Premium less applicable Premium Load.

PLANNED RENEWAL PREMIUM:   An amount of Premium, specified in the
Application, which the Contract Holder anticipates will be paid in each Contract Year after the first.

PREMIUM: Premiums are the payments made to SELIC under the Contract by the Contract Holder to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. Each Premium amount may consist of Target Premium, Excess Premium, or both.

PREMIUM LOAD: An amount deducted from each Premium prior to allocation of the Premium to the Separate Account and/or the Fixed Fund. Premium Load includes the Distribution Charge (comprised of a Premium Expense Load and a Commission Charge), a Premium Tax Charge and a DAC Tax Charge.

SELIC:  Security Equity Life Insurance Company, the issuer of the Contract.

SEPARATE ACCOUNT: A separate investment account established by the Board of Directors of SELIC to support the benefits payable under the Contract. Each Available Division of the Separate Account invests in a single corresponding Underlying Portfolio.

SEPARATE ACCOUNT VALUE: The portion of the Contract's Insurance Account Value invested in the Separate Account. It will be equal to the Contract's Insurance Account Value, less the total of amounts in the Borrowed Fund and in the Fixed Fund.

SUPPLEMENTAL TERM INSURANCE AMOUNT: The amount of insurance is provided by the Supplemental Term Insurance Rider, if any. This amount is shown in the Contract. The Supplemental Term Insurance Rider is described in Appendix B.

TARGET PREMIUM: An amount of Premium used to determine Premium Loads under the Contract. The annual Target Premium is based upon the Face Amount and is shown in the Contract. For Contracts with a Face Amount equal to the Minimum Face Amount, the Target Premium will be zero (0).

TOTAL INSURANCE COVERAGE: Total amount of insurance, including coverage provided by any Supplemental Term Insurance Rider under the Contract.

UNDERLYING PORTFOLIO: An investment portfolio, managed by one or more investment managers, the shares or units of which comprise the investment of an Available Division of the Separate Account.

VALUATION DAY: A day that is a regular business day of SELIC and that the New York Stock Exchange (or its successor) is open for trading. Each Valuation Day ends at the Valuation Time.

VALUATION TIME: The close of trading on the New York Stock Exchange (or any successor exchange), which is generally 4 p.m. Eastern Time.

VALUATION PERIOD: The period of time between Valuation Days. A Valuation Period begins immediately after the Valuation Time on the previous Valuation Day and ends as of the Valuation Time on the next succeeding Valuation Day.


                         SUMMARY OF THE CONTRACT

This summary provides a brief overview of the more significant aspects of the Contract and should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Further detail is provided in the Contract, the Application, and the prospectuses for the Underlying Portfolios. See Appendix B for modifications to this section in the event that riders are added to the Contract.

EXPLANATION OF A CASE

Every Contract issued by SELIC will be part of a Case. A Case is a grouping of one or more Contracts linked together by a non-arbitrary factor such as a
common Employer of each Insured under the Contracts.   SELIC in its sole
discretion will determine what constitutes a Case. A Case may have one Contract Holder (i.e., a single entity owns all the Contracts in the Case) or as many Contract Holders as there are Contracts in the Case. The Premium Load, Minimum Initial Premiums, and underwriting standards for an individual Contract are determined based on the characteristics of the Case to which the Contract belongs. (See "The Contract -- Charges and Deductions").

A Contract is the agreement between SELIC and the Contract Holder to provide benefits on the life of an Insured. Every Contract will belong to a Case. Each

Contract will be treated as an individual Contract, yet will also be linked to the Case it belongs for purposes of determining certain Contract features and charges.

PURPOSE OF THE CONTRACT

The Contract offers a means to obtain insurance protection relating to the life of a person in whom the Contract Holder has an insurable interest. A Death Benefit is payable to the applicable Beneficiary upon the death of the Insured so long as the Contract remains in force. The accumulated values and benefits under the Contract may be used by Contract Holders for any valid purpose. Unlike traditional life insurance, which provides a guaranteed Insurance Account Value, a Contract's Insurance Account Value will vary to reflect investment results of the Available Divisions and interest credited to the Fixed Fund.

Life insurance is not a short-term investment. Prospective Contract Holders should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

THE CONTRACT HOLDER AND BENEFICIARY

The Contract Holder is the individual or entity set forth in the Application, unless subsequently changed on the records of SELIC. The Contract Holder retains all rights and responsibilities of ownership pertaining to its interest in the Contract, including but not limited to, investment allocation, payment of Premiums, borrowing, taking partial withdrawals, and surrendering the Contract.

The Beneficiary is also named in the Application. The Contract Holder has the right to change a revocable Beneficiary with prior written notice to SELIC. The Beneficiary will receive all insurance benefits payable upon the death of the Insured. UNLESS THE INSURED IS NAMED AS CONTRACT HOLDER, OR THE
                       ------------------------------------------------------
CONTRACT HOLDER ASSIGNS THE RIGHT TO DESIGNATE THE BENEFICIARY TO THE
---------------------------------------------------------------------
INSURED, OR UNLESS OTHERWISE AGREED, THE INSURED HAS NO DIRECT OR INDIRECT
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INTEREST IN THE CONTRACT.
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The Contract is a long-term investment designed to provide a Death Benefit, and should only be purchased for purposes consistent with these features.
The Death Benefit and Net Cash Value under Contracts in a Case may be used to provide proceeds for various planning purposes. However, the Contracts are not liquid investments: partial withdrawals may be currently taxable; and Contract Loans and partial withdrawals may significantly affect current and future Death Benefit proceeds and Net Cash Value, and cause Contracts to lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). In addition, if the performance of the Available Divisions to which Insurance Account Value is allocated is not sufficient to provide proceeds for the specific planning purpose contemplated, or if insufficient premiums are paid or Contract values

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

maintained, then Contracts may not achieve the purpose for which they were purchased, or may lapse. (See "Termination -- Termination for Insufficient Net Cash Value"). Because the Contracts are designed to provide benefits on a long-term basis, before purchasing Contracts for a specialized purpose, a purchaser should consider whether the long-term nature of the Contract, and the potential impact of any contemplated Contract Loans and partial withdrawals, are consistent with the purpose for which the Contracts are being considered. Using the Contracts for a specialized purpose may have tax consequences. (See generally "Federal Income Tax Considerations," and in particular, "Other Tax Consequences.")


AVAILABILITY OF THE CONTRACT

The Contract is offered only to individuals, corporations, partnerships, sole proprietorships, associations, trusts, and other similar or related entities, which satisfy certain suitability standards. The Contract may be purchased to acquire insurance on the life of a person in whom the Contract Holder has an appropriate insurable interest. Failure to establish an insurable interest may result in adverse financial and tax consequences to the Contract Holder.

JOINT INSUREDS

A rider may be added to the Contract to provide coverage on the lives of two Insureds, with the Death Benefit payable on the death of the last surviving Insured. Most of the discussions in this Prospectus referencing a single Insured may also be read as though the single Insured were the two Insureds under a joint Contract. Certain discussions in the Prospectus are modified if a Joint and Last Survivor Rider is added to the Contract. (See Appendix B -- "Joint and Last Survivor Rider").

CONTRACT VALUES

Net Premiums are allocated to one or more Available Divisions and/or the Fixed Fund. To the extent Net Premiums are allocated to the Available Divisions, the Insurance Account Value will, and the Death Benefit may, vary with the investment performance of the chosen Available Divisions. To the extent Net Premiums are allocated to the Fixed Fund, the Insurance Account Value will accrue interest at a guaranteed minimum rate (see "The Fixed Fund"). To the extent that Net Premiums are allocated to the Available Divisions of the Separate Account, the Contract Holder bears the entire investment risk associated with the investments of the selected Available Divisions, and there is no guaranteed minimum Insurance Account Value.

THE SEPARATE ACCOUNT

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


Several Divisions of the Separate Account are available for allocation of Net Premiums paid under the Contract, subject to certain limitations set forth in the Contract. (See "The Contract -- Premiums"). A list of each Available Division --a Division of the Separate Account currently available under the Contract for allocation of Net Premiums and transfers -- is set forth in Appendix A of this Prospectus.

Each Available Division of the Separate Account invests its assets in shares or units of an Underlying Portfolio managed by one or more investment managers. Each Underlying Portfolio has a different investment objective, and is described in the prospectus for the Underlying Portfolio which accompanies this Prospectus.

In the future, Available Divisions may be added, and existing Available Divisions may be deleted. The Contract Holder will be notified in writing of any such change. (See "The Separate Account").

DEATH BENEFIT

Death Benefit proceeds are payable to the named Beneficiary when the Insured under the Contract dies. The Death Benefit payable under the Contract will depend upon the Death Benefit Option in effect for the Contract. So long as the Contract remains in force, the minimum death benefit under each Death Benefit Option will be at least equal to the current Face Amount of the Contract. (See "The Contract -- Death Benefits Under the Contract").

PREMIUMS

A Contract Holder will have considerable flexibility under a Contract as to both the timing and amount of Premiums. SELIC will not issue a Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount, which is equal to 12 times the Monthly Charges due under that Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of certain Contracts. Each subsequent Premium must be at least $50 per Contract. Subsequent Premiums may be paid at any time and in any frequency, subject to certain restrictions. (See "The Contract -- Premiums"). If the Initial Premium and subsequent Premiums prove to be too low, insurance coverage under the Contract may cease.

The initial Net Premium will be allocated during the Free Look period to the Money Market Division specified in Appendix A. After the Free Look period, Separate Account Value will be allocated among the Available Divisions of the Separate Account and the Fixed Fund according to the Contract Holder's instructions as specified in the Application or as subsequently changed prior to the end of the Free Look period.

Insurance Account Value may be transferred among the Available Divisions of the Separate Account and the Fixed Fund by written request, subject to certain restrictions. Amounts may be transferred by dollar amounts or by percentages. (See "The Contract -- Transfers").

CHARGES AND DEDUCTIONS

Certain charges are deducted from Premiums and from Insurance Account Value under the Contract. For a more detailed discussion of the charges deducted under the Contract, see "Charges and Deductions." For additional information regarding the investment advisory fees and operating expenses of the Underlying Portfolios, see the accompanying prospectuses for these portfolios.

A Premium Load is deducted from the Initial Premium and from each subsequent Premium paid, prior to allocation to the Separate Account or the Fixed Fund. The Premium Load includes a Distribution Charge (which consists of a Premium Expense Load and a Commission Charge), a Premium Tax Charge (which will be made for any applicable state premium taxes), and the DAC Tax Charge.

The Distribution Charge is equal to a maximum of 30% of Premiums paid during the first Contract Year up to one Target Premium (and 2% of first year Premiums thereafter), and declines as a percentage of Premiums paid in Contract Years 2-10 (to a maximum of 10% of Premiums paid during each Contract Year up to a Target Premium; and 2% of Premiums thereafter); Contract Years 11-15 (to a maximum of 8% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter), and Contract Years 16 and thereafter (a maximum of 4% of Premiums paid during each Contract Year up to a Target Premium and 2% of Premiums thereafter).

The Premium Tax Charge reflects the state premium taxes imposed under the Contract. The DAC Tax Charge is equal to 1% of all Premiums paid in all Contract Years.

A Daily Charge for mortality and expense risks assumed by SELIC under the Contract is calculated and deducted daily as a percentage of the Insurance Account Value attributable to each Division of the Separate Account. Currently, this Daily Charge is equal to 0.35% on an annual basis; it is guaranteed not to exceed 0.50% on an annual basis.

Monthly Charges are deducted directly from the Insurance Account Value as of the Contract Date and on each Monthiversary thereafter. Monthly Charges include an Administration Charge of $4.50 per month (guaranteed not to exceed $8.00 per month)
and a charge for the cost of insurance provided under the Contract. Monthly Charges also include any charges for additional benefits provided by Contract rider and charges for a special class rating, if applicable.

SELIC will deduct an Underwriting Charge, not to exceed $100, on the Issue Date for Contracts issued on a medically underwritten basis, and on any Monthiversary following any medical underwriting in connection with certain Contract changes. This charge changes if a Joint and Last Survivor Rider is added to the Contract. See Appendix B. SELIC may reduce or waive the Underwriting Charge under certain circumstances.

On each Contract Anniversary the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year. The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

No charges are currently made to the Separate Account for federal, state or local taxes that SELIC incurs which may be attributable to the Separate Account. However, SELIC may impose such a charge in the future to provide for any tax liability of the Separate Account.

Investment advisory fees and operating expenses of each Underlying Portfolio are paid by such portfolio, and are reflected in the Separate Account Value of a Contract.

At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.

CONTRACT LOANS

The Contract Holder may obtain a Contract Loan under the Contract on any Monthiversary. There is a maximum amount that may be borrowed, and interest will be charged for any amount borrowed in accordance with the Contract Loan interest rate option selected by the Contract Holder in the Application or as subsequently changed. (See "Contract Loan Privilege").

Contract Loans are deducted from the amount payable on surrender of the Contract and are also deducted from any Death Benefit proceeds. Contract Loan interest accrues

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

daily, and if it is not repaid each year, it is capitalized and added to the Contract Loan. Depending upon the investment performance of the Available Divisions and the amounts borrowed, Contract Loans may cause a Contract to lapse. If the Contract lapses with a Contract Loan outstanding, adverse tax consequences may result. A Contract Loan may also have other Federal income tax consequences. (See "Federal Income Tax Considerations").

SURRENDER AND PARTIAL WITHDRAWALS

While the Insured is alive, the Contract may be surrendered at any time for its Net Cash Value upon written request to SELIC's Home Office. To the extent that the Insurance Account Value is allocated to the Available Divisions of the Separate Account, SELIC does not guarantee any minimum Net Cash Value. Partial withdrawals of Net Cash Value are permitted, subject to certain restrictions. (See "The Contract - Surrender and Partial Withdrawals").

A surrender or partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

TERMINATION

The Contract does not automatically terminate for failure to pay subsequent Premiums. However, the Contract may terminate prior to its Maturity Date if there is insufficient Net Cash Value to pay Monthly Charges. (See "Termination").

ILLUSTRATIONS

Illustrations in this prospectus or used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only, and should not be deemed to be a representation of past or potential investment performance. Actual rates of return may be more or less than those in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, a prospective Contract Holder should consider whether changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another insurance contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace the coverage is based solely on a comparison of contract illustrations.

TAX CONSIDERATIONS

SELIC intends for the Contract to satisfy the definition of life insurance contract under section 7702 of the Internal Revenue Code. Under certain circumstances, a Contract may be a "modified endowment contract" under federal tax law, depending upon the amount of payments made in relation to the death benefit provided under the Contract. SELIC will monitor Contracts and will attempt to notify a Contract Holder on a timely basis if his or her Contract is in jeopardy of becoming a modified endowment contract. The status under the Internal Revenue Code of Contracts issued with a Supplemental Term Insurance Rider, or a Joint and Last Survivor Rider, is less clear. For further discussion of the tax status of a Contract and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Federal Income Tax Considerations."

FREE LOOK AND CONVERSION RIGHTS

In most states, the Contract may be canceled at any time within 10 days after it is received by the Contract Holder, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or within 45 days after the date of the Application, whichever is later. The Contract must be returned to SELIC at its Home Office along with written notice of cancellation. If the Contract is canceled, it will be as though the Contract had never been issued. A refund will be paid if the Contract is canceled. The refund will equal any Premium(s) paid, minus any partial withdrawals taken and any Contract Loans together with accrued but unpaid Contract Loan interest.

Once issued and as long as the Contract is in force, a Contract Holder may during the first 24 months transfer all of the Insurance Account Value out of the Separate Account and into the Fixed Fund, and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. (See "Additional Provisions of The Contract - Conversion Rights").


                            INFORMATION ABOUT SELIC

SELIC is a stock life insurance company domiciled in New York. It is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a life insurance company domiciled in Missouri.

SELIC was established in 1983 as a wholly-owned subsidiary of Security Mutual Life Insurance Company of New York. It was purchased by General American on December 31, 1993.

General American commenced operations in 1933 as a stock company and was converted to a mutual company in a process that ended in 1946. General American is principally engaged in issuing individual and group life and health insurance contracts and annuity products. It is admitted to do business in 49 states, the District of Columbia, and 10 Canadian provinces. The principal offices of General American are located in St. Louis, Missouri.

SELIC is admitted to sell life insurance and annuities in 40 states and the District of Columbia. SELIC concentrates on sales of corporate owned life insurance products in all of these jurisdictions and sales of individual products to residents of New York.


                             THE SEPARATE ACCOUNT

Security Equity Life Insurance Company Separate Account 13 (the "Separate Account") was established by SELIC as a Separate Investment Account on December 30,1994. The Separate Account will receive and invest the Net Premiums paid under this Contract and allocated to it. In addition, the Separate Account may receive and invest Net Premiums for other flexible premium variable life insurance contracts that might be issued by SELIC.

The Separate Account is currently divided into a number of Divisions. Not all Divisions are available for allocation of Net Premiums and transfers under the Contract. Each Available Division invests exclusively in shares of an Underlying Portfolio listed in Appendix A. Both realized and unrealized gains or losses and income from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or from any other business SELIC may conduct.

Obligations to Contract Holders and Beneficiaries that arise under the Contract are obligations of SELIC. SELIC owns the assets of the Separate Account. Those assets will only be used to support variable life insurance contracts and for any other purposes permitted by applicable laws and regulations. The portion of the assets of the Separate Account equal to the reserves and other contract liabilities with respect to the Separate Account will not be charged with liabilities that arise from any other business SELIC may conduct. SELIC may, however, transfer from the Separate Account to its General Account assets that exceed the reserves and other contract liabilities in respect of the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Separate Account meets the definition of a "separate account" under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices of the Separate Account, the Contracts, or SELIC by the Commission.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES OF ANY UNDERLYING PORTFOLIO WILL BE ACHIEVED.

Detailed information concerning the investment objectives, techniques and restrictions pertaining to each Underlying Portfolio, and the expenses, investment advisory services, and risks attendant to allocating Insurance Account Value to each Underlying Portfolio, can be found in the current prospectus with respect to each Underlying Portfolio, which accompanies this Prospectus, and the current Statement of Additional Information for each Underlying Portfolio. Such information has been prepared by the Underlying Portfolio or the investment company of which it is a part, and SELIC is not responsible for preparing this information. The Underlying Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Premium payments or transfers among the Available Divisions.

Not all of the investment portfolios described in the accompanying prospectuses are necessarily available under the Contract. Moreover, SELIC cannot guarantee that each Underlying Portfolio will always be available for the Contract. In the unlikely event that an Underlying Portfolio becomes unavailable, SELIC will attempt to secure the availability of a comparable Underlying Portfolio. Shares and units of each Underlying Portfolio are purchased and redeemed at Net Asset Value, without a sales charge.

One or more of the Underlying Portfolios are available for investment by both variable life insurance and variable annuity separate accounts. It is conceivable that in the future it may be disadvantageous for both variable life and variable annuity separate accounts to invest simultaneously in an Underlying Portfolio that sells its shares to both types of separate accounts. The Board of Directors or Trustees of such Underlying Portfolios, the respective investment advisers of each Underlying Portfolio, and SELIC are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events of conflicts. Material conflicts could arise from such things as changes in state insurance laws, changes in federal income tax laws, changes in the investment management of an Underlying Portfolio, or differences in the voting instructions given by variable annuity contract owners and variable life insurance contract owners. In the event of a material irreconcilable conflict, SELIC will take steps necessary to protect our Contract Holders. This could include discontinuance of investment in an Underlying Portfolio.


                                THE CONTRACT

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

The Contract is a flexible premium variable life insurance contract that provides insurance on the life of an Insured. A Contract may be sold together with other related Contracts forming a Case. See Appendix B for modifications to this Section in the event that a Joint and Last Survivor Rider and/or a Supplemental Term Insurance Rider is added to the Contract.

AVAILABILITY OF INSURANCE COVERAGE

To be eligible for insurance under the Contract, a prospective Insured must on the Contract Date:

(1)   be at least 20 years of age and no more than 85 years of age;

(2) have elected or consented to be an Insured (if required by SELIC or the Governing Jurisdiction); and

(3) have satisfied any necessary underwriting requirements of SELIC (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

A Contract can be issued if the Contract Holder:

(1) provides SELIC with the data it requires including, but not limited to the prospective Insured's name, address, social security number, sex, date of birth, smoker/nonsmoker status, and citizenship (SELIC may also require submission of related documents that have been completed by the prospective Insured);

(2) requests Total Insurance Coverage at least equal to the Minimum Insurance Coverage for an Insured;

(3)   designates the Beneficiary under the Contract; and

(4)   pays the initial Minimum Premium for the first Contract Year.

Insurance coverage generally begins on the Issue Date for the Contract. Temporary life insurance coverage may be provided under the terms of a temporary insurance agreement. In accordance with SELIC's underwriting rules, temporary life insurance coverage may not exceed the greater of $100,000 or two times the Premium paid, and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any Death Benefit under such temporary coverage will only be paid if the Insured meets SELIC's usual and customary underwriting standards for the applied-for coverage under the Contract (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge").

As provided for under state insurance law, a Contract Holder, to preserve insurance age of the Insured, may be permitted to backdate the Contract. In no case may the Contract Date be more than six months prior to the date that the Application was completed. If any Contract in a Case is backdated, then all Contracts in the Case must be backdated to the same date. Monthly Charges for the backdated period will be deducted as of the Contract Date, and each Monthiversary thereafter.

For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

EVIDENCE OF INSURABILITY

SELIC may require medical evidence of insurability for any Contract that does not meet SELIC's guaranteed issue or simplified issue standards when the Contract is issued. (See "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charge"). Medical evidence of insurability may also be required for any transaction that increases the Net Amount at Risk for the Contract. Transactions that increase the Net Amount at Risk may include but are not limited to: payment of subsequent Premiums, change of Death Benefit Option, change of Face Amount, partial withdrawals, and reinstatement of a Contract.

For modifications to this section for Joint Insureds, see Appendix B -- Last Survivor Rider.

PREMIUMS

Premiums are the payments made to SELIC under the Contract to purchase insurance on the life of the Insured and to contribute to the Insurance Account Value of the Contract. All Premiums are payable to SELIC at its Home Office. A Premium Load is deducted from any Premium received by SELIC prior to its allocation to the Separate Account or to the Fixed Fund. The resulting amount is the Net Premium. The applicable Premium Load percentage depends upon the Case to which the Contract belongs, whether the Premium consists of Target Premium or Excess Premium, and the Contract Year in which the Premium is paid. (See "Charges and Deductions -- Premium Load).

Premiums may consist of Target Premium, Excess Premium or both. The Target Premium depends upon the Insured's Issue Age, sex, underwriting class and Face Amount. The Target Premium for the initial Face Amount is determined to be the level annual premium payable to age 100 for a level death benefit that under guaranteed cost of insurance rates and guaranteed policy expense charges and a 4.00% net interest rate (after the M&E charge) the cash value will accumulate to equal the initial Face Amount at age 100. The Target Premium is determined on the Issue Date. It is not recalculated if there is an increase in the Face Amount. It is recalculated if there is a decrease in the Face Amount, but only if the new Face Amount is below the initial Face Amount.

SELIC has the right to refund promptly any amount of Premium paid if necessary to keep the Contract in compliance with state and federal laws, including federal income tax laws. In particular, if a Contract Holder pays Premium amounts during the first Contract Year significantly in excess of the Planned Renewal Premium, SELIC reserves the right to refund promptly part or all of such excess if applicable state insurance law restricts the amount of commissions that would otherwise be payable to the writing agent in connection with part or all of such Premium amounts.

SELIC will not issue the Contract unless it receives a Premium payment at least equal to the initial Minimum Premium amount. The initial Minimum Premium under the Contract is equal to twelve times the Monthly Charges due under the Contract in the first Contract Month, plus any applicable Premium Load. SELIC may, in its sole discretion, require a reduced initial Minimum Premium in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributor of the Contracts, or selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street.

After the Initial Premium has been received and accepted by SELIC, the Contract Holder may pay subsequent Premiums on any Valuation Day provided that each subsequent Premium is at least $50 per Contract. All payments received by SELIC from the Contract Holder will be credited to the Contract as Premiums, unless the Contract Holder specifies that such payments are Contract Loan repayments. Subsequent Premiums may cause a Contract that was not classified as a "modified endowment contract" to become classified as such a contract. SELIC will take steps to monitor subsequent Premiums, and will notify a Contract Holder if a subsequent Premium, or a portion thereof, would cause a Contract to become a modified endowment contract. (See "Federal Income Tax Considerations -- Modified Endowment Contracts").

ALLOCATION OF NET PREMIUMS: Generally, the initial Net Premium will be credited to the Money Market Division of the Separate Account and the Insurance Account Value will begin to vary with investment experience on the Valuation Day next following receipt of the initial payment at the Home Office. However, in situations where SELIC receives the initial payment with the application and underwriting is required, then the payment will be held on deposit in SELIC's General Account until underwriting is completed and the Contract is issued (the Issue Date). Any Net Premiums received during the Free Look period will be allocated to the Money Market Division. At the end of such period, Separate Account Value will be allocated to or among any of the Available Divisions and the Fixed Fund, in accordance with the Contract Holder's allocation instructions set forth in the Application, or as subsequently changed prior to the end of the Free Look period. No allocation or transfer instructions received from the Contract Holder in the Application or during the Free Look period will be acted upon until the Free Look period has expired. The duration of the Free Look period depends upon the law of a Contract's Governing Jurisdiction. The Free Look period under a Contract will expire after the number of days provided for in the applicable Governing Jurisdiction's Free Look period has elapsed following the date the Contract is delivered to the Contract Holder, as evidenced by a signed delivery receipt or certified mail return receipt, or if later, 10 days after SELIC mails or personally delivers the Notice of Withdrawal Right to the Contract Holder, or 45 days after the Application is signed. Transfer of money to the Available Divisions and, or the Fixed Fund specified by the Contract Holder will occur at the expiration of the Free Look period.

Net Premiums received after the Free Look period expires will be allocated among the Available Divisions and the Fixed Fund in accordance with the Contract Holder's instructions. Net Premiums that are received prior to the Valuation Time on any Valuation Day will be allocated as of the date they are received. Net Premiums received after such time will be allocated on the next Valuation Day.

The maximum number of Available Divisions to which the Contract's Separate Account Value may be allocated at any one time is five; amounts can also be allocated to the Fixed Fund. If no instructions accompany a Premium, the resulting Net Premium will be allocated to the Available Divisions and the Fixed Fund in the same proportions as stated in the most recently recorded Premium allocation instructions SELIC received from the Contract Holder.

The allocation of subsequent Premiums may be changed at any time upon SELIC's receipt of written notice from the Contract Holder.

PREMIUMS TO PREVENT LAPSE: If the Contract is in danger of lapsing because the Net Cash Value is insufficient to pay the Monthly Charges for the Contract on a Monthiversary, the amount of Premium that must be paid to prevent lapse will be equal to three times the Monthly Charges then due plus any applicable Premium Load. (See "Termination -- Termination for Insufficient Cash Value"). SELIC will send a notice to a Contract Holder when such Premiums are required to keep the Contract in force.

PREMIUMS TO REINSTATE A CONTRACT: When a Contract has lapsed due to insufficient Net Cash Value, the amount of Premium that must be paid to reinstate insurance coverage will be equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value). When the Contract has terminated, SELIC will send a notice specifying the Premiums that are required to be paid to reinstate the Contract.

CONTRACT VALUES

The Insurance Account Value of the Contract is equal to the total amounts of the Insurance Account Value in each Available Division of the Separate Account, the Insurance Account Value in the Fixed Fund, and the Insurance Account Value in the Borrowed Fund.

The Insurance Account Value allocated to each Available Division is measured in "Accumulation Units." The value of an Accumulation Unit is determined as of the Valuation Time on each Valuation Day. The value of any unit will vary from Valuation Day to Valuation Day to reflect the investment performance of the Available Division applicable to that Accumulation Unit.

The value of an Accumulation Unit in each Available Division is arbitrarily set at $1.00 on the first Valuation Day for that Available Division. The value of any Accumulation Unit on any subsequent Valuation Day is equal to its value on the preceding Valuation Day multiplied by that Available Division's Net Investment Factor for the Valuation Period. The Net Investment Factor for an Available Division for a Valuation Period equals the "gross investment rate" for such period plus one and minus the Mortality and Expense Risk Charge for that Valuation Period.

The "gross investment rate" of an Available Division for any Valuation Period is equal to the net earnings of that Available Division during the Valuation Period, divided by the value of the total assets of that Available Division at the beginning of the Valuation Period. The net earnings of each Available Division during a Valuation Period are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Available Division, reduced by any amount charged against that Available Division for premium taxes or other governmental charges paid or reserved by SELIC during that Valuation Period.

The "gross investment rate" and net earnings of each Available Division will be determined by SELIC in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

Transactions which require the crediting and canceling of Accumulation Units will be processed as of the Valuation Time on the Valuation Day in which the transaction is effected. Premium payments, and requests for Contract Loans, withdrawals, transfers, or any other transaction, received in proper form before the Valuation Time on a Valuation Day will be effected as of the Valuation Time on the day that the Premium payment, or transaction request, is received. Premium payments, and transaction requests, received in proper form after the Valuation Time on a Valuation Day, will be effected as of the Valuation Time of the following Valuation Day.

The Insurance Account Value in the Money Market Division on the Issue Date is equal to the Premium paid on that date, less any applicable Premium Load less:

(1)   Cost of Insurance Charges;

(2)   Administration Charges;

(3) Any charges that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(4)   Underwriting Charges, if any; and

(5)   Charges for Special Insurance Class Rating, if any.

The Insurance Account Value in each Available Division as of the Valuation Time on any subsequent Valuation Day is equal to the Insurance Account Value in that Available Division on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to that Available Division;

(2) Any amounts transferred to that Available Division from another Available Division, the Fixed Fund or the Borrowed Fund; and

(3) Any increase in value of the Available Division's investments due to investment results (net of Daily Charges);

and less:

(1) Any amounts transferred from that Available Division to another Available Division, the Fixed Fund or the Borrowed Fund;

(2) Any decrease in the value of the Available Division's investments due to investment results net of Daily Charges;

(3) The Cost of Insurance Charges allocated to that Available Division (deducted only on a Monthiversary);

(4) The Administration Charges allocated to that Available Division (deducted only on a Monthiversary);

(5) Any partial withdrawals taken from such Contract and allocated to that Available Division;

(6) Any charges allocated to that Available Division that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(7)   Any Underwriting Charges allocated to that Available Division;

(8) Any charges for Special Insurance Class Rating allocated to that Available Division (deducted only on a Monthiversary); and

(9) Any other charges allocated to that Available Division as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction." For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

For description of the Insurance Account Value in the Fixed Fund and the Borrowed Fund, see "The Contract -- The Fixed Fund" and "Contract Loan Privilege."

TRANSFERS

The Contract provides that all or part of the Insurance Account Value (except amounts in the Borrowed Fund) may be transferred between or among Available Divisions and the Fixed Fund on any Valuation Day subject to the following limitations:

(a) The Insurance Account Value cannot be allocated to more than five Available Divisions and the Fixed Fund at any one time;

(b)   Transfer requests must be in writing and in a form acceptable to SELIC;

(c) Except as described below, only one transfer is permitted in each Contract Year;

(d) SELIC reserves the right to limit the amount of any transfer. Transfers from or among the Available Divisions must be in amounts of at least $500, or, if smaller, the Insurance Account Value in an Available Division; and

(e) Transfers to the Fixed Fund may be limited. Insurance Account Value in the Fixed Fund after any transfer to the Fixed Fund may be no greater than the amount specified in the Contract. (See "The
      Fixed Fund -- Allocation of Amounts to the Fixed Fund").

Transfers from the Fixed Fund are also subject to the following limitations:

(a) The transfer must be made in the 30 day period following a Contract Anniversary; and

(b) The amount transferred may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer.

Transfers may be requested by dollar amount or whole percentage. SELIC will execute a transfer only upon receipt of a properly executed transfer request. Written confirmation of each transfer will be sent to the Contract Holder.

Notwithstanding the above limitations, which are set forth in the Contract, SELIC will, as a matter of administrative practice, allow up to 12 transfers per year between or among Available Divisions. Contract Holders will be notified in advance if this administrative practice is changed or eliminated. For purposes of calculating the number of transfers requested in any Contract Year, all transfer requests received on the same Valuation Day will be counted as one transfer request. Transfers effected in connection with Contract Loans will not be counted for purposes of the limitations on the amount or frequency of transfers permitted in each Contract Year.

CONTRACT LOAN PRIVILEGE

The Contract Holder may request a loan against the Contract. The Contract must be assigned to the Company as the sole security for the Contract Loan.
A Contract Loan may take place on any Valuation Day. An amount equal to the amount borrowed will be transferred from the Separate Account and the Fixed Fund to the Borrowed Fund. The Borrowed Fund is a portion of SELIC's General Account reserved for amounts held as collateral for Contract Loans. A Contract Loan from, or secured by, the Contract may have federal income tax consequences. In particular, if the Contract is a

"modified endowment contract" loans may be currently taxable and subject to a 10% penalty tax. (See "Federal Income Tax Considerations").

SOURCE OF CONTRACT LOAN: Insurance Account Value equal to each Contract Loan will be transferred to the Borrowed Fund, reducing the Insurance Account Value in the Separate Account and the Fixed Fund. Unless other specific instructions are received from the Contract Holder, the Contract Loan will be taken from the Available Divisions of the Separate Account and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

The maximum total of Contract Loans for each Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with interest accrued but unpaid; and

(3)   Contract Loan interest charges until the next Contract Anniversary.

If a Contract Loan is requested that would cause this maximum to be exceeded, SELIC will not process the request.

CONTRACT LOAN INTEREST: Contract Loan interest accrues daily and is due on each Contract Anniversary. If it is not paid when due, the Contract Loan interest will be added to the Contract Loan and, as part of the Contract Loan, will bear the same interest rate. Any Contract Loan interest capitalized on a Contract Anniversary will be treated as if it was a new Contract Loan and will be transferred from the Available Division of the Separate Account and Fixed Fund in proportion to the Insurance Account Value therein.

A fixed Contract Loan interest rate option or a variable Contract Loan interest rate option may be elected. This option may be changed by the Contract Holder on any Contract Anniversary. Written notice of the change must be received at SELIC's Home Office no more than 90 days nor less than 30 days prior to such Contract Anniversary. The Contract Loan interest rate options are as follows:

Fixed Contract Loan Interest Rate.  If a Fixed Contract Loan Interest Rate
---------------------------------
option is selected and a Contract Loan is outstanding, a fixed Contract Loan interest rate of 6.00% will be assessed annually in arrears and added to the Contract Loan principal on the Contract Anniversary.

Variable Contract Loan Interest Rate.  On each Contract Anniversary, SELIC
------------------------------------
will declare the Variable Contract Loan Interest Rate that will apply to outstanding Contract Loans for the next Contract Year. This rate will equal the higher of a) or b), where a) is the Monthly Average of the Composite Yield on Corporate Bonds as published by Moody's Investor Service, Inc. (or, if it is no longer published, a substantially similar average) for the calendar month ending two months before the Contract Year begins, and b) is 4.50%. If the rate calculated according to this formula is not at least .50% higher than the rate in effect for the previous year, SELIC will not increase the rate. If the rate calculated is at least .50% lower than the rate in effect for the previous year, SELIC will decrease the rate.

If the Variable Contract Loan Interest Rate option is selected, SELIC will inform the Contract Holder of the current Variable Contract Loan Interest Rate at the time a Contract Loan is made. The current Variable Contract Loan Interest Rate can be changed by SELIC on any Contract Anniversary, but the rate will never exceed the maximum Contract Loan interest rate permitted by the law of the Governing Jurisdiction.

INTEREST ON BORROWED FUND: Interest will be credited to amounts held in the Borrowed Fund as collateral for Contract Loans. This rate of interest credited on the Borrowed Fund will be at least equal to an annual effective rate of 4.00%.

For the Fixed Contract Loan Interest Rate option, the rate of interest credited on the Borrowed Fund is currently set equal to 5.65%. If a Variable Contract Loan Interest Rate option is chosen, SELIC currently anticipates that the rate of interest credited on the Borrowed Fund will equal the Variable Contract Loan Interest Rate less a "loan interest spread" of .35%. This "loan interest spread" is guaranteed never to exceed .50%. The Borrowed Fund crediting rate may not be changed more frequently than annually. Any change in the Borrowed Fund crediting rate for the Contract will be effective on a Contract Anniversary. The Contract Holder will be notified in advance of any such change.

Interest credited to the Borrowed Fund will be transferred to the Available Divisions of the Separate Account and Fixed Fund on each Contract
Anniversary. The amount so transferred will be allocated among the Available Divisions of the Separate Accounts and Fixed Fund in proportion to the Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

If Contract Loan interest due for the previous Contract Year has not been paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the

Contract Loan interest due and unpaid for the previous Contract Year, and the interest credited to the Borrowed Fund during the previous Contract Year.

On any given day the Insurance Account Value in the Borrowed Fund will be equal to the Insurance Account Value in the Borrowed Fund on the previous day plus:

(1) Any new amounts transferred to the Borrowed Fund from the Separate Account and Fixed Fund due to new Contract Loans and/or capitalized Contract Loan Interest; and

(2)   Any interest credited to the Borrowed Fund.

and less:

(1) Any amounts transferred from the Borrowed Fund to the Separate Account and/or Fixed Fund due to Contract Loan repayments or the transfer of interest credited to the Borrowed Fund on a Contract
      Anniversary.

REPAYMENT: All funds received by SELIC will be credited to the Contract as Premiums unless clearly designated as a Contract Loan repayment by the Contract Holder.

All or part of the Contract Loan plus accrued Contract Loan interest may be repaid at any time while the Contract is in force.

Any repayment of a Contract Loan will result in the transfer of values equal to the repayment out of the Borrowed Fund and the application of those values to the Available Divisions of the Separate Account and Fixed Fund. Unless other specific instructions are received from the Contract Holder, these values will be applied to the Separate Account's Available Divisions and the Fixed Fund in proportion to the amount of the Contract Holder's then current Insurance Account Value in each Available Division of the Separate Account and Fixed Fund.

SURRENDER AND PARTIAL WITHDRAWALS

At any time during the lifetime of the Insured and while the Contract is in force, the Contract may be surrendered for its Net Cash Value on any Valuation Date. The Contract Holder must request a surrender in writing and in a form acceptable to SELIC. On surrender, SELIC will pay to the Contract Holder in a single sum the Contract's Net Cash Value as of the Valuation Day during which a proper surrender request is received. A Contract's Net Cash Value is the Insurance Account Value less any outstanding Contract Loan and accrued and unpaid Contract Loan interest. If a proper surrender request is received on a Monthiversary, then Monthly Charges will not be deducted on that Monthiversary. A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations"). Once the Contract is surrendered, SELIC's obligations under the Contract will cease. (See "Termination").

The Contract Holder may also request partial withdrawals of Net Cash Value from one or more Available Divisions and the Fixed Fund. The withdrawal must be requested by the Contract Holder in writing on a form acceptable to SELIC. Unless other specific instructions are received from the Contract Holder, the withdrawal will be taken from each Available Division and the Fixed Fund in proportion to the Contract Holder's then current Insurance Account Value in each Available Division and the Fixed Fund. (See "The Fixed Fund").

Surrender and partial withdrawal proceeds will generally be paid to the Contract Holder within seven days. (See "Additional Provisions of the Contract -- Availability of Funds" and "The Fixed Fund").

The Contract Holder may withdraw any amount of at least $1,000 per withdrawal and up to the Contract's maximum withdrawal amount. The maximum withdrawal amount for the Contract is equal to the Insurance Account Value less the sum of the following:

(1)   The Minimum Net Premium for the current Contract Year;

(2) The outstanding Contract Loan amount together with the unpaid accrued Contract Loan interest on the Contract Loan amount; and

(3) Contract Loan interest on the Contract Loan amount until the next Contract Anniversary.

Partial withdrawals may increase the Net Amount at Risk, resulting in higher Cost of Insurance Charges under the Contract.

The Death Benefit and Face Amount may be adjusted at the time a partial withdrawal is taken, based on the amount withdrawn, the Death Benefit Option then in effect for the Contract, and the Insurance Account Value. If the Face Amount is reduced, the reduction in Face Amount for Death Benefit Option 1 or Death Benefit Option 3 will be equal to the amount of the withdrawal. The Total Insurance Coverage remaining after the partial withdrawal may not be less than the Minimum Insurance Coverage. A partial withdrawal request that would reduce the Total Insurance Coverage below this minimum will not be effected. If the Face Amount reflects previous Face Amount increases at the time of a partial withdrawal which causes a reduction in Face Amount, then partial withdrawals will be applied first to reduce the Initial Face Amount, and then to each Face Amount increase in order, starting with the first increase

A partial withdrawal that decreases the Face Amount of the Contract will result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

A partial withdrawal may have Federal income tax consequences. (See "Federal Income Tax Considerations").

Split Dollar Exception: Notwithstanding the above limitations, SELIC will, as a matter of administrative practice, at the time of a split dollar rollout, allow the owner of a Death Benefit Option 3 Contract, the option of reducing the accumulated Premiums before reducing the Face Amount. If the withdrawal is greater than the accumulated Premiums, a reduction in Face Amount will occur for the amount in excess of the accumulated Premiums.

DEATH BENEFITS UNDER THE CONTRACT

If the Insured dies while the Contract is in force, a Death Benefit is payable to the Beneficiary when SELIC receives due proof of death and any other requirements are satisfied. The amount of the Death Benefit payable depends on the Death Benefit Option selected for the Contract by the Contract Holder and in effect on the date of death of the Insured, and is adjusted for outstanding Contract Loans and unpaid charges. (See "Payment of Death Benefits"). The amount of the Death Benefit will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the Application or as subsequently changed. The Death Benefit under each Death Benefit Option will never be less than the Contract's Face Amount as long as the Contract remains in force. For modifications to this Section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider."

DEATH BENEFIT OPTIONS: The Contract Holder may select one of the following Death Benefit Options:

Option 1:   The Face Amount in effect at the date of death;

Option 2:   The Face Amount plus the Insurance Account Value in effect at the date of death; or

Option 3:   The Face Amount in effect at the date of death, plus the
            accumulated Premiums paid under the Contract up to the date of death. In calculating the Death Benefit under this option, the Premiums are accumulated from the date such Premiums were credited to the Insurance Account Value to the date of death, at a rate equal to the Death Benefit Option
            Accumulation Rate shown in the Contract. This rate, which is selected by the Contract Holder and subject to approval by SELIC, may be as low as 0%, and does not have a maximum cap.
            A higher Death Benefit Option Accumulation Rate will result in higher Cost of Insurance Charges under a Contract.

To ensure that the Contract will qualify as life insurance under the Internal Revenue Code, the Total Insurance Coverage will never be less than the Minimum Death Benefit. The Minimum Death Benefit is equal to the Insurance Account Value on the date of death multiplied by the appropriate Minimum Death Benefit Factor as set forth in the Contract. Currently SELIC calculates the Minimum Death Benefit Factor in accordance with Section 7702(a)(1) of the Internal Revenue Code ("The Cash Value Accumulation Test"). In the future SELIC may offer Contracts that will use Minimum Death Benefit Factors and Premium limitations calculated in accordance with Section 7702(a)(2) of the Internal Revenue Code ("The Guideline Premium Test"). Once a Contract is issued complying with either "The Cash Value Accumulation Test" or "The Guideline Premium Test" that test and the Minimum Death Benefit Factors will be employed throughout the life of the Contract.

A table of representative Minimum Death Benefit Factors follows:

==============================================================================
                        MINIMUM DEATH BENEFIT FACTORS
------------------------------------------------------------------------------
                                                 UNISEX
                        AGE                     UNISMOKE
==============================================================================
                        25                        5.79
------------------------------------------------------------------------------
                        30                        4.93
------------------------------------------------------------------------------
                        35                        4.18
------------------------------------------------------------------------------
                        40                        3.55
------------------------------------------------------------------------------
                        45                        3.03
------------------------------------------------------------------------------
                        50                        2.60
------------------------------------------------------------------------------
                        55                        2.25
------------------------------------------------------------------------------
                        60                        1.97
------------------------------------------------------------------------------
                        65                        1.74
------------------------------------------------------------------------------
                        70                        1.56
==============================================================================

Under Death Benefit Option 1 and Death Benefit Option 3, positive investment performance (if any) will be reflected in Insurance Account Value, but not in the Death Benefit, unless the Death Benefit equals the Minimum Death Benefit. Under Death Benefit Option 2, the amount of Death Benefit will always vary as the Insurance

Account Value varies, but will never be less than the Face Amount. In general, if Death Benefit Option 2 is selected, positive investment performance (if any) will be reflected in the Death Benefit.

Subject to certain limitations, the Contract Holder may change the Death Benefit Option for the Contract while the Contract is in effect by notifying SELIC in writing. If SELIC approves the change, it will take effect on the next Contract Anniversary that is at least 30 days after all the required information has been provided to SELIC. The Cost of Insurance Charges for the Contract will be adjusted to provide for the change. No such change will be effective if the Insured dies before the effective date of the change.

Changing the Contract's Death Benefit Option may result in either an increase or decrease in the Face Amount. If the Face Amount increases, SELIC may require satisfactory evidence of insurability. If the Face Amount decreases, the order in which the Face Amount is reduced is assessed in the same manner as a decrease in Face Amount. (See "Face Amount").Any change in the Death Benefit Option will not be effected if it would result in Total Insurance Coverage that is less than the Minimum Insurance Coverage of the Contract. SELIC also reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended.

A change in the Death Benefit Option will not result in an immediate change in the amount of a Contract's Death Benefit or Insurance Account Value. If a Contract is changed from Death Benefit Option 1 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change less the Insurance Account Value on the effective date of the change. If a Contract is changed from Death Benefit Option 3 to Death Benefit Option 2, then the Face Amount will equal the Face Amount prior to the change plus the accumulated Premiums less the Insurance Account Value on the effective date of the change. If a Contract is changed from Option 2 or Option 3 to Option 1, then the Face Amount will equal the Death Benefit on the effective date of the change. SELIC may require satisfactory evidence of insurability if the Contract is changed from Option 2 or Option 3 to Option 1. If a Contract is changed from Option 1 to Option 3, then the Face Amount will equal the Face Amount prior to the change less the accumulated Premiums on the effective date of change. If a Contract is changed from Option 2 to Option 3, then the Face Amount will equal the Death Benefit less the accumulated Premiums on the effective date of the change.

A change in Death Benefit Option may affect monthly Cost of Insurance Charges, because the amount of this charge varies with a Contract's Net Amount at Risk. Assuming the Death Benefit is not equal to the Minimum Death Benefit, changing from Option 2 or Option 3 to Option 1 will generally decrease Net Amount at Risk, and therefore decrease Cost of Insurance Charges, on Monthiversaries following the effective date of the change. Changing from Option 1 or Option 3 to Option 2 will generally result in a Net Amount at Risk that remains level; however, under Option 2, Cost of Insurance Charges will increase over time, because cost of insurance rates generally increase with the age of the Insured. Finally a change from Option 1 or Option 2 to Option 3 will result in a Net Amount at Risk that will vary based upon the frequency and amount of Premium payments, as well as the rate at which the Premiums are accumulated. Under Option 3, more frequent and higher premium payments as well as a higher Death Benefit Option Accumulation Rate generally will result in a higher Net Amount at Risk, and therefore higher Cost of Insurance Charges.

FACE AMOUNT: The Minimum Face Amount under a Contract is $10,000. The minimum Total Insurance Coverage is $25,000. The Initial Face Amount and Supplemental Term Insurance Amount will be set forth in the Application. The Contract Holder may, subject to approval of SELIC, change the Face Amount. The Contract Holder must request the change by notifying SELIC in writing, and SELIC reserves the right to require satisfactory evidence of insurability, which may include a medical examination. If SELIC approves the change, it will take effect on the next Contract Anniversary which is at least 30 days after all the required information has been provided to SELIC. A partial withdrawal may also reduce the Face Amount under a Contract. (See "The Contract -- Surrender and Partial Withdrawals"). Decreases in Face Amount cannot reduce the Total Insurance Coverage to less than the Minimum Insurance Coverage. No such change will be effective if the Insured dies before the date of such change. SELIC reserves the right not to effect a requested change in Face Amount if the change would result in the Contract not satisfying the requirements of the Internal Revenue Code of 1986, as amended. The Net Cash Value immediately following the increase in Face Amount must be sufficient to cover Monthly Charges to be deducted on the next Monthiversary. If Net Cash Value will not be sufficient, an additional Premium will be necessary before the increase in Face Amount will be effected.


If the Face Amount is decreased, and the Contract's Face Amount before the change in Death Benefit Option reflects previous Face Amount increases, then the Face Amount reduction will result first in the reduction of the Face Amount provided by the most recent increase, then the next most recent increase successively, and finally the Initial Face Amount.

A decrease in the Face Amount of the Contract will also result in a recalculation of the Target Premium, and generally will decrease the Target Premium for future Contract Years.

Additional insurance coverage may be available under one or more riders to the Contract, including a Supplemental Term Insurance Rider. (See Appendix B
- "Supplemental Term Insurance Rider"). Under certain circumstances, SELIC may offer Contracts through which insurance coverage is provided primarily through the Supplemental Term Insurance Rider. Because insurance coverage under such riders may be purchased through deductions from Available Divisions and/or the Fixed Fund that are not taken into account in determining Target Premium, there may not be additional Premium Load associated with this coverage. There may be circumstances in which it will be to the Contract Holder's economic advantage to include a significant portion or percentage of coverage under the Supplemental Term Insurance Rider. These circumstances depend on many factors, including the Premium levels and amount and duration of coverage, as well as the age (and, where applicable, sex, smoker status, and/or risk classification) of the Insured. As discussed above, SELIC reserves the right to refund promptly certain Premium amounts paid during the first Contract Year in excess of Planned Renewal Premium amounts. (See "The Contract -- Premiums"). In such cases, SELIC will generally agree to accept such Premium amounts provided that the Contract Holder elects to convert a portion of the Face Amount, as determined by SELIC, to coverage under a Supplemental Term Insurance Rider. Contract Holders should contact their agent for additional information.

A change in Face Amount may have Federal income tax consequences. (See "Federal Income Tax Considerations").

PAYMENT OF DEATH BENEFIT: The amount of any Death Benefit payable is adjusted as follows:

(1) By deducting the amount of any unpaid Monthly Charges against the Insurance Account Value to the date of death (See "Charges and Deductions");

(2) By deducting the amount of any Contract Loans outstanding against the Insurance Account Value on the date of death plus accrued but unpaid interest on such Contract Loans on the date of death (See
      "The Contract -- Contract Loan Privilege"); and

(3)   By deducting the amount of any unpaid charges provided by rider.

The Death Benefit will usually be paid in a lump sum within seven days of the date due proof of the Insured's death is received by SELIC at its Home Office and any other requirements are satisfied. Payment of any amount of Death
Benefit based upon the Separate Account may be delayed, however, during any period that:

(1) The New York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

(2)   The SEC determines that a state of emergency exists.

Settlement of any amounts not based upon the Separate Account will be made not more than six months after due proof of death is received. Interest on Death Benefits will be credited as prescribed by law. Payment of a Death Benefit may be deferred by a separate written agreement between SELIC and the Contract Holder or Beneficiary, subject to SELIC's approval. In such cases, the interest that will be credited will be at least 1.00% per annum.

BENEFICIARY: The Contract Holder may name or change the Beneficiary by sending written notice to SELIC. A Beneficiary may be revocable or irrevocable. An irrevocable Beneficiary may not be changed without his or her consent, and consent is also required prior to the Contract Holder's exercise of certain other rights. There may be different classes of Beneficiaries, such as primary and secondary. These classes set the order of payments. There may be more than one Beneficiary in a class. The Beneficiary designation in effect on the Issue Date is stated in the Contract Application and in any related documents which are attached to and made a part of the Contract.

                           CHARGES AND DEDUCTIONS

Certain charges will be deducted by SELIC from Premiums and from Insurance Account Value as compensation for providing the insurance benefits under the Contract, for administering the Contract, for assuming certain risks, and for incurring certain expenses in distributing the Contract. A prospective purchaser may request personalized hypothetical illustrations of the Contract's Insurance Account Value and Death Benefits. Such hypothetical illustrations will reflect the effect of the charges and deductions under the Contract and may assist a prospective purchaser in understanding the operation of the Contract.

PREMIUM LOAD

Before crediting a Premium to the Available Divisions and/or the Fixed Fund, a Premium Load, consisting of a Distribution Charge, a DAC Tax charge and a Premium Tax Charge, is deducted from that Premium. Premium Load is expressed as a percentage of Premium; the percentage depends upon whether the Premium is Target

Premium or Excess Premium, on the Contract Year during which the Premium is paid, and on the Issue Age of the Insured.

DISTRIBUTION CHARGE: The Distribution Charge, which is a sales load, is comprised of a Premium Expense Load and a Commission Charge.

The Premium Expense Load will be deducted from each Premium and will equal a percentage of the Premium. The percentage will be determined based on the sum of the Initial Premiums for all Contracts in a Case, in accordance with the following table:

         SUM OF THE INITIAL PREMIUMS
        OF ALL CONTRACTS IN THE CASE               PREMIUM EXPENSE LOAD
        ----------------------------               --------------------
            Less than $250,000                            2.00%
            $250,000 - $999,999                           1.50%
            $1,000,000 and more                           1.25%

A Commission Charge will be deducted from Premiums paid in each Contract Year up to the Target Premium amount. There is no Commission Charge on any Excess Premium amount paid during a Contract Year. The Commission Charge on Premiums paid in a Contract Year up to the Target Premium amount is based upon the Issue Age of the Insured and the Contract Year as follows:

                        COMMISSION CHARGES DURING CONTRACT YEAR
                        ---------------------------------------
                                            Commission Charge
                       ---------------------------------------------------------
            For          Contract Year     Contract Years      Contract Years
        Issue Ages            1                 2-10               11-15
        ----------            -                 ----               -----
         20 - 51            28.00%             8.00%               6.00%
         52 - 59            28.00%             6.33%               4.00%
         60 - 67            28.00%             4.66%               4.00%
         68 - 80            19.00%             4.00%               4.00%
         81 - 85            13.00%             4.00%               4.00%


For all Issue Ages the Commission Charge will be 2.00% for Year 16 and thereafter.

For Single Premium Payments, the maximum Commission Charge will be 6.00% of Premium paid. Single Premium Payments are the excess of the Premium received in the first Contract Year over Planned Renewal Premium. Failure to pay Planned Renewal Premium will not automatically result in lapse of the Contract.

The Distribution Charge is intended to compensate SELIC for its expenses in the distribution of the Contracts, including sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities. To the extent that those expenses are not recovered from the Distribution Charge, those expenses may be recovered from other sources, including profit, if any, the mortality and expense risk charge and mortality gains. In accordance with applicable SEC regulations, Distribution Charge amounts will not exceed nine percent of the sum of the "guideline annual premiums" that would be paid during the period equal to the lesser of 20 years or the anticipated life expectancy of the Insured based on the 1980 Commissioners Standard Ordinary Mortality Table, as defined in such regulations.

For modifications to this section for Joint Insureds, see Appendix B -- "Joint and Last Survivor Rider." For modifications to this section with the addition of a Term Rider, see Appendix B -- Supplemental Term Rider Insurance.

PREMIUM TAX CHARGE: SELIC also deducts from each Premium a Premium Tax Charge approximately equal to the taxes that are based on such Premium received under the Contract and that are imposed on SELIC by the state in which the Contract Holder resides or by the state in which the Insured resides. In general, for Cases with one Contract Holder and with less than 500 Contracts, this charge will be determined as to any Contract in accordance with the law of the state in which the Contract Holder resides. For Cases with a greater number of Insureds and one Contract Holder, the amount of the charge as to any Contract will be determined in accordance with the law of the state in which the Insured resides. State premium tax rates currently range from .75% to 5.00%.

DAC TAX CHARGE: SELIC also deducts from each Premium a charge for federal income taxes, equal to 1.00%, which compensates SELIC for an increased federal tax burden resulting from the receipt of Premiums under Section 848 of the Internal Revenue Code. This charge for federal income taxes is reasonable in relation to SELIC's federal tax burden under Section 848 resulting from the receipt of Premiums under the Contracts.

DAILY CHARGES

MORTALITY AND EXPENSE RISK CHARGE: Each Division of the Separate Account is assessed a Mortality and Expense Risk Charge, which will never exceed an annual effective rate of 0.50% of the Contract's Separate Account Value attributable to that Division. Currently, the amount of this charge is an annual effective rate of 0.35% of the Separate Account Value, which is equivalent to 0.000957233% of the Separate Account Value attributable to the Division on a daily basis.

The charge, which is designed to compensate SELIC for the mortality and expense risks it assumes under the Contract, is deducted on a daily basis from the Separate Account's assets.

The mortality risk assumed by SELIC under the Contract is that Insureds may, on average, live for shorter periods of time than estimated and therefore that the Cost of Insurance Charges specified in the Contract will be insufficient to meet actual claims. The expense risk assumed by SELIC under the Contract is the risk that other expenses of issuing and administering the Contract and operating the Separate Account will be greater than the charges imposed under the Contract to cover such expenses. If the money collected from the Mortality and Expense Risk Charge is not needed to cover these risks, it will be SELIC's gain and will be used for any proper purpose. Conversely, if the money collected is insufficient to cover these risks, SELIC will absorb any loss.

MONTHLY CHARGES

As of the Contract Date and on each Monthiversary thereafter, Monthly Charges will be deducted from each Available Division and the Fixed Fund. Monthly Charges consist of the Administration Charge, the Cost of Insurance Charge, charges for additional benefits provided by Contract rider, and charges for
Special Insurance Class Rating, if any.   These charges will be deducted from
each Available Division and the Fixed Fund in proportion to the Insurance Account Value attributable to each Available Division and the Fixed Fund.

ADMINISTRATION CHARGE: On each Monthiversary, a charge is deducted to compensate SELIC for administrative expenses. The current amount of this charge is $4.50 per month per Contract. This charge may change, but is guaranteed not to exceed $8.00 per month per Contract. The Administration Charge is assessed to reimburse SELIC for the expenses associated with the administration and maintenance of the Contract and the Separate Account. SELIC does not expect to profit from this charge.

COST OF INSURANCE CHARGE: A deduction for SELIC's cost of insurance protection is made on each Monthiversary and, unless otherwise specified by the Contract Holder, will be based on unisex and unismoke rates. The cost of insurance rates generally increase as the Insured's Attained Age increases. SELIC also offers rates, upon a Contract Holder's request, that vary based on the sex (except Contracts sold in Montana; See "Unisex Requirements Under Montana Law") and smoker class of the Insured. However, any variation by sex and/or smoker class must be applied on a consistent basis for all Contracts in the applicable Case.

The Cost of Insurance Charge is determined by multiplying the applicable cost of insurance rate by the Net Amount at Risk each Contract Month. Any change in the Net

Amount at Risk will affect the total Cost of Insurance Charges deducted from the applicable Insurance Account Value. Since the Net Amount at Risk may not be constant, the charge could vary monthly.

The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates, as well as the rates used for Federal income tax purposes, are based on the 1980 Commissioners Standard Ordinary (CSO) Mortality Tables, Age Nearest Birthday that correspond to the applicable sex and smoker blend under the Contract. Current Cost of Insurance Charges may be lower and may be changed. The current Cost of Insurance Charges for the Contract Year are shown in the Contract Holder's annual statement.

SELIC may offer insurance coverage up to $1 million on a guaranteed issue or simplified issue basis under Contracts that meet all the following requirements:

1)    The Case to which the Contract belongs has at least 25 Insureds;

2) Each Insured under the Contracts in the applicable Case must at the time of issue be actively at work for a common Employer for a minimum of 1,000 hours annually;

3) 100% of "eligible persons," defined in a manner acceptable to SELIC, must be named as an Insured under the applicable Case;

4) The Face Amount, and any Supplemental Term Insurance Amount, for each Contract in the applicable Case must be determined in all years by a formula acceptable to SELIC;

5) The Face Amount increases, including any increases in Supplemental Term Insurance Amount, in any given year for any Contract in the applicable Case cannot exceed 10% and the cumulative increase in any Face Amount cannot exceed the smaller of the initial Total Insurance Coverage or $1,000,000;

6) The Contract Holder, Insured and Beneficiary of each Contract in the applicable Case must be either an entity domiciled in the United States or a United States citizen; and

7) The Insured under each Contract in the applicable Case must be between the ages of 20 and 65.

For Simplified Issue Contracts, SELIC requires that certain medical information regarding the prospective Insured be provided in the Application.

SELIC will also offer Contracts on a medically underwritten basis. In these situations, the rating of an Insured will affect the cost of insurance rates. SELIC will offer medically underwritten Contracts on a standard and substandard rating basis. Standard rates will, in general, be less than substandard rates.

For Contracts with applications dated prior to April 29, 1996 and issued on a guaranteed issue or simplified issue basis the Cost of Insurance Charges will vary only by the Attained Age of the Insured. For Contracts with applications dated on or after April 29, 1996 and issued on a guaranteed issue basis the Cost of Insurance Charges will vary only by the Attained Age of the Insured but for Contracts issued on a simplified issue basis the Cost of Insurance Charges will vary by the Issue Age and the number of completed Contract Years under the Contract. For all Contracts issued on a medically underwritten basis the Cost of Insurance Charges will vary by the Issue Age and the number of Completed Contract Years under the Contract. In general cost of insurance rates under Contracts that are issued on a guaranteed issue basis will be greater than cost of insurance rates on Contracts issued on a Simplified Issue basis, which will be greater than cost of insurance rates on Contracts that are issued on a standard medically underwritten basis.

SELIC may require medical underwriting for any transaction that increases its Net Amount at Risk. If any medical underwriting has taken place, an Insured's rate class may affect the guaranteed and current cost of insurance rate applicable to that Insured, but not the cost of insurance rate applicable for Federal income tax purposes which for all Contracts will be equal to 100% of the applicable 1980 CSO table.

Each Insured is placed in a rate class when SELIC issues a Contract, based on the Case to which the Contract belongs and underwriting information, including medical underwriting, if any. When an increase in Face Amount is requested, SELIC reserves the right: (i) to accept or reject the request, with or without obtaining additional underwriting information; and (ii) to obtain additional underwriting information, including medical underwriting, before approving the increase to determine whether a different rate class would apply to the increase. If the Insured's rate class at the time of the increase has declined since the last change in coverage, and SELIC approves the change in coverage, then the lower rate class will be applied to the Face Amount increase only. If the Insured's rate class at the time of the increase has improved since the last change in coverage, then the improved rate class will be applied to the Total Insurance Coverage provided under the Policy.

ADDITIONAL INSURANCE BENEFITS AND SPECIAL INSURANCE CLASS RATINGS: Subject to certain requirements, one or more riders may be added to a Contract.
These riders and the charges associated therewith are described in Appendix B to this Prospectus. (See "Additional Provisions of the Contract -- Entire Contract"). Deductions will be made on each Monthiversary for applicable charges for any additional benefits provided by Contract rider.

Deductions will also be made on each Monthiversary for any applicable Special Insurance Class Rating Charges, which are imposed under the Contract if a Contract is issued on a substandard basis. These charges are set forth in the Contract.

UNDERWRITING CHARGES

An Underwriting Charge of up to $100 will be deducted from the Insurance Account Value on the Issue Date if the Contract is issued on a medically underwritten basis. Medically underwritten Contracts, for purposes of deducting this charge, are all Contracts other than those issued on a guaranteed issue or simplified issue basis (see "Charges and Deductions -- Monthly Charges -- Cost of Insurance Charges"). SELIC also reserves the right to deduct an Underwriting Charge of up to $100 from the Contract's Insurance Account Value on any Monthiversary following a Contract Month in which medical underwriting has taken place due to an increase in SELIC's Net Amount at Risk with respect to the Contract. The Underwriting Charge is assessed to reimburse SELIC for the expenses associated with the underwriting of the Contract. SELIC does not expect to profit from this charge.

SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or through banks that have entered into written sales agreements with Walnut Street. Any reduction in or waiver of the Underwriting Charge is reflected in the Contract.

The Underwriting Charge will be deducted from the Available Divisions and the Fixed Fund in proportion to Insurance Account Value attributable to each Division and the Fixed Fund.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

ANNUAL CHARGES

On each Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund is: (i) reduced by Contract Loan interest due and unpaid for the previous Contract Year; and (ii) increased by the interest credited to the Borrowed Fund during the previous Contract Year.
The net result is that if Contract Loan interest is not paid when due, then on the Contract Anniversary, the Insurance Account Value attributable to the Separate Account and Fixed Fund will be reduced by the difference between the Contract Loan interest due and unpaid for the previous Contract Year and the interest credited to the Borrowed Fund during the previous Contract Year.

OTHER CHARGES

TAXES AND OTHER GOVERNMENTAL CHARGES: SELIC does not currently make any charges against the Divisions of the Separate Account for Federal, state or local taxes attributable to them. However, SELIC may in the future impose such a charge to provide for any tax liability of the Separate Account.

FEES AND EXPENSES OF UNDERLYING PORTFOLIOS: The value of an Accumulation Unit of each Separate Account Division that invests in shares or interests of an Underlying Portfolio will reflect the expenses incurred by that Underlying Portfolio. The Underlying Portfolio's expenses will include its investment management fee and its operating expenses. The management fees and operating expenses of each Underlying Portfolio are set forth in the accompanying prospectus for such underlying Portfolio.

ILLUSTRATIVE REPORT FEE: At the Contract Holder's request, SELIC will provide an illustrative report in addition to the reports it customarily provides. Depending upon the type and complexity of the requested report, SELIC may charge a reasonable fee not to exceed $50.00 per report. (See "Records and Reports"). This fee must be paid by the Contract Holder separately and will not be considered a Premium payment.


                               TERMINATION

The Contract terminates on the earliest to occur of the following:

(1) The end of the Grace Period following any Monthiversary in which the Net Cash Value for the Contract is insufficient to pay the Monthly Charges (See "Termination for Insufficient Net Cash Value," below);

(2)   The surrender of the Contract by the Contract Holder;

(3)   The Maturity Date of the Contract; or

(4)   The fulfillment of all of SELIC's obligations under the Contract.

MATURITY DATE

No insurance coverage will be effective on or after the Maturity Date, which is the Contract Anniversary on which the Insured reaches Attained Age 100. If the Insured is living and the Contract is in force on the Maturity Date, the Net Cash Value will be paid to the Contract Holder, the Contract will terminate, and the liability of SELIC under the Contract will cease.

For modifications to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

TERMINATION FOR INSUFFICIENT NET CASH VALUE

A Contract will not terminate automatically for failure to pay a subsequent Premium. However, if the Net Cash Value is not sufficient to cover the Monthly Charges due with respect to a Contract on any Monthiversary, then the Grace Period begins. This Grace Period begins on the Monthiversary on which the Monthly Charges are due. The Grace Period ends 61 days from that Monthiversary or, if later, 61 days after the date SELIC mails a written notice to the Contract Holder at the last known address shown on SELIC's records. This notice will state the Premium amount needed to keep the Contract in force. During the Grace Period, the insurance coverage under the Contract will continue in effect.

To continue the Contract's insurance coverage in force, the Contract Holder must make a Premium payment before the Grace Period ends at least equal to three times the Monthly Charges due when the Grace Period began, plus Premium Load.

The Contract will terminate without value (and therefore the insurance coverage will cease) at the end of the Grace Period if such amounts are not paid.

REINSTATEMENT OF A CONTRACT TERMINATED FOR INSUFFICIENT VALUE

A Contract that has terminated for insufficient Net Cash Value may be reinstated within five years from the date of Contract termination. The Contract Holder must request the reinstatement in a form acceptable to SELIC and pay the reinstatement Premium, which must be at least equal to the Monthly Charges due and unpaid at the time of lapse, plus three times the Monthly Charges due at the time of reinstatement, plus any applicable Premium Load. Medical evidence of insurability will be required for reinstatement, and the Insured must be living on the date the reinstatement becomes effective.

For Modification to this Section for Joint Insureds see Appendix B -- Joint and Last Survivor Rider.

                               THE FIXED FUND

Amounts invested in the Fixed Fund become part of the general assets of SELIC held in SELIC's General Account. SELIC invests the assets of the General Account in accordance with applicable state insurance laws. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

This Prospectus describes a flexible premium variable life insurance contract. This Prospectus together with the accompanying prospectuses for the Underlying Portfolios, is generally intended to serve as a disclosure document only for the aspects of the Contract relating to the Separate Account. For complete details regarding the Fixed Fund, see the Contract itself.

GENERAL DESCRIPTION

The General Account consists of all assets owned by SELIC, other than those in the Separate Account and other separate accounts. Subject to applicable law, SELIC has sole discretion over the investment of the assets of the General Account.

The allocation of amounts to the Fixed Fund does not entitle a Contract Holder to share in the investment experience of the General Account. Instead, SELIC guarantees that the Insurance Account Value in the Fixed Fund will accrue interest at a rate of at least 4.00%, compounded annually, independent of the actual investment experience of the General Account.

The Borrowed Fund is also part of the General Account. (See "The Contract -- Contract Loan Privilege").

ALLOCATION OF AMOUNTS TO THE FIXED FUND

At Contract issue, SELIC will determine the maximum percentage of the non-borrowed Insurance Account Value that may be allocated, either initially or by transfer, to the Fixed Fund. This maximum percentage is set forth in the Contract (the "maximum allocation percentage"). The ability to allocate Net Premiums or to transfer Insurance Account Value to the Fixed Fund may not be made available or may be limited in accordance with the terms of the Contract. SELIC may, from time to time, adjust the maximum allocation percentage. Such adjustments may not be uniform to all Contracts. Subject to this maximum, a Contract Holder may elect to allocate Net Premiums to the Fixed Fund, the Separate Account, or both. Subject to this maximum, the Contract Holder may also transfer the Insurance Account Value from the Available Divisions of the Separate Account to the Fixed Fund.

FIXED FUND BENEFITS

If the Contract Holder allocates all Net Premiums only to the Fixed Fund and makes no transfers, partial withdrawals, or Contract Loans, the entire investment risk under the Contract will be borne by SELIC.

FIXED FUND INSURANCE ACCOUNT VALUE

Net Premiums allocated to the Fixed Fund are credited to the Insurance Account Value. SELIC bears the full investment risk for these amounts and guarantees that interest credited to each Contract Holder's Insurance Account Value in the Fixed Fund will not be less than a rate of at least 4.00% per year, compounded annually. SELIC may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.00% per year, and might not do so. ANY INTEREST CREDITED ON THE CONTRACT'S INSURANCE ACCOUNT VALUE IN THE FIXED FUND IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF SELIC. THE CONTRACT HOLDER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.00% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the value in the Borrowed Fund. The value in the Fixed Fund will be calculated on each Monthiversary of the Contract.

SELIC guarantees that, on each Valuation Date, the Insurance Account Value in the Fixed Fund will be the amount of the Net Premiums allocated or Insurance Account Value transferred to the Fixed Fund, plus interest at the rate of 4.00% per year, plus any excess interest which SELIC credits and any amounts transferred into the Fixed Fund, less the sum of all Contract charges allocable to the Fixed Fund and any amounts deducted from the Fixed Fund in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

On any given day the Insurance Account Value in the Fixed Fund will be equal to the Insurance Account Value in the Fixed Fund on the prior Valuation Day plus:

(1)   Any new Net Premium allocated to the Fixed Fund;

(2) Any amount transferred to the Fixed Fund from an Available Division or the Borrowed Fund; and

(3)   Any interest credited to the Fixed Fund;

and less:

(1) Any amount transferred from the Fixed Fund to an Available Division or the Borrowed Fund;

(2) The Cost of Insurance Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(3) The Administration Charges allocated to the Fixed Fund (deducted only on a Monthiversary);

(4) Any partial withdrawals taken from such Contract and allocated to the Fixed Fund;

(5) Any charges allocated to the Fixed Fund that are deducted from the Insurance Account Value for benefits provided by Contract riders;

(6)   Any Underwriting Charges allocated to the Fixed Fund;

(7) Any charges for Special Insurance Class Rating allocated to the Fixed Fund (deducted only on a Monthiversary); and

(8) Any other charges allocated to the Fixed Fund as stated in the Contract.

For more information regarding the charges and expenses deducted under the Contract, see "Charges and Deduction". For more information regarding the impact that Contract Loans can have on Insurance Account Value and Net Cash Value, see "The Contract -- Contract Loan Privilege."

FIXED FUND TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS

Prior to the Maturity Date, amounts may be transferred from the Fixed Fund to the Available Divisions or partially withdrawn from the Fixed Fund.
Transfers from the Fixed Fund are subject to the following restrictions:

(a) The transfer must be made in the 30-day period following a Contract Anniversary; and

(b) The amount transferred in any Contract Year may be no larger than 25% of the Insurance Account Value in the Fixed Fund on the date of the transfer or withdrawal.

Contract Loans and partial withdrawals may also be made from the Contract's Insurance Account Value in the Fixed Fund, subject to the conditions and restrictions on Contract Loans and partial withdrawals described above. (See "The Contract -- Contract Loan Privilege" and "The Contract -- Surrender and Partial Withdrawals").

Transfers, surrenders, and partial withdrawals payable from the Fixed Fund and the payment of Contract Loans allocated to the Fixed Fund may be delayed for up to six months. However, if payment is deferred for 30 days or more, SELIC will pay interest at the rate of 2.50% per year for the period of the deferment. Amounts from the Fixed Fund used to pay Premiums on Contracts with SELIC will not be delayed.


                       FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Contracts and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon SELIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Service.

1. TAX STATUS OF THE CONTRACT: Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Contract is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Contract features, the absence of final regulations, and lack of other pertinent interpretations of Section 7702, thus creates some uncertainty about the application of Section 7702 to the Contract.

      Nevertheless, SELIC believes that the Contract generally qualifies as a life insurance contract for federal tax purposes. Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether a Contract with a joint and last survivor or a term rider added will, in all cases, meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of
      Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

      If it is subsequently determined that a Contract does not satisfy
      Section 7702, SELIC will take whatever steps it deems are appropriate and reasonable to cause a Contract to comply with
      Section 7702. For these reasons, SELIC reserves the right to modify the Contract as necessary to attempt to qualify a Contract as a life insurance contract under Section 7702.

      Section 817(h) of the Code requires the investments of the Separate Accounts to be "adequately diversified" in accordance with Treasury Regulations for the Contract to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Contract as life insurance. If the Contract does not qualify as life insurance you may be subject to immediate taxation on the incremental increases in Insurance Account Value of the Contract. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and SELIC believes it complies fully with such requirements. In connection with the issuance of the diversification regulations, the Treasury
      Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the contract owner rather than the insurance company, to be treated as the owner of the assets in the separate account. If a Contract Holder is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Holder's gross income.

      Though no Regulations on the subject of an owner's control of the investments of a separate account have been issued since the Regulations specifying the diversification requirements were issued, informal guidance is available from certain private letter rulings issued by the Internal Revenue Service to individual taxpayers. The ownership rights under the Contract are different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined the owners were not owners of separate account assets. For example, a Contract Holder has additional flexibility in allocating premium payments and cash values. These differences could result in the Contract Holder being treated as the owner of a pro rata share of the assets of the Separate Accounts. In addition, SELIC does not know what standards will be set forth in any regulations or additional rulings which the Treasury might issue. SELIC therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Holder from being considered the owner of a pro rata portion of the assets of the Separate Accounts or to otherwise qualify the Contract for favorable tax treatment.

      The following discussion assumes that each Contract will qualify as a life insurance contract for Federal income tax purposes.

2. TAX TREATMENT OF CONTRACT BENEFITS: SELIC believes the death benefit under the Contract should generally be excludable from the gross income of the Beneficiaries under Section 101(a)(1) of the Code.

      Many changes or transactions involving a Contract may have tax consequences, depending on the circumstances. Such changes include but are not limited to the exchange of the Contract, a change in a Contract's Face Amount, a change of ownership, the payment of a subsequent premium, a partial withdrawal from a Contract, a complete surrender of a Contract, an assignment, a Contract Loan, or a Contract lapse with an outstanding Contract Loan. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstance of each Contract Holder or Beneficiary. A competent tax adviser should be consulted for further information.

      Generally, the Contract Holder will not be deemed to be in constructive receipt of the Insurance Account Value including increments thereof, under the Contract until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, the Contract(s) should generally be determined on a Contract by Contract basis. (See "Multiple Contracts," below).

      Such tax consequences further depend on whether the Contract from which the distribution is made or Contract Loan is taken is classified as a "modified endowment contract" under Section 7702A. However, upon a complete surrender or lapse of any Contract, if the amount received plus the amount of Indebtedness exceeds the total investment in the Contract, the excess will generally be treated as ordinary income subject to tax.

3. MODIFIED ENDOWMENT CONTRACTS: A Contract may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided in respect of such Contract. The premium limitation rules for determining whether a Contract is a modified endowment contract are complex. In general, a Contract will be a modified endowment contract if the accumulated premiums paid at any time during the first seven years after the Contract is established exceeds the sum of the net level premiums which would have been paid on or before such time if the future benefits provided in respect of the Contract were deemed to be paid-up after the payment of seven level annual premiums.

      In addition, if the benefits or rights associated with a Contract are "materially changed," it may cause such Contract to be treated as a modified endowment contract. The material change rules for determining whether a Contract is a modified endowment contract are also complex. In general, however, the determination of whether a Contract will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit associated with the Contract at the time of such change, the Insurance Account Value at the time of the change and the additional premiums paid in respect of the Contract during the seven years starting with the date on which the material change occurs. Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract.

      (a)   Distributions from Contracts Classified as Modified Endowment
            Contracts: Contracts classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon lapse or surrender, from such a Contract are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Insurance Account Value of the Contract immediately before the distribution over the investment in the Contract (described below) at such time. Second, loans taken from or secured by, the Insurance Account Value of such a Contract, as well as due but unpaid interest thereon, are treated as distributions from such Contract and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Contract that is included in income except where the distribution or loan is made on or after the taxpayer attains age 59 1/2, is attributable to the taxpayer's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer's Beneficiary. Contract Holders that are not natural persons are unlikely to meet these exceptions.

            If a Contract becomes a modified endowment Contract after it is issued, distributions made during the Contract year in which it becomes a modified endowment Contract, distributions in any subsequent Contract year and distributions within two years before the Contract becomes a modified endowment
            Contract will be subject to the tax treatment described above. This means that a distribution from a Contract that is not a modified endowment Contract could later become taxable as a distribution from a modified endowment
            Contract.

      (b)   Distributions From Contracts Not Classified as Modified Endowment
            Contracts: Distributions from a Contract that is not a modified endowment contract are generally treated as first recovering the investment in the Contract (described below) and then, only after the return of all such investment in the Contract, as distributing taxable income. An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a Contract
            (possibly resulting from a partial withdrawal) or any other change that reduces benefits associated with the Contract in the first 15 years after the Contract is established and that results in a cash distribution to the Contract Holder in order for the Contract to continue complying with the
            Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Contract) under rules prescribed in Section 7702.

            Loans from, or secured by, a Contract that is not a modified endowment contract are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the Contract Holder. However, if the Service or a court were to deem the loan not 'bona fide', it is possible that the loans from the Contract may be treated as taxable distributions.

            Neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Contract that is not a modified endowment contract are subject to the 10% additional income tax. If a Contract which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Contract within two years prior to the date of such change in status may become taxable and subject to the 10% additional income tax.

      (c) Classification of Contract: Due to the Contract's flexibility, classification of a Contract as a modified endowment contract will depend upon the circumstances of each Contract. SELIC has adopted administrative steps designed to protect a Contract Holder against the possibility that a Contract might become a modified endowment contract. SELIC believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Contract will not be classified as a modified endowment contract. At the time a Net Premium is credited which (according to SELIC's calculations) would cause a Contract to become a modified endowment contract, SELIC will notify the Contract
            Holder that unless a refund of the excess Premium is requested by the Contract Holder, the Contract will be a modified endowment contract. The Contract Holder will have 30 days after receiving such notification to request the refund. The excess Premium paid with 4.00% required annual interest or gain, whichever is greater, will be returned to the Contract Holder upon receipt by SELIC of the refund request. The amount to be refunded will be deducted from the Insurance Account Value in the Available Divisions and in the Fixed Fund in the same proportion as the payment was allocated.

      A Contract Holder should contact a competent tax adviser before purchasing a Contract to determine the circumstances under which a Contract would be a modified endowment contract. In addition, a Contract Holder should contact a competent tax adviser before paying any additional premiums; making any other change to, including an exchange of, a Contract; or making a change to the benefits provided under a Contract to determine whether such premium or change would cause the Contract (or the new contract in the case of an exchange) to be treated as a modified endowment contract.

4. LOAN INTEREST: Generally, interest paid on any loan under a life insurance contract which is owned by an individual is not deductible. In addition, interest on any loan under a life insurance contract owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. A CONTRACT HOLDER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

5. INVESTMENT IN A CONTRACT: Investment in a Contract means (i) the aggregate amount of any premiums or other consideration paid in respect of a Contract, minus (ii) the aggregate amount received under the Contract which is excluded from gross income of the Contract Holder (except that the amount of any loan from, or secured by, a Contract that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from or secured by a Contract that is a modified endowment contract to the extent that such amount is included in the gross income of the Contract Holder.

6. MULTIPLE CONTRACTS: All modified endowment contracts that are issued by SELIC (or its affiliates) to the same Contract Holder during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In view of this rule, in the event that a number of Contracts are established at the same time or during the same calendar year, it is important to determine how many, if any, of the Contracts will be treated as modified endowment contracts. A competent tax adviser should be consulted for further information.

7. ALTERNATIVE MINIMUM TAX: There may also be an indirect tax upon the inside build-up of the Contract under the corporate alternative minimum tax.

8. OTHER TAX CONSEQUENCES. The Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement.

9. POSSIBLE CHARGE FOR TAXES: SELIC is presently taxed as a life insurance company and does not incur federal income tax liability, or state or local tax liability, attributable to investment income or capital gains of the Separate Account. Based on these assumptions, no charge is currently being made to the Separate Account for federal income taxes, or state or local taxes.
      However, SELIC may in the future impose such a charge if (i) the tax treatment of SELIC is ultimately determined to be other than what SELIC believes it to be, (ii) there are changes made in the income tax treatment, or state or local tax treatment, of variable life insurance at the company level, or of the separate accounts, or (iii) there is a change in SELIC's status. Any such charge would be designed to cover the taxes attributable to the investment results of the Separate Accounts.

                   ADDITIONAL PROVISIONS OF THE CONTRACT

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

SELIC reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. SELIC reserves the right to eliminate the shares of any of the Underlying Portfolios and to substitute the shares of another registered open-end investment company if the shares of an Underlying Portfolio are no longer available for investment or if, in SELIC's judgment, further investment in any Underlying Portfolio becomes inappropriate in view of the purposes of the Separate Account. SELIC will not substitute any shares attributable to a Contract Holder's interest in a Division of a Separate Account without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of contracts, or from permitting a conversion between series or classes of contracts on the basis of requests made by Contract Holders.

The participation agreements pursuant to which Underlying Portfolios sell shares to the Separate Account can be terminated by the Underlying Portfolio or by SELIC under a variety of circumstances, with or without cause.

SELIC also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of SELIC, marketing needs or investment conditions warrant, and any new Division will be made available to existing Contract Holders on a basis to be determined by SELIC. SELIC may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions, if, in its sole discretion, marketing, tax, or investment conditions warrant; such changes will not occur without notice to the Contract Holder and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

In the event of a substitution or change, SELIC may, if it considers it necessary, make changes in the Contract by appropriate endorsement. SELIC will notify Contract Holders of any such changes.

If deemed by SELIC to be in the best interests of persons having voting rights under the Contracts, and to the extent any necessary SEC approvals or Contract Holder votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of SELIC. To the extent permitted by applicable law, SELIC may also transfer the assets of the Separate Account associated with the Contract to another separate account.

Also, subject to the approval of the New York Superintendent of Insurance, SELIC has the right to change the investment policy of any Separate Account Division. If required, the process for obtaining approval of a material change from the New York Superintendent of Insurance will be filed with the insurance supervisory official of the Governing Jurisdiction. SELIC will notify the Contract Holder if any material change of investment policy is approved.

INCONTESTABILITY

SELIC must bring any legal action to contest the validity of any insurance coverage under the Contract within two years from the applicable Issue Date of the Contract, or from the effective date of any change in coverage requiring medical evidence of insurability, as applicable.

CONVERSION RIGHTS

Once the Contract is issued and as long as the Contract is in force, a Contract Holder may during the first 24 months transfer all of the Insurance Account Value into the Fixed Fund and receive fixed and guaranteed benefits under the Contract. Once this right is exercised, no transfers out of the Fixed Fund will be allowed and all Net Premiums paid after the election will be allocated to the Fixed Fund. This request must be in writing and must specifically indicate that the transfer is being made pursuant to the Conversion Right. This transfer will not be subject to any transfer limitations or charges. At the time of such transfer, there will not be any effect on the Contract's Death Benefit, Contract Loans, Face Amount, Net Amount at Risk, Issue Age or insurance class. All benefits after a conversion will be based upon the Fixed Fund.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Insured has been misstated in the Application and the misstatement is discovered after the Insured's death, the amount of Death Benefit payable by SELIC will be that which the most recent mortality charges would have purchased for the correct age and sex. If the Insured is still living at the time of discovery, future amounts payable will be adjusted based upon the correct facts.

SUICIDE

Subject to the insurance laws of the Governing Jurisdiction, if the Insured commits suicide, while sane or insane, within two years from the date coverage becomes effective with respect to such person under the Contract, only a limited Death Benefit will be payable. In such case, the amount of the Death Benefit will be equal to the amount of the Net Premiums paid, less any partial withdrawals, and less any Contract Loans and any Contract Loan interest accrued but unpaid.

If, after the expiration of the two year period described above, the Insured commits suicide within two years from the date of receipt of any subsequent Premium that increases the amount of the Death Benefit, the amount of the Death benefit attributable to such increase will be limited to a refund of the Cost of Insurance Charges made for such increase.

AVAILABILITY OF FUNDS

Cash payments from the Contract for partial withdrawals, Contract Loans, and surrenders will usually be made within seven days after a written request is received at the Home Office of SELIC. Transfers between or among Separate Account Divisions will usually be effected on the date the transfer request is received in good order. Payment or transfers may be delayed, however, during any period that:

(1)   The New York Stock Exchange (or its successor) is closed for trading;
      or

(2)   The SEC determines that a state of emergency exists.

Payment of the portion of any amount payable from the Fixed Fund for Contract Loans, partial withdrawals or surrender, and transfers to the Separate Account Divisions may be delayed for not more than six months. If payment is deferred for 30 days or more, SELIC will pay interest on such amounts at the rate of 2.50% per year for the period of deferment.

ENTIRE CONTRACT

The Contract is issued in consideration of the Application and the Initial Premium. The Contract and Application, a copy of which is attached to the Contract, together with any Contract Schedules, any riders, and any other related documents constitute the entire Contract. Any waiver or change of any provision in the Contract must be in writing and signed by an officer of SELIC. Additional insurance benefits may be made available under the Contract by rider. Any such riders selected by the Contract Holder and agreed to by SELIC will be attached to and made a part of the Contract.

The failure of SELIC to enforce any provision of the Contract does not constitute and cannot be construed as a waiver of such provision or of the right to enforce it at a later time, nor does the waiver of any provision by SELIC on one or more occasions constitute nor can it be construed as a waiver for all occasions, and SELIC cannot be stopped from enforcing any provision of the Contract except as may be otherwise agreed to in writing by an officer of SELIC.

REPRESENTATIONS IN APPLICATION

SELIC deems all statements in the Application to be representations and not warranties. SELIC will not use any statement, in the absence of fraud, to void the Contract or to defend a claim for the insurance benefits under the Contract unless it is contained in the Application and a copy of the Application is attached to the Contract on the Issue Date, or unless it is contained in a related document and signed either by the Contract Holder or by the proposed Insured, and a copy of such completed document is provided to the Contract Holder on the Issue Date or on the effective date of any change requiring evidence of insurability.

CONTRACT APPLICATION AND CONTRACT SCHEDULES

If any information contained in the Contract, Application, Contract Schedules, or any other related documents for the Contract is inaccurate or untrue on the date the Contract is issued, the Contract Holder is required under the Contract to promptly notify SELIC and provide corrected information.

RIGHT TO AMEND CONTRACT

If any provision in the Contract is in conflict with the laws of the Governing Jurisdiction, the provision will be deemed to be amended to conform with such laws. SELIC may amend the Contract from time to time as may be required to meet the definition of "life insurance" under the Internal Revenue Code of 1986, as amended, or its regulations or published rulings.

COMPUTATION OF CONTRACT VALUES

A detailed statement of the method used to compute the Contract's benefits and values is filed with the insurance regulatory authority of the Governing Jurisdiction. These benefits and values are not less than those required by the laws of the Governing Jurisdiction.

CLAIMS OF CREDITORS

The proceeds of the Contract will be free from creditors' claims to the extent allowed by law.

NOTICE

Any written notice required by the Contract to be given by SELIC to the Contract Holder will be effective five days after it is mailed by first class mail or 15 days after it is mailed by third class mail (or when received, if sent by any other means) to the Contract Holder at the Contract Holder's current address as noted on the records of SELIC.

Any written notice required by the Contract to be given by the Contract Holder to SELIC will be effective when received in a form acceptable to SELIC at its Home Office. To be acceptable, a notice must be in written form, in the English language (except where applicable law requires otherwise), must include all pertinent information, and must be signed by the Contract Holder or an individual authorized to act for the Contract Holder and so designated on the records of SELIC.

ASSIGNMENTS

Neither the Contract nor any of the rights of the Contract Holder or Beneficiary under it may be assigned or transferred without the written permission of SELIC.

CONSTRUCTION

In the event of a conflict between the Contract provisions and the information contained in any Contract Schedule, the provisions of the Contract will be controlling.

SEVERABILITY

In the event any provision of the Contract is declared illegal or otherwise unenforceable, it will be severed from the Contract and the remainder of the Contract will be valid and enforceable.

STATE VARIATIONS

Certain Contract features, including the "Free Look" provision, are subject to state variations. The Contract Holder should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.


                  UNISEX REQUIREMENTS UNDER MONTANA LAW

The state of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of its residents. Therefore, all Contracts offered by this Prospectus and issued for delivery in Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.


                          RECORDS AND REPORTS

All records and accounts relating to the Separate Account Divisions will be maintained by SELIC. Each year within 30 days after the Contract Anniversary, SELIC will mail a report to the Contract Holder. The report will show the Insurance Account Value at the beginning of the previous Contract Year and all Premiums paid since that time. It will also show the additions to, and deductions from, the Insurance Account Value during the Contract Year, and the Insurance Account Value, Death Benefit, Net Cash Value, any outstanding Contract Loan amount and accrued Contract Loan interest as of the current Contract Anniversary. The report will also include any additional information required by applicable law or regulation. SELIC also will mail the Contract Holder any other reports or documents required by applicable law or regulation.

In addition to the periodic reports, the Contract Holder may request an illustrative report showing projected Contract values. There may be a charge for providing an illustrative report. (See "Charges and Deductions -- Other Charges").


                            SALE OF THE CONTRACT

The Contract will be sold by individuals who, in addition to being licensed as life insurance agents for SELIC, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the distributors of the Contract, or of broker-dealers or through banks who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is an indirect subsidiary of General American Life Insurance Company. Walnut Street is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any interest in the Separate Account, however, the policies issued through the Separate Account may be used to fund nonqualified deferred obligations of the depositor or its affiliates subject to any regulatory requirements.

SELIC will pay writing agent compensation equal to the Commission Charge in connection with the Contract Holder's purchase of the Contract, plus a maximum of 14.00% of any Excess Premiums paid in any Contract Year on Contracts issued without any riders attached.


                               VOTING RIGHTS

To the extent required by law, SELIC will vote shares of the Underlying Portfolios held in the Separate Account at regular or special shareholder meetings of the Underlying Portfolios in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Underlying Portfolios in its own right, it may elect to do so.

The number of votes that a Contract Holder has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Contract Holder at the record date rather than the number of units alone. Fractional shares will be counted. The number of votes of an Underlying Portfolio that the Contract Holder has the right to instruct will be determined as of the date established by that Underlying Portfolio for determining eligibility to vote at the meetings of the Underlying Portfolio. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Underlying Portfolio.

SELIC will vote shares as to which no timely instructions are received in proportion to the voting instructions which are received with respect to the contracts participating in that Underlying Portfolio. SELIC will also vote shares it owns that are not attributable to contracts in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Underlying Portfolio.

DISREGARD OF VOTING INSTRUCTIONS: SELIC may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification, or investment objective of an Underlying Portfolio, or one or more of its Series, or to approve or disapprove an investment advisory contract for an Underlying Portfolio. In addition, SELIC itself may disregard voting instructions in favor of changes proposed by a Contract Holder in the investment advisory agreement or the investment adviser of an Underlying Portfolio if SELIC reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or SELIC determines that the change would have an adverse effect on its General Account in that the proposed investment advisory contract for an Underlying Portfolio may result in overly speculative or unsound investments. In the event
SELIC does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Holders.


                        STATE REGULATION OF THE COMPANY

SELIC, a stock life insurance company organized under the laws of New York, is subject to regulation by the New York Department of Insurance. An annual statement is filed with the Superintendent of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of SELICas of December 31 of the preceding year. Periodically, the Superintendent of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, SELIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                        MANAGEMENT OF THE COMPANY

                 BOARD OF DIRECTORS AND PRINCIPAL OFFICERS

NAME                                      PRINCIPAL OCCUPATION(S) DURING PAST
                                          FIVE YEARS
Willard N. Archie                         SELIC Director; Vice Chairman,
Vice Chairman                             Mitchell, Titus & Company (CPA
Mitchell, Titus & Company, LLP            management consulting firm). Prior
One Battery Park Plaza                    to January, 1996, Managing Partner,
New York, NY 10004-1461                   Mitchell, Titus & Company.

Carson E. Beadle,                         SELIC Director; Managing Director,
Managing Director                         William M. Mercer Inc. (actuarial,
William M. Mercer, Inc.                   employee benefits, compensation and
1166 Avenue of the Americas               human resources management
New York, NY  10036                       consulting firm).

James R. Elsesser                         SELIC Director; Vice President and
Vice President & CFO                      Chief Financial Officer, Ralston
Ralston Purina Company                    Purina Company (pet food,
Checkerboard Square                       batteries, and bread business).
St. Louis, MO  63164

Stanley Goldstein                         SELIC Director; Partner, Goldstein,
Goldstein, Golub, Kessler & Co.           Golub, Kessler & Company
1185 Sixth Avenue                         (accounting services).
New York, NY  10036

David D. Holbrook                         SELIC Director; Chairman, Marsh &
Chairman                                  McLennan, Inc. (insurance and
Marsh & McLennan, Inc.                    reinsurance brokers, consulting and
1166 Avenue of the Americas               investment management).
New York, NY  10036

Richard A. Liddy                          SELIC Director; Chairman of the
Chairman, President and CEO               Board; President and Chief
General American Life Insurance Co.       Executive Officer, General American
700 Market Street                         Life Insurance Co. (life
St. Louis, MO 63101                       insurance).  Prior to May 1992,
                                          President and Chief Operations
                                          Officer.

                                    -64-

Fabio Pieroni                             SELIC Vice President, Treasurer &
Vice President, Treasurer & Controller    Controller; Prior to June 1993, 2nd
Security Equity Life Insurance Co.        Vice President of Finance and
                                          Administration, First UNUM Life
                                          Insurance Company.

Leonard M. Rubenstein,                    SELIC Director; Executive Vice
Executive Vice President - Investments    President - Investments, General
General American Life Insurance Co.       American Life Insurance Co. (life
700 Market Street                         insurance).
St. Louis, MO  63101

William C. Thater                         SELIC Director and President; Prior
President                                 to June 1993, Vice President -
Security Equity Life Insurance Co.        Individual Life, General American
84 Business Park Drive, Suite #303        Life Insurance Co. (life
Armonk, NY  10504                         insurance).  Prior to September
                                          1991, Adv. Sales Vice President,
                                          General American Life Ins. Co.
                                          Prior to January 1990, Vice
                                          President, Marsh & McLennan
                                          (insurance and reinsurance brokers,
                                          consulting and investment
                                          management).

H. Edwin Trusheim                         SELIC Director; Retired Chairman,
General American Life Insurance Co.       General American Life Insurance Co.
700 Market Street                         (life insurance).  Prior to May
St. Louis, MO  63101                      1993, Chairman & CEO, General
                                          American Life Ins. Co.

Virginia V. Weldon, M.D.                  SELIC Director; Senior Vice
Senior Vice President                     President, Monsanto Company
Monsanto Company                          (chemicals diversified industry,
800 North Lindbergh Blvd.                 pharmaceuticals, life science
St. Louis, MO  63167                      products, and food ingredients
                                          business)

                                    -65-

Ted C. Wetterau                           SELIC Director; Chairman and Chief
Chairman and CEO                          Executive Officer, Wetterau &
Wetterau Associates                       Associates, Inc. (retail and
1401 S. Brentwood, Suite 760              wholesale grocery, manufacturing
St. Louis, MO  63144                      business).

Ben H. Wolzenski,                         SELIC Director; Executive Vice
Executive Vice President - Individual     President, General American Life
General American Life Insurance Co.       Insurance Co. (life insurance).
13045 Tesson Ferry Road                   Prior to October 1991, Vice
St. Louis, MO  63128                      President - Individual Life
                                          Products, General American Life
                                          Ins. Co.

A. Greig Woodring                         SELIC Director; CEO & President,
CEO & President                           Reinsurance Group of American, Inc.
Reinsurance Group of America, Inc.        (reinsurance).  Prior Executive
660 Mason Ridge Center Dr., Suite 300     Vice President - Reinsurance,
St. Louis, MO  63141                      General American Life Ins. Co.

                            LEGAL MATTERS
Legal advice relating to certain matters under the federal securities laws has been provided by Matthew P. McCauley, General Counsel, SELIC.


                            LEGAL PROCEEDINGS

Neither SELIC nor the Separate Account is involved in any material legal proceedings.


                                EXPERTS

The audited financial statements of Security Equity Life Insurance Company and the Separate Account have been included in the Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Ralph A. Gorter of Security Equity Life Insurance Company, whose opinion is filed as an exhibit to the registration statement for the Contracts.


                           ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Contracts. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, SELIC and the Contracts. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                          FINANCIAL STATEMENTS

The financial statements of SELIC which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of SELIC to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                     APPENDIX A -- UNDERLYING PORTFOLIOS

The Available Division invests in shares or units of an Underlying Portfolio from the following open-end, management investment companies:

EVERGREEN VARIABLE TRUST
      Evergreen VA Portfolio
      Evergreen VA Foundation Portfolio
      Evergreen VA Growth and Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY
      Money Market Portfolio

VARIABLE INSURANCE PRODUCTS FUND
      Equity-Income Portfolio
      Growth Portfolio
      High Income Portfolio
      Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II
      Asset Manager Portfolio
      Index 500 Portfolio
      Investment Grade Bond Portfolio

Each Underlying Portfolio operates as a separate investment vehicle, and the income or losses of one Underlying Portfolio has no effect on the investment performance of any other Underlying Portfolio.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR EACH UNDERLYING PORTFOLIO LISTED.

The prospectus for each Underlying Portfolio includes information regarding the investment advisory fee and operating expenses of the Underlying Portfolio, which are reflected in the value of the Accumulation Units of the Division of the Separate Account that invests in such Underlying Portfolio. The prospectus for each Underlying Portfolio also includes investment strategies, objectives and investment advisor.

                        APPENDIX B -- CONTRACT RIDERS


                        JOINT AND LAST SURVIVOR RIDER
                        -----------------------------

The Joint and Last Survivor modifies the Contract to provide insurance coverage on the lives of two Insureds. The rider will be subject to all terms in the Contract, and the addition of the rider will not change any mechanics of the Contract, except as modified in the Contract and highlighted below. Some of the discussions in the Prospectus applicable to the Contract apply differently to a Contract to which a Joint and Last Survivor Rider has been added. Set out below are the modifications to designated sections of the Prospectus in the event that a Joint and Last Survivor Rider is added to the Contract. Except as noted below, the discussions in the Prospectus referencing a single Insured can be read as though the single Insured was two Insureds under a Contract with a Joint and Last Survivor Rider.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Joint and Last Survivor
Rider:

FIRST INSURED:  The first person of the two Insureds to die.

INSURED: A person whose life is insured under the terms of the Contract. There are two Insureds under the Contract. Both Insureds are shown in the Contract.

JOINT AND LAST SURVIVOR RIDER: A rider added attached to the Contract described in this Prospectus, which will amend the Contract to pay a Death Benefit after the death of Last Insured.

LAST INSURED:  The last person of the two Insureds to die.

The following are the major differences between a Contract with a Joint and Last Survivor rider added and one without.

1. All conditions of eligibility of a prospective Insured will be applied to both Insureds in order for a Contract with a Joint and Last Survivor Rider to be issued. (See "The Contract -- Availability of Insurance Coverage").

2. Death Benefits will be paid on a Temporary Insurance Coverage basis only if both Insureds meet SELIC's usual and customary underwriting standards for the applied for coverage (See "The Contract -- Availability of Insurance Coverage").

3. All Contracts that are issued with a Joint and Last Survivor Rider attached will require medical evidence of insurability. (See "The Contract -- Evidence of Insurability").

4. All Contracts that are issued with a Joint and Last Survivor Rider attached will pay a Death Benefit only on the death of the Last Insured. No Death Benefit will be paid on the death of the First Insured. (See "The Contract -- Death Benefits Under the
      Contract").

5. No change in Death Benefit Option or Face Amount will be effective if the Last Insured dies before the change is effective. (See "The Contract -- Death Benefit Options" on page 30 and "The Contract -- Death Benefits Under the Contract").

6. In general, a Contract with a Joint and Last Survivor Rider will have a lower Target Premium than a Contract issued on a single Insured with the same Total Insurance Coverage. This will result in lower Commission Charges for a Contract with the same Total Insurance Coverage. (See "Charges and Deductions -- Premium Load").

7. A deduction for SELIC's cost of insurance protection is made on each Monthiversary and in general will be based upon the sex and smoker status of the two Insureds. The Joint and Last Survivor cost of insurance rates will be blended rates based upon the Issue Ages of the Insureds, the number of completed Contract Years, as well as the sex and smoker status of the Insureds. The cost of insurance rates may also vary by any special insurance class charges.

      The guaranteed cost of insurance rates will not be greater than the guaranteed maximum cost of insurance rates set forth in the Contract. These rates, as well as the rates used to calculate the Minimum Death Benefit and limitations on Premiums payable under the Contract, are based on the 1980 Commissioners Standard
      Ordinary Tables, Age Nearest Birthday, that correspond to the applicable ages, sex and smoker status of the Insureds. Current cost of insurance rates may be lower.

      Since a benefit is paid only in the event that both Insureds have died, Cost of Insurance Charges for Contracts with a Joint and Last
      Survivor Rider attached will generally be lower than the charges for a comparable single life Contract. (See " Charges and Deductions -- Cost of Insurance Charge").

8. The calculation of the Minimum Death Benefit and any limitations on Premiums will reflect the fact that no Death Benefit will be paid until the death of the Last Insured. Assuming the same amount of requested Insurance Coverage, any limitations on Premiums payable under the Contract will be lower than those based upon a single life, while the Minimum Death Benefits will be higher than those based upon a single life. (See "The Contract -- Death Benefits Under the Contract").

9. The Underwriting Charge for Contracts issued with a Joint and Last Survivor Rider attached will be equal to the sum of a flat fee and a charge per $1,000 of Total Insurance Coverage, subject to a maximum charge. This charge is determined separately for each Insured. The charges for each Insured are added together to obtain the total charge for the Contact. This charge is deducted on each Monthiversary for the first 12 Contract Months. The flat fee, charge per $1,000, and maximum charge are shown in the table below.


                                                Per $1,000 of Total      Maximum Total
                                Flat Fee        Insurance Coverage    Underwriting Charge
          Issue Age             Per Month           Per Month        Per Insured Per Month

          20 - 45                 $4.17              $.00833               $37.50
          46 - 60                 $4.17              $.01250               $54.17
          61 - 85                 $4.17              $.01667               $54.17


      If there is a Contract change after issue which requires medical underwriting, SELIC will deduct on the Monthiversary following the underwriting an amount per Insured equal to $100, plus the per thousand charge above multiplied by 12, multiplied by the increase in the Net Amount at Risk to which the underwriting relates, subject to the maximum charge shown above. (See "Charges and Deductions -- Underwriting Charges").

      SELIC may, in its sole discretion, reduce or waive the Underwriting Charge in connection with the purchase of Contracts sold by licensed agents of SELIC that are also registered representatives of selected broker-dealers or banks that have entered into written sales agreements with Walnut Street Securities, Inc., the distributor of the Contracts. Any reduction in or waiver of the Underwriting Charge will be reflected in the Contract.

10. The Maturity Date of Contracts issued with a Joint and Last Survivor Rider attached will be when the younger of the two Insureds reaches the attained age of 100. (See "Termination -- Maturity Date").

11. For a Contract issued with a Joint and Last Survivor Rider attached to be reinstated, both Insureds must be alive on the date of reinstatement. (See "Termination -- Reinstatement of a Contract Terminated for Insufficient Value").

12. Death Benefit will be paid on a Contract issued with a Joint and Last Survivor Rider if either Insured commits suicide within two years from the date coverage becomes effective or within two years from the date of receipt of a Subsequent Premium payment which increases the Death Benefit. (See " Additional Provisions of the Contract -- Suicide").

                        SUPPLEMENTAL TERM INSURANCE RIDER
                        ---------------------------------

A Contract Holder may elect to add a Supplemental Term Insurance Rider to the Contract at the time of the Application. The Supplemental Term Insurance Rider increases the Total Insurance Amount under the Contract. The addition of this Rider will allow SELIC to deduct additional monthly charges from the Insurance Account Value of the Contract.

This rider may be added to a single life Contract, or a Contract to which a Joint and Last Survivor Rider has been attached.

Set out below are additional definitions and other modifications applicable when a Supplemental Term Rider is added to a Contract.

DEFINITIONS
-----------

The following definitions apply to a Contract with a Supplemental Term Insurance Rider:

DATE OF DEATH UPON WHICH DEATH BENEFIT BECOMES PAYABLE: The date of death of the Insured, for a single life Contract, or the Last Insured for a Contract to which a Joint and Last Survivor Rider has been added.

RIDER DEATH BENEFIT: Is the amount of Supplemental Term Insurance Coverage under the Rider.

SUPPLEMENTAL TERM INSURANCE RIDER: A rider added to the Contract described in this Prospectus, which will increase the Total Insurance Amount under the Contract.

SUPPLEMENTAL TERM INSURANCE BENEFIT

The Supplemental Term Insurance Rider provides term insurance coverage (the Rider Death Benefit) that is in addition to insurance coverage provided under the Contract. SELIC will pay the Rider Death Benefit to the beneficiary if the Date of Death Upon Which Death Benefit becomes Payable occurs while the rider is in force. SELIC must receive proof that such death occurred before the Rider Expiry Date in the Contract, or the termination of the coverage provided by the Supplemental Term Insurance rider, if earlier, as specified in the Rider and the Contract.

The Contract Holder may, subject to the approval of the Company, change the Supplemental Term Insurance Amount. The Contract Holder must request any change not specified in the Contract by notifying SELIC in writing. Evidence of Insurability will be required for any change that increases the Supplemental Term Insurance Amount. If SELIC approves the change, it will take effect on the next Monthiversary which is at least 30 days after all the required information has been provided to SELIC. The Contract will be amended to reflect any such change in the Supplemental Term Insurance Amount. No change will be effective if the Date Upon Which Death Benefit becomes Payable is before the date of the change.

MONTHLY CHARGES FOR SUPPLEMENTAL TERM INSURANCE AMOUNTS - COST OF INSURANCE CHARGES

Charges for the Supplemental Term Insurance Rider, which consist of monthly Cost of Insurance Charges for the Rider Death Benefit, are deducted from the Insurance Account Value on each Monthiversary. The charges are determined by multiplying the rider Net Amount At Risk by the current monthly Cost of Insurance Rate for the rider.

The rider Net Amount at Risk on any Monthiversary is equal to:

      (a) The Supplemental Term Insurance Amount discounted to such Monthiversary at the rate specified in the Basis of Computation Specified in the Contract; less

      (b) The excess, if any, of the Insurance Account Value on such Monthiversary over the Death Benefit for the Contract discounted to such Monthiversary at the rate specified in the Basis of Computations Specified in the Contract.

The cost of insurance rates for the Supplemental Term Insurance Rider will be equal to the current cost of insurance rates for the Face Amount under Contract. On each Monthiversary on which the Supplemental Term Insurance Rider is in force, the Cost of Insurance for the Supplemental Term Insurance Rider will be added to the Monthly Charges deducted from the Insurance Account Value.

TERMINATION OF THE SUPPLEMENTAL TERM INSURANCE RIDER

The Supplemental Term Insurance Rider may be terminated as of any Monthiversary following a written request to the Company. The Supplemental Term Insurance Rider will terminate automatically when any of the following events occur:

      (a)   The lapse of the Contract;

      (b)   The surrender of the Contract;

      (c)   The Maturity Date of the Contract;

      (d)   The Date of Death Upon Which Death Benefits become Payable; or

      (e)   The Rider Expiry Date.


REINSTATEMENT OF SUPPLEMENTAL TERM INSURANCE RIDER

If the Supplemental Term Insurance Rider terminates, it may be reinstated within five years of the earlier of the Contact termination or rider termination provided that:

      (a)   If the Contract has terminated, it is also being reinstated;

      (b)   Satisfactory evidence of insurability is provided to SELIC; and

      (c) Any charges due under the rider are paid as of the date of the Reinstatement.

The charges due will be equal to the amount of the charges for the rider due and unpaid at the time that the rider terminated, plus three times the charges for the rider due at the time of Reinstatement.

In order for the rider to be reinstated, the same number of Insureds under the Contract must be alive as were alive when the rider terminated.

ADDITIONAL PROVISIONS OF THE RIDER - INCONTESTABILITY

In order for SELIC to contest the validity of any coverage provided by the Supplemental Term Insurance Rider, legal action must be commenced within two years from the rider effective date or from the effective date of any change in rider coverage requiring evidence of insurability, including Reinstatement of Coverage.

ADDITIONAL PROVISIONS OF THE RIDER - SUICIDE

If the Supplemental Term Insurance Rider is attached to a single life Contract and the Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the death benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

If this rider is attached to a Contract, to which a Joint and Last Survivor Rider has been added, and either Insured dies by suicide, while sane or insane, within two years from the rider Effective Date, the Death Benefit payable will be limited to the sum of the Cost of Insurance Charges for the rider.

The following are major modifications to a Contract when a Supplemental Term Insurance Rider is added:

(1) Coverage provided by the Supplemental Term Insurance Rider is not taken into account in determining the amount of Target Premium:
      accordingly there may be no additional Premium Load associated with this coverage. (See "The Contracts -- Premiums").

(2) In the event that a partial withdrawal results in a decrease in the Face Amount, which would cause the Face Amount to be less than the Minimum Face Amount of a Contract, the Supplemental Term
      Insurance Amount will be decreased by the amount of the excess of the withdrawal over the decreased Face Amount. (See "The Contract -- Surrender and Partial Withdrawals").

(3) The Supplemental Term Insurance Amount will be included in Total Insurance Coverage in determining whether the Minimum Death Benefit applies, and is not included in Death Benefit proceeds when the Death Benefit payable under the Contract is equal to the Minimum Death Benefit.

                 APPENDIX  C -- ILLUSTRATIONS OF DEATH BENEFITS
                        AND NET INSURANCE ACCOUNT VALUE


The following illustrations illustrate hypothetically how the Insurance Account Value and Death Benefit of a Contract change with the investment experience of the Available Division of the Separate Account. The illustrations show how the Insurance Account Value and Death Benefit of a Contract issued to an Insured of a given Issue Age and at a given Premium would vary over time if the investment return on the assets held in each Available Division of the Separate Account were an assumed uniform, gross, after-tax annual rate of 0%, 6% or 12%. THE HYPOTHETICAL RATES OF RETURN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. The illustrations illustrate a Contract issued to a Male, Issue Age 45 in a nonsmoker rate class assuming guaranteed issue. The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above and below those averages for individual Contract Years. The actual values will depend upon various factors, including age, sex, smoking status, and underwriting status of the Insured.

The Insurance Account Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the assumed rate of return, reflecting deduction of the maximum mortality and expense risk charge, the maximum monthly administrative charges, and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Insurance Account Value column under the "Current" heading shows the accumulated value of the Net Premiums at the assumed rate of return, reflecting deduction of the current mortality and expense risk charge, the current monthly administrative charges, and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Mortality Table. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between illustrations depending upon whether Death Benefit Option 1, Option 2, or Option 3 is illustrated.

The amounts shown for the Insurance Account Value and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division due to the advisory fee ( .61% of aggregate average daily net assets is assumed) and operating expenses of the Underlying Portfolio (which are assumed to be .10%). After deduction for these amounts and the mortality and expense basis the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.06%, 4.94%, and 10.94%, respectively, on a current basis, and -1.21%, 4.79%, and 10.79%, respectively, on a guaranteed basis. The average advisory fee and fund expense reflects any voluntary expense reimbursement arrangements between the various underlying funds and their investment advisors. The investment advisors could terminate these arrangements at any time. If any of these arrangements are terminated, the above net annual rates of return would be reduced. The actual investment advisory fee applicable to each Division is shown in the respective prospectuses for each Underlying Portfolio. These Prospectuses for the Funds should also be consulted for details about the nature and extent of expenses for each Underlying Portfolio.

The hypothetical values shown in the illustrations do not reflect any charges for federal income taxes against the Separate Account, since Security Equity Life Insurance Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Available Divisions would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charges in order to produce the Death Benefit and Insurance Account Value illustration. (See "Federal Tax Matters").

The illustrations illustrate the Contract values that would result based upon the investment rates of return if Premiums are paid as indicated, if all Net Premiums are allocated evenly among Available Divisions, and if no Contract Loans have been made. The illustrations are also based on the assumptions that the Contract Holder has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, Security Equity Life Insurance Company will provide a comparable illustration based upon the proposed Insured's Issue Age, sex and underwriting class, the Face Amount and Premium pattern requested, and any available riders requested.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (-1.15% Net)<F*>                   (-1.30% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,201       4,201     100,000       4,139       4,139     100,000
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        8,372       8,372     100,000       8,232       8,232     100,000
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       12,493      12,493     100,000      12,262      12,262     100,000
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       16,566      16,566     100,000      16,229      16,229     100,000
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       20,589      20,589     100,000      20,133      20,133     100,000
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       24,528      24,528     100,000      23,976      23,976     100,000
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       28,421      28,421     100,000      27,757      27,757     100,000
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         27,668      27,668     100,000      26,879      26,879     100,000
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         26,897      26,897     100,000      25,965      25,965     100,000
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         26,102      26,102     100,000      25,008      25,008     100,000
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         25,187      25,187     100,000      24,002      24,002     100,000
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         24,242      24,242     100,000      22,940      22,940     100,000
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         23,263      23,263     100,000      21,815      21,815     100,000
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         22,247      22,247     100,000      20,621      20,621     100,000
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         21,192      21,192     100,000      19,346      19,346     100,000
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         19,923      19,923     100,000      17,977      17,977     100,000
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         18,601      18,601     100,000      16,500      16,500     100,000
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         17,220      17,220     100,000      14,896      14,896     100,000
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         15,769      15,769     100,000      13,141      13,141     100,000
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0         14,242      14,242     100,000      11,210      11,210     100,000
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0          8,043       8,043     100,000      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         <F***>      <F***>      <F***>      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                            (4.85% Net)<F*>                     (4.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,466       4,466     100,000       4,403       4,403     100,000
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        9,170       9,170     100,000       9,023       9,023     100,000
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       14,103      14,103     100,000      13,852      13,852     100,000
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       19,277      19,277     100,000      18,901      18,901     100,000
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       24,705      24,705     100,000      24,183      24,183     100,000
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       30,367      30,367     100,000      29,711      29,711     100,000
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       36,314      36,314     100,000      35,499      35,499     100,000
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         37,683      37,683     100,000      36,685      36,685     100,000
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         39,106      39,106     100,000      37,898      37,898     100,000
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         40,581      40,581     100,000      39,135      39,135     100,000
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         42,036      42,036     100,000      40,393      40,393     100,000
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         43,548      43,548     100,000      41,671      41,671     100,000
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         45,117      45,117     100,000      42,970      42,970     100,000
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         46,747      46,747     100,000      44,289      44,289     100,000
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         48,444      48,444     100,000      45,624      45,624     100,000
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         50,097      50,097     100,000      46,973      46,973     100,000
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         51,819      51,819     100,012      48,333      48,333     100,000
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         53,615      53,615     100,796      49,699      49,699     100,000
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         55,482      55,482     101,532      51,063      51,063     100,000
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0         57,419      57,419     102,780      52,420      52,420     100,000
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0         69,711      69,711     110,144      58,954      58,954     100,000
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         84,013      84,013     120,138      64,313      64,313     100,000
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.


The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (10.85% Net)<F*>                   (10.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,732       4,732     100,000       4,666       4,666     100,000
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880       10,001      10,001     100,000       9,845       9,845     100,000
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       15,844      15,844     100,000      15,572      15,572     100,000
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       22,330      22,330     100,000      21,911      21,911     100,000
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       29,528      29,528     100,000      28,931      28,931     100,000
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       37,490      37,490     100,474      36,712      36,712     100,000
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       46,269      46,269     119,837      45,276      45,276     117,265
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         50,831      50,831     127,585      49,579      49,579     124,443
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         55,844      55,844     136,258      54,278      54,278     132,439
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         61,349      61,349     144,784      59,410      59,410     140,207
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         67,286      67,286     154,086      65,007      65,007     148,865
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         73,797      73,797     164,567      71,103      71,103     158,559
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         80,942      80,942     174,834      77,749      77,749     167,938
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         88,779      88,779     186,437      84,988      84,988     178,474
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         97,381      97,381     198,656      92,866      92,866     189,446
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0        106,583     106,583     212,100     101,423     101,423     201,832
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0        116,679     116,679     225,190     110,728     110,728     231,706
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0        127,741     127,741     240,153     120,822     120,822     227,146
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0        139,859     139,859     255,943     131,761     131,761     241,123
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0        153,120     153,120     274,084     143,580     143,580     257,007
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0        246,241     246,241     389,060     218,564     218,564     345,331
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0        393,001     393,001     561,992     326,542     326,542     466,955
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.


                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (-1.15% Net)<F*>                   (-1.30% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,136       4,136     104,136       4,074       4,074     104,074
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        8,265       8,265     108,265       8,123       8,123     108,123
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       12,328      12,328     112,328      12,092      12,092     112,092
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       16,327      16,327     116,327      15,977      15,977     115,977
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       20,257      20,257     120,257      19,778      19,778     119,778
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       24,071      24,071     124,071      23,492      23,492     123,492
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       27,814      27,814     127,814      27,115      27,115     127,115
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         26,922      26,922     126,922      26,086      26,086     126,086
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         26,010      26,010     126,010      25,014      25,014     125,014
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         25,068      25,068     125,068      23,890      23,890     123,890
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         23,971      23,971     123,971      22,708      22,708     122,708
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         22,843      22,843     122,843      21,461      21,461     121,461
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         21,677      21,677     121,677      20,144      20,144     120,144
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         20,474      20,474     120,474      18,751      18,751     118,751
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         19,232      19,232     119,232      17,271      17,271     117,271
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         17,732      17,732     117,732      15,694      15,694     115,694
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         16,187      16,187     116,187      14,007      14,007     114,007
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         14,590      14,590     114,590      12,193      12,193     112,193
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         12,932      12,932     112,932      10,233      10,233     110,233
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0         11,208      11,208     111,208       8,106       8,106     108,106
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0          4,535       4,535     104,535      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         <F***>      <F***>      <F***>      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (4.85% Net)<F*>                    (4.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,398       4,398     104,398       4,334       4,334     104,334
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        9,052       9,052     109,052       8,902       8,902     108,902
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       13,913      13,913     113,913      13,655      13,655     113,655
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       18,991      18,991     118,991      18,600      18,600     118,600
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       24,292      24,292     124,292      23,742      23,742     123,742
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       29,777      29,777     129,777      29,087      29,087     129,087
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       35,501      35,501     135,501      34,639      34,639     134,639
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         36,632      36,632     136,632      35,569      35,569     135,569
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         37,787      37,787     137,787      36,484      36,484     136,484
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         38,956      38,956     138,956      37,374      37,374     137,374
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         40,011      40,011     140,011      38,231      38,231     138,231
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         41,072      41,072     141,072      39,045      39,045     139,045
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         42,132      42,132     142,132      39,809      39,809     139,809
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         43,192      43,192     143,192      40,513      40,513     140,513
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         44,248      44,248     144,248      41,142      41,142     141,142
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         45,075      45,075     145,075      41,680      41,680     141,680
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         45,877      45,877     145,877      42,108      42,108     142,108
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         46,647      46,647     146,647      42,404      42,404     142,404
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         47,371      47,371     147,371      42,539      42,539     142,539
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0         48,044      48,044     148,044      42,482      42,482     142,482
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0         53,936      53,936     153,936      38,257      38,257     138,257
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         57,104      57,104     157,104      23,052      23,052     123,052
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (10.85% Net)<F*>                    (10.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,659       4,659     104,659       4,593       4,593     104,593
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        9,870       9,870     109,870       9,712       9,712     109,712
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       15,627      15,627     115,627      15,347      15,347     115,347
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       21,989      21,989     121,989      21,553      21,553     121,553
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       29,018      29,018     129,018      28,386      28,386     128,386
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       36,734      36,734     136,734      35,912      35,912     135,912
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       45,259      45,259     145,259      44,196      44,196     144,196
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         49,561      49,561     149,561      48,205      48,205     148,205
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         54,298      54,298     154,298      52,583      52,583     152,583
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         59,505      59,505     159,505      57,360      57,360     157,360
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         65,102      65,102     165,102      62,571      62,571     162,571
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         71,259      71,259     171,259      68,253      68,253     168,253
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         78,031      78,031     178,031      74,453      74,453     174,453
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         85,484      85,484     185,484      81,218      81,218     181,218
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         93,690      93,690     193,690      88,595      88,595     188,595
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0        102,497     102,497     203,969      96,638      96,638     196,638
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0        112,183     112,183     216,512     105,403     105,403     205,403
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0        122,814     122,814     230,890     114,949     114,949     216,103
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0        134,463     134,463     246,067     125,324     125,324     229,342
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0        147,209     147,209     263,505     136,557     136,557     244,438
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0        236,723     236,723     374,022     207,845     207,845     328,395
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0        377,797     377,797     540,250     310,498     310,498     444,013
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.



                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (-1.15% Net)<F*>                   (-1.30% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,186       4,186     104,880       4,123       4,123     104,880
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        8,325       8,325     109,760       8,182       8,182     109,760
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       12,395      12,395     114,640      12,155      12,155     114,640
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       16,397      16,397     119,520      16,042      16,042     119,520
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       20,326      20,326     124,400      19,838      19,838     124,400
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       24,132      24,132     129,280      23,540      23,540     129,280
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       27,860      27,860     134,160      27,142      27,142     134,160
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         26,933      26,933     134,160      26,069      26,069     134,160
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         25,979      25,979     134,160      24,942      24,942     134,160
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         24,986      24,986     134,160      23,751      23,751     134,160
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         23,817      23,817     134,160      22,485      22,485     134,160
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         22,603      22,603     134,160      21,135      21,135     134,160
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         21,337      21,337     134,160      19,693      19,693     134,160
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         20,017      20,017     134,160      18,149      18,149     134,160
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         18,639      18,639     134,160      16,485      16,485     134,160
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         16,947      16,947     134,160      14,685      14,685     134,160
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         15,178      15,178     134,160      12,728      12,728     134,160
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         13,323      13,323     134,160      10,586      10,586     134,160
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         11,366      11,366     134,160       8,226       8,226     134,160
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0          9,299       9,299     134,160       5,610       5,610     134,160
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0          1,058       1,058     134,160      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         <F***>      <F***>      <F***>      <F***>      <F***>      <F***>
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (4.85% Net)<F*>                     (4.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,450       4,450     104,880       4,386       4,386     104,880
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        9,120       9,120     109,760       8,969       8,969     109,760
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       13,997      13,997     114,640      13,737      13,737     114,640
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       19,092      19,092     119,520      18,697      18,697     119,520
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       24,412      24,412     124,400      23,855      23,855     124,400
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       29,919      29,919     129,280      29,218      29,218     129,280
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       35,669      35,669     134,160      34,792      34,792     134,160
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         36,820      36,820     134,160      35,735      35,735     134,160
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         38,002      38,002     134,160      36,671      36,671     134,160
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         39,208      39,208     134,160      37,592      37,592     134,160
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         40,318      40,318     134,160      38,490      38,490     134,160
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         41,449      41,449     134,160      39,358      39,358     134,160
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         42,596      42,596     134,160      40,191      40,191     134,160
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         43,761      43,761     134,160      40,981      40,981     134,160
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         44,945      44,945     134,160      41,716      41,716     134,160
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0         45,948      45,948     134,160      42,383      42,383     134,160
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0         46,955      46,955     134,160      42,966      42,966     134,160
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0         47,963      47,963     134,160      43,445      43,445     134,160
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0         48,963      48,963     134,160      43,795      43,795     134,160
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0         49,953      49,953     134,160      43,987      43,987     134,160
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0         57,668      57,668     134,160      41,486      41,486     134,160
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0         64,819      64,819     134,160      27,501      27,501     134,160
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                         For Separate Account 13
                                                              Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                               Current                           Guaranteed
                                                           (10.85% Net)<F*>                   (10.70% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                           Premium                Insurance      Net                  Insurance      Net
                            Accum.      Annual     Account      Cash        Death      Account      Cash        Death
Year          Age            @5%       Premium      Value       Value      Benefit      Value       Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1            46            5,124      4,880        4,716       4,716     104,880       4,649       4,649     104,880
-----------------------------------------------------------------------------------------------------------------------
  2            47           10,504      4,880        9,948       9,948     109,760       9,789       9,789     109,760
-----------------------------------------------------------------------------------------------------------------------
  3            48           16,153      4,880       15,732      15,732     114,640      15,450      15,450     114,640
-----------------------------------------------------------------------------------------------------------------------
  4            49           22,085      4,880       22,128      22,128     119,520      21,689      21,689     119,520
-----------------------------------------------------------------------------------------------------------------------
  5            50           28,313      4,880       29,202      29,202     124,400      28,566      28,566     124,400
-----------------------------------------------------------------------------------------------------------------------
  6            51           34,853      4,880       36,983      36,983     129,280      36,154      36,154     129,280
-----------------------------------------------------------------------------------------------------------------------
  7            52           41,720      4,880       45,599      45,599     134,160      44,527      44,527     134,160
-----------------------------------------------------------------------------------------------------------------------
  8            53           43,806        0         50,012      50,012     134,160      48,647      48,647     134,160
-----------------------------------------------------------------------------------------------------------------------
  9            54           45,996        0         54,903      54,903     134,160      53,185      53,185     134,160
-----------------------------------------------------------------------------------------------------------------------
 10            55           48,296        0         60,307      60,307     142,326      58,183      58,183     137,311
-----------------------------------------------------------------------------------------------------------------------
 11            56           50,710        0         66,143      66,143     151,467      63,661      63,661     145,785
-----------------------------------------------------------------------------------------------------------------------
 12            57           53,246        0         72,542      72,542     161,769      69,629      69,629     155,273
-----------------------------------------------------------------------------------------------------------------------
 13            58           55,908        0         79,564      79,564     171,859      76,136      76,136     164,454
-----------------------------------------------------------------------------------------------------------------------
 14            59           58,704        0         87,268      87,268     183,262      83,222      83,222     174,767
-----------------------------------------------------------------------------------------------------------------------
 15            60           61,639        0         95,722      95,722     195,272      90,934      90,934     185,506
-----------------------------------------------------------------------------------------------------------------------
 16            61           64,721        0        104,766     104,766     208,485      99,312      99,312     197,631
-----------------------------------------------------------------------------------------------------------------------
 17            62           67,957        0        114,689     114,689     221,349     108,421     108,421     209,253
-----------------------------------------------------------------------------------------------------------------------
 18            63           71,355        0        125,561     125,561     236,055     118,303     118,303     222,410
-----------------------------------------------------------------------------------------------------------------------
 19            64           74,922        0        137,472     137,472     251,574     129,012     129,012     236,091
-----------------------------------------------------------------------------------------------------------------------
 20            65           78,669        0        150,505     150,505     269,404     140,581     140,581     251,640
-----------------------------------------------------------------------------------------------------------------------
 25            70          100,403        0        242,030     242,030     382,408     213,987     213,987     338,099
-----------------------------------------------------------------------------------------------------------------------
 30            75          128,143        0        386,275     386,275     552,374     319,692     319,692     457,159
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (-1.06% Net)<F*>                        (-1.21% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,205          4,205      100,000        4,143           4,143     100,000
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       8,384          8,384      100,000        8,244           8,244     100,000
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      12,516         12,516      100,000       12,285          12,285     100,000
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      16,604         16,604      100,000       16,267          16,267     100,000
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      20,646         20,646      100,000       20,189          20,189     100,000
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      24,607         24,607      100,000       24,054          24,054     100,000
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      28,526         28,526      100,000       27,860          27,860     100,000
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        27,798         27,798      100,000       27,006          27,006     100,000
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        27,051         27,051      100,000       26,115          26,115     100,000
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        26,279         26,279      100,000       25,181          25,181     100,000
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        25,387         25,387      100,000       24,197          24,197     100,000
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        24,464         24,464      100,000       23,155          23,155     100,000
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        23,506         23,506      100,000       22,050          22,050     100,000
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        22,510         22,510      100,000       20,874          20,874     100,000
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        21,475         21,475      100,000       19,617          19,617     100,000
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        20,224         20,224      100,000       18,265          18,265     100,000
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        18,921         18,921      100,000       16,805          16,805     100,000
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        17,557         17,557      100,000       15,216          15,216     100,000
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        16,123         16,123      100,000       13,476          13,476     100,000
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0        14,611         14,611      100,000       11,557          11,557     100,000
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0         8,466          8,466      100,000            -               -      <F***>
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0             -              -       <F***>            -               -      <F***>
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                   (4.94% Net)<F*>                         (4.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,470          4,470       100,000       4,407           4,407     100,000
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       9,183          9,183       100,000       9,035           9,035     100,000
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      14,128         14,128       100,000      13,876          13,876     100,000
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      19,320         19,320       100,000      18,944          18,944     100,000
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      24,772         24,772       100,000      24,249          24,249     100,000
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      30,464         30,464       100,000      29,807          29,807     100,000
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      36,447         36,447       100,000      35,630          35,630     100,000
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        37,856         37,856       100,000      36,855          36,855     100,000
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        39,323         39,323       100,000      38,110          38,110     100,000
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        40,845         40,845       100,000      39,392          39,392     100,000
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        42,352         42,352       100,000      40,700          40,700     100,000
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        43,919         43,919       100,000      42,032          42,032     100,000
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        45,549         45,549       100,000      43,389          43,389     100,000
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        47,246         47,246       100,000      44,771          44,771     100,000
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        49,014         49,014       100,000      46,176          46,176     100,000
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        50,745         50,745       100,982      47,599          47,599     100,000
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        52,550         52,550       101,422      49,041          49,041     100,000
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        54,431         54,431       102,329      50,495          50,495     100,000
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        56,384         56,384       103,183      51,957          51,957     100,000
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0        58,405         58,405       104,546      53,421          53,421     100,000
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0        71,219         71,219       112,527      60,685          60,685     100,000
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0        86,207         86,207       123,275      67,377          67,377     100,000
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 1. Level                                           Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (10.94% Net)<F*>                         (10.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,736          4,736       100,000       4,670           4,670     100,000
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880      10,014         10,014       100,000       9,858           9,858     100,000
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      15,872         15,872       100,000      15,599          15,599     100,000
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      22,378         22,378       100,000      21,959          21,959     100,000
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      29,606         29,606       100,000      29,008          29,008     100,000
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      37,608         37,608       100,789      36,828          36,828     100,000
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      46,437         46,437       120,271      45,440          45,440     117,690
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        51,056         51,056       128,151      49,799          49,799     124,997
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        56,137         56,137       136,974      54,564          54,564     133,137
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        61,722         61,722       145,663      59,772          59,772     141,062
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        67,750         67,750       155,149      65,457          65,457     149,897
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        74,367         74,367       165,838      71,654          71,654     159,789
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        81,633         81,633       176,328      78,417          78,417     169,380
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        89,611         89,611       188,184      85,788          85,788     180,155
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        98,373         98,373       200,682      93,817          93,817     191,387
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0       107,758        107,758       214,438     102,547         102,547     204,069
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0       118,061        118,061       227,858     112,048         112,048     216,252
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0       129,360        129,360       243,196     122,363         122,363     230,042
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0       141,748        141,748       259,399     133,551         133,551     244,398
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0       155,314        155,314       278,012     145,649         145,649     260,712
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0       250,791        250,791       396,249     222,627         222,627     351,750
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0       401,897        401,897       574,713     333,978         333,978     477,589
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (-1.06% Net)<F*>                         (-1.21% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
  1        46       5,124      4,880       4,191          4,191       104,191       4,129           4,129      104,129
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       8,342          8,342       108,342       8,199           8,199      108,199
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      12,430         12,430       112,430      12,192          12,192      112,192
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      16,457         16,457       116,457      16,106          16,106      116,106
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      20,418         20,418       120,418      19,938          19,938      119,938
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      24,267         24,267       124,267      23,687          23,687      123,687
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      28,048         28,048       128,048      27,346          27,346      127,346
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        27,179         27,179       127,179      26,339          26,339      126,339
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        26,288         26,288       126,288      25,287          25,287      125,287
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        25,366         25,366       125,366      24,182          24,182      124,182
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        24,288         24,288       124,288      23,017          23,017      123,017
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        23,178         23,178       123,178      21,786          21,786      121,786
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        22,029         22,029       122,029      20,484          20,484      120,484
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        20,841         20,841       120,841      19,105          19,105      119,105
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        19,613         19,613       119,613      17,637          17,637      117,637
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        18,126         18,126       118,126      16,070          16,070      116,070
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        16,592         16,592       116,592      14,392          14,392      114,392
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        15,004         15,004       115,004      12,585          12,585      112,585
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        13,354         13,354       113,354      10,630          10,630      110,630
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0        11,636         11,636       111,636       8,507           8,507      108,507
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0         4,977          4,977       104,977           -               -            -
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0             -              -             -           -               -            -
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                   (4.94% Net)<F*>                          (4.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,455          4,455       104,455       4,391           4,391     104,391
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       9,136          9,136       109,136       8,985           8,985     108,985
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      14,028         14,028       114,028      13,770          13,770     113,770
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      19,144         19,144       119,144      18,752          18,752     118,752
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      24,489         24,489       124,489      23,937          23,937     123,937
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      30,025         30,025       130,025      29,332          29,332     129,332
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      35,807         35,807       135,807      34,941          34,941     134,941
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        36,985         36,985       136,985      35,916          35,916     135,916
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        38,191         38,191       138,191      36,880          36,880     136,880
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        39,413         39,413       139,413      37,821          37,821     137,821
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        40,526         40,526       140,526      38,733          38,733     138,733
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        41,647         41,647       141,647      39,605          39,605     139,605
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        42,772         42,772       142,772      40,431          40,431     140,431
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        43,901         43,901       143,901      41,200          41,200     141,200
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        45,031         45,031       145,031      41,898          41,898     141,898
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        45,935         45,935       145,935      42,508          42,508     142,508
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        46,820         46,820       146,820      43,013          43,013     143,013
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        47,677         47,677       147,677      43,389          43,389     143,389
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        48,494         48,494       148,494      43,609          43,609     143,609
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0        49,264         49,264       149,264      43,640          43,640     143,640
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0        55,736         55,736       155,736      39,919          39,919     139,919
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0        59,665         59,665       159,665      25,309          25,309     125,309
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 2. Return of Account Value                         Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (10.94% Net)<F*>                         (10.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,720          4,720       104,720       4,654           4,654     104,654
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       9,962          9,962       109,962       9,804           9,804     109,804
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      15,758         15,758       115,758      15,478          15,478     115,478
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      22,169         22,169       122,169      21,732          21,732     121,732
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      29,258         29,258       129,258      28,624          28,624     128,624
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      37,046         37,046       137,046      36,220          36,220     136,220
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      45,658         45,658       145,658      44,590          44,590     144,590
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        50,044         50,044       150,044      48,681          48,681     148,681
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        54,878         54,878       154,878      53,154          53,154     153,154
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        60,198         60,198       160,198      58,039          58,039     158,039
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        65,924         65,924       165,924      63,374          63,374     163,374
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        72,229         72,229       172,229      69,200          69,200     169,200
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        79,171         79,171       179,171      75,562          75,562     175,562
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        86,818         86,818       186,818      82,513          82,513     182,513
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        95,247         95,247       195,247      90,103          90,103     190,103
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0       104,303        104,303       207,562      98,388          98,388     198,388
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0       114,265        114,265       220,531     107,428         107,428     207,428
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0       125,199        125,199       235,373     117,280         117,280     220,487
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0       137,186        137,186       251,051     127,990         127,990     234,221
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0       150,314        150,314       269,062     139,580         139,580     249,848
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0       242,706        242,706       383,475     213,325         213,325     337,053
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0       388,930        388,930       556,170     319,999         319,999     457,599
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 0%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (-1.06% Net)<F*>                         (-1.21% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,189          4,189       104,880       4,127           4,127     104,880
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       8,336          8,336       109,760       8,193           8,193     109,760
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      12,418         12,418       114,640      12,178          12,178     114,640
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      16,435         16,435       119,520      16,079          16,079     119,520
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      20,382         20,382       124,400      19,893          19,893     124,400
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      24,210         24,210       129,280      23,617          23,617     129,280
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      27,964         27,964       134,160      27,244          27,244     134,160
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        27,061         27,061       134,160      26,194          26,194     134,160
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        26,130         26,130       134,160      25,090          25,090     134,160
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        25,160         25,160       134,160      23,919          23,919     134,160
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        24,012         24,012       134,160      22,674          22,674     134,160
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        22,819         22,819       134,160      21,343          21,343     134,160
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        21,572         21,572       134,160      19,919          19,919     134,160
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        20,271         20,271       134,160      18,392          18,392     134,160
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        18,910         18,910       134,160      16,744          16,744     134,160
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        17,234         17,234       134,160      14,958          14,958     134,160
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        15,481         15,481       134,160      13,014          13,014     134,160
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        13,640         13,640       134,160      10,883          10,883     134,160
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        11,695         11,695       134,160       8,533           8,533     134,160
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0         9,639          9,639       134,160       5,925           5,925     134,160
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0         1,425          1,425       134,160           -               -           -
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0             -              -             -           -               -           -
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.


<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 6%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                   (4.94% Net)<F*>                          (4.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,454          4,454       104,880       4,390           4,390     104,880
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       9,132          9,132       109,760       8,981           8,981     109,760
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      14,022         14,022       114,640      13,762          13,762     114,640
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      19,135         19,135       119,520      18,739          18,739     119,520
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      24,479         24,479       124,400      23,920          23,920     124,400
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      30,015         30,015       129,280      29,313          29,313     129,280
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      35,801         35,801       134,160      34,922          34,922     134,160
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        36,991         36,991       134,160      35,903          35,903     134,160
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        38,216         38,216       134,160      36,880          36,880     134,160
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        39,468         39,468       134,160      37,845          37,845     134,160
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        40,628         40,628       134,160      38,790          38,790     134,160
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        41,812         41,812       134,160      39,710          39,710     134,160
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        43,018         43,018       134,160      40,598          40,598     134,160
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        44,246         44,246       134,160      41,448          41,448     134,160
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        45,498         45,498       134,160      42,248          42,248     134,160
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0        46,575         46,575       134,160      42,984          42,984     134,160
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0        47,663         47,663       134,160      43,643          43,643     134,160
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0        48,758         48,758       134,160      44,204          44,204     134,160
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0        49,852         49,852       134,160      44,643          44,643     134,160
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0        50,944         50,944       134,160      44,932          44,932     134,160
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0        59,276         59,276       134,160      43,073          43,073     134,160
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0        67,389         67,389       134,160      30,199          30,199     134,160
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exactcombination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                                  SECURITY EQUITY LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Contract Face Amount: $100,000                                                  Male Nonsmoker Age 45

Death Benefit Option: Option 3. Return of Premium @0.00%                        Annual Premium: $4,880
-----------------------------------------------------------------------------------------------------------------------
                                                                   For Separate Account 13
                                                        Hypothetical Gross Annual Rate of Return @ 12%
-----------------------------------------------------------------------------------------------------------------------
                                                      Current                                 Guaranteed
                                                  (10.94% Net)<F*>                         (10.79% Net)<F**>
-----------------------------------------------------------------------------------------------------------------------
                  Premium               Insurance         Net                    Insurance         Net
                   Accum.     Annual     Account         Cash         Death       Account          Cash        Death
Year       Age      @5%       Premium     Value          Value       Benefit       Value           Value      Benefit
-----------------------------------------------------------------------------------------------------------------------
  1        46       5,124      4,880       4,719          4,719       104,880       4,653           4,653     104,880
-----------------------------------------------------------------------------------------------------------------------
  2        47      10,504      4,880       9,961          9,961       109,760       9,802           9,802     109,760
-----------------------------------------------------------------------------------------------------------------------
  3        48      16,153      4,880      15,759         15,759       114,640      15,477          15,477     114,640
-----------------------------------------------------------------------------------------------------------------------
  4        49      22,085      4,880      22,176         22,176       119,520      21,736          21,736     119,520
-----------------------------------------------------------------------------------------------------------------------
  5        50      28,313      4,880      29,280         29,280       124,400      28,643          28,643     124,400
-----------------------------------------------------------------------------------------------------------------------
  6        51      34,853      4,880      37,100         37,100       129,280      36,269          36,269     129,280
-----------------------------------------------------------------------------------------------------------------------
  7        52      41,720      4,880      45,766         45,766       134,160      44,691          44,691     134,160
-----------------------------------------------------------------------------------------------------------------------
  8        53      43,806        0        50,239         50,239       134,160      48,870          48,870     134,160
-----------------------------------------------------------------------------------------------------------------------
  9        54      45,996        0        55,202         55,202       134,692      53,477          53,477     134,160
-----------------------------------------------------------------------------------------------------------------------
 10        55      48,296        0        60,687         60,687       143,222      58,555          58,555     138,190
-----------------------------------------------------------------------------------------------------------------------
 11        56      50,710        0        66,614         66,614       152,546      64,122          64,122     146,840
-----------------------------------------------------------------------------------------------------------------------
 12        57      53,246        0        73,118         73,118       163,054      70,191          70,191     156,526
-----------------------------------------------------------------------------------------------------------------------
 13        58      55,908        0        80,262         80,262       173,366      76,814          76,814     165,917
-----------------------------------------------------------------------------------------------------------------------
 14        59      58,704        0        88,105         88,105       185,021      84,032          84,032     176,467
-----------------------------------------------------------------------------------------------------------------------
 15        60      61,639        0        96,719         96,719       197,307      91,895          91,895     187,466
-----------------------------------------------------------------------------------------------------------------------
 16        61      64,721        0       105,945        105,945       210,830     100,444         100,444     199,883
-----------------------------------------------------------------------------------------------------------------------
 17        62      67,957        0       116,073        116,073       224,022     109,747         109,747     211,812
-----------------------------------------------------------------------------------------------------------------------
 18        63      71,355        0       127,181        127,181       239,100     119,848         119,848     225,315
-----------------------------------------------------------------------------------------------------------------------
 19        64      74,922        0       139,359        139,359       255,028     130,805         130,805     239,372
-----------------------------------------------------------------------------------------------------------------------
 20        65      78,669        0       152,696        152,696       273,326     142,652         142,652     255,347
-----------------------------------------------------------------------------------------------------------------------
 25        70     100,403        0       246,557        246,557       389,561     218,033         218,033     344,493
-----------------------------------------------------------------------------------------------------------------------
 30        75     128,143        0       395,108        395,108       565,004     327,075         327,075     467,718
-----------------------------------------------------------------------------------------------------------------------

<F*>   These values reflect investment results using current mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F**>  These values reflect investment results using guaranteed mortality and expense risk charges, monthly administrative charges, and cost of insurance rates for the exact combination of premiums and benefits shown.

<F***> The Contract would lapse under these assumptions.  Additional premium would be required to keep the Contract in force.

The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Contract Holder, and the investment results for the Underlying Portfolios. The Insurance Account Value, Net Cash Value and Death Benefit for a Contract would be different from those shown if the actual rates of return averaged the rate shown over a period of years, but also fluctuated above or below that average for individual Contract Years. No representation can be made by SELIC, Walnut Street Securities, the Underlying Portfolios, their various investment managers, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.

Illustrated values shown above are as of the end of the Contract Years indicated and assume any additional premiums shown are received on the Contract Anniversaries.

                     INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company
      and Policyholders of Security Equity
      Life Insurance Company Separate Account 13:

We have audited the accompanying statements of net assets, including the schedule of investments, of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 (Separate Account) as of December 31, 1996, and related statements of operations and changes in net assets for the periods presented. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 1996 by correspondence with General American Capital Company, Wells Fargo Bank Investment Adviser, Fidelity Investments, and Evergreen Asset Management. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the General American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions of Security Equity Life Insurance Company Separate Account 13 as of December 31, 1996, and the results of their operations and changes in their net assets for the periods presented, in conformity with generally accepted accounting principles.




                                          KPMG Peat Marwick LLP

St. Louis, Missouri
April 11, 1997

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Net Assets

                                                         December 31, 1996


                                              Wells
                                 General      Fargo                                                             Evergreen
                                American      Bank                 Fidelity                                       Growth
                                  Money       Asset    Fidelity   Investment  Fidelity    Evergreen  Evergreen     and
                                 Market    Allocation   Growth    Grade Bond  Index 500       VA     Foundation   Income
                                  Fund        Fund       Fund        Fund       Fund         Fund       Fund       Fund
                                  ----        ----       ----        ----       ----         ----       ----       ----
Investments, at market value  $14,988,772    12,498   3,582,291   3,722,557   2,648,716   3,576,902  1,814,032   3,617,537

Payable to general account          3,003        12       6,033       7,928       7,982         171         87         173
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
    Total net assets          $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========
Total units                    13,318,334     8,931   2,212,740   3,124,238   1,561,960   3,227,545  1,585,211   3,224,042
                               ==========    ======   =========   =========   =========   =========  =========   =========
Unit value                    $      1.13      1.40        1.62        1.19        1.69        1.11       1.14        1.12
                                     ====      ====        ====        ====        ====        ====       ====        ====
Cost of investments           $15,605,386    13,225   3,429,757   3,650,045   2,458,355   3,402,045  1,723,718   3,399,530
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                      Statements of Operations

                                                    Year ended December 31, 1996

                                            Wells
                                General     Fargo                                                               Evergreen
                               American     Bank                 Fidelity                                         Growth
                                 Money      Asset   Fidelity    Investment   Fidelity  Evergreen   Evergreen       and
                                Market   Allocation  Growth     Grade Bond   Index 500     VA      Foundation     Income
                                 Fund       Fund      Fund         Fund        Fund       Fund        Fund         Fund
                                 ----       ----      ----         ----        ----       ----        ----         ----
Dividend income              $     -         913       2,581       6,207       6,742     23,667      34,619       20,978
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net realized gain (loss)
   on investments:
     Proceeds from sales      9,427,292      545   2,657,607     964,149     996,124     34,167      17,279       36,201
     Cost of investments
       sold                   9,821,858      577   2,601,002     967,181     961,682     32,848      16,419       34,638
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on sales       (394,566)     (32)     56,605      (3,032)     34,442      1,319         860        1,563
     Realized gain from
       distributions            662,558      -          -           -           -          -            -           -
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net realized gain
         (loss) on
         investments            267,992      (32)     56,605      (3,032)     34,442      1,319         860        1,563
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Net unrealized gain (loss)
   on investments:
     Beginning of year         (477,414)    (264)       (141)       -           -          -           -            -
     End of year               (616,614)    (727)    152,534      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net unrealized gain
         (loss) on
         investments           (139,200)    (463)    152,675      72,512     190,361    174,857      90,314      218,007
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Net gain (loss) on
         investments            128,792     (495)    209,280      69,480     224,803    176,176      91,174      219,570
                              ---------     ----   ---------     -------     -------    -------     -------      -------
Mortality and expense
   charges                        8,455       19       9,716       6,971       5,182      2,914       1,512        2,926
                              ---------     ----   ---------     -------     -------    -------     -------      -------
        Increase in assets
         from operations     $  120,337      399     202,145      68,716     226,363    196,929     124,281      237,622
                              =========     ====   =========     =======     =======    =======     =======      =======

See accompanying notes to financial statements.

                             SECURITY EQUITY LIFE INSURANCE COMPANY
                                       SEPARATE ACCOUNT 13

                                    Statements of Operations

                 Period September 1, 1995 (inception) to December 31, 1995



                                                                         Wells
                                                     General             Fargo
                                                    American             Bank
                                                      Money              Asset            Fidelity
                                                     Market           Allocation           Growth
                                                      Fund               Fund               Fund
                                                      ----               ----               ----
Dividend income                                    $    -                 270                -
                                                    --------             ----               ----
Net realized gain on investments:
   Proceeds from sales                                 8,244              -
   Cost of investments sold                            8,217              -                  -
                                                    --------             ----               ----
    Net realized gain on sales                            27              -                  -
   Realized gain from distributions                  494,746              -                  -
                                                    --------             ----               ----
    Net realized gain on investments                 494,773              -                  -
                                                    --------             ----               ----

Net unrealized gain (loss) on investments:
   Beginning of period                                  -                 -                  -
   End of period                                    (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net unrealized gain (loss) on investments       (477,414)            (264)              (141)
                                                    --------             ----               ----
    Net gain (loss) on investments                    17,359             (264)              (141)
                                                    --------             ----               ----
Mortality and expense charges                            910                1                  1
                                                    --------             ----               ----
    Increase (decrease) in assets
      from operations                              $  16,449                5               (142)
                                                    ========             ====               ====

See accompanying notes to financial statements.

                                               SECURITY EQUITY LIFE INSURANCE COMPANY
                                                        SEPARATE ACCOUNT 13

                                                Statements of Changes in Net Assets

                                                    Year ended December 31, 1996

                                              Wells
                                 General      Fargo                                                              Evergreen
                                American      Bank                 Fidelity                                        Growth
                                  Money       Asset    Fidelity   Investment    Fidelity  Evergreen  Evergreen      and
                                  Market    Allocation  Growth    Grade Bond   Index 500      VA     Foundation    Income
                                   Fund       Fund       Fund        Fund        Fund        Fund       Fund        Fund
                                   ----       ----       ----        ----        ----        ----       ----        ----
Dividend income               $      -          913       2,581       6,207       6,742      23,667     34,619      20,978
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net realized gain (loss)
   on investments                 267,992       (32)     56,605      (3,032)     34,442       1,319        860       1,563
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net unrealized gain
   (loss) on investments:
     Beginning of year           (477,414)     (264)       (141)       -           -           -          -           -
     End of year                 (616,614)     (727)    152,534      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net unrealized gain
        (loss)                   (139,200)     (463)    152,675      72,512     190,361     174,857     90,314     218,007
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net gain (loss)
        on investments            128,792      (495)    209,280      69,480     224,803     176,176     91,174     219,570
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Mortality and expense charges       8,455        19       9,716       6,971       5,182       2,914      1,512       2,926
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in assets
        from operations           120,337       399     202,145      68,716     226,363     196,929    124,281     237,622
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Capital transactions:
     Deposit into Separate
      Account                  16,201,970     6,223   1,854,129   1,992,244   1,139,931   1,799,979    899,908   1,799,969
     Transfers to/from
      Divisions                (9,318,249)    3,087   1,757,397   1,878,412   1,439,294   1,696,024    848,012   1,696,024
     Policy charges              (864,845)   (1,318)   (241,335)   (224,743)   (164,854)   (116,201)   (58,256)   (116,251)
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Net deposits into
        Separate Account        6,018,876     7,992   3,370,191   3,645,913   2,414,371   3,379,802  1,689,664   3,379,742
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
      Increase in net assets    6,139,213     8,391   3,572,336   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
Net assets, beginning of year   8,846,556     4,095       3,922        -           -           -          -           -
                               ----------    ------   ---------   ---------   ---------   ---------  ---------   ---------
Net assets, end of year       $14,985,769    12,486   3,576,258   3,714,629   2,640,734   3,576,731  1,813,945   3,617,364
                               ==========    ======   =========   =========   =========   =========  =========   =========

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY
                                          SEPARATE ACCOUNT 13

                                   Statements of Changes in Net Assets

                     Period from September 1, 1995 (inception) to December 31, 1995


                                                                                Wells
                                                          General               Fargo
                                                         American               Bank
                                                           Money                Asset           Fidelity
                                                           Market            Allocation          Growth
                                                            Fund                Fund              Fund
                                                            ----                ----              ----
Dividend income                                         $     -                  270               -
                                                         ---------             -----             -----
Net realized gain on investments                           494,773               -                 -
                                                         ---------             -----             -----
Net unrealized gain (loss) on investments:
   Beginning of period                                        -                  -                 -
   End of period                                          (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net unrealized gain (loss) on investments           (477,414)             (264)             (141)
                                                         ---------             -----             -----
      Net gain (loss) on investments                        17,359              (264)             (141)
                                                         ---------             -----             -----
Mortality and expense charges                                  910                 1                 1
                                                         ---------             -----             -----
      Increase (decrease) in assets from operations         16,449                 5              (142)
                                                         ---------             -----             -----
Capital transactions:
   Deposit into Separate Account                         9,362,425               -                 -
   Transfers to/from Divisions
    and General Account                                     (8,244)            4,131             4,104
   Policy charges                                         (524,074)              (41)              (40)
                                                         ---------             -----             -----
      Net deposits into Separate Account                 8,830,107             4,090             4,064
                                                         ---------             -----             -----
      Increase in net assets                             8,846,556             4,095             3,922
Net assets, beginning of period                               -                  -                 -
                                                         ---------             -----             -----
Net assets, end of period                               $8,846,556             4,095             3,922
                                                         =========             =====             =====

See accompanying notes to financial statements.

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements

                               December 31, 1996


(1)   Organization
      ------------
      Security Equity Life Insurance Company Separate Account 13 (the
         Separate Account) commenced operations on November 15, 1994.
         The Separate Account is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account receives purchase payments from individual flexible variable life contracts issued by Security Equity Life Insurance Company (Security Equity).

      The Separate Account is divided into a number of Divisions.  Each
         Division invests in shares of an underlying portfolio available to policyholders as directed by the policyholders. The portfolios available for investment through the Separate Account are the General American Money Market Fund, Fidelity Growth Fund, Fidelity Investment Grade Bond Fund, Fidelity Asset Manager Fund, Fidelity Index 500 Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Evergreen VA Fund, Evergreen Foundation Fund, Evergreen Growth and Income Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell Non-U.S. Portfolio, Wells Fargo Bank Asset Allocation Fund, and Wells Fargo Bank U.S. Government Allocation Fund.

      Investments through the separate account Divisions in the General
         American Money Market Fund, Wells Fargo Bank Asset Allocation Fund, and Fidelity Growth Fund Divisions were initiated in the Separate Account for policyholders on September 1, 1995. Investments through the separate account Divisions in the Fidelity Investment Grade Bond Fund, Fidelity Index 500 Fund, Evergreen VA Fund, Evergreen Foundation Fund, and Evergreen Growth and Income Fund Divisions were initiated in the Separate Account for policyholders during 1996. The remaining available divisions had not commenced operations at December 31, 1996.

(2)   Summary of Significant Accounting Policies
      ------------------------------------------
      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          (a)   Investments
                -----------
                The Separate Account's investments are valued daily, based on the net asset value of the shares held. The first-in, first-out method is used in determining the cost of shares sold on withdrawals by the Separate Account.
                   Share transactions are recorded on the trade date, which is the same as the settlement date.

          (b)   Federal Income Taxes
                --------------------
                Security Equity is taxed under federal law as a life
                   insurance company. The Separate Account is part of Security Equity's total operations and is not taxed separately. Under current federal income tax law, no taxes are payable on investment income or realized capital gains from sales of investments of the Separate Account. Therefore, no federal income tax expense has been provided.

          (c)   Dividend Reinvestment
                ---------------------
                Dividends are recorded on the ex-dividend date and
                   immediately reinvested on the pay date.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


          (d)   Use of Estimates
                ----------------
                The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Policy Charges
      --------------
      Charges are deducted from premiums and paid to Security Equity for providing the insurance benefits set forth in the contracts and any additional benefits by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policy.

      The premium payment, less the premium load charge, equals the net premium. The premium load is deducted from the initial premium and from each subsequent premium paid by a policyholder, prior to allocation to the Separate Account. The premium load includes a distribution charge, a premium tax charge, and the DAC tax charge.

         Distribution Charge:  The distribution charge is composed of a premium
         -------------------
            expense load and a commission charge. The amount of the distribution charge will depend on the amount of initial premium and the sales commissions paid.

            Premium Expense Load:  The premium expense load will be deducted
            --------------------
               from each premium and will equal a percentage of the premium.
               The percentage will be determined based on the sum of the initial premiums for all policies in a case, in accordance with the following table:

             Sum of the initial premiums
             of all contracts in the case                Premium expense load
             ----------------------------                --------------------
                Less than $250,000                               2.00%
                $250,000-$999,999                                1.50
                $1,000,000 and more                              1.25
                                                                 ====

            Commission Charge:  A commission charge may be deducted from a
            -----------------
               premium. The commission charge deducted from a premium will be equal to the full amount of commissions payable by Security Equity on the target premium.

         Premium Tax Charge:  Various states and subdivisions impose a tax on
         ------------------
            premiums received by insurance companies. Premium taxes vary from state to state. The percentage deducted from each premium varies based on the governing jurisdiction of the contract.

         DAC Tax Charge:  The DAC tax charge is equal to 1% of all premiums paid
         --------------
            in all contract years.

      Charges are deducted monthly from the cash value of each policy to compensate Security Equity for certain administrative costs, the cost of insurance, and optional rider benefit charges.

                                                                    (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


            Administrative Costs:  Security Equity has responsibility for the
            --------------------
               administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, Security Equity assesses a monthly administrative charge against each policy. This monthly charge is $4.50 per policy. This cost may change, but is guaranteed not to exceed $8.00 per month per policy.

            Cost of Insurance:  The cost of insurance is deducted on each
            -----------------
               monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined by multiplying the applicable cost of insurance rate by the net amount at risk each policy month.

            Optional Rider Benefit Charges:  This monthly deduction includes
            ------------------------------
               charges for any additional benefits provided by rider.

      In addition to the above policy charges, a daily charge against the operations of each Division is made for the mortality and expense risks assumed by Security Equity. The mortality and expense risk charge assessed against each Division will never exceed an annual effective rate of .50% of the policy's Separate Account value attributable to that Division. Currently, the amount of this charge is an annual effective rate of .35% of the Separate Account value, which is equivalent to .000957233% of the Separate Account value attributable to the Division on a daily basis. The mortality risk assumed by Security Equity under the contract is that insureds may, on average, live for shorter periods of time than estimated. The expense risk assumed by Security Equity under the contract is the risk that the cost of issuing and administering the contract may be more than estimated.

(4)   Purchases and Sales of Shares
      -----------------------------
      During the period ended December 31, 1996, purchases and proceeds from the sales pertaining to the Separate Account were as follows:

                                                        Purchases        Sales
                                                        ---------        -----
General American Money Market Fund                    $ 16,055,033     9,427,292
Wells Fargo Bank Asset Allocation Fund                       9,287           545
Fidelity Growth Fund                                     6,026,650     2,657,607
Fidelity Investment Grade Fund                           4,617,226       964,149
Fidelity Index 500 Fund                                  3,420,037       996,124
Evergreen VA Fund                                        3,434,893        34,167
Evergreen Foundation Fund                                1,740,138        17,279
Evergreen Growth and Income Fund                         3,434,170        36,201
                                                        ==========     =========

      There were no purchases or sales for the Fidelity Asset Manager Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund Divisions during 1996.

                                                                   (Continued)

                    SECURITY EQUITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT 13

                         Notes to Financial Statements


(5)   Unit Activity
      -------------
      For the year ended December 31, 1996, transactions in accumulation units were as follows:

                                                 Units,                       Transfers       Units,
                                               beginning         Net           between        end of
                                               of period       deposits       Divisions     of period
                                               ---------       --------       ---------     ---------
General American
   Money Market Fund                           8,266,085      13,774,894     (8,722,645)    13,318,334
Wells Fargo Bank
   Asset Allocation
   Fund                                            3,253           5,521            157          8,931
Fidelity Growth Fund                               2,774       1,081,685      1,128,281      2,212,740
Fidelity Investment Grade Fund                      -          1,607,694      1,516,544      3,124,238
Fidelity Index 500 Fund                             -            653,667        908,293      1,561,960
Evergreen VA Fund                                   -          1,569,119      1,658,426      3,227,545
Evergreen Foundation Fund                           -            755,933        829,278      1,585,211
Evergreen Growth and Income
   Fund                                             -          1,565,607      1,658,435      3,224,042
                                               =========      ==========     ==========     ==========

      For the period September 1, 1995 (inception) to December 31, 1995, transactions in accumulation units were as follows:

                                                 Units,                         Transfers      Units,
                                               beginning         Net             between       end of
                                               of period       deposits         Divisions    of period
                                               ---------       --------         ---------    ---------
General American
   Money Market Fund                                -          8,273,816         (7,731)     8,266,085
Wells Fargo Bank
   Asset Allocation
   Fund                                             -               -             3,253          3,253
Fidelity Growth Fund                                -               -             2,774          2,774
                                               ==========      =========         ======      =========

      There have been no accumulation of units for the Fidelity Asset Manager
         Fund, Bankers Trust Emerging Market Fund, Bankers Trust Liquid
         Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank
         Russell Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank
         Russell Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government Allocation Fund Divisions during 1996.

                                                                       Schedule
                                                                       --------


                      SECURITY EQUITY LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT 13

                              Schedule of Investments

                                 December 31, 1996


                                               Number of              Market
                                                 shares               value
                                                 ------               -----
General American Money Market Fund               869,269          $ 14,988,772
Wells Fargo Bank Asset Allocation Fund             1,094                12,498
Fidelity Growth Fund                             115,038             3,582,291
Fidelity Investment Grade Fund                   304,130             3,722,557
Fidelity Index 500 Fund                           29,717             2,648,716
Evergreen VA Fund                                313,488             3,576,902
Evergreen Foundation Fund                        160,392             1,814,032
Evergreen Growth and Income Fund                 305,794             3,617,537
                                                 =======            ==========

      There were no investments in the Fidelity Asset Manager Fund, Bankers
         Trust Emerging Market Fund, Bankers Trust Liquid Asset Fund, Bankers Trust Limited Maturity Bond Fund, Frank Russell
         Aggressive Equity Portfolio, Frank Russell Core Bond Portfolio, Frank Russell Multi-Style Equity Portfolio, Frank Russell
         Non-U.S. Portfolio, or Wells Fargo Bank U.S. Government
         Allocation Fund.

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors
Security Equity Life Insurance Company:

We have audited the accompanying balance sheets of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Equity Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


St. Louis, Missouri
April 4, 1997

                           SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Balance Sheets

                                December 31, 1996 and 1995

================================================================================================
                       ASSETS                                             1996          1995
------------------------------------------------------------------------------------------------
Bonds, at fair value                                                 $ 58,058,439     63,256,127
Policy loans                                                            5,081,949      4,524,903
Cash and cash equivalents                                               5,534,380      1,977,082
------------------------------------------------------------------------------------------------
                  Total cash and invested assets                       68,674,768     69,758,112
Reinsurance benefits recoverable:
      Future policy benefits                                            6,436,700      7,221,329
      Policy and contract claims                                        2,048,247      1,704,918
Accrued investment income                                               1,230,483      1,279,216
Goodwill                                                                1,349,013      1,428,369
Deferred policy acquisition costs                                       3,658,233      1,471,754
Value of business acquired                                              2,461,000      2,441,000
Deferred tax asset                                                      3,403,349      2,251,570
Other assets                                                              877,289      1,250,035
Separate account assets                                               116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total assets                                       $206,764,516    150,079,515
================================================================================================
      LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
Reserve for future policy benefits                                     54,516,590     55,520,856
Policy and contract claims                                              1,494,338      2,176,837
Other policyholders' funds                                                 21,723         25,064
Advance premiums                                                        1,861,279      1,057,064
Other liabilities and accrued expenses                                  6,622,653      2,290,147
Payable to affiliates                                                      75,510         51,785
Separate account liabilities                                          116,625,434     61,273,212
------------------------------------------------------------------------------------------------
                  Total liabilities                                   181,217,527    122,394,965
------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10)
Stockholder's equity:
      Common stock, par value $25; 100,000 shares authorized,
            issued, and outstanding                                     2,500,000      2,500,000
      Additional paid-in capital                                       27,447,892     27,447,892
      Net unrealized gain on investments, net of taxes                     59,112      1,990,132
      Retained deficit                                                 (4,460,015)    (4,253,474)
------------------------------------------------------------------------------------------------
                  Total stockholder's equity                           25,546,989     27,684,550
------------------------------------------------------------------------------------------------
                  Total liabilities and stockholder's equity         $206,764,516    150,079,515
================================================================================================

See accompanying notes to financial statements.

                                                   1

                             SECURITY EQUITY LIFE INSURANCE COMPANY

                                   Statements of Operations

                        Years ended December 31, 1996, 1995, and 1994
===============================================================================================
                                                              1996         1995         1994
Revenues:
     Premiums and contract charges                        $ 7,434,043    6,379,803    9,025,429
     Net investment income                                  4,546,544    4,699,713    4,095,545
     Other income                                              19,053          272      843,891
     Realized investment gains (losses)                       313,185     (179,830)    (515,975)
-----------------------------------------------------------------------------------------------
              Total revenues                               12,312,825   10,899,958   13,448,890
-----------------------------------------------------------------------------------------------
Benefits and expenses:
     Policy benefits                                        3,309,410    3,234,062    2,539,611
     Policy surrenders, net                                 1,635,498    1,016,535    1,786,502
     Change in reserve for future policy benefits          (1,893,195)  (2,791,166)   1,296,603
     Interest credited                                      2,437,432    2,391,220    2,349,814
     Commissions, net of capitalized costs                  1,403,608    1,283,902    3,930,807
     General and administrative expenses                    4,795,193    4,966,525    5,531,872
     Amortization of goodwill                                  79,356       79,356       79,354
     Accretion of value of business acquired, net             (20,000)     (28,000)     (50,000)
     Other expenses                                           849,064      619,517    1,131,898
-----------------------------------------------------------------------------------------------
              Total benefits and expenses                  12,596,366   10,771,951   18,596,461
-----------------------------------------------------------------------------------------------
              Income (loss) from operations before
                  federal income tax expense (benefit)       (283,541)     128,007   (5,147,571)
-----------------------------------------------------------------------------------------------
Federal income tax expense (benefit):
     Current                                                   15,000           --           --
     Deferred                                                 (92,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Total Federal income tax expense
                  (benefit)                                   (77,000)      64,286     (830,376)
-----------------------------------------------------------------------------------------------
              Net income (loss)                           $  (206,541)      63,721   (4,317,195)
===============================================================================================

See accompanying notes to financial statements.

                                                     2

                                     SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Stockholder's Equity

                                  Years ended December 31, 1996, 1995, and 1994

=========================================================================================================================
                                                                                  Net
                                                                               unrealized
                                                              Additional     gain (loss) on                    Total
                                                Common         paid-in        investments,     Retained     stockholder's
                                                stock          capital        net of taxes     deficit         equity
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1993                  $2,500,000      17,447,892               --             --     19,947,892
Net loss                                              --              --               --     (4,317,195)    (4,317,195)
Contribution of capital from Parent                   --      10,000,000               --             --     10,000,000
Change in net unrealized gain
     (loss) on investments                            --              --       (4,061,215)            --     (4,061,215)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1994                   2,500,000      27,447,892       (4,061,215)    (4,317,195)    21,569,482
Net income                                            --              --               --         63,721         63,721
Change in net unrealized gain
     (loss) on investments                            --              --        6,051,347             --      6,051,347
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995                   2,500,000      27,447,892        1,990,132     (4,253,474)    27,684,550
Net loss                                              --              --               --       (206,541)      (206,541)
Change in net unrealized gain
     (loss) on investments                            --              --       (1,931,020)            --     (1,931,020)
-------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996                  $2,500,000      27,447,892           59,112     (4,460,015)    25,546,989
=========================================================================================================================

See accompanying notes to financial statements.

                                 SECURITY EQUITY LIFE INSURANCE COMPANY

                                       Statements of Cash Flows

                            Years ended December 31, 1996, 1995, and 1994
=========================================================================================================================
                                                                             1996           1995           1994
-------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income (loss)                                                    $   (206,541)        63,721     (4,317,195)
   Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
         Change in:
            Reinsurance benefits ceded                                       441,300      3,844,903     (1,354,981)
            Accrued investment income                                         48,733        (36,253)      (279,331)
            Other assets                                                     372,746       (824,660)      (164,367)
            Deferred policy acquisition costs, net                        (2,186,479)    (1,471,754)            --
            Policy liabilities                                            (1,004,266)    (1,345,723)     2,392,502
            Policy and contract claims                                      (682,499)    (2,880,980)     2,268,697
            Other policyholders' funds                                        (3,341)         2,425            534
            Federal income tax payable                                        15,000             --             --
            Advance premiums                                                 804,215        393,064        664,000
            Other liabilities and accrued expenses                         4,317,506        190,733      1,295,393
            Payable to affiliates                                             23,725        (17,141)      (224,158)
         Accretion of bond premiums, net                                     189,350        221,543        536,812
         Deferred tax expense (benefit)                                      (92,000)        64,286       (830,376)
         Net (gain) loss on sale of investments                             (313,185)       179,830        515,975
         Amortization of goodwill                                             79,356         79,356         79,354
         Accretion of value of business acquired                             (20,000)       (28,000)       (50,000)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) operating activities            1,783,660     (1,564,650)       532,859
-------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchase of investments                                               (12,790,361)   (17,056,300)   (26,813,376)
   Sale or maturity of investments                                        15,141,063     19,355,372     16,780,012
   Increase in policy loans, net                                            (557,046)      (893,507)      (747,167)
-------------------------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) investing
              activities                                                   1,793,656      1,405,565    (10,780,531)
-------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Contribution of capital from Parent                                            --             --     10,000,000
   Policyholder account balances:
      Deposits on interest-sensitive life contracts                       48,448,968     18,382,186     35,046,849
      Transfers to separate account for
         interest-sensitive life contracts, net                          (48,468,986)   (27,178,119)   (26,250,945)
-------------------------------------------------------------------------------------------------------------------------
            Net cash (used in) provided by financing activities              (20,018)    (8,795,933)    18,795,904
-------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in cash and cash
              equivalents                                                  3,557,298     (8,955,018)     8,548,232
Cash and cash equivalents at beginning of year                             1,977,082     10,932,100      2,383,868
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                $  5,534,380      1,977,082     10,932,100
=========================================================================================================================
Supplemental disclosure of cash flow information -
   taxes paid                                                           $         --         20,000             --
=========================================================================================================================

See accompanying notes to financial statements.

                                                4

                   SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

                       December 31, 1996 and 1995

=============================================================================

(1)     GENERAL INFORMATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Security Equity Life Insurance Company (SELIC or the Company) is a wholly owned subsidiary of General American Life Insurance Company (General American or the Parent). On December 31, 1993, Security Mutual Life Insurance Company of New York (Security Mutual) sold 100% of the Company's stock to General American, as approved by the State of New York Department of Insurance.

        In 1986, the Company commenced direct writing of universal life and term business, and in 1987 began marketing a single premium whole life policy. In 1984, the Company began assuming single premium deferred annuity (SPDA) and other insurance business through reinsurance agreements with Security Mutual. The SPDA and ordinary life insurance blocks of business were recaptured by Security Mutual in 1992.

        SELIC is licensed in 40 states and the District of Columbia. Insurance operations have generally been limited to the sale of individual life insurance products (term and universal life) made through the general agency system, including career agents and brokers.

        With the sale of SELIC by Security Mutual to General American, SELIC's activities have been redirected to serving the insurance needs of publicly held corporations and New York state residents. Additionally, SELIC focuses on accessing numerous and alternative distribution channels in addition to a general agency system. SELIC markets Corporate Owned Life Insurance (COLI) primarily through specially designed variable products.

        The acquisition of Security Equity by General American was accounted for as a purchase transaction and, accordingly, the purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. These allocations have been reflected, or "pushed down," in the financial statements of the Company. The total purchase price of $19,947,892 was allocated among the fair value of tangible net assets of $15,997,813, value of business acquired of $2,363,000, and goodwill of $1,587,079 at the date of acquisition.

        The accompanying financial statements are prepared on the basis of generally accepted accounting principles. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates.

        The significant accounting policies of the Company are as follows:

        (a)     RECOGNITION OF POLICY REVENUE AND RELATED EXPENSES

                Policy revenue recognition varies depending upon the type of insurance product. For traditional life products with fixed and guaranteed premiums and benefits, such as whole life and term insurance policies, premiums are recognized when due. Benefits and other expenses
                                           5                      (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                             Notes to Financial Statements

===============================================================================

                of these products are associated with earned premiums and other sources of earnings so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future benefits and the deferral and amortization of policy acquisition costs. Premiums collected on universal life-type policies are reported as deposits to the policyholder account balance and not as income to SELIC. Income to SELIC on these policies consists of the assessments for mortality costs, surrenders, and expenses.

        (b)      Investment Securities

                 At December 31, 1996 and 1995, all long-term securities are carried at market value with the unrealized gain (loss), net of tax impact, being reflected as a separate component of stockholder's equity as the Company considers all long-term securities as available-for-sale. Short-term investments are carried at cost which approximates market value. Policy loans are valued at aggregate unpaid balances. The fair value of policy loans is assumed to equal the carrying value because the loans have no fixed maturity date and, therefore, it is not practicable to determine a fair value.

                 Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premium or accretion of discount which is generally computed consistent with the interest method.

        (c)      Value of Business Acquired

                 Value of business acquired (VOBA) represents the present value of future profits resulting from the acquisition of insurance policies in a purchase transaction. VOBA is amortized in proportion to the estimated premiums or gross profits, depending on the type of contract, with accretion of interest on the unamortized discounted balance. In 1996, 1995 and 1994, amortization of VOBA was $121,000, $112,000 and $89,000, and the accretion of interest on the unamortized balance was $140,000 and $139,000, respectively. The carrying value of VOBA is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (d)      Goodwill

                 Goodwill, representing the excess of purchase price over the fair value of assets acquired, is amortized on a straight-line basis over 20 years. The carrying value of goodwill is periodically evaluated to ascertain recoverability from future operations. Impairment would be recognized in current operations when determined.

        (e)      Reserve for Future Policy Benefits

                 Liabilities for future benefits on life policies are established in amounts adequate to meet the estimated future obligations on policies in force. Liabilities for future policy benefits on certain life insurance policies are computed using the net level premium method and are based upon assumptions as to future investment yield, mortality, and withdrawals. Mortality and

                                           6                   (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 withdrawal assumptions for all policies have been based on various actuarial tables which are consistent with the Company's own experience. Liabilities for future benefits on certain long-duration life insurance contracts are carried at accumulated policyholder values.

        (f)      Federal Income Taxes

                 The Company is taxed as a life insurance company under the Deficit Reduction Act of 1984. The Company establishes deferred taxes under the asset and liability method of SFAS No.109, Accounting for Income Taxes, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in those temporary differences are expected to be recovered or settled. Under SFAS No.109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

                 The Company filed its federal income tax return on a consolidated basis with Security Mutual prior to 1994. The Company will file its federal income tax return as a separate entity for 1996, consistent with 1995 and 1994.

        (g)      Reinsurance

                 Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned over the anticipated reinsurance contract life. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

        (h)      Deferred Policy Acquisition Costs

                 The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs may include commissions, as well as certain costs of policy issuance and underwriting. In 1996 and 1995, the Company deferred $2.4 million and $1.5 million, respectively, in acquisition costs related to interest sensitive products and recognized amortization of $168,000 and $12,000, respectively, based on the estimated gross profits of the underlying business. The Company did not defer any policy acquisition costs in 1994 as a result of the nature of the business written.

        (i)      Separate Account Business

                 The assets and liabilities of the separate account represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the

                                          7                    (Continued)

                        SECURITY EQUITY LIFE INSURANCE COMPANY

                           Notes to Financial Statements

===============================================================================

                 exclusive benefit of variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at market value.

        (j)      FAIR MARKET DISCLOSURES

                 Fair value disclosures are required under SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Such fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair market value of each class of financial instrument for which it was practicable to estimate fair value:

                 Invested assets - Fixed maturities are valued using quoted
                 ---------------
                 market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities. The carrying value of policy loans approximates fair value.

                 Policyholder account balances  - The fair value of policyholder
                 -----------------------------
                 account balances is equal to the discounted estimated future cash flows using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying value approximates fair value at December 31, 1996 and 1995.

                 Cash and short-term investments - The carrying amount is a
                 -------------------------------
                 reasonable estimate of fair value.

        (k)      Cash and Cash Equivalents

                 For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

        (l)      Reclassification

                 Certain amounts in the 1996 financial statements have been reclassified to conform to the 1995 presentation.


                                         8                          (Continued)

                     SECURITY EQUITY LIFE INSURANCE COMPANY

                        Notes to Financial Statements

===============================================================================
(2)     INVESTMENTS

        The sources of net investment income (principally interest) follow:

        ================================================================================================

                                                           1996              1995              1994
        ------------------------------------------------------------------------------------------------
        Bonds                                           $4,291,428         4,458,159         3,840,763
        Short-term investments                              75,110            43,781           133,755
        Policy loans and other                             260,276           294,298           216,942
        ------------------------------------------------------------------------------------------------
                                                         4,626,814         4,796,238         4,191,460
        Investment expenses                                 80,270            96,525            95,915
        ------------------------------------------------------------------------------------------------
                   Net investment income                $4,546,544         4,699,713         4,095,545
        ================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 and 1995 are shown below. Market value is based upon market prices obtained from independent pricing services which approximate fair value.

        =========================================================================================================
                                                                                1996
        ---------------------------------------------------------------------------------------------------------
                                                                        Gross           Gross         Estimated
                                                       Amortized      unrealized      unrealized        market
                                                         cost           gains           losses          value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 3,962,315        127,349          6,292       4,083,372
        Corporate securities                           40,917,820      1,299,830        902,482      41,315,168
        Mortgage-backed securities                     13,087,363         29,539        457,003      12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                      $57,967,498      1,456,970      1,366,029      58,058,439
        =========================================================================================================


                                              9                     (Continued)

                       SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

                                                                          1995
        ---------------------------------------------------------------------------------------------------------
                                                                         Gross         Gross          Estimated
                                                        Amortized      unrealized    unrealized         market
                                                           cost          gains         losses           value
        ---------------------------------------------------------------------------------------------------------
        Government obligations (including
          obligations guaranteed by the
          U.S. government)                            $ 9,299,846        287,844        273,583       9,314,107
        Corporate securities                           40,799,139      3,013,425        388,584      43,423,980
        Mortgage-backed securities                     10,095,402        432,140          9,502      10,518,040
        ---------------------------------------------------------------------------------------------------------
                                                      $60,194,387      3,733,409        671,669      63,256,127
        =========================================================================================================

        The amortized cost and estimated market value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        =========================================================================================================
                                                                                           Estimated
                                                                     Amortized              market
                                                                       cost                  value
        ---------------------------------------------------------------------------------------------------------
        Due in one year or less                                    $ 1,257,740             1,255,992
        Due after one year through five years                        2,404,896             2,384,096
        Due after five years through ten years                       6,160,517             5,951,583
        Due after ten years                                         35,056,982            35,806,869
        Mortgage-backed securities                                  13,087,363            12,659,899
        ---------------------------------------------------------------------------------------------------------
                                                                   $57,967,498            58,058,439
        =========================================================================================================

        Proceeds from the sale, call, and maturity of investments in bonds
        1996, 1995, and 1994 were $15,141,063, $19,355,372, and $16,780,012, respectively. Gross gains of $381,856, $428,522, and $119,699 and gross losses of $68,671, $608,352, and $635,674 were realized on those sales in 1996, 1995, and 1994, respectively.

        The Company has bonds on deposit with various state insurance departments with an amortized cost of approximately $2,411,000 and $2,421,000 at December 31, 1996 and 1995, respectively.

(3)     REINSURANCE

        The Company reinsures certain risks with other insurance companies as the Company sets a maximum retention amount (currently $125,000) to help reduce the loss on any single policy.

                                        10                          (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                          Notes to Financial Statements

===============================================================================

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with affiliates are summarized as follows:


====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with affiliates:
      Reinsurance premiums ceded                        $1,632,262        1,956,568       2,391,067
      Policy benefits ceded                              1,397,188          305,947       2,340,522
      Commissions and expenses ceded                            --               --         169,453
----------------------------------------------------------------------------------------------------

         Premiums and related reinsurance amounts for the years ended December 31, 1996, 1995, and 1994 as they relate to transactions with nonaffiliates are summarized as follows:

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Reinsurance transactions with nonaffiliates:
      Reinsurance premiums ceded                        $5,744,060        5,489,407       6,299,344
      Policy benefits ceded                              3,824,327        2,682,132       3,050,824
      Commissions and expenses ceded                            --               --         674,438
----------------------------------------------------------------------------------------------------

         The Company remains contingently liable with respect to any reinsurance ceded and would become actually liable if the assuming company was unable to meet its obligations under the reinsurance treaty.

(4)      FEDERAL INCOME TAXES

         A reconciliation of the Company's "expected" federal income tax expense (benefit), computed by applying the federal U.S. corporate tax rate of 35% to income (loss) from operations before federal income tax expense (benefit), is as follows (in thousands of dollars):

====================================================================================================
                                                           1996              1995           1994
----------------------------------------------------------------------------------------------------
Computed "expected" tax expense (benefit)                  $(99)             45              (1,802)
Amortization of intangibles, net                             21              18                  10
Other, net                                                    1               1                 962
----------------------------------------------------------------------------------------------------
                  Federal income tax expense (benefit)     $(77)             64                (830)
====================================================================================================

                                      11                            (Continued)

                      SECURITY EQUITY LIFE INSURANCE COMPANY

                         Notes to Financial Statements

================================================================================

         The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1996 and 1995 are presented below (in thousands of dollars):

         ===========================================================================================
                                                                          1996         1995
         -------------------------------------------------------------------------------------------
         Deferred tax assets:
            Policy acquisition costs                                     $1,746        1,157
            Reserves                                                      1,694        2,072
            Capital loss carryforward                                       148          243
            Net operating loss carryforward                                  --          323
            Other, net                                                      685          410
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax assets                     4,273        4,205
         Less valuation allowance                                            --           --
         -------------------------------------------------------------------------------------------
                      Net deferred tax assets                             4,273        4,205
         -------------------------------------------------------------------------------------------
         Deferred tax liabilities:
            Investments                                                      80        1,097
            Other, net                                                      790          856
         -------------------------------------------------------------------------------------------
                      Total gross deferred tax liabilities                  870        1,953
         -------------------------------------------------------------------------------------------
                      Net deferred tax asset                             $3,403        2,252
         ===========================================================================================

         On December 31, 1993, General American purchased 100% of the Company. Pursuant to the acquisition, the election was made under Internal Revenue Code Section 338(h)(10) to treat the purchase of stock as a purchase of assets for tax purposes. As a result, a revaluation of the tax bases of the Company's assets and liabilities was made in connection with the acquisition.

         The Company believes that a valuation allowance with respect to the realization of the total gross deferred tax asset is not necessary. In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Although the Company has a limited history of earnings, its Parent does have a long history of earnings. Pursuant to Internal Revenue Service regulations, the Company cannot file a consolidated tax return with its Parent until five years following the acquisition. However, after five years, the Company will be able to file a consolidated tax return with its Parent, and realization of the gross tax asset will not be dependent solely on the Company's ability to generate its own taxable income. General American has a proven history of earnings and it appears more likely than not that the Company's gross deferred tax asset will ultimately be fully realized.

         The Company filed its federal income tax return on a consolidated basis
         with Security Mutual prior to 1994.   In connection with the Company's
         transfer of stock ownership, Security Mutual agreed to assume all unpaid tax liability incurred prior to the date of sale.


                                     12                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(5)      RELATED-PARTY TRANSACTIONS

         The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such services. The expenses incurred for these services were $529,000, $463,200, and $407,000 for 1996, 1995, and 1994, respectively.

         Effective January 1, 1994, the Company entered into an administrative service agreement with Security Mutual. Under the agreement, Security Mutual provides for the administration of policies issued through December 31, 1993. The expenses incurred for these services were $1,621,268, $1,842,320, and $1,980,812 for
         1996, 1995, and 1994, respectively.

(6)      PENSION, INCENTIVE, AND HEALTH AND LIFE INSURANCE BENEFIT PLANS

         Associates of SELIC participate in a noncontributory multi-employer defined benefit pension plan jointly sponsored by SELIC and General American. The benefit is accrued are based on the number of years of service and compensation level of each participant.
         No pension expense was recognized in 1996, 1995, or 1994 due to overfunding of the plan.

         In addition, in 1995 SELIC adopted an associate bonus plan applicable to full-time exempt associates. Bonuses are based on an economic value-added model prepared annually by the Company. Total bonuses accrued to Company employees were $144,000 and $59,500 in 1996 and 1995, respectively. In 1994, the Company accrued bonuses of $150,000 under a nonrelated associate bonus plan.

         SELIC provides for certain health care and life insurance benefits for retired employees in accordance with SFAS No. 106, Employer's Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 106 requires the Company to accrue the estimated cost of retiree benefit payments during the years the employee provides services.

         SFAS No. 106 allows recognition of the cumulative effect of the liability in the year of the adoption or the amortization of the transition obligation over a period of up to 20 years. The Company has elected to recognize the initial postretirement benfit obligation of approximately $16,427 over a period of 20 years. The unrecognized initial postretirement benefit obligation was approximately $13,962 and $14,784 at December 31, 1996 and 1995, respectively. The net periodic post-retirement benefit cost for the years ended December 31, 1996, 1995, and 1994 was $8,490, $6,711, and $6,232, respectively. This includes expected costs of benefits for newly eligible or vested employees, interest costs, gains and losses from differences between actuarial and actual experience, and amortization of the initial postretirement benefit obligation. The accumulated post-retirement benefit obligation was approximately $28,981 and $17,089 at December 31, 1996 and 1995, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.25% for all years. The health care cost trend rates were 9% for the Indemnity Plan, 8% for the HMO Plan, and 9% for the Dental Plan. These rates were graded to 5.25% over the next 14 years. A one percentage point increase in the assumed health care cost trend rates would increase the December 31, 1996 accumulated postretirement obligation by 12.9%, and the estimated service cost and interest cost components of the net periodic postretirement benefit cost for 1996 by 16.0%.


                                     13                         (Continued)

                  SECURITY EQUITY LIFE INSURANCE COMPANY

                      Notes to Financial Statements

===============================================================================

(7)      STATUTORY FINANCIAL INFORMATION

         The Company is subject to financial statement filing requirements of the State of New York Department of Insurance, its state of domicile, as well as the states in which it transacts business.
         Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from generally accepted accounting principles (GAAP). Statutory accounting principles include:
         (1)charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards which may vary in methodology utilized; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutorily determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) deferred premiums provided for statutory mean reserves; (6) annuity contract deposits represent funds deposited by policyholders and are included in premiums or contract charges; (7) non-recognition of certain assets as nonadmitted through a direct charge to surplus; and (8) valuation of investments in bonds at amortized cost.

         The stockholder's equity (surplus) and net loss of the Company at December 31, 1996, 1995, and 1994, as determined using statutory accounting practices, is summarized as follows:

         =========================================================================================================
                                                                        1996          1995           1994
         ---------------------------------------------------------------------------------------------------------
            Surplus as reported to regulatory authorities            $12,441,081   15,125,968     17,264,148
            Net loss as reported to regulatory authorities            (2,778,942)  (1,465,539)    (3,779,205)
         =========================================================================================================

(8)      DIVIDEND RESTRICTIONS

         Dividend payments by the Company are restricted by state insurance laws as to the amount that may be paid as well as the prior notice and approval of the State of New York Department of Insurance.
         The Company did not pay a dividend in 1996, 1995, or 1994.

(9)      RISK-BASED CAPITAL

         The insurance departments of various states, including the Company's domiciliary state of New York, impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

         The RBC guidelines define specific capital levels where action by the Company or regulatory authorities is required based on the ratio of a company's actual total adjusted capital (sum of capital and surplus and asset valuation reserve) to control levels determined by the RBC formula. At December 31, 1996, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.



                                      14                      (Continued)

                       SECURITY EQUITY INSURANCE COMPANY

                         Notes to Financial Statements

===============================================================================

(10)     COMMITMENTS AND CONTINGENCIES

         The Company leases certain of its facilities under noncancellable leases which expire in August 1998. The future minimum lease obligations under the terms of the leases are summarized as follows:

         ========================================================================================
         Year ended December 31:
            1997                                                                    $ 84,600
            1998                                                                      58,600
         ----------------------------------------------------------------------------------------
                                                                                    $143,200
         ========================================================================================

         Rent expense totaled approximately $82,700, $83,900, and $50,700 in 1996, 1995, and 1994, respectively.

(11)     SUBSEQUENT EVENT

         Subsequent to December 31, 1996, a policyholder of the Company utilized the "free-look" option of their variable life contract which resulted in the return of approximately $13 million in contract deposits to the policyholder and the nonrealization of approximately $1.6 million in commissions and related expenses by the Company. The impact to the Company's net income and financial position is not significant. Management is maintaining continuing discussions with this policyholder to provide an opportunity to retain this business in 1997.

                       PART II - OTHER INFORMATION


                       UNDERTAKING TO FILE REPORTS


      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities an Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                         RULE 484 UNDERTAKING

      Reference is made to the Depositor's Articles of Incorporation, and to
Article VII of the Depositor's By-Laws, each filed as an exhibit to this Registration Statement. Specifically, Section VII.1. of Article VII of the Depositor's By-Laws provides that the Depositor may indemnify a director or officer ("Indemnified Person") for amounts paid in settlement and reasonable expenses in connection with an action (i) brought by or in the right of the Depositor, if the Indemnified Person acted in good faith for a purpose reasonably believed by the Indemnified Person to be in (or, under certain circumstances, not opposed to) the best interests of the Depositor; or (ii) other than an action brought by or in the right of the Depositor, if the Indemnified Person acted in good faith for a purpose reasonably believed by the Indemnified Person to be in (or, under certain circumstances, not opposed to) the best interests of Depositor, and in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful. Section VII.1. further provides that such indemnification must be authorized by the Board of Directors of the Depositor acting by a quorum consisting of directors who are not parties to the action or proceeding, or if such quorum is unobtainable or if a quorum of disinterested directors so directs, by the Board of Directors upon an opinion of independent legal counsel, or by the Depositor's shareholders, in each case provided that certain findings are made. Section VII.1. further provides that the Depositor will indemnify a director or officer in connection with actions described under (i) and (ii) above if the Indemnified Person has been successful in the defense of a civil or criminal or proceeding as described in (i) and (ii) above. Section VII.1. further provides that a notification of payment of indemnification, advancement or allowance under Sections 721 to 726, inclusive, of the Business Corporation Law of New York shall be made unless a notice has been filed with Superintendent of Insurance of the State of New York as specified in Section VII.1. This description is qualified in its entirety by the provisions of the By-Laws filed as an exhibit to this Registration Statement.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registration in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REASONABLENESS OF FEES AND CHARGES

Security Equity Life Insurance Company, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Security Equity Life Insurance Company.

                   CONTENTS OF REGISTRATION STATEMENT


This Registration Statement consists of the following papers and documents:

*     The facing sheet.
* A reconciliation and tie of the information shown in the information shown in the prospectuses with the items of Form N-8B-2.
* Prospectus Version A consisting of 108 pages, Prospectus Version B consisting of 88 pages, and Prospectus Version C consisting of 94 pages.
*     The Undertaking to File Reports.
*     The Rule 484 Undertaking.
*     Reasonableness of Fees and Charges.
*     The signatures.
*     The following exhibits:

      1. The following exhibits correspond to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2:
            (1)      Resolutions Establishing Security Equity
                     Life Insurance Company Separate Account 13.<F1>
            (2)      None.
            (3)(a) Principal Underwriting Agreement between SELIC and Walnut Street Securities, Inc.<F1>
            (3)(b)   Form of Selling Agreement between Walnut Street
                     Securities, Inc. and Selling Firms.<F1>
            (3)(c)   Schedule of Sales Commissions.<F2>
            (4)      None.
            (5)(a)   Specimen of Contract.<F1>
            (5)(b)   Riders and Endorsements.<F1>
            (6)      Certificate of Incorporation and By-Laws of SELIC.<F1>
            (7)      None.
            (8)      None.
            (9)(a)   Form of Participation Agreement.<F2>
            (9)(b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security
                     Equity Life Insurance Company.<F2>
            (9)(c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F2>
            (9)(d) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F3>

            (9)(e) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Security Equity Life Insurance Company.<F3>
            (9)(f) Form of Participation Agreement between Evergreen Variable Trust and Security Equity Life Insurance Company.<F3>
            (9)(g) Fund Participation Agreement Among Tomorrow Funds Retirement Trust, Weiss, Peck & Greer, L.L.C., and Security Equity Life Insurance Company.
            (9)(h) Form of Participation Agreement Among Security Equity Life Insurance Company, Russell Insurance Funds, and Russell Fund Distributors, Inc.
            (9)(i) Form of Participation Agreement Among Life & Annuity Trust, Stephens, Inc., Wells Fargo Bank, and Security Equity Life Insurance Company.
            (10)     Specimen of Application for Policy.<F1>
      2.         See Exhibit 3.(i).
      3.(i)      Opinion of Juanita M. Thomas, Esq. as to the legality of
                 Securities Being Issued and Consent.<F2>
      3.(ii)     Opinion of Victor Bertolozzi, FSA, MAAA and Consent.<F2>
      3.(iii)    Opinion of Ralph A. Gorter, FSA, and Consent.
      4.         None.
      5.         Inapplicable.
      6.         Inapplicable.
      7.         Powers of Attorney.<F1>
      8.         Form of Notice of Withdrawal Right.<F2>
      9.         Consent of KPMG Peat Marwick LLP.

                                  NOTES
[FN]
<F1.> Incorporated by reference to Registrant's registration statement on Form
      S-6 (File No. 88524), filed January 13, 1995.
<F2.> Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to registration statement on Form S-6 (File No. 33-88524), filed
      August 30, 1995.
<F3.> Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to registration statement on Form S-6 (file Nos. 33-88524 and 811-8938), filed April 29, 1996.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Security Equity Life Insurance Company and Security Equity Life Insurance Company Separate Account 13 certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Security Equity Life Insurance Company to be hereunto affixed and attested, all in the City of Armonk and State of New York, on the 23rd day of April, 1997.

                                SECURITY EQUITY LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT 13 (Registrant)

                                By: SECURITY EQUITY LIFE INSURANCE COMPANY
                                    (for Registrant and as Depositor)

Attest: /s/ Matthew P. McCauley               By: /s/ William C. Thater
        ----------------------------              -----------------------
        Matthew P. McCauley,                      William C. Thater,
        Secretary                                 President


Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                      TITLE                              DATE
/s/ William C. Thater                                                             4/23/97
-------------------------------
William C. Thater                              President & Director


/s/ Fabio Pieroni                                                                 4/23/97
-------------------------------
Fabio Pieroni                                  Vice President, Treasurer,
                                               and Controller

<F*>                                                                              4/23/97
-------------------------------
Willard N. Archie                              Director

<F*>                                                                              4/23/97
-------------------------------
Carson E. Beadle                               Director

<F*>                                                                              4/23/97
-------------------------------
James R. Elsesser                              Director




<F*>                                                                              4/23/97
-------------------------------
Stanley Goldstein                              Director

<F*>                                                                              4/23/97
-------------------------------
David D. Holbrook                              Director

<F*>                                                                              4/23/97
-------------------------------
Richard A. Liddy                               Director

<F*>                                                                              4/23/97
-------------------------------
Leonard M. Rubenstein                          Director

<F*>                                                                              4/23/97
-------------------------------
H. Edwin Trusheim                              Director

<F*>                                                                              4/23/97
-------------------------------
Virginia V. Weldon, M.D.                       Director

<F*>                                                                              4/23/97
-------------------------------
Ted C. Wetterau                                Director

<F*>                                                                              4/23/97
-------------------------------
Ben H. Wolzenski                               Director

<F*>                                                                              4/23/97
-------------------------------
A. Greig Woodring                              Director



By: /s/ William C. Thater                                                         4/23/97
    ---------------------------
    William C. Thater

<F*>  Copies of powers of attorney authorizing William C. Thater to sign the
      Registration Statement and amendments thereto on behalf of the Directors of Security Equity Life Insurance Company are on file with the Securities and Exchange Commission.

                            EXHIBIT INDEX
1.A.(9)(g)        Fund Participation Agreement Among Tomorrow Funds
                  Retirement Trust, Weiss, Peck & Greer, L.L.C., and
                  Security Equity Life Insurance Company.

1.A.(9)(h)        Form of Participation Agreement Among Security Equity
                  Life Insurance Company, Russell Insurance Funds, and Russell
                  Fund Distributors, Inc.

1.A. (9)(i)       Form of Participation Agreement Among Life & Annuity
                  Trust, Stephens, Inc., Wells Fargo Bank, and Security
                  Equity Life Insurance Company.

3.(iii)           Opinion of Ralph A. Gorter, FSA, and Consent.

9.                Consent of KPMG Peat Marwick LLP.


